UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07142

Pyxis Funds II

(Exact name of registrant as specified in charter)

200 Crescent Court

Suite 700

Dallas, Texas 75201

(Address of principal executive offices) (Zip code)

Pyxis Capital, L.P.

200 Crescent Court

Suite 700

Dallas, Texas 75201

(Name and address of agent for service)

registrant’s telephone number, including area code: (877) 665-1287

Date of fiscal year end: September 30

Date of reporting period: September 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

Pyxis Funds II

Pyxis Alpha Trend Strategies Fund

Pyxis Alternative Income Fund

Pyxis Energy and Materials Fund

Pyxis Trend Following Fund

Pyxis Core America Equity Fund

Pyxis Dividend Equity Fund

Pyxis Premier Growth Equity Fund

Pyxis Small-Cap Equity Fund

Pyxis Global Equity Fund

Pyxis International Equity Fund

Pyxis Total Return Fund

Pyxis Tax-Exempt Fund

Pyxis Fixed Income Fund

Pyxis Money Market Fund II

Annual Report

September 30, 2012

Pyxis Funds II

Pyxis Alpha Trend Strategies Fund

Pyxis Alternative Income Fund

Pyxis Energy and Materials Fund

Pyxis Trend Following Fund

Pyxis Core America Equity Fund

Pyxis Dividend Equity Fund

Pyxis Premier Growth Equity Fund

Pyxis Small-Cap Equity Fund

Pyxis Global Equity Fund

Pyxis International Equity Fund

Pyxis Total Return Fund

Pyxis Tax-Exempt Fund

Pyxis Fixed Income Fund

Pyxis Money Market Fund II

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

A prospectus must precede or accompany this report. Please read the prospectus carefully before you invest.

NOTES TO PERFORMANCE (unaudited)

September 30, 2012

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses. Total returns for Class A shares are shown for both with and without the imposition of the maximum applicable front-end sales charge, and the total returns for Class B and Class C shares are shown for both with and without the imposition of the maximum applicable contingent deferred sales charge (CDSC). Information on the maximum front-end sales charge and CDSC for each Fund can be found in Note 1 of the Notes to Financial Statements in this report.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Periods less than one year are not annualized. Please call toll-free 1-877-665-1287 or visit the Fund’s website at http://www.pyxisais.com for the most recent month-end performance data.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in a Fund is subject to risk, including possible loss of principal invested.

The S&P® 500 Index is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock U.S. market performance. The S&P® North American Natural Resources Index represents U.S. traded securities that are classified under the GICS® energy and materials sector excluding the chemicals industry and the steel sub-industry. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those companies in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those companies in the Russell 1000® Index with lower price-to-book ratios and lower expected growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is a market capitalization-weighted index consisting of approximately 2,000 of the smallest U.S.-domiciled publicly traded common stocks that are included in the Russell 3000® Index. The MSCI World® Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The index is designed to represent the performance of developed stock markets throughout the world and excludes certain market segments unavailable to U.S. based investors. The MSCI EAFE® Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The index is designed to represent the performance of developed stock markets outside the U.S. and Canada and excludes certain market segments unavailable to U.S. based investors. The Barclays Capital High Yield Credit Bond Index is a total return performance benchmark for fixed income securities. The index covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+ or below.

The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The BofA Merrill Lynch U.S. Dollar LIBOR 3 Month Constant Maturity Index tracks the interest rate offered by a specific group of London banks for U.S. dollar deposits with a three-month maturity. The Barclays Capital 10-Year Municipal Bond Index is an unmanaged index composed of investment-grade, fixed rate securities with maturities of at least eight years and less than twelve years.

The 90 Day T-Bill is an unmanaged measure/index of the performance of U.S. Treasury bills currently available in the marketplace having a remaining maturity of 90 days.

The above indices/measures do not reflect the actual cost of investing in the instruments that comprise each index. Indexes are unmanaged and unlike a mutual fund, does not take into account fees, charges and taxes. It is not possible to invest in an index.

The peer universe of the underlying funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown.

Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2010 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

Russell Investment Group owns the Russell Index data, including all applicable trademarks and copyrights, used in these materials. Any unauthorized use or redistribution of such Russell Index data is strictly prohibited. Russell Investment Group is not responsible for the configuration of this material or for any inaccuracy in presentation thereof.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice.

Annual Report | 1

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2012	Pyxis Alpha Trend Strategies Fund

Q: How did the Fund perform compared to its benchmark and Morningstar peer group for the periods since inception through September 30, 2012?

A: The Pyxis Alpha Trend Strategies Fund returned -6.20% for Class A shares for the period November 2, 2011 through September 30, 2012, -2.09% for Class C shares for the period February 27, 2012 through September 30, 2012, -5.90% for Class R shares for the period November 9, 2011 through September 30, 2012 and -5.80% for Class Y shares for the period November 1, 2011 through September 30, 2012. The MSCI EAFE Index, the Fund’s benchmark, returned 3.75% and the Fund’s Morningstar peer group, US OE Managed Futures, returned an average of -4.61% for the period November 1, 2011 through September 30, 2012.

Q: What market conditions impacted the Fund’s performance?

A: In October 2011 global equity markets were suffering from highly volatile news flow from European banks, based largely on fears over the ability of Greece, Spain and Italy to remain solvent. By October 2011 the MSCI EAFE Index had suffered a more than -25% decline from the highs seen earlier in the year.

In November, European leaders determined that intervention was needed and announced an emergency rate cut in overnight dollar swap contracts, and a new funding mechanism titled “LTRO” (Long-term refinancing operations). Global equity markets rallied sharply from oversold levels but continued to remain volatile through the end of the year, finally finding more stable footing in early 2012.

We have now seen several iterations of Federal bank intervention, in the form of “Quantitative Easing.” These actions tend to have positive short term impact, but the effects diminish with each new program. Long only investors should be concerned that while Quantitative Easing measures help to stabilize global equity prices, they do little to address underlying structural problems, ensuring more volatility to come. We see ample opportunity for Alpha Trend to exploit both short term volatility and macro price trends in the quarters ahead.

Q: What were the primary drivers behind Fund performance?

A: After a challenging final quarter of 2011, Pyxis Alpha Trend Strategies steadily out-performed the peer group in the Fund’s fiscal year 2012. The relatively narrow trends of the past year were not an ideal environment for the trend following components of Alpha Trend, but the market climate was ideal for the fund’s Counter-Trend Country Rotation strategy. In 2012 shareholders benefited from successful trades in China, Canada, South Africa and Emerging Markets exchange traded funds.

Eric Leake	Garrett Waters
Founding Partner, Chief Investment Officer at Anchor Capital	Partner and Chief Executive Officer at Anchor Capital

2  |  Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2012	Pyxis Alpha Trend Strategies Fund

Pyxis Alpha Trend Strategies - Class A

Growth of Hypothetical $10,000 Investment

Pyxis Alpha Trend Strategies Fund	Since Inception *	Inception Date
Class A Shares, without sales charge	-6.20%	11/02/11
Class A Shares, with sales charge	-11.59%
Class C Shares, without sales charge	-2.09%	02/27/12
Class C Shares, with sales charge	-3.07%
Class R Shares	-5.90%	11/09/11
Class Y Shares	-5.80%	11/01/11

* Not Annualized.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.75% on Class A Shares. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter. A 2.00% redemption fee will be charged if Fund shares are redeemed or exchanged within the first two months of purchase. The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.pyxisais.com. The gross expense ratio as reported in the Fund’s prospectus was as follows: Class A: 3.05%, Class C: 3.70%, Class R: 3.20% and Class Y: 2.70%.

See Notes to Performance on page 1 for more information.

The Fund invests in ETFs (Exchange-Traded Funds) and will bear its share of fees and expenses of the underlying ETFs. The Fund is subject to short sales risk which theoretically involves unlimited loss potential since the market price of securities sold short may continually increase. Investments in derivatives may not correlate to the performance of the underlying securities and may result in greater losses.

As a non-diversified fund, the Fund may invest a larger portion of its assets in the securities of one or a few issuers than a diversified fund. A non-diversified fund’s investment in fewer issuers may result in the fund’s shares being more sensitive to the economic results of those issuers. There is the risk that a fund’s high portfolio turnover will increase its transaction costs and may result in increased realization of net short-term capital gains, higher taxable distributions and lower after-tax performance.

Mutual fund investing involves risk including the possible loss of principal.

Annual Report  |  3

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2012	Pyxis Alternative Income Fund

Q: How did the Fund perform compared to its benchmark and Morningstar peer group for the period since inception of January 13, 2012 through September 30, 2012?

A: During the period since inception of January 13, 2012 through September 30, 2012, the Pyxis Alternative Income Fund returned -0.10% for Class A shares for the period since inception of, -0.15% for Class C shares, -0.19% for Class R shares and 0.17% for Class Y shares. The Barclays Capital U.S. High Yield Credit Bond Index, the Fund’s benchmark, returned 12.13% and the Fund’s Morningstar peer group, US OE Non-Traditional Bond, returned an average of 5.63% for the period January 1, 2012 through September 30, 2012.

Q: What market conditions impacted the Fund’s performance?

A: Since the Federal Reserve first began a zero interest rate policy three years ago in the form of Quantitative Easing, investors have had an ever shrinking menu of opportunities for yield and have piled record amounts of capital into high yield bonds. Record capital flows have pushed real yields to record lows, and created an environment of relative complacency, leaving investors vulnerable to short term market shocks.

We have now seen several iterations of Federal bank intervention, in the form of “Quantitative Easing.” These actions tend to have positive short term impact, but the effects diminish with each new program. Long only investors should be concerned that while Quantitative Easing measures help to stabilize market prices, they do little to address underlying structural problems, tending to cause more volatility to come.

With bond yields once again near record lows high yield bond investors may be ill prepared for negative headlines. We see ample opportunity for Alternative Income to continue exploit both short term price dislocations in credit, and macro interest rate trends in the quarters ahead.

Q: What were the primary drivers behind Fund performance?

A: Since the launch of the Pyxis Alternative Income Fund in January 2012, the Fund benefited from both a generally rising trend in high yield bond prices, as well as short term price dislocations in High Yield Bond exchange-traded funds. In pursuit of our absolute return strategy, the Fund reduced long exposure by adding short term hedges during bouts of market volatility in April and May.

Eric Leake	Garrett Waters
Founding Partner, Chief Investment Officer at Anchor Capital	Partner and Chief Executive Officer at Anchor Capital

4  |  Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2012	Pyxis Alternative Income Fund

Pyxis Alternative Income Fund - Class A

Growth of Hypothetical $10,000 Investment

Pyxis Alternative Income Fund	Since Inception *	Inception Date
Class A Shares, without sales charge	-0.10%	01/13/12
Class A Shares, with sales charge	-5.84%
Class C Shares, without sales charge	-0.15%	01/13/12
Class C Shares, with sales charge	-1.12%
Class R Shares	-0.19%	01/13/12
Class Y Shares	0.17%	01/13/12

* Not Annualized.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.75% on Class A Shares. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter. A 2.00% redemption fee will be charged if Fund shares are redeemed or exchanged within the first two months of purchase. The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.pyxisais.com. The gross expense ratio as reported in the Fund’s prospectus was as follows: Class A: 3.05%, Class C: 3.70%, Class R: 3.20% and Class Y: 2.70%.

See Notes to Performance on page 1 for more information.

The Fund’s investment activities involve a significant degree of risk and material losses may occur. The Fund is non-diversified and may invest a significant portion of the portfolio in fewer securities. The Fund invests in ETFs (Exchange-Traded Funds) and is therefore subject to the same risks the funds are invested in as well as entails higher expenses than if invested into an ETF directly. Short sales by a Fund theoretically involve unlimited loss potential since the market price of securities sold short may continually increase. Leveraging may increase the risk of loss, cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the NAV of the Fund generally to decline faster than it would otherwise. Derivatives, such as futures and options, are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index and may expire worthless.

The Fund may invest in foreign and emerging market securities which involves certain risks such as currency volatility, political and social instability and reduced market liquidity. Investments in high yield securities (commonly known as junk bonds) have a greater risk of default and can be more volatile and less liquid.

Mutual fund investing involves risk including the possible loss of principal.

Annual Report  |  5

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2012	Pyxis Energy and Materials Fund

Q: How did the Pyxis Energy & Materials Fund perform compared to its benchmark and Morningstar peer group for the period ended September 30, 2012?

A: For the period since inception of December 1, 2011 through September 30, 2012, the Pyxis Energy & Materials Fund returned 10.31% for Class A shares, 9.69% for Class C shares, 10.11% for Class R shares and 10.63% for Class Y shares. The S&P® North American Natural Resources Sector Index, the Fund’s benchmark, returned 0.73% and the Fund’s Morningstar peer group, US OE Aggressive Allocation, returned an average of 11.15% for the same period.

Q: What market conditions impacted the Fund’s performance?

A: During the period, the portfolio was primarily invested in equity securities issued by companies principally engaged in the Energy and Materials industry. These companies were impacted by commodity price fluctuations during the period. Energy related commodities demonstrated strength in the first quarter and much of the second quarter of 2012 before weakening during the summer.

Q: Were there any significant changes to the Fund during the period?

A: As of fiscal year-end, the Fund was closed to new investors and was positioned in cash and cash equivalents. This was done while the advisor, along with the Fund’s board, considered strategic options for the Fund and its investors.

6  |  Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2012	Pyxis Energy and Materials Fund

Pyxis Energy & Materials Fund - Class A

Growth of Hypothetical $10,000 Investment

Pyxis Energy and Materials Fund	Since Inception *	Inception Date
Class A Shares, without sales charge	10.31%	12/01/11
Class A Shares, with sales charge	3.96%
Class C Shares, without sales charge	9.69%	12/01/11
Class C Shares, with sales charge	8.69%
Class R Shares	10.11%	12/01/11
Class Y Shares	10.63%	12/01/11

* Not Annualized.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.75% on Class A Shares. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter. A 2.00% redemption fee will be charged if Fund shares are redeemed or exchanged within the first two months of purchase. The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.pyxisais.com. The gross expense ratio as reported in the Fund’s prospectus was as follows: Class A: 2.25%, Class C: 2.90%, Class R: 2.40% and Class Y: 1.90%.

See Notes to Performance on page 1 for more information.

The Fund’s investment activities involve a significant degree of risk and material losses may occur. The Fund is non-diversified and may be susceptible to economic or regulatory events affecting those industries that the Fund focuses on. The Fund invests in ETFs (Exchange-Traded Funds) and is therefore subject to the same risks the funds are invested in as well as entails higher expenses than if invested into an ETF directly. Short sales by a Fund theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Leveraging may increase the risk of loss, cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the NAV of the Fund generally to decline faster than it would otherwise. Derivatives, such as futures and options, are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index and may expire worthless.

The Fund may invest in foreign and emerging market securities which involves certain risks such as currency volatility, political and social instability and reduced market liquidity. Investments in high yield securities (commonly known as junk bonds) have a greater risk of default and can be more volatile and less liquid. Portfolio Turnover Risk is the risk that a fund’s high portfolio turnover will increase its transaction costs and may result in increased realization of net short-term capital gains and higher taxable distributions.

Mutual fund investing involves risk including the possible loss of principal.

Annual Report  |  7

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2012	Pyxis Trend Following Fund

Q: How did the Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended September 30, 2012?

A: The Pyxis Trend Following Fund returned -10.19% for Class A shares for the twelve-month period ended September 30, 2012 and -1.80% for Class C shares for the period since inception of February 24, 2012 through September 30, 2012. The Fund’s benchmark, the MS US CE Managed Futures Index returned 0.00% and the Fund’s Morningstar peer group, US OE Managed Futures, returned an average of -8.14% for the twelve-month period ended September 30, 2012.

The Fund was roughly in line with its peer group, trailing the average fund in the category by 0.55%. The Fund was ahead of its peers on YTD and 3-yr basis however, outperforming the category average by 2.84% and 1.28%, respectively.

Q: What market conditions impacted the Fund’s performance?

A: While stocks ended the period higher, it was one marked by a particularly violent ‘reversal day’ type bottom on October 4th, and which then saw several corrections and sharp reversals along the way. Bonds and commodities traded in wide ranges, also making it difficult for all trend following strategies.

Q: What were the primary drivers behind Fund performance?

A: Our trend following models are designed in an effort to participate in rising markets while seeking to avoid (or sell short) declining markets. In seeking the Fund’s objective of long-term capital appreciation consistent with capital appreciation, the overall goal of the strategy is to attempt to post above market returns with below market volatility across a full market cycle. When markets turn up or down quickly however, trend following model take time to “trigger”, and can underperform over the short-term. A good example being the ‘reversal day’ on October 4th, we mentioned above. Once a sustained trend emerges, these methods have the potential to profit in both up and down markets.

Q: Were there any significant changes to the Fund during the period?

A: Yes. In February our prospectus was adjusted, providing the Portfolio Manager more discretion and allowing him or her to both use stop loss orders as well as override signals in the investment model. The goal is to give the Portfolio Manager additional tools to manage risk in market environments such as those experienced during October 2011, as noted above.

Michiel Hurley, CMT

Portfolio Manager at Incline Analytics, LLC

8  |  Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2012	Pyxis Trend Following Fund

Pyxis Trend Following Fund - Class A

Growth of Hypothetical $10,000 Investment

Pyxis Trend Following Fund	One Year	Five Year	Ten Year	Since Inception	Inception Date
Class A Shares, without sales charge	-10.19%	n/a	n/a	-1.46%	03/31/09
Class A Shares, with sales charge	-15.35%	n/a	n/a	-3.11%
Class C Shares, without sales charge	n/a	n/a	n/a	-1.80%*	02/24/12
Class C Shares, with sales charge	n/a	n/a	n/a	-2.78%*

* Not Annualized.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.75% on Class A Shares. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter. A 2.00% redemption fee will be charged if Fund shares are redeemed or exchanged within the first two months of purchase. The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.pyxisais.com. The gross expense ratio as reported in the Fund’s prospectus was as follows: Class A: 3.06%, Class C: 3.71%, Class R: 3.21% and Class Y: 2.71%.

See Notes to Performance on page 1 for more information.

The Pyxis Trend Following Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. It may make short sales of securities which involve the risk that losses may exceed the original amount invested. The Fund may invest in foreign and emerging markets which can entail additional social, political and economic risks. It also may invest in smaller companies which may be subject to higher volatility and risk than larger stocks.

The Fund invests in exchange-traded funds and shareholders will bear its share of fees, expenses and risks of the underlying funds. The Model used by the Fund to determine or guide investment decisions may not achieve the objectives of the Fund.

Investments in derivatives, such as futures and options, are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, and result in losses to the Fund. Leverage may increase the risk of loss and cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the NAV of the Fund generally to decline faster than it would otherwise. Portfolio Turnover Risk is the risk that a fund’s high turnover will increase its transaction costs and may result in increased realization of net short-term capital gains, higher taxable distributions and lower after-tax performance.

Mutual fund investing involves risk including the possible loss of principal.

Annual Report  |  9

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2012	Pyxis Core America Equity Fund

Q: How did the Pyxis Core America Equity Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended September 30, 2012?

A: For the twelve-month period ended September 30, 2012, the Pyxis Core America Equity Fund returned 26.97% for Class A shares, 25.97% for Class B shares, 25.97% for Class C shares, 26.87% for Class R shares and 27.34% for Class Y shares, net of fees. The Fund’s benchmark, the S&P® 500 Index returned 30.20% and the Fund’s Morningstar peer group, 1,756 US Large Blend funds, returned an average of 27.09% over the same period.

Q: What market conditions impacted the Fund’s performance?

A: In the beginning of the twelve-month period, stocks rallied as EU leaders demonstrated resolve in dealing with the European debt crisis. In addition, U.S. economic data was better than expected throughout the Fall into early 2012. However, by February a more subdued mood took hold as profit expectations slipped and GDP growth slowed. U.S. equity markets went into a “risk off ” stage through mid-year. Starting in July, the market surged for several reasons: 1) optimism over ECB Chairman Draghi’s pledge to do “whatever it takes” to preserve the Euro; 2) economic data started to come in better than expected; and 3) the U.S. Federal Reserve announced its third round of quantitative easing called QE3. The net result for the full year was extremely strong absolute equity performance. Every S&P® 500 sector was up double-digits, and several returned greater than 30%. As U.S. equities soared, the Fund also performed well but modestly lagged the benchmark. Going forward, we feel our fundamental, bottom-up stock selection approach has the potential to pay dividends, if market returns gravitate towards more normalized levels.

Q: What were the primary drivers behind Fund performance?

A: The Fund’s consumer discretionary holdings contributed positively to performance, due to its significant overweight in media holdings. In a backdrop of continued strong advertising spending, the Fund’s holdings in Time Warner, Disney, Omnicom and Comcast drove the Fund’s media outperformance. Other important contributions came from holdings of Amgen, Express Scripts and Perkin Elmer within healthcare. We view these companies as “best of breed” within biotechnology, pharmacy benefit manager and life science tool segments, respectively. Overweighting financials also helped performance, with key contributions from holdings of outperforming asset managers, Invesco and Ameriprise. On the other hand, the Fund’s underweight in telecommunications — which performed well — detracted from its returns. In addition, stock selection within consumer staples, industrials and materials sectors detracted from returns. Holdings of Kraft and Archer Daniels Midland (ADM) dragged on returns in consumer staples, with ADM being impacted by the U.S. drought and its impact on the corn crop. In materials, Allegheny Technologies pressured relative performance, as many investors became concerned about an oversupply of stainless steel and titanium.

Q: Were there any significant changes in the Fund during the period?

A: Over the course of the twelve-month period we added more assets to our highest-conviction holdings, increasing the number of large overweights (positions greater-than 1.5% over the benchmark) and modestly reducing the number of overall holdings in the portfolio. We began the year with 98 holdings and ended the year with 75. At September 30th, the healthcare and technology sectors were the Fund’s largest overweights and with underweights in consumer staples and telecommunications (driven by high relative valuations in these sectors).

Over the course of the year we added some technology exposure to the portfolio given attractive valuations. We established new positions in Qualcomm, Analog Devices, and Google. Each of these technology market leaders has generated strong free cash flow with a visible earnings outlook, and currently boasts a strong balance sheet. We increased the Fund’s healthcare overweight with new holdings in Agilent, Covidien and Express Scripts among others. We also meaningfully increased the Fund’s media exposure with new holdings in CBS and Comcast.

At the same time, we lightened exposure to the financials sector, and the Fund’s financials sector overweight (vs. the benchmark) declined to just over 1% at September 30th. We eliminated positions in State Street Corp, Bank of America, JP Morgan and several insurance holdings, including Chubb, Marsh & McLennan, MetLife and The Hartford. We believe the optimal approach in financials is to have “best of breed” companies in a number of industry segments. Thus, we added to the Fund’s position in AIG, a leading P&C underwriter which has been transforming its culture, selling assets and buying back its stock. We also initiated positions in asset manager, Invesco, and Wells Fargo in the banking/mortgage industry.

Stephen V. Gelhaus	Paul C. Reinhardt
Senior Vice President at GEAM	Senior Vice President at GEAM

10  |  Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2012	Pyxis Core America Equity Fund

Pyxis Core America Equity Fund - Class A

Growth of Hypothetical $10,000 Investment

Pyxis Core America Equity Fund	One Year	Five Year	Ten Year	Since Inception	Inception Date
Class A Shares, without sales charge	26.97%	0.59%	7.25%	8.01%	09/08/93
Class A Shares, with sales charge	19.63%	-0.59%	6.61%	7.67%
Class B Shares, without sales charge	25.97%	-0.16%	6.60%	7.71%	09/08/93
Class B Shares, with sales charge	21.97%	-0.16%	6.60%	7.71%
Class C Shares, without sales charge	25.97%	-0.16%	6.46%	2.70%	09/30/99
Class C Shares, with sales charge	24.97%	-0.16%	6.46%	2.70%
Class R Shares	26.87%	n/a	n/a	2.34%	01/29/08
Class Y Shares	27.34%	0.85%	7.60%	5.35%	01/05/98

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.75% on Class A Shares. The maximum CDSC on Class B Shares is 4.00%. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter. The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.pyxisais.com. The gross expense ratio as reported in the Fund’s prospectus was as follows: Class A: 1.14%, Class B: 1.89%, Class C: 1.89%, Class R: 1.39% and Class Y: 0.89%.

See Notes to Performance on page 1 for more information.

The Fund invests in value stocks which involve the risk of investing in securities that are undervalued and may not realize its full potential. To a lesser extent the Fund may invest in foreign securities which may cause more volatility and less liquidity due to currency changes, political instability and accounting differences. Investing in derivatives may involve more volatility and less liquidity because of the risk that an investment may not correlate to the performance of the underlying securities.

Mutual fund investing involves risk including the possible loss of principal.

Annual Report  |  11

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2012	Pyxis Dividend Equity Fund

Q: How did the Fund perform compared to its benchmarks and Morningstar peer group for the period since inception through September 30, 2012?

A: The Pyxis Dividend Equity Fund returned 21.16% for Class A shares for the period November 24, 2011 through September 30, 2012, 14.89% for Class C shares for the period November 15, 2011 through September 30, 2012 and 15.90% for Class Y shares for the period November 14, 2011 through September 30, 2012. The S&P® 500 Index and the Russell 1000® Value Index, the Fund’s benchmarks, returned 17.36% and 17.47%, respectively, for the period November 1, 2012 through September 30, 2012. The Fund’s Morningstar peer group, US OE Large Value Blend, returned an average of 14.29% over the same period.

Q: What market conditions impacted the Fund’s performance?

A: The Fund launched in mid-November 2011 and came after a brief period where dividend paying stocks strongly outperformed the general markets. Many investors realized gains in dividend paying stocks at the end of 2011 and continued into the New Year. Investors also became very risk tolerant during the first three months of 2012 as economic data exceeded the general consensus estimates. As the year progressed, investors rotated back and forth from a “risk on” to a “risk off” mentality. By September, investors turned their eyes toward the Presidential election and the possible end of the Bush-era tax cuts. The portfolio remained conservatively invested during the year which resulted in outperformance during the periods when investors become defensive and underperformed when they were risk tolerant.

Q: What were the primary drivers behind Fund performance?

A: Performance was driven by strong capital gains in several securities that represent multiple sectors of the U.S. economy. Performance also benefited from increases in quarterly dividend payments by nearly every holding in the portfolio. Financial sector holdings were driven by a strong performance from the four banks that are held in the portfolio. Wells Fargo (+40%) and US Bank (+37%) led the way as improved customer balance sheets, significant dividend increases, and a lack of exposure to Europe drew investor attention. Several cyclical names also drove the portfolio’s performance as the U.S. economy continued to grow at a slow, but steady, pace. Home Depot (+61%), General Electric (+46%), Packaging Corporation of American (+44%), and Worthington Industries (+30%) each benefited from rising revenue and cost containment.

The portfolio also benefited from a lower weighting in energy stocks as the sector trailed the S&P® 500 for the entire year. Surprisingly, performance was boosted by a 15% weighting in European stocks even with the ongoing financial crisis in Greece and several other countries.

During the year, 35 out of the 36 portfolio holdings increased their quarterly dividends. Companies are flush with cash and continued strong free cash flow allowed them to increase their distributions by an average of 29% during the past twelve months.

The portfolio’s performance was hampered by the more defensive holdings in the portfolio and included names primarily from the utilities, health care, and consumer staples sectors. Unilever, Proctor & Gamble, and Kellogg each saw their profit margins contract during the year as costs continued to rise and price increases at the consumer level failed to stick. Investors’ increased appetite for risk also hurt performance. The portfolio did not hold any lower-quality names or many of the deep cyclical stocks that investors preferred during certain periods of the year. Performance also suffered from a below average weighting in bank stocks.

Q: Were there any significant changes to the Fund during the period?

A: The various share classes of the Pyxis Dividend Equity Fund launched in November 2011.

The portfolio manager continues to focus on the fundamentals of the U.S. economy and the current position of the market cycle. In an effort to remain defensive based on the near-term outlook for the economy, the portfolio has increased its average market capitalization and credit quality. The allocation to the energy sector was increased during the year but still remains below the benchmark’s weighting in oil and gas.

With an uncertain future for taxes and growth in the U.S. economy, the portfolio remains conservatively invested with the expectation that a mild recession may occur in 2013. The emphasis will continue to be on securities that provide a 3-5% current yield with the expectation that quarterly dividends will be increased on an annual basis. It is important to note, however, that there is no guarantee that companies will continue to pay or increase its dividends. As the portfolio is not restricted by market capitalization, style, or domicile, future holdings may include small to large- capitalization names that are based in the U.S. or abroad.

Robert Bugg

Brookmont Capital Management

12  |  Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2012	Pyxis Dividend Equity Fund

Pyxis Dividend Equity Fund - Class A

Growth of Hypothetical $10,000 Investment

Pyxis Dividend Equity Fund	Since Inception *	Inception Date
Class A Shares, without sales charge	21.16%	11/24/11
Class A Shares, with sales charge	14.20%
Class C Shares, without sales charge	14.89%	11/15/11
Class C Shares, with sales charge	13.89%
Class Y Shares	15.90%	11/14/11

* Not Annualized.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.75% on Class A Shares. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter. A 2.00% redemption fee will be charged if Fund shares are redeemed or exchanged within the first two months of purchase. The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.pyxisais.com. The gross expense ratio as reported in the Fund’s prospectus was as follows: Class A: 2.39%, Class C: 3.04%, Class R: 2.54% and Class Y: 2.04%.

See Notes to Performance on page 1 for more information.

The Fund is non-diversified, meaning that it may concentrate its assets in fewer individual holdings than a diversified fund. Investing in derivatives may be subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. Exchange-traded funds (ETFs) that the Fund may invest in are subject to market, economic and business risks that may cause their prices to fluctuate. Shareholders will pay higher expenses than would be the case if making direct investments in the underlying ETFs.

An investment in high yield securities or unrated securities (commonly known as junk bonds) are more likely to default than high rated securities. Investments in securities of non-U.S. issuers, particularly securities of emerging market issuers, involve certain risks not involved in domestic investments (for example, expropriation or political or economic instability). Small and mid-cap securities involve certain risks such as higher volatility, lower trading volume, fewer business lines and lack of public information. The Fund invests in dividend-paying companies and there is no guarantee that a company will increase or continue to pay dividends.

Mutual fund investing involves risk including the possible loss of principal.

Annual Report  |  13

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2012	Pyxis Premier Growth Equity Fund

Q: How did the Pyxis Premier Growth Equity Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended September 30, 2012?

A: For the twelve-month period ended September 30, 2012, the Pyxis Premier Growth Equity Fund returned 34.76% for Class A shares, 33.69% for Class B shares, 33.77% for Class C shares, 34.44% for Class R shares and 35.05% for Class Y shares, net of fees. The Fund’s benchmarks, the S&P® 500 Index and the Russell 1000 Growth Index returned 30.20% and 29.19%, respectively, and the Fund’s Morningstar peer group, 386 US Large Growth funds, returned an average of 27.22% over the same period.

Q: What market conditions impacted the Fund’s performance?

A: In the beginning of the year, in the 4th quarter of 2011, the European Central Bank’s LTRO and other stimulus programs in the global economy reassured investors that the tail risk of a European Union break-up had diminished. Rising equity prices were underpinned by incremental progress among European sovereigns and better U.S. economic data (e.g., housing stabilization and positive credit trends). In this environment, large-cap growth stocks generally outperformed the value stocks. Tech stocks rallied and banks rebounded amid the global stimulus. Every S&P® 500 sector was up double-digits, led by financials as banks rebounded from poor performance in the previous year ended September 30, 2011. In general, the more defensive sectors (e.g., utilities, staples) lagged. As correlation (i.e., the extent to which stocks traded in lock-step with the indices — and each other) came down, we believe the environment improved for bottom-up stock picking.

Q: What stocks and sectors significantly affected the Fund’s performance?

A: The Fund benefited from its pro-cyclical tilt during the year’s market rally, enjoying contributions both from overweights in the technology and consumer discretionary sectors, and underweights in the classically defensive consumer staples and utilities sectors. Stock selection in the technology sector contributed the most to the Fund’s outperformance, with substantial gains in EBay, Visa and Apple more than offsetting relative weakness in Baidu and Western Union. In sometimes skittish markets, the media industry offered both defensive and growth characteristics during the 12-month period, making this sector a winner along with holdings like Liberty Global and Discovery Communications. Outperformance in the Fund’s healthcare holdings was driven by rallies in Express Scripts, Gilead and Amgen. Express Scripts demonstrated synergies from its Medco acquisition, and continued its outlook for growth in generic drugs while the biotechnology industry delivered growth and visibility via exciting pipeline innovations. Another inventive R&D company was Monsanto in agricultural biotechnology.

In an otherwise strong period of performance, underweighting the financial sector as it outperformed — and banks in particular — weighed on returns. Strength in State Street was not enough to offset this lack of bank exposure, and the relative underperformance in derivative exchange CME Group and Goldman Sachs. Bed Bath & Beyond — a very well managed specialty retailer — took a breather this year, while holdings in PepsiCo and UPS lagged against a backdrop of slowing emerging market growth and global growth concerns.

Q: Were there any significant changes in the Fund during the period?

A: Changes to the Fund were modest during the 12-month period. We ended the year with 36 stocks in the Fund, roughly flat with the start of the year. At September 30, 2012, technology remained the largest sector in the Fund. We believe technology has several things going for it: financial strength (large cash balances and free cash flow generation), global diversification (over 50% of the tech sector revenue is outside the U.S.), product cycle growth (e.g. wireless data), and attractive valuation. The Fund continued to have an underweight in utilities and consumer staples at the end of the 12-month period. We continue to focus on what we believe are financially strong companies with great management teams at attractive valuations. We favor companies with innovative products and services rather than business models tied to GDP growth. In a slow growth world, we believe the Fund’s collection of companies with the potential for above-average growth have the opportunity to do well over the long term.

David B. Carlson

Chief Investment Officer - U.S. Equities at GEAM

14  |  Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2012	Pyxis Premier Growth Equity Fund

Pyxis Premier Growth Equity Fund - Class A

Growth of Hypothetical $10,000 Investment

Pyxis Premier Growth Equity Fund	One Year	Five Year	Ten Year	Since Inception	Inception Date
Class A Shares, without sales charge	34.76%	3.10%	7.36%	7.14%	12/31/96
Class A Shares, with sales charge	27.03%	1.88%	6.72%	6.73%
Class B Shares, without sales charge	33.69%	2.33%	6.88%	6.83%	12/31/96
Class B Shares, with sales charge	29.69%	2.33%	6.88%	6.83%
Class C Shares, without sales charge	33.77%	2.33%	6.57%	2.61%	09/30/99
Class C Shares, with sales charge	32.77%	2.33%	6.57%	2.61%
Class R Shares	34.44%	n/a	n/a	5.27%	01/29/08
Class Y Shares	35.05%	3.35%	7.63%	7.40%	12/31/96

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.75% on Class A Shares. The maximum CDSC on Class B Shares is 4.00%. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter. The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.pyxisais.com. The gross expense ratio as reported in the Fund’s prospectus was as follows: Class A: 1.11%, Class B: 1.86%, Class C: 1.86%, Class R: 1.36% and Class Y: 0.86%.

See Notes to Performance on page 1 for more information.

The Fund invests in growth stocks that may be more volatile because they are more sensitive to market conditions. The Fund invests in mid-cap companies which may entail greater risks and less liquidity due to narrower product lines and limited resources than larger companies. The Fund may concentrate its investments in a limited number of issuers which will have a greater impact on the Fund’s value. To a lesser extent the Fund may invest in foreign securities which may cause more volatility and less liquidity due to currency changes, political instability and accounting differences. Investing in derivatives may involve more volatility and less liquidity because of the risk that an investment may not correlate to the performance of the underlying securities.

Mutual fund investing involves risk including the possible loss of principal.

Annual Report  |  15

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2012	Pyxis Small-Cap Equity Fund

Q: How did the Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended September 30, 2012?

A: For the twelve-month period ended September 30, 2012, the Pyxis Small Cap-Equity Fund/Palisade returned 27.91% for Class A shares, 27.12% for Class B shares, 26.89% for Class C shares, 27.93% for Class R shares and 28.26% for Class Y shares. The Russell 2000 Index, the Fund’s benchmark, returned 31.91% and the Fund’s Morningstar peer group, US OE Small Blend, returned an average of 29.94% for the same period.

Q: What market conditions impacted the Fund’s performance?

A: The last quarter of 2011 and the first quarter of 2012 produced strong double-digit returns. Despite concerns of the sovereign debt crisis in the euro-zone, U.S. equities remained strong on the back of positive domestic data, highlighted by better unemployment and strong housing starts. In addition, the waning of negative earnings estimate revisions and an accommodating monetary policy further bolstered equity results. Within the small-cap space, investors embraced risk, purchasing higher beta (2) stocks, as well as unprofitable companies with lower market capitalizations.

In the second quarter of 2012, equity markets could not stay positive and retreated into negative territory on uncertainty in Europe and a slowdown in China. More importantly, the U.S. economy slowed, with the ISM Manufacturing Index falling three months in a row and dropping below 50 for the first time since the U.S. recession ended in the second quarter of 2009. Within the small cap universe, companies with non-U.S. based demand were hit the hardest. With uncertainty in Europe now spreading to Asia, companies with foreign exposure underperformed, as illustrated by the fact that both Information Technology and Materials, which are ranked first and second in foreign sales by sector, were down by more than 7% for the quarter. Non-earning, loss-making companies outperformed during the quarter, but this came mainly from Biotechnology stocks, which are not typically owned in this portfolio.

The third quarter of 2012 witnessed a rebound in the equity market. Across the globe, policy-makers added liquidity. In September, the U.S. instituted another round of Quantitative Easing (QE3), with the Fed indicating that they would buy $40 billion of mortgage debt each month for as long as it takes to get the economy to grow on its own. The ECB also assured the markets that they would keep liquidity flowing, which took some pressure off the EU debt crisis in the short run. Within the small-cap universe, stocks with the highest betas and lowest price-to-earnings ratios(3) outperformed.

Q: What were the primary drivers behind Fund performance?

A: The Fund benefited from relative returns in the Information Technology and Industrials sectors. Notably within Information Technology, our positions in Global Cash Access Holdings (+214%) and SS&C Technologies (+76%) bolstered results, while in Industrials, RSC Holdings (+218%) was acquired by United Rentals on April 30, 2012. Outperformance in the Financials sector was attributable to our exposure to the strongly performing REITs(4) industry. Underweights to the relatively weak Utilities and Consumer Staples sectors and an overweight to the strongly performing Materials sector enhanced results.

Partially offsetting these positive results, the Fund was hampered by underperformance in the Consumer Discretionary sector where our position in Deckers Outdoor Corp. (-61%) disappointed. We also lagged the index return in the Health Care sector, held back by an underweight and underperformance in the strongly performing Biotechnology industry.

Q: Were there any significant changes in the Fund during the period?

A: In March 2012, Marc Shapiro was promoted to Senior Portfolio Manager of the Adviser’s Small Cap Core Equity strategy. Mr. Shapiro had served as the strategy’s Associate Portfolio Manager since October of 2006 and had been a Senior Vice President of Research for the Small Cap Core Equity strategy since joining the Adviser in February of 2004. Mr. Shapiro replaced Senior Portfolio Manager Jeffrey Schwartz, who had resigned to pursue another business opportunity in asset management.

Additionally, Kyle M. Kavanagh was promoted to Associate Portfolio Manager of the Small Cap Core Equity strategy, and will also remain a Senior Vice President of Research. Mr. Kavanagh has worked with the Small Cap Core Equity team in a senior research role since April of 2001.

In August 2012, the Adviser hired Garo Norian as Senior Vice President of Research. Mr. Norian’s current responsibilities include generating investment ideas and maintaining research coverage for the Firm’s Institutional Small Cap Core Equity strategy specializing in the Industrials and Material sectors. Prior to joining the Adviser, Mr. Norian was at BlackRock where he was an Equity Analyst, supporting both the mid-cap and small-cap investment teams. Prior to BlackRock, Mr. Norian worked at State Street Research and Management, and at J.P. Morgan. Mr. Norian is a CFA Charterholder. He received his M.B.A. in Investment Management and Accounting from Columbia Business School and his B.A. in Economics and East Asian Studies from Stanford University.

Monique Kosse, Senior Vice President of Research continues specializing in the Health Care and Utilities sectors.

Despite strong relative and absolute returns, the third quarter of 2012 was challenging as the flow of macro data raised concerns, and stocks were extremely volatile. Although investors remain concerned about a global economic slowdown, led by Europe and China, the U.S. equity markets proved to be resilient due to monetary efforts in the United States and Europe. The volatility is likely to persist as we approach the U.S. election and the “Fiscal Cliff ”. Nevertheless, we remain focused on our individual companies and believe that, with our intense focus on stock selection, we have the potential to outperform.

The continued volatility has resulted in large shifts among the sectors, as witnessed in the Materials and Energy sectors, which went from among the worst performing sectors in the second quarter of 2012 to the best performing sectors in the third quarter of 2012. With this in mind, we continue to stay mostly in-line with the major Russell 2000® sectors, with the exception of our overweight in the Consumer Discretionary sector, where we seek mostly to stay in line with companies that fit our parameters. Our underweight exposure to the Financials sector increased slightly during the three-month period, because the sector received a boost from QE3 at the end of the quarter. We will be looking to reduce our underweight exposure by the end of the year. We will also remain underweight several of the smaller sectors within the Russell 2000®, like Consumer Staples and Utilities, as we do not find names that fit our process.

16  |  Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2012	Pyxis Small-Cap Equity Fund

Our portfolio companies remain conservatively financed. We believe this conservatism will possibly provide less volatility in the unlikely event of a prolonged business downturn. We aim to buy and own stocks with very specific characteristics, with the potential for increasing net income, increasing return on invested capital, increasing return on equity, solid and improving free cash flow, and low levels of debt. This consistency has historically achieved superior relative returns in the past and we believe this provides the best opportunities as we navigate our way through the constant ups and downs in the small-cap core space.

Marc H. Shapiro	Dennison T. Veru
Senior Portfolio Manager at Palisade	Executive Vice-President and Chief Investment Officer at Palisade

1. Views reflect that of Palisade Capital Management, LLC.

2. Beta - the covariance of manager and benchmark divided by the variance of the benchmark. Beta is a measure of systematic risk, or the sensitivity of a manager to movements in the benchmark. A beta of 1 implies that you can expect the movement of a manager return series to match that of the benchmark used to measure beta.

3. The price-to-earnings ratio, or P/E ratio, is an equity valuation measure defined as market price per share divided by annual earnings per share.

4. A REIT is a company that owns, and in most cases, operates income-producing real estate. It is a type of an investment.

Annual Report  |  17

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2012	Pyxis Small-Cap Equity Fund

Pyxis Small Cap-Equity Fund - Class A

Growth of Hypothetical $10,000 Investment

Pyxis Small-Cap Equity Fund	One Year	Five Year	Ten Year	Since Inception	Inception Date
Class A Shares, without sales charge	27.91%	2.32%	7.95%	9.16%	09/30/98
Class A Shares, with sales charge	20.60%	1.12%	7.31%	8.70%
Class B Shares, without sales charge	27.12%	1.56%	7.48%	8.81%	09/30/98
Class B Shares, with sales charge	23.12%	1.56%	7.48%	8.81%
Class C Shares, without sales charge	26.89%	1.55%	7.14%	7.40%	09/30/99
Class C Shares, with sales charge	25.89%	1.55%	7.14%	7.40%
Class R Shares	27.93%	n/a	n/a	4.95%	01/29/08
Class Y Shares	28.26%	2.60%	8.24%	9.45%	09/30/98

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.75% on Class A Shares. The maximum CDSC on Class B Shares is 4.00%. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter. The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.pyxisais.com. The gross expense ratio as reported in the Fund’s prospectus was as follows: Class A: 1.93%, Class B: 2.68%, Class C: 2.68%, Class R: 2:18% and Class Y: 1.68%.

See Notes to Performance on page 1 for more information.

The Fund invests in small-capitalization companies which may entail greater risks and less liquidity due to limited product lines and fewer resources than larger companies. The Fund uses a multi-sub-adviser investment strategy and the performance of the fund may be determined by the ability of the Adviser to allocate assets among sub-advisers. To a lesser extent the Fund may invest in foreign securities which may cause more volatility and less liquidity due to currency changes, political instability and accounting differences. Investing in derivatives may involve more volatility and less liquidity because of the risk that an investment may not correlate to the performance of the underlying securities.

Mutual fund investing involves risk including the possible loss of principal.

18  |  Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2012	Pyxis Global Equity Fund

Q: How did the Pyxis Global Equity Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended September 30, 2012?

A: For the twelve month period ended September 30, 2012, the Pyxis Global Equity Fund returned 19.94% for Class A shares, 19.12% for Class B shares, 19.02% for Class C shares, 19.85% for Class R shares and 19.57% for Class Y shares, net of fees. The Fund’s benchmark, the MSCI World Index returned 21.59% and the Fund’s Morningstar peer group, US OE World Stock, returned an average of 19.64% over the same period.

Q: What market conditions impacted the Fund’s performance?

A: Several regional factors added support to a strong absolute performance, continuing the influence of macro issues on market performance evident over the last few years. Strong earnings in the U.S. contributed to strong returns despite an economy that was showing anemic growth and persistently high inflation. Bottom-up fundamentals also supported the U.K. and several segments of the broader European markets despite recession and periods of grave concern regarding the outlook for Europe’s weaker countries, especially Spain. But significant actions by the European Central Bank, including long-term cheap financing for banks and a “whatever it takes” attitude tempered only by an insistence on conditionality, gave markets optimism that solutions to the debt crisis were at hand. Although China caused weakness across the emerging market, avoidance of a hard landing also limited the downside.

Q: What were the primary drivers behind the Fund’s performance?

A: Stock selection made a significant, positive contribution in IT, materials, staples and telecom services and negative contributions in consumer discretionary, industrials and financials. In IT, notable holdings included Equinix (internet services), Hexagon (measurements) and Samsung Electronics; in materials, Monsanto (agricultural chemicals); in staples, Diageo (beverages) and in telecom services American Tower (mobile equipment). Among the negative contributors, consumer discretionary saw weakness in Suzuki Motors (Japan), Arcos Dorados (Latin American restaurants) and Eutelsat (satellite communications); financials in Standard Chartered, US Bancorp, BNP and Deutsche Bank; and for industrials, in GE and Lixil Group (Japan, home improvements).

Regionally, the Fund benefited from an underweight and strong stock selection in Japan and stock selection in all other regions except Emerging Markets, where economic weakness saw investors underweight the region.

Q: Were there any significant changes in the Fund during the period?

A: Towards the end of the period under review, a decision was taken to adopt a more concentrated approach to portfolio construction for the Fund, with the aim of improving risk-adjusted returns. As a result of this strategic move, the number of holdings in the portfolio was substantially reduced. The resultant portfolio is focused primarily on a select group of high quality global companies, with market-leading products in growing markets, and with strong financial characteristics to support that growth. We believe that such companies have the market positioning and geographic strength to be able to prosper, despite the uncertain global economic environment. Despite a reduced number of holdings, the portfolio remains well diversified at the sector and regional level, and seeks to remain within the defined risk parameters for the portfolio.

Esther Baroudy

Vice President at GEAM

Annual Report  |  19

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2012	Pyxis Global Equity Fund

Pyxis Global Equity Fund - Class A

Growth of Hypothetical $10,000 Investment

Pyxis Global Equity Fund	One Year	Five Year	Ten Year	Since Inception	Inception Date
Class A Shares, without sales charge	19.94%	-5.02%	6.60%	5.62%	02/22/93
Class A Shares, with sales charge	13.05%	-6.14%	5.97%	5.30%
Class B Shares, without sales charge	19.12%	-5.71%	6.12%	4.48%	12/22/93
Class B Shares, with sales charge	15.12%	-5.71%	6.12%	4.48%
Class C Shares, without sales charge	19.02%	-5.72%	5.89%	1.27%	09/30/99
Class C Shares, with sales charge	18.02%	-5.72%	5.89%	1.27%
Class R Shares	19.85%	n/a	n/a	-3.66%	01/29/08
Class Y Shares	19.57%	-4.78%	6.86%	5.28%	11/29/93

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.75% on Class A Shares. The maximum CDSC on Class B Shares is 4.00%. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter. A 2.00% redemption fee will be charged if Fund shares are redeemed or exchanged within the first three months of purchase. The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.pyxisais.com. The gross expense ratio as reported in the Fund’s prospectus was as follows: Class A: 1.73%, Class B: 2.48%, Class C: 2.48%, Class R: 1.98% and Class Y: 1.48%.

See Notes to Performance on page 1 for more information.

The Fund invests in foreign and emerging market securities which include risks relating to social and political stability, market illiquidity and currency volatility. The Fund invests in small-capitalization companies which may entail greater risks and less liquidity due to limited product lines and fewer resources than larger companies. Investing in derivatives may involve more volatility and less liquidity because of the risk that an investment may not correlate to the performance of the underlying securities.

Mutual fund investing involves risk including the possible loss of principal.

20  |  Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2012	Pyxis International Equity Fund

Q: How did the Pyxis International Equity Fund perform compared to its benchmark and Morningstar peer group for the twelvemonth period ended September 30, 2012?

A: For the twelve month period ended September 30, 2012, the Pyxis International Equity Fund returned 16.37% for Class A shares, 15.49% for Class B shares, 15.66% for Class C shares, 16.24% for Class R shares and 16.76% for Class Y shares, net of fees. The Fund’s benchmark, the MSCI EAFE Index returned 13.75% and the Fund’s Morningstar peer group, US OE Foreign Large Blend, returned an average of 16.00% over the same period.

Q: What market conditions impacted the Fund’s performance?

A: Starting in the final quarter of 2011, the first signs of material progress in solving Europe’s debt crisis appeared, persisting, with brief exceptions, throughout the entire twelve month period. The progress revolved around political acceptance of greater fiscal integration and the development of more appropriate and effective financial institutions including the European Stability Mechanism (ESM). In addition, the European Central Bank, under the new leadership of Mario Draghi, played a more active role introducing “LTRO” (Long-term refinancing operations) for banks while adopting a “whatever it takes” attitude tempered only by an insistence on conditionality. Given the steady deterioration of Spain and its banking system this more expansive role was both welcome and essential. Meanwhile China continued to avoid a hard landing although its economy slowed with a profound impact on other markets around the world, many of which has been acting as suppliers and customers to the world’s second-largest economy.

Q: What were the primary drivers behind Fund performance?

A: Stock selection was positive in all sectors but most notably in information technology. Strong growth in segments such as smartphones, plus new developments in integrated circuits and enterprise software led to significant contributions to the Fund’s returns from Samsung Electronics, Taiwan Semiconductor, Hexagon and SAP. Sector allocation was mainly positive except in the IT sector which despite our success was the second-worst performing sector after utilities.

Regionally, the Fund benefited significantly from an underweight and stock selection in Japan and from stock selection in Europe, the U.K. and the Emerging Markets.

Q: Were there any significant changes to the Fund during the period?

A: The weight in healthcare was increased with new holdings Astellas (Japan) and CSL (Australia) plus an additional weight in Fresenius SE. Consumer staples holdings increased through additions to Diageo (UK) and AB Inbev (Belgium). In the energy sector trims of holdings in Petrobras (Brazil) and Suncor (Canada) were replaced through purchases of SubSea 7 (Norway), BG Group and ENI (Italy). In the financials sector positions in Santander (Spain), ICICI (India) and Bank of China HK were sold and replaced by Deutsche Bank, AIA Hong Kong, ING and Daito Trust and for autos in the consumer discretionary sector we added to the Fund’s position in Toyota while selling Suzuki Motor.

Overall, the general tenor of the portfolio did not change, positioned for sub-par growth in a sub-par inflationary world.

Ralph R. Layman	Jonathan L. Passmore	Michael J. Solecki
President & Chief Investment Officer - Public	Senior Vice President at GEAM	Chief Investment Officer - International Equities at
Equities at GEAM		GEAM

Annual Report  |  21

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2012	Pyxis International Equity Fund

Pyxis International Equity Fund - Class A

Growth of Hypothetical $10,000 Investment

Pyxis International Equity Fund	One Year	Five Year	Ten Year	Since Inception	Inception Date
Class A Shares, without sales charge	16.37%	-7.01%	6.71%	3.43%	03/02/94
Class A Shares, with sales charge	9.64%	-8.11%	6.08%	3.10%
Class B Shares, without sales charge	15.49%	-7.71%	6.21%	3.18%	03/02/94
Class B Shares, with sales charge	11.49%	-7.71%	6.21%	3.18%
Class C Shares, without sales charge	15.66%	-7.65%	5.98%	0.42%	09/30/99
Class C Shares, with sales charge	14.66%	-7.65%	5.98%	0.42%
Class R Shares	16.24%	n/a	n/a	-6.12%	01/29/08
Class Y Shares	16.76%	-6.77%	6.98%	3.71%	03/02/94

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.75% on Class A Shares. The maximum CDSC on Class B Shares is 4.00%. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter. A 2.00% redemption fee will be charged if Fund shares are redeemed or exchanged within the first three months of purchase. The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.pyxisais.com. The gross expense ratio as reported in the Fund’s prospectus was as follows: Class A: 1.69%, Class B: 2.44%, Class C: 2.44%, Class R: 1.94% and Class Y: 1.44%.

See Notes to Performance on page 1 for more information.

The Fund invests in foreign and emerging market securities which include risks relating to social and political stability, market illiquidity and currency volatility. The Fund invests in growth stocks that may be more volatile because they are more sensitive to market conditions and also mid-capitalization companies which may entail greater risks and less liquidity due to limited product lines and fewer resources than larger companies. Investing in derivatives may involve more volatility and less liquidity because of the risk that an investment may not correlate to the performance of the underlying securities.

Mutual fund investing involves risk including the possible loss of principal.

22  |  Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2012	Pyxis Total Return Fund

Q. How did the Pyxis Total Return Fund perform compared to its benchmarks and Morningstar peer group for the twelve-month period ended September 30, 2012?

A: For the twelve-month period ended September 30, 2012, the Pyxis Total Return Fund returned 17.01% for Class A shares, 16.12% for Class B shares, 16.17% for Class C shares, 16.68% for Class R shares and 17.36% for Class Y shares, net of fees. The Fund’s broad based benchmarks, the S&P® 500 Index and the Barclays U.S. Aggregate Bond Index returned 30.17% and 5.16%, respectively. The Fund’s Morningstar peer group, U.S. moderate allocation funds, returned an average of 17.93% over the same period.

Q. What market conditions impacted the Fund’s performance?

A: Fund performance was positively impacted by the global equity markets rally during the first six-months of the period as stronger than forecast growth in consumer sentiment and spending bolstered optimism in the economy. Higher beta(1) assets outperformed as the equity rally broadened and risk appetite grew. Global economic pessimism faded and market volatility declined. Corporate balance sheets were relatively strong and profit margins were higher than many anticipated. Additionally, price-to-earnings ratios(2) continued to stabilize and we saw solid earnings growth. The U.S. economy was resilient and experienced moderate growth during this period. Employment data improved and auto sales continued to normalize. Additionally, bank capital ratios strengthened and loan volumes increased.

Global equity markets were hit hard in May 2012 on accelerating concerns about sovereign debt and global growth before recovering partially in June as political efforts, central bank actions, and attractive valuations reasserted their influence. Politics played a large part in determining sentiment with the Presidential election in France and the general election in Greece all adding to temporary uncertainty. European fears also reignited as the banking system stress and deteriorating economic data weighed on the market. The EU summit in late June promised and then delivered some reason for optimism. Potential direct funding of banks eliminating the sovereign pass-through, establishment of an EU-wide supervisory body, ESM support for sovereign debt, and a new growth package helped push markets higher at the end of the quarter. Central banks, including China, started easing policy in response to a steadily weakening economic picture and growing concern about second quarter earnings.

The U.S. economy was still expanding but with signs of slowing growth. While housing statistics continued to show an encouraging trend and U.S. consumer-related data was positive, manufacturing numbers were more worrisome and employment continued to be weak. Inflation pressures remained subdued as oil prices fell. This preponderance of weaker economic signals caused the Federal Reserve to revise its forecasts for U.S. GDP growth and, as a result, led the markets to hope for another round of quantitative easing to boost the economy again.

Fears about Eurozone instability and U.S. fiscal uncertainty, coupled with memories of summer pull-backs in 2010 and 2011, fueled investor caution going into the summer. Low expectations created a springboard for a market advance as the worst of investor fears failed to materialize. Additionally, new ECB and Federal Reserve stimulus measures in September helped quarterly gains as many investors bet that central-bank asset purchases would bolster investment returns.

Another catalyst for the rally in global equity markets toward the end of this period came in July with the commitment from European Central Bank President Mario Draghi who announced in early August the ECB “will do whatever it takes to preserve the Euro.” In early September, he unveiled the ECB’s plan to buy unlimited amounts of debt with maturities of one to three years of struggling Eurozone countries in what it called Outright Monetary Transactions (OMT). The German courts allowed European Stability Mechanism (ESM) ratification with light conditionality. There was positive momentum on the European banking union under an ambitious timeline. Attention turned toward a Spanish request for bailout. However, skepticism persisted amid the Spanish austerity riots.

The U.S. Federal Reserve announced a third round of quantitative easing (QE3) whereby it will purchase $40 billion of mortgage-backed securities per month without a defined limit or stated end date. The Fed also stated it believes the federal funds rate should remain low (0-0.25%) through mid-2015. Without specifying an unemployment target, the Federal Open Market Committee stated that it will continue its purchases of mortgage-backed securities, consider additional asset purchases, and employ other policy options until the labor market improves significantly.

In the U.S., economic growth remained weak, earnings growth decelerated, and manufacturing data continued to be disappointing during the last three months of this period. However, housing provided a bright spot as record-low borrowing costs attracted buyers and lifted demand for homebuilders. Stabilization in the residential real estate market offered hope that housing could spur economic growth. Dividends, which reached record highs, reflected balance sheet strength and confidence in corporate profits. Corporate hiring and investment inactivity was driven largely by political and fiscal uncertainties and U.S. unemployment remained high. There was a recovery in commodity prices lead by increases in WTI crude oil and an agricultural commodity rally following the U.S. droughts.

In Asia, positive news has been less forthcoming. Economic data has resolutely pointed to economic deterioration in both China and Japan. Despite some rhetoric from Chinese policy makers acknowledging the difficult economic environment, there has been little indication of imminent monetary stimulus from the Chinese authorities to alleviate an economic decline that is becoming the major source of concern for the global economic outlook. In Japan, however, the Bank of Japan did finally respond to a succession of poor industrial output and activity data by unexpectedly expanding its asset purchase program significantly until the end of 2013.

Q. What were the primary drivers behind Fund performance?

A: The Fund’s performance was primarily driven by its asset allocation and underlying security selection. A higher allocation to U.S. equities positively impacted the Fund’s performance as equity markets rallied during the period. A lower allocation to fixed income also contributed to positive performance as fixed income underperformed equities during the period. The S&P® 500 Index outperformed the Barclays U.S. Aggregate Bond Index over the twelve-month period. Additionally, security selection, primarily in international equities and fixed income, was a driver of positive absolute and relative performance.

Annual Report  |  23

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2012	Pyxis Total Return Fund

Q: Were there any significant changes in the Fund during the period?

A: The Fund’s exposure to equities, fixed income, and cash remained fairly consistent throughout the period. Net exposure at the end of the period was 65% equities, 32% fixed income, and 3% cash. Allocations within the Fund were periodically rebalanced to stay within guidelines.

During the first three months of the period the core international equity target was reduced by 1% and the emerging markets equity target was increased by an equivalent amount. Also, emerging markets equity was indexed. As equity markets rallied throughout the second three months of the period, the Fund rebalanced by selling 2% of its U.S. equity exposure and reallocating this to fixed income and cash. Within the Fund’s equity allocation, small-cap exposure was reduced in favor of a larger holding in mid-cap. At the end of May, the Fund rebalanced to new target equity allocations. Within equities, mid-cap, international, and global resources were reduced at the end of May in favor of larger allocations to large-cap U.S. equities, higher dividend equities, and REITs(3). During the last three months of the period, mid-cap equity and REITs were reduced and the cash position in the Fund was increased slightly.

Our overweight to U.S. equities at the end of the period reflects our view that on a risk-return basis, U.S. equities have been among the most attractive long-term investments. Equity risk premiums remained high and earnings yields versus treasury yields remained at wide levels, which we believed supported the case for being overweight equities and underweight fixed income. Additionally, solid corporate fundamentals and the differential in valuations between equities and fixed income strongly favored equities. While valuations in international equities have been attractive, macro concerns have caused us to allocate more of our equity exposure to U.S. equities. Throughout the period, the Fund maintained a significant underweight to fixed income, reflecting our view that valuations on both treasuries and corporate bonds were stretched. Toward the end of the period, the Fund slightly increased its weighting to cash which it held for tactical purposes waiting for more attractive investment opportunities.

Greg Hartch	Dafid Wiederecht
Senior Vice President at GEAM	President and Chief Investment Officer - Investment Strategies at GEAM

1. Beta - the covariance of manager and benchmark divided by the variance of the benchmark. Beta is a measure of systematic risk, or the sensitivity of a manager to movements in the benchmark. A beta of 1 implies that you can expect the movement of a manager return series to match that of the benchmark used to measure beta.

2. The price-to-earnings ratio, or P/E ratio, is an equity valuation measure defined as market price per share divided by annual earnings per share.

3. A REIT is a company that owns, and in most cases, operates income-producing real estate. It is a type of an investment.

24  |  Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2012	Pyxis Total Return Fund

Pyxis Total Return Fund - Class A

Growth of Hypothetical $10,000 Investment

Pyxis Total Return Fund	One Year	Five Year	Ten Year	Since Inception	Inception Date
Class A Shares, without sales charge	17.01%	-0.53%	5.81%	6.90%	02/22/93
Class A Shares, with sales charge	10.29%	-1.70%	5.18%	6.57%
Class B Shares, without sales charge	16.12%	-1.27%	5.34%	6.49%	12/22/93
Class B Shares, with sales charge	12.12%	-1.27%	5.34%	6.49%
Class C Shares, without sales charge	16.17%	-1.26%	5.04%	3.29%	09/30/99
Class C Shares, with sales charge	15.17%	-1.26%	5.04%	3.29%
Class R Shares	16.68%	n/a	n/a	0.58%	01/29/08
Class Y Shares	17.36%	-0.29%	6.14%	7.07%	11/29/93

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.75% on Class A Shares. The maximum CDSC on Class B Shares is 4.00%. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter. The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.pyxisais.com. The gross expense ratio as reported in the Fund’s prospectus was as follows: Class A: 1.49%, Class B: 2.24%, Class C: 2.24%, Class R: 1.74% and Class Y: 1.24%.

See Notes to Performance on page 1 for more information.

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit risk and prepayment risk. As interest rates rise, the value of bonds will decline and an investor can lose principal. The Fund may invest in foreign securities which may cause more volatility and less liquidity due to currency changes, political instability and accounting differences. The Fund may also invest in mid-cap companies, derivatives and high yield debt (also known as junk bonds) which involves significant risks and losses may occur.

Mutual fund investing involves risk including the possible loss of principal.

Annual Report  |  25

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2012	Pyxis Tax-Exempt Fund

Q: How did the Pyxis Tax-Exempt Fund perform compared to its benchmark and Morningstar per group for the twelve month period ending September 30 2012?

A: For the twelve month period ended September 30 2012 the Pyxis Tax-Exempt Fund returned 6.79% for Class A shares, 6.01% for Class B shares, 5.93% for Class C shares and 6.97% for Class Y shares, net of fees, compared to its benchmark, the Barclay 10 Year Municipal Bond Index which returned 8.26%. The Fund’s Morningstar peer group, Intermediate term municipal bond funds, had an average return over the same period of 7.70%.

Q: What market conditions impacted the Fund’s performance?

A: Returns from a macro perspective in the tax-exempt market over the last year, have been guided by technical factors, namely limited supply and broad based demand. Strong swings in investor sentiment, translated into dramatic shifts in mutual fund flows as market participants struggled with the risk on/risk off scenario which dominated fixed income markets. As the market began to stabilize in the Fourth Quarter of 2011 the relative attractiveness of the intermediate portion of the tax exempt curve contrasted with the turmoil in Europe and volatility in the domestic equity market to enhance the safe harbor attributes of the market. Demand for tax-exempt assets temporarily rewarded a concentrated strategy and the Fund’s return lagged through year-end 2011. December however, saw the beginning of a trend, which has encompassed 45 consecutive weeks of positive municipal bond fund flows, contributing to broad based demand and significant curve flattening. As demand overwhelmed available supply, many investors, emboldened by accommodative Federal Reserve monetary policy, lined up to buy tax-exempt product. With an insatiable appetite for additional yield, investors extended their risk parameters, driving tax-exempt yields to record low levels, which in turn rewarded strategies with diversified structures.

Q: What were the primary drivers behind Fund performance?

A: The key drivers of Fund performance were diverse curve positioning of the portfolio and a duration extension executed early in the First Quarter of 2012. Our exposure to the long-end of the market, which extended duration approximately one year longer than the Barclay 10yr Municipal Bond Index, allowed the Fund to participate in the best returning segment of the market. Specifically, portfolio exposure to bonds in the 12 year and longer range, which aggregated roughly 40%.

Q: Were there any significant changes to the Fund during the period?

A: Early in 2012 we restructured the Fund to take advantage of a relatively steep yield curve. Given the attrition of several short duration securities through either call or maturity we were able to redeploy available cash in the 15-25 year segment of the curve, increasing our exposure there by 10% and extending the overall effective duration of the Fund by one year. In addition we restructured our exposure to the ten year sector to a one third weighting of the Fund in an effort to reduce tracking error versus the Barclay 10 year Municipal Bond Index. The result of our rebalancing, investing roughly 60% of the Fund inside of 12 years and increasing longer exposure to roughly 40%, enabled us to take advantage of significant yield curve compression while maintaining a defensive hedge against market volatility. Our diversified approach firmly positioned the Fund to participate in the rally which rewarded longer dated assets.

Michael J. Caufield

Senior Vice President at GEAM

26  |  Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2012	Pyxis Tax-Exempt Fund

Pyxis Tax-Exempt Fund - Class A

Growth of Hypothetical $10,000 Investment

Pyxis Tax-Exempt Fund	One Year	Five Year	Ten Year	Since Inception	Inception Date
Class A Shares, without sales charge	6.79%	4.96%	3.70%	4.55%	09/08/93
Class A Shares, with sales charge	2.22%	4.04%	3.25%	4.32%
Class B Shares, without sales charge	6.01%	4.18%	3.08%	4.37%	09/08/93
Class B Shares, with sales charge	3.01%	4.18%	3.08%	4.37%
Class C Shares, without sales charge	5.93%	4.15%	2.93%	3.87%	09/30/99
Class C Shares, with sales charge	4.93%	4.15%	2.93%	3.87%
Class Y Shares	6.97%	5.19%	4.35%	4.91%	09/26/97

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 4.25% on Class A Shares. The maximum CDSC on Class B Shares is 3.00%. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter. The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.pyxisais.com. The gross expense ratio as reported in the Fund’s prospectus was as follows: Class A: 1.18%, Class B: 1.93%, Class C: 1.93% and Class Y: 0.93%.

A portion of the Tax-Exempt Fund’s income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

See Notes to Performance on page 1 for more information.

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit risk and prepayment risk. As interest rates rise, the value of bonds will decline and an investor can lose principal. The Fund invests in municipal securities which may be affected by adverse legislative or political changes of the municipality. The Fund’s income may be subject to certain state and local taxes and depending on an investor’s status, to the federal alternative minimum tax (AMT).

Mutual fund investing involves risk including the possible loss of principal.

Annual Report  |  27

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2012	Pyxis Fixed Income Fund

Q: How did the Pyxis Fixed Income Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended September 30, 2012?

A: For the twelve-month period ended September 30, 2012, the Pyxis Fixed Income Fund returned 6.35% for Class A shares, 5.49% for Class B shares, 5.48% for Class C shares, 6.05% for Class R shares and 6.62% for Class Y shares, net of fees. The Fund’s benchmark, the Barclays U.S. Aggregate Bond Index returned 5.16% and the Fund’s Morningstar peer group, 1,212 U.S. Intermediate-Term Bond funds, returned an average of 7.42% over the same period.

Q: What market conditions impacted the Fund’s performance?

A: The primary drivers of fixed income asset returns over the period were the: 1) debt crisis in Europe, 2) fundamental economic outlook in the U.S. and Europe and 3) central bank policy. The twelve month period was defined by both “risk on” and “risk off ” periods that reflected investor sentiment around the factors listed above. For instance, risky assets performed well in both the first and third quarters of 2012 as central bank policy, primarily in Europe, calmed market fears of a potential breakup of the Eurozone. Accommodative policy from the Fed and ECB appeared to have a larger impact on interest rates and credit spreads than fundamental economic data, which showed a slowdown in the U.S. recovery and a recession in Europe.

Interest rates declined over the twelve month period, primarily in the intermediate area of the yield curve. While the U.S. Treasury 2-year note yield fell only 1 basis point to 0.23% and the 30-year bond yield fell 9 basis points to 2.82%, the 5-year and 10-year note yields fell 32 and 28 bps respectively, ending the period at 0.63% and 1.63%. Credit spreads ended the period tighter primarily in the first and third quarters of 2012. Investment grade credit spreads narrowed roughly 75 bps, while high yield spreads finished the period 255 bps tighter, in general. U.S. dollar emerging market sovereign debt also benefited from spread compression of 135 bps.

Q: What were the primary drivers behind Fund performance?

A: The primary drivers behind Fund performance were security selection within the investment grade corporate and agency mortgage-backed holdings and non-index exposures to both high yield and emerging market debt. BBB-rated(1) industrials and financials were sectors which had strong performers for the Fund. The Fund’s emphasis on current coupon mortgage-backed securities performed very well as these were targeted assets by the Fed for their purchase programs. During the “risk on” periods, the allocations to high yield and emerging market debt benefited from spread tightening versus U.S. Treasury yields.

Q: Were there any significant changes in the Fund during the period?

A: Early in 2012 we reduced the Fund’s exposure to high yield, emerging market debt and the overweight in commercial mortgage-backed securities fearing more volatility and higher spreads due to the Europe debt crisis. During the second quarter 2012, we increased the Fund’s allocation to agency mortgage-backed securities to take advantage of higher demand seen coming from QE3. After realizing positive performance from the overweight, the Fund’s allocation was reduced back to index neutral in the third quarter. As credit spreads tightened in the third quarter to levels we felt did not reflect our fundamental outlook, we reduced the Fund’s weighting in investment grade credit to an underweight position.

Paul M. Colonna	William M. Healey	Mark H. Johnson	Vita Marie Pike
President and Chief Investment	Senior Vice President at GEAM	Senior Vice President at GEAM	Senior Vice President at GEAM
Officer - Fixed Income at GEAM

1. BBB is a credit quality rating issued by Standard & Poors used to measure the creditworthiness of bonds. The ratings generally range from AAA (being the highest) to D (being the lowest).

28  |  Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2012	Pyxis Fixed Income Fund

Pyxis Fixed Income Fund - Class A

Growth of Hypothetical $10,000 Investment

Pyxis Fixed Income Fund	One Year	Five Year	Ten Year	Since Inception	Inception Date
Class A Shares, without sales charge	6.35%	5.54%	4.52%	5.46%	02/22/93
Class A Shares, with sales charge	1.81%	4.62%	4.06%	5.23%
Class B Shares, without sales charge	5.49%	4.72%	4.05%	5.20%	12/22/93
Class B Shares, with sales charge	2.49%	4.72%	4.05%	5.20%
Class C Shares, without sales charge	5.48%	4.74%	3.74%	4.64%	09/30/99
Class C Shares, with sales charge	4.48%	4.74%	3.74%	4.64%
Class R Shares	6.05%	n/a	n/a	4.75%	01/29/08
Class Y Shares	6.62%	5.77%	4.77%	5.69%	11/29/93

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 4.25% on Class A Shares. The maximum CDSC on Class B Shares is 3.00%. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter. The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.pyxisais.com. The gross expense ratio as reported in the Fund’s prospectus was as follows: Class A: 0.94%, Class B: 1.69%, Class C: 1.69%, Class R: 1.19% and Class Y: 0.69%.

See Notes to Performance on page 1 for more information.

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit risk and prepayment risk. As interest rates rise, the value of bonds will decline and an investor can lose principal. The fund may invest in derivatives, high yield debt (also known as junk bonds) and mortgage backed securities which involve significant risks and losses may occur. The Fund invests in foreign and emerging market securities which include risks relating to social and political stability, market illiquidity and currency volatility.

Mutual fund investing involves risk including the possible loss of principal.

Annual Report  |  29

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2012	Pyxis Money Market Fund II

Q: How did the Pyxis Money Market Fund II perform compared to its benchmark and Morningstar peer group for the twelve-month period ended September 30, 2012?

For the twelve-month period ended September 30, 2012, the Pyxis Money Market Fund II returned 0.01% for the Class A shares and 0.01% for Institutional shares, net of fees. The Fund’s benchmark, the 90-day U.S. Treasury Bill returned 0.07% and the Fund’s Morningstar peer group, U.S. Money Market Taxable funds, returned an average of 0.01% over the same period.

Q: What market conditions impacted the Fund’s performance?

The biggest impact to the Fund’s performance continued to come from the unprecedented low global interest rate environment. Over the last twelve months, markets bore witness to coordinated policy accommodation from the major global central banks, pressuring all short rates. While the European banking and sovereign debt crises impacted credit spreads, the Fund’s conservative structure and dramatic allocation shift (see “significant changes” below) insulated it from adverse performance.

Q: What were the primary drivers behind Fund performance?

The Fund’s 10-20% allocation to floating rate notes (“FRNs”) was a positive contributor to performance. As LIBOR rates spiked in the fourth quarter, subsequently tapering off at a robust level for the first half of 2012, the FRNs in the Fund enjoyed high coupon payments. A 30-60% position in government securities provided the Fund with the flexibility to take advantage of credit opportunities when available.

Q: Were there any significant changes in the Fund during the period?

Because of the intensifying Euro zone banking and sovereign debt crises, the Fund’s sector allocations changed dramatically. Between September 30, 2011 and September 30, 2012, total European financial exposure, including the “safe haven” Scandinavian region, dropped by 72%. There has been no Euro zone financial exposure since the beginning of 2012. At the same time, total U.S. Government and Agency exposure doubled, ending at 58% of the Fund at the end of the twelve month period. In addition, exposure to non-financial credits doubled. At September 30, 2012 the Fund’s total interest rate risk, as evidenced by the Fund’s weighted average maturity, remained in a 31-45 day range.

GE Asset Management

Incorporated

An investment in the Pyxis Money Market Fund II is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

30  |  Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2012	Pyxis Money Market Fund II

Pyxis Money Market Fund II - Class A

Growth of Hypothetical $10,000 Investment

Pyxis Money Market Fund II	One Year	Five Year	Ten Year	Since Inception	Inception Date
Retail Class	0.01%	0.74%	1.73%	3.06%	02/22/93
Institutional Class	0.01%	n/a	n/a	0.41%	03/17/08

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.pyxisais.com. The gross expense ratio as reported in the Fund’s prospectus was as follows: Retail Class: 0.37% and Institutional Class: 0.37%.

An investment in the Pyxis Money Market Fund II is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

	Retail Class	Institutional Class
7-day current yield	0.00%	0.00%
7- day effective yield	0.00%	0.00%

The 7-day yield is as of 09/30/12. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

See Notes to Performance on page 1 for more information.

Mutual fund investing involves risk including the possible loss of principal.

Annual Report  |  31

FUND PROFILE (unaudited)

Pyxis Alpha Trend Strategies Fund

Objective

Pyxis Alpha Trend Strategies Fund seeks to provide above average total return over a complete market cycle primarily through capital appreciation, while also attempting to preserve capital and mitigate risk through hedging activities.

Net Assets as of September 30, 2012

$4.4 million

Portfolio Data as of September 30, 2012

The information below provides a snapshot of Pyxis Alpha Trend Strategies Fund at the end of the reporting period. Pyxis Alpha Trend Strategies Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Sector Classifications as of 09/30/2012 (%)*
Equity Fund	74.0
Other Investments and Assets & Liabilities	26.0

Top Holdings as of 09/30/2012 (%)*
SPDR S&P 500 ETF Trust	29.9
Powershares QQQ Trust Series 1	27.8
iShares MSCI Italy Index Fund	16.3

* Industries and holdings are calculated as a percentage of total net assets. Top Holdings excludes the Fund’s investment in a registered investment company.

32  |  Annual Report

FUND PROFILE (unaudited)

Pyxis Alternative Income Fund

Objective

Pyxis Alternative Income Fund seeks to provide above-average total returns over a complete market cycle primarily through capital appreciation and income generation.

Net Assets as of September 30, 2012

$14.3 million

Portfolio Data as of September 30, 2012

The information below provides a snapshot of Pyxis Alternative Income Fund at the end of the reporting period. Pyxis Alternative Income Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Sector Classifications as of 09/30/2012 (%)*	Long Exposure	Short Exposure	Net Exposure
Debt Fund	56.2	(19.3)	36.9
Other Investments and Assets & Liabilities	63.1	0.0	63.1

Top 10 Holdings as of 09/30/2012 (%)*
Long Securities		Short Securities
SPDR Barclays Capital High Yield Bond Fund ETF	35.0	iShares iBoxx $ High Yield Corporate Bond Fund	(19.3)
Vanguard High-Yield Corporate Fund	32.9
SPDR Barclays Capital Short Term High Yield Bond ETF	21.2

* Industries and holdings are calculated as a percentage of total net assets. Top Holdings excludes the Fund’s investment in a registered investment company.

Annual Report  |  33

FUND PROFILE (unaudited)

Pyxis Energy and Materials Fund

Objective

Pyxis Energy and Materials Fund seeks to maximize total return, consistent with income generation and preservation of capital.

Net Assets as of September 30, 2012

$4.2 million

Portfolio Data as of September 30, 2012

The information below provides a snapshot of Pyxis Energy and Materials Fund at the end of the reporting period. Pyxis Energy and Materials Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Industry Classifications as of 09/30/2012 (%)*
Other Investments and Assets & Liabilities	100.0

* Industries and holdings are calculated as a percentage of total net assets.

34  |  Annual Report

FUND PROFILE (unaudited)

Pyxis Trend Following Fund

Objective

Pyxis Trend Following Fund seeks to provide long-term capital appreciation consistent with capital preservation.

Net Assets as of September 30, 2012

$2.2 million

Portfolio Data as of September 30, 2012

The information below provides a snapshot of Pyxis Trend Following Fund at the end of the reporting period. Pyxis Trend Following Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Sector Classifications as of 09/30/2012 (%)*
Equity Fund	61.7
Commodity Fund	20.3
Other Investments and Assets & Liabilities	18.0

Top Holdings as of 09/30/2012 (%)*
ProShares Ultra S&P500	20.7
iShares MSCI EAFE Index Fund, ETF	20.5
PowerShares DB Commodity Index Tracking Fund	20.3
iShares MSCI Emerging Markets Index Fund	10.5
ProShares Ultra QQQ	10.0

* Industries and holdings are calculated as a percentage of total net assets. Top Holdings excludes the Fund’s investment in a registered investment company.

Annual Report  |  35

FUND PROFILE (unaudited)

Pyxis Core America Equity Fund

Objective

Pyxis Core America Equity Fund seeks to provide long-term growth of capital and future income.

Net Assets as of September 30, 2012

$201.4 million

Portfolio Data as of September 30, 2012

The information below provides a snapshot of Pyxis Core America Equity Fund at the end of the reporting period. Pyxis Core America Equity Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Sector Classifications as of 09/30/2012 (%)*
Software & Services	12.6
Energy	9.7
Technology Hardware & Equipment	9.4
Diversified Financials	8.9
Media	8.6
Pharmaceuticals Biotechnology & Life Sciences	7.8
Health Care Equipment & Services	7.5
Food, Beverage & Tobacco	5.6
Retailing	4.4
Capital Goods	4.4
Other Investments and Assets & Liabilities	21.1

Top 10 Holdings as of 09/30/2012 (%)*
Apple, Inc.	4.8
Express Scripts Holding Co.	2.9
Covidien PLC	2.6
Microsoft Corp.	2.6
Wells Fargo & Co.	2.4
Cisco Systems, Inc.	2.4
Chevron Corp.	2.4
Qualcomm, Inc.	2.2
Oracle Corp.	2.1
PepsiCo, Inc.	2.0

* Industries and holdings are calculated as a percentage of total net assets. Top 10 Holdings excludes the Fund’s investment in a registered investment company.

36  |  Annual Report

FUND PROFILE (unaudited)

Pyxis Dividend Equity Fund

Objective

Pyxis Dividend Equity Fund seeks to provide above average dividend yields with the potential for long-term capital appreciation.

Net Assets as of September 30, 2012

$11.1 million

Portfolio Data as of September 30, 2012

The information below provides a snapshot of Pyxis Dividend Equity Fund at the end of the reporting period. Pyxis Dividend Equity Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Industry Classifications as of 09/30/2012 (%)*
Food, Beverage & Tobacco	12.9
Pharmaceuticals, Biotechnology & Life Sciences	10.6
Banks	7.7
Materials	7.5
Energy	7.1
Telecommunication Services	6.6
Utilities	6.5
Capital Goods	5.3
Retailing	3.0
Consumer Services	3.0
Other Investments and Assets & Liabilities	29.8

Top 10 Holdings as of 09/30/2012 (%)*
AT&T, Inc.	4.1
Chevron Corp.	3.8
Johnson & Johnson	3.4
Royal Dutch Shell PLC, ADR	3.4
Kellogg Co.	3.3
Home Depot, Inc. (The)	3.0
McDonald’s Corp.	3.0
Packaging Corp. of America	2.9
CBS Corp., Class B	2.8
Diageo PLC, ADR	2.8

* Industries and holdings are calculated as a percentage of total net assets. Top 10 Holdings excludes the Fund’s investment in a registered investment company.

Annual Report  |  37

FUND PROFILE (unaudited)

Pyxis Premier Growth Equity Fund

Objective

Pyxis Premier Growth Equity Fund seeks long-term growth of capital and future income rather than current income.

Net Assets as of September 30, 2012

$163.0 million

Portfolio Data as of September 30, 2012

The information below provides a snapshot of Pyxis Premier Growth Equity Fund at the end of the reporting period. Pyxis Premier Growth Equity Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Sector Classifications as of 09/30/2012 (%)*
Software & Services	23.3
Technology Hardware & Equipment	12.2
Media	9.1
Health Care Equipment & Services	8.3
Retailing	7.5
Diversified Financials	7.4
Pharmaceuticals, Biotechnology & Life Sciences	5.6
Energy	5.4
Food, Beverage & Tobacco	3.3
Capital Goods	3.2
Other Investments and Assets & Liabilities	14.7

Top 10 Holdings as of 09/30/2012 (%)*
Apple, Inc.	7.0
Express Scripts Holding Co.	4.4
Schlumberger, Ltd.	4.2
Qualcomm, Inc.	4.1
Covidien PLC	3.9
eBay, Inc.	3.9
Liberty Global, Inc., Class C	3.8
Visa, Inc., Class A	3.5
Western Union Co. (The)	3.5
CME Group, Inc.	3.5

* Industries and holdings are calculated as a percentage of total net assets. Top 10 Holdings excludes the Fund’s investment in a registered investment company.

38  |  Annual Report

FUND PROFILE (unaudited)

Pyxis Small-Cap Equity Fund

Objective

Pyxis Small-Cap Equity Fund seeks long-term growth of capital.

Net Assets as of September 30, 2012

$37.3 million

Portfolio Data as of September 30, 2012

The information below provides a snapshot of Pyxis Small-Cap Equity Fund at the end of the reporting period. Pyxis Small-Cap Equity Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Sector Classifications as of 09/30/2012 (%)*
Software & Services	13.1
Health Care Equipment & Services	11.6
Capital Goods	9.5
Energy	7.4
Banks	5.4
Materials	5.4
Insurance	5.0
Pharmaceuticals, Biotechnology & Life Sciences	4.4
Food, Beverage & Tobacco	3.7
Real Estate	3.6
Other Investments and Assets & Liabilities	30.9

Top 10 Holdings as of 09/30/2012 (%)*
Sensient Technologies Corp.	1.6
Bio-Reference Labs, Inc.	1.5
Jarden Corp.	1.5
LKQ Corp.	1.5
Packaging Corp. of America	1.4
John Wiley & Sons, Inc., Class A	1.3
Applied Industrial Technologies, Inc.	1.2
Omega Healthcare Investors, Inc., REIT	1.2
Arbitron, Inc.	1.2
Allied World Assurance Co. Holdings, Ltd.	1.2

* Industries and holdings are calculated as a percentage of total net assets. Top 10 Holdings excludes the Fund’s investment in a registered investment company.

Annual Report  |  39

FUND PROFILE (unaudited)

Pyxis Global Equity Fund

Objective

Pyxis Global Equity Fund seeks long-term growth of capital.

Net Assets as of September 30, 2012

$23.5 million

Portfolio Data as of September 30, 2012

The information below provides a snapshot of Pyxis Global Equity Fund at the end of the reporting period. Pyxis Global Equity Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Country Classifications as of 09/30/12 (%)*
United States	43.5
United Kingdom	14.4
Canada	4.9
Sweden	4.7
Hong Kong	4.6
Japan	4.6
Switzerland	4.5
Italy	3.3
Germany	3.0
South Korea	2.8
France	2.3
Brazil	1.9
Other Investments and Assets & Liabilities	5.5

Top 10 Holdings as of 09/30/2012 (%)*
Johnson & Johnson	4.9
AIA Group, Ltd.	4.6
Nestle SA	4.5
Standard Chartered PLC	4.5
Qualcomm, Inc.	4.0
Diageo PLC	3.9
Google, Inc., Class A	3.8
BG Group PLC	3.4
Luxottica Group SpA	3.3
Honeywell International, Inc.	3.3

* Countries and holdings are calculated as a percentage of total net assets. Top 10 Holdings excludes the Fund’s investment in a registered investment company.

40  |  Annual Report

FUND PROFILE (unaudited)

Pyxis International Equity Fund

Objective

Pyxis International Equity Fund seeks long-term growth of capital.

Net Assets as of September 30, 2012

$12.6 million

Portfolio Data as of September 30, 2012

The information below provides a snapshot of Pyxis International Equity Fund at the end of the reporting period. Pyxis International Equity Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Sector Classifications as of 09/30/12 (%)*
United Kingdom	24.3
Japan	15.3
Germany	12.9
Switzerland	8.6
France	8.0
Canada	3.0
Sweden	2.8
Hong Kong	2.5
Netherlands	2.4
Taiwan	2.3
Other Investments and Assets & Liabilities	17.9

Top 10 Holdings as of 09/30/2012 (%)*
Diageo PLC	2.7
Nestle SA	2.6
HSBC Holdings PLC	2.5
SAP AG	2.4
Linde AG	2.4
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	2.3
Vodafone Group PLC	2.1
AIA Group, Ltd.	2.1
Fresenius SE & Co. KGaA	2.0
BG Group PLC	2.0

* Countries and holdings are calculated as a percentage of total net assets.

Annual Report  |  41

FUND PROFILE (unaudited)

Pyxis Total Return Fund

Objective

Pyxis Total Return Fund seeks maximum total return, which includes both income and capital appreciation.

Net Assets as of September 30, 2012

$82.5 million

Portfolio Data as of September 30, 2012

The information below provides a snapshot of Pyxis Total Return Fund at the end of the reporting period. Pyxis Total Return Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Quality Breakdown as of 09/30/12 (%)*
AAA	3.0
AA	68.1
A	10.8
BBB	10.5
BB	4.9
B	1.1
D	0.0
Not Rated	1.6	†

Sector Classifications as of 09/30/2012 (%)*
Common Stock	53.6
U.S. Treasuries	9.6
Agency Mortgage Backed	9.5
Corporate Notes	8.5
Non-Agency Collateralized Mortgage Backed Securities	0.8
Sovereign Bonds	0.7
Preferred Stock	0.2
Agency Collateralized Mortgage Obligations	0.2
Municipal Bonds and Notes	0.2
Non-Agency Collateralized Mortgage Obligations	0.1
Asset Backed	0.0	†
Other Investments and Asset & Liabilities	16.6

Top 10 Holdings as of 09/30/2012 (%)*
Vanguard MSCI Emerging Markets, ETF	3.8
U.S. Treasury Bonds 3.00%, 05/15/42	2.8
U.S. Treasury Notes 0.50%, 07/31/17	2.2
Apple, Inc.	2.1
U.S. Treasury Notes 1.63% 08/15/22	1.6
U.S. Treasury Notes 0.75% 06/30/17	1.5
Qualcomm, Inc.	1.2
Microsoft Corp.	1.1
PepsiCo, Inc.	1.1
Vanguard REIT ETF	1.0

* Quality is calculated as a percentage of total bonds and notes. Sectors and holdings are calculated as a percentage of total net assets. The quality ratings reflected were issued by Standard & Poors, a nationally recognized statistical rating organization. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Quality ratings reflect the credit quality of the underlying bonds in the Fund’s portfolio and not that of the Fund itself. Quality Ratings are subject to change. Top 10 Holdings excludes the Fund’s investment in a registered investment company.

† Less than 0.005%.

42  |  Annual Report

FUND PROFILE (unaudited)

Pyxis Tax-Exempt Fund

Objective

Pyxis Tax-Exempt Fund seeks as high a level of income exempt from federal income taxation as is consistent with preservation of capital.

Net Assets as of September 30, 2012

$35.7 million

Portfolio Data as of September 30, 2012

The information below provides a snapshot of Pyxis Tax-Exempt Fund at the end of the reporting period. Pyxis Tax-Exempt Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Quality Breakdown as of 09/30/12 (%)*
AAA	14.0
AA	40.4
A	18.6
BBB	3.2
Not Rated	23.8

Top 10 Holdings as of 09/30/2012 (%)*
Missouri Highway & Transportation Commission 5.00%, 05/01/21	5.2
State of Hawaii 5.25%, 07/01/24	3.8
Los Angeles Harbor Department 5.00%, 08/01/26	3.8
California State Department of Water Resources 5.00%, 12/01/21	3.6
Town of Fairfield CT 5.00%, 01/01/21	3.5
New York State Urban Development Corp. 5.50%, 01/01/19	3.5
Georgetown County School District 5.00%, 03/01/18	3.4
Municipal Electric Authority of Georgia 5.00%, 01/01/19	3.4
City of New Haven CT 5.38%, 12/01/12	2.8
County of Montgomery MD 5.00%, 07/01/21	2.7

Sector Classifications as of 09/30/2012 (%)*
Municipal Bonds and Notes	99.2
Other Investments and Assets & Liabilities	0.8

* Quality is calculated as a percentage of total bonds and notes. Sectors and holdings are calculated as a percentage of total net assets. The quality ratings reflected were issued by Standard & Poors, a nationally recognized statistical rating organization. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Quality ratings reflect the credit quality of the underlying bonds in the Fund’s portfolio and not that of the Fund itself. Quality Ratings are subject to change. Top 10 Holdings excludes the Fund’s investment in a registered investment company.

A portion of the Tax-Exempt Fund’s income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

Annual Report  |  43

FUND PROFILE (unaudited)

Pyxis Fixed Income Fund

Objective

Pyxis Fixed Income Fund seeks maximum income consistent with prudent investment management and the preservation of capital.

Net Assets as of September 30, 2012

$208.8 million

Portfolio Data as of September 30, 2012

The information below provides a snapshot of Pyxis Fixed Income Fund at the end of the reporting period. Pyxis Fixed Income Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Quality Breakdown as of 09/30/12 (%)*
AAA	0.9
AA	26.5
A	10.2
BBB	7.5
BB	2.2
B	1.6
D†	0.0
Not Rated	51.1

Sector Classifications as of 09/30/2012 (%)*
U.S. Treasuries	58.5
Agency Mortgage Backed	14.5
Corporate Notes	11.2
U.S. Government Agency	3.1
Asset Backed	2.1
Non-Agency Collateralized Mortgage Backed Securities	2.0
Sovereign Bonds	0.9
Agency Collateralized Mortgage Obligations	0.8
Municipal Bonds and Notes	0.3
Non-Agency Collateralized Mortgage Obligations	0.0	†
Other Investments and Assets & Liabilities	6.6

Top 10 Holdings as of 09/30/2012 (%)*
U.S. Treasury Notes 0.13%, 07/31/14	17.0
U.S. Treasury Notes 0.50%, 07/31/17	11.4
U.S. Treasury Notes 0.75%, 06/30/17	8.4
U.S. Treasury Notes 1.63%, 08/15/22	8.4
U.S. Treasury Bonds 3.00%, 05/15/42	5.2
U.S. Treasury Bonds 3.13%, 02/15/42	2.5
Federal Home Loan Mortgage Corp. 2.00%, 08/25/16	2.4
U.S. Treasury Notes 1.38%, 01/15/13	1.7
U.S. Treasury Notes 1.75%, 05/15/22	1.3
Government National Mortgage Assoc. 3.50%, TBA	1.1

* Quality is calculated as a percentage of total bonds and notes. Sectors and holdings are calculated as a percentage of total net assets. The quality ratings reflected were issued by Standard & Poors, a nationally recognized statistical rating organization. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Quality ratings reflect the credit quality of the underlying bonds in the Fund’s portfolio and not that of the Fund itself. Quality Ratings are subject to change. Top 10 Holdings excludes the Fund’s investment in a registered investment company.

† Less than 0.005%.

44  |   Annual Report

FUND PROFILE (unaudited)

Pyxis Money Market Fund II

Objective

Pyxis Money Market Fund II seeks high level of current income consistent with the preservation of capital and maintenance of liquidity.

Net Assets as of September 30, 2012

$75.3 million

Portfolio Data as of September 30, 2012

The information below provides a snapshot of Pyxis Money Market Fund II at the end of the reporting period. Pyxis Money Market Fund II is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Sector Classifications as of 09/30/2012 (%)*
U.S. Government Agency	29.8
Commercial Paper	19.5
U.S. Treasuries	19.2
Certificates of Deposit	15.7
Repurchase Agreement	8.6
Corporate Notes	2.7
Other Investments and Assets & Liabilities	4.5

Top 10 Holdings as of 09/30/2012 (%)*
Barclays Capital, Inc.	8.6
U.S. Treasury Notes 0.50%, 11/30/12	4.7
U.S. Treasury Bills 0.06%, 10/18/12	3.6
U.S. Treasury Notes 1.38%, 01/15/13	2.8
U.S. Treasury Notes 1.38%, 10/15/12	2.8
U.S. Treasury Notes 0.38%, 10/31/12	2.8
HSBC Bank PLC 0.26%, 03/25/13	2.6
Federal Home Loan Bank Discount Notes 0.12%, 10/24/12	2.6
U.S. Treasury Notes 1.38%, 03/15/13	2.5
Freddie Mac Discount Notes 0.12%, 11/19/12	2.5

* Sectors and holdings are calculated as a percentage of total net assets. Top 10 Holdings excludes the Fund’s investment in a registered investment company

An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Pyxis Money Market Fund II seeks to maintain a net asset value of $1.00 per share, it is possible to lose money on an investment in the Pyxis Money Market Fund II.

Annual Report  |  45

FINANCIAL STATEMENTS

September 30, 2012

A guide to understanding each Fund’s financial statements

Investment Portfolio	The Investment Portfolio details each of the Fund’s holdings and their fair value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details each Fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all of a Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and non-investment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement reports income earned by each Fund and the expenses accrued by each Fund during the reporting period. The Statement of Operations also shows any net gain or loss a Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents a Fund’s net increase or decrease in net assets from operations.

Statement of Changes in Net Assets	This statement details how each Fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

Statement of Cash Flows	This statement reports net cash and foreign currency, excluding restricted cash, provided or used by operating, investing and financing activities and the net effect of those flows on cash and foreign currency during the period.

Financial Highlights	The Financial Highlights demonstrate how each Fund’s net asset value per share was affected by the Fund’s operating results. The Financial Highlights also disclose the classes’ performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the Funds, certain of their significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

46  |   Annual Report

INVESTMENT PORTFOLIO

As of September 30, 2012	Pyxis Alpha Trend Strategies Fund

Shares		Value ($)

Exchange Traded Funds - 74.0%
EQUITY FUND - 74.0%
60,000	iShares MSCI Italy Index Fund	721,800
18,000	Powershares QQQ Trust Series 1	1,234,440
9,200	SPDR S&P 500 ETF Trust	1,324,156
		3,280,396

	Total Exchange Traded Funds (Cost $3,229,799)	3,280,396

Registered Investment Company - 12.4%
548,248	Federated Prime Obligations Fund	548,248

	Total Registered Investment Company (Cost $548,248)	548,248

Shares	Value ($)

Total Investments - 86.4% (Cost $3,778,047)	3,828,644

Other Assets & Liabilities, Net - 13.6%	604,259

Net Assets - 100.0%	4,432,903

ETF	Exchange Traded Fund
MSCI	Morgan Stanley Capital International
SPDR	Standard & Poor’s Depositary Receipts

See accompanying Notes to Financial Statements  |  47

INVESTMENT PORTFOLIO

As of September 30, 2012	Pyxis Alternative Income Fund

Shares		Value ($)

Exchange Traded Funds - 56.2%

DEBT FUND - 56.2%
125,000	SPDR Barclays Capital High Yield Bond Fund ETF(a)(b)	5,027,500
99,900	SPDR Barclays Capital Short Term High Yield Bond ETF	3,040,856

		8,068,356

	Total Exchange Traded Funds (Cost $7,991,118)	8,068,356

Shares		Value ($)

Registered Investment Company - 33.7%
111,763	Federated Prime Obligations Fund	111,762
783,981	Vanguard High-Yield Corporate Fund(a)	4,719,569

	Total Registered Investment Company (Cost $4,749,098)	4,831,331

Total Investments - 89.9% (Cost $12,740,216)		12,899,687

Short Sales - (19.3)%

DEBT FUND - (19.3)%
(30,000)	iShares iBoxx $ High Yield Corporate Bond Fund	(2,771,100)

	Total Short Sales (Proceeds $2,750,203)	(2,771,100)

Other Assets & Liabilities, Net - 29.4%		4,218,429

Net Assets - 100.0%		14,347,016

(a)	Security position is either entirely or partially held in a segregated account as collateral for securities sold short. At September 30, 2012, the market value of securities held as collateral was $4,675,019.
(b)	Securities (or a portion of securities) on loan. As of September 30, 2012, the market value of securities loaned was $4,022,000. The loaned securities were secured with cash collateral of $4,125,000.
See Note 5.

ETF	Exchange Traded Fund
SPDR	Standard & Poor’s Depositary Receipt

48  |  See accompanying Notes to Financial Statements

INVESTMENT PORTFOLIO

As of September 30, 2012	Pyxis Energy and Materials Fund

Shares		Value ($)

Registered Investment Company - 5.3%
223,385	Federated Prime Obligations Fund	223,385

	Total Registered Investment Company (Cost $223,385)	223,385

Total Investments - 5.3% (Cost $223,385)		223,385

Value ($)

Other Assets & Liabilities, Net - 94.7%	4,002,966

Net Assets - 100.0%	4,226,351

See accompanying Notes to Financial Statements  |  49

INVESTMENT PORTFOLIO

As of September 30, 2012	Pyxis Trend Following Fund

Shares		Value ($)

Exchange Traded Funds - 82.0%

COMMODITY FUND - 20.3%
15,500	PowerShares DB Commodity Index Tracking Fund(a)	444,540

EQUITY FUND - 61.7%
8,500	iShares MSCI EAFE Index Fund, ETF	450,500
5,600	iShares MSCI Emerging Markets Index Fund	231,392
3,600	ProShares Ultra QQQ(a)(b)	218,988
7,400	ProShares Ultra S&P500(b)	453,028

		1,353,908

	Total Exchange Traded Funds (Cost $1,733,046)	1,798,448

Shares		Value ($)

Registered Investment Company - 27.4%
601,198	Federated Prime Obligations Fund	601,198

	Total Registered Investment Company (Cost $601,198)	601,198

Total Investments - 109.4% (Cost $2,334,244)		2,399,646

Liabilities in Excess of Other Assets - (9.4)%		(206,304)

Net Assets - 100.0%		2,193,342

(a)	Non-income producing security.
(b)	Securities (or a portion of securities) on loan. As of September 30, 2012, the market value of securities loaned was $653,650. The loaned securities were secured with cash collateral of $677,825. See Note 5.

MSCI	Morgan Stanley Capital International
MSCI EAFE	Morgan Stanley Capital International Europe, Australasia and Far East
S&P	Standard & Poor’s

50  |  See accompanying Notes to Financial Statements

INVESTMENT PORTFOLIO

As of September 30, 2012	Pyxis Core America Equity Fund

Shares		Value ($)

Common Stock - 96.3%

AUTOMOBILES & COMPONENTS - 0.3%
60,051	Ford Motor Co.	592,103

BANKS - 3.8%
377,711	Regions Financial Corp.	2,723,296
142,680	Wells Fargo & Co.	4,926,740

		7,650,036

CAPITAL GOODS - 4.4%
31,973	ABB, Ltd., ADR	597,895
1,948	Caterpillar, Inc.	167,607
5,843	Cummins, Inc.	538,783
22,762	Deere & Co.	1,877,637
33,245	Dover Corp.	1,977,745
12,984	Eaton Corp.(a)	613,624
51,746	Honeywell International, Inc.	3,091,824

		8,865,115

CONSUMER DURABLES & APPAREL - 0.5%
26,850	MDC Holdings, Inc.	1,033,994

CONSUMER SERVICES - 0.4%
16,371	Las Vegas Sands Corp.	759,123

DIVERSIFIED FINANCIALS - 8.9%
53,154	American Express Co.	3,022,336
56,877	Ameriprise Financial, Inc.	3,224,357
45,302	Citigroup, Inc.	1,482,281
54,571	CME Group, Inc.	3,126,918
18,009	Goldman Sachs Group, Inc. (The)	2,047,263
127,787	Invesco, Ltd.	3,193,397
16,761	JPMorgan Chase & Co.	678,485
26,631	State Street Corp.	1,117,437

		17,892,474

ENERGY - 9.7%
45,008	Anadarko Petroleum Corp.	3,146,959
41,820	Chevron Corp.	4,874,539
13,958	Exxon Mobil Corp.	1,276,459
13,633	Halliburton Co.	459,296
16,879	Hess Corp.	906,740
34,084	Marathon Oil Corp.	1,007,864
41,807	Occidental Petroleum Corp.	3,597,910
51,005	Schlumberger, Ltd.	3,689,192
17,853	Williams Cos., Inc. (The)	624,319

		19,583,278

FOOD, BEVERAGE & TOBACCO - 5.6%
15,280	Altria Group, Inc.	510,199
88,800	Archer-Daniels-Midland Co.	2,413,584
53,560	Coca-Cola Enterprises, Inc.	1,674,821
58,630	Kraft Foods, Inc., Class A(b)	2,424,350
7,304	Mondelez International, Inc., Class A	193,921
57,826	PepsiCo, Inc.	4,092,346

		11,309,221

HEALTH CARE EQUIPMENT & SERVICES - 7.5%
35,757	Cardinal Health, Inc.	1,393,450
88,734	Covidien PLC	5,272,574
94,028	Express Scripts Holding Co.(b)	5,892,735
17,043	HCA Holdings, Inc.	566,680
43,820	Medtronic, Inc.	1,889,518

		15,014,957

Shares		Value ($)

INSURANCE - 3.5%
40,185	ACE, Ltd.	3,037,986
91,141	American International Group, Inc.(b)	2,988,513
18,664	Prudential Financial, Inc.	1,017,375

		7,043,874

MATERIALS - 3.1%
31,649	Allegheny Technologies, Inc.	1,009,603
6,492	EI du Pont de Nemours & Co.	326,353
49,724	Freeport-McMoRan Copper & Gold, Inc.	1,968,077
16,808	Monsanto Co.	1,529,864
19,152	Potash Corp. of Saskatchewan, Inc.	831,580
4,870	PPG Industries, Inc.	559,271

		6,224,748

MEDIA - 8.6%
16,230	CBS Corp., Class B	589,636
113,723	Comcast Corp., Class A	4,067,872
26,194	DIRECTV(b)	1,374,137
26,413	Discovery Communications, Inc., Class C(b)	1,480,185
35,142	Liberty Global, Inc., Class C(b)	1,982,712
26,293	Nielsen Holdings NV(b)	788,264
34,083	Omnicom Group, Inc.	1,757,319
90,264	Time Warner, Inc.	4,091,667
22,723	Walt Disney Co. (The)	1,187,958

		17,319,750

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 7.8%
35,109	Agilent Technologies, Inc.	1,349,941
34,785	Amgen, Inc.	2,933,071
28,049	Bristol-Myers Squibb Co.	946,654
20,737	Gilead Sciences, Inc.(b)	1,375,485
52,635	Johnson & Johnson	3,627,078
10,549	Novartis AG, ADR	646,232
35,706	PerkinElmer, Inc.	1,052,256
148,197	Pfizer, Inc.	3,682,695

		15,613,412

REAL ESTATE - 0.7%
16,373	American Tower Corp., REIT	1,168,868
9,606	CBRE Group, Inc., Class A(b)	176,846

		1,345,714

RETAILING - 4.4%
2,729	Amazon.com, Inc.(b)	694,039
13,752	Bed Bath & Beyond, Inc.(b)	866,376
14,843	Dick’s Sporting Goods, Inc.	769,610
120,267	Lowe’s Cos., Inc.	3,636,874
26,781	Macy’s, Inc.	1,007,501
31,291	Target Corp.	1,986,040

		8,960,440

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.2%
15,418	Altera Corp.	523,981
14,607	Analog Devices, Inc.	572,448
46,231	Texas Instruments, Inc.	1,273,664

		2,370,093

SOFTWARE & SERVICES - 12.6%
14,406	Baidu, Inc., ADR(b)	1,682,909

See accompanying Notes to Financial Statements  |  51

INVESTMENT PORTFOLIO (continued)

As of September 30, 2012	Pyxis Core America Equity Fund

Shares		Value ($)

Common Stock — (continued)

SOFTWARE & SERVICES — (continued)
41,694	eBay, Inc.(b)	2,018,407
4,011	Google, Inc., Class A(b)	3,026,300
8,439	International Business Machines Corp.(c)	1,750,671
11,132	Intuit, Inc.	655,452
173,780	Microsoft Corp.	5,175,168
133,350	Oracle Corp.	4,199,192
43,657	Paychex, Inc.	1,453,342
13,752	Visa, Inc., Class A	1,846,619
201,452	Western Union Co. (The)	3,670,455

		25,478,515

TECHNOLOGY HARDWARE & EQUIPMENT - 9.4%
14,345	Apple, Inc.	9,571,845
257,922	Cisco Systems, Inc.	4,923,732
70,727	Qualcomm, Inc.	4,419,730

		18,915,307

TELECOMMUNICATION SERVICES - 0.2%
12,984	AT&T, Inc.	489,497

TRANSPORTATION - 2.3%
47,067	CSX Corp.	976,640
51,673	United Parcel Service, Inc., Class B	3,698,237

		4,674,877

UTILITIES - 1.4%
100,627	AES Corp.(b)	1,103,878
50,639	Calpine Corp.(b)	876,055
19,254	FirstEnergy Corp.	849,101

		2,829,034

	Total Common Stock (Cost $168,214,776)	193,965,562

Shares		Value ($)

Other Investments - 1.6%
42,601	Financial Select Sector SPDR Fund, ETF	664,576
62,289	GEI Investment Fund(d)	76,615
69,570	Industrial Select Sector SPDR Fund, ETF(a)	2,542,088

	Total Other Investments (Cost $3,630,815)	3,283,279

Registered Investment Company - 2.0%
3,922,220	Federated Prime Obligations Fund	3,922,220

	Total Registered Investment Company (Cost $3,922,220)	3,922,220

Total Investments - 99.9% (Cost $175,767,811)		201,171,061

Other Assets & Liabilities, Net - 0.1%		237,812

Net Assets - 100.0%		201,408,873

(a)	Securities (or a portion of securities) on loan. As of September 30, 2012, the market value of securities loaned was $712,437. The loaned securities were secured with cash collateral of $729,648. See Note 5.
(b)	Non-income producing security.
(c)	At September 30, 2012, all or portion of this security was pledged as collateral requirements for futures contracts and/or TBA’s.
(d)	The security is a private fund.

ADR	American Depositary Receipt
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust
SPDR	Standard & Poor’s Depositary Receipt
TBA	To be announced

The Fund had the following futures contracts, brokered by Royal Bank of Scotland, open at September 30, 2012:

Description	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation (Depreciation)

Long Futures:
S&P 500 Emini Index Futures	December 2012	5	$358,563	$(6,215)

52  |  See accompanying Notes to Financial Statements

INVESTMENT PORTFOLIO

As of September 30, 2012	Pyxis Dividend Equity Fund

Shares		Value ($)

Common Stock - 90.7%

BANKS - 7.7%
4,170	PNC Financial Services Group, Inc.	263,127
8,685	US Bancorp	297,896
8,530	Wells Fargo & Co.	294,541

		855,564

CAPITAL GOODS - 5.3%
13,440	General Electric Co.	305,222
3,450	Hubbell, Inc., Class B	278,553

		583,775

COMMERCIAL & PROFESSIONAL SERVICES - 2.3%
15,805	Ennis, Inc.	259,360

CONSUMER DURABLES & APPAREL - 2.0%
4,025	Tupperware Brands Corp.	215,700

CONSUMER SERVICES - 3.0%
3,640	McDonald’s Corp.	333,970

DIVERSIFIED FINANCIALS - 2.5%
6,865	JPMorgan Chase & Co.	277,895

ENERGY - 7.1%
3,585	Chevron Corp.	417,868
5,255	Royal Dutch Shell PLC, ADR	374,682

		792,550

FOOD, BEVERAGE & TOBACCO - 12.9%
2,710	Diageo PLC, ADR	305,498
4,480	HJ Heinz Co.(a)	250,656
7,060	Kellogg Co.	364,720
3,605	PepsiCo, Inc.	255,126
7,040	Unilever NV	249,779

		1,425,779

HOUSEHOLD & PERSONAL PRODUCTS - 2.3%
3,650	Procter & Gamble Co. (The)	253,164

INSURANCE - 2.3%
7,205	Arthur J. Gallagher & Co.	258,083

MATERIALS - 7.5%
8,810	Packaging Corp. of America	319,803
7,345	Sonoco Products Co.	227,622
13,255	Worthington Industries, Inc.	287,103

		834,528

MEDIA - 2.8%
8,645	CBS Corp., Class B	314,073

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 10.6%
4,290	Abbott Laboratories	294,122
5,275	GlaxoSmithKline PLC, ADR	243,916
5,445	Johnson & Johnson	375,215
4,275	Novartis AG, ADR	261,886

		1,175,139

Shares		Value ($)

RETAILING - 3.0%
5,535	Home Depot, Inc. (The)	334,148

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.9%
6,540	Microchip Technology, Inc.	214,120

SOFTWARE & SERVICES - 2.3%
7,765	Paychex, Inc.	258,497

TELECOMMUNICATION SERVICES - 6.6%
12,010	AT&T, Inc.	452,777
6,225	Verizon Communications, Inc.	283,673

		736,450

TRANSPORTATION - 2.1%
3,215	United Parcel Service, Inc., Class B	230,098

UTILITIES - 6.5%
3,190	ITC Holdings Corp.(a)	241,100
4,350	National Fuel Gas Co.	235,073
5,315	Southern Co. (The)	244,968

		721,141

	Total Common Stock (Cost $8,988,130)	10,074,034

Other Investments - 2.4%
4,090	iShares Dow Jones US Real Estate Index Fund, ETF	263,355

	Total Other Investments (Cost $235,719)	263,355

Registered Investment Company - 5.2%
581,353	Federated Prime Obligations Fund	581,353

	Total Registered Investment Company (Cost $581,353)	581,353

Total Investments - 98.3% (Cost $9,805,202)		10,918,742

Other Assets & Liabilities, Net - 1.7%		187,359

Net Assets - 100.0%		11,106,101

(a)	Securities (or a portion of securities) on loan. As of September 30, 2012, the market value of securities loaned was $491,756. The loaned securities were secured with cash collateral of $500,515. See Note 5.

ADR	American Depositary Receipt
ETF	Exchange Traded Fund
PLC	Public Limited Company

See accompanying Notes to Financial Statements  |  53

INVESTMENT PORTFOLIO

As of September 30, 2012	Pyxis Premier Growth Equity Fund

Shares		Value ($)

Common Stock - 94.5%

CAPITAL GOODS - 3.2%
88,382	Dover Corp.	5,257,845

CONSUMER SERVICES - 1.5%
50,990	Las Vegas Sands Corp.	2,364,406

DIVERSIFIED FINANCIALS - 7.4%
98,581	CME Group, Inc.	5,648,691
25,835	Goldman Sachs Group, Inc. (The)	2,936,923
82,944	State Street Corp.	3,480,330

		12,065,944

ENERGY - 5.4%
27,195	Anadarko Petroleum Corp.	1,901,474
95,182	Schlumberger, Ltd.	6,884,514

		8,785,988

FOOD, BEVERAGE & TOBACCO - 3.3%
75,465	PepsiCo, Inc.	5,340,658

HEALTH CARE EQUIPMENT & SERVICES - 8.3%
106,739	Covidien PLC	6,342,431
114,218	Express Scripts Holding Co.(a)	7,158,042

		13,500,473

MATERIALS - 2.9%
52,350	Monsanto Co.	4,764,897

MEDIA - 9.1%
78,185	DIRECTV, Class A(a)	4,101,585
82,264	Discovery Communications, Inc., Class C(a)	4,610,075
109,457	Liberty Global, Inc., Class C(a)	6,175,565

		14,887,225

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 5.6%
57,789	Amgen, Inc.(b)	4,872,768
64,587	Gilead Sciences, Inc.(a)	4,284,056

		9,156,824

REAL ESTATE - 2.3%
50,991	American Tower Corp., REIT	3,640,247
6,800	CBRE Group, Inc.(a)	125,188

		3,765,435

RETAILING - 7.5%
8,498	Amazon.com, Inc.(a)	2,161,211
40,792	Bed Bath & Beyond, Inc.(a)(b)	2,569,896
46,231	Dick’s Sporting Goods, Inc.	2,397,077
169,967	Lowe’s Cos., Inc.	5,139,802

		12,267,986

SOFTWARE & SERVICES - 23.3%
44,871	Baidu, Inc., ADR(a)	5,241,830
129,856	eBay, Inc.(a)	6,286,330
3,399	Google, Inc., Class A(a)	2,564,546
34,673	Intuit, Inc.	2,041,546
125,776	Microsoft Corp.	3,745,609

Shares		Value ($)

SOFTWARE & SERVICES — (continued)
67,987	Oracle Corp.	2,140,911
135,974	Paychex, Inc.	4,526,574
42,832	Visa, Inc., Class A	5,751,482
310,700	Western Union Co. (The)	5,660,954

		37,959,782

TECHNOLOGY HARDWARE & EQUIPMENT - 12.2%
16,997	Apple, Inc.	11,341,418
98,581	Cisco Systems, Inc.	1,881,911
106,739	Qualcomm, Inc.	6,670,120

		19,893,449

TRANSPORTATION - 2.5%
55,749	United Parcel Service, Inc., Class B	3,989,957

	Total Common Stock (Cost $109,196,819)	154,000,869

Other Investments - 0.0%
9,098	GEI Investment Fund(c)	11,190

	Total Other Investments (Cost $9,098)	11,190

Registered Investment Company - 5.5%
8,887,596	Federated Prime Obligations Fund	8,887,596

	Total Registered Investment Company (Cost $8,887,596)	8,887,596

Total Investments - 100.0% (Cost $118,093,513)		162,899,655

Other Assets & Liabilities, Net - 0.0%		66,118

Net Assets - 100.0%		162,965,773

(a)	Non-income producing security.
(b)	At September 30, 2012, all or portion of this security was pledged as collateral requirements for futures contracts and/or TBA’s.
(c)	The security is a private fund.

ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust
TBA	To be announced

The Fund had the following futures contracts, brokered by Royal Bank of Scotland, open at September 30, 2012:

Description	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation (Depreciation)

Long Futures:
S&P 500 Emini Index Futures	December 2012	50	$3,585,625	$(61,685)

54  |  See accompanying Notes to Financial Statements

INVESTMENT PORTFOLIO

As of September 30, 2012	Pyxis Small-Cap Equity Fund

Shares		Value ($)

Common Stock - 95.3%
BANKS - 5.4%
3,700	Bryn Mawr Bank Corp.	83,028
2,700	Community Bank System, Inc.	76,113
4,125	Cullen/Frost Bankers, Inc.	236,899
7,450	Fulton Financial Corp.	73,457
2,800	Iberiabank Corp.	128,240
3,000	Independent Bank Corp.	90,270
7,350	Prosperity Bancshares, Inc.	313,257
4,400	Sterling Bancorp	43,648
4,500	SVB Financial Group(a)	272,070
8,800	UMB Financial Corp.	428,384
3,700	Washington Trust Bancorp, Inc.	97,199
3,500	Westamerica Bancorporation(b)	164,675

		2,007,240

CAPITAL GOODS - 9.5%
1,500	Actuant Corp., Class A	42,930
11,175	Applied Industrial Technologies, Inc.	462,980
5,900	Brady Corp., Class A	172,752
2,900	CLARCOR, Inc.	129,427
6,600	EnPro Industries, Inc.(a)	237,666
3,225	ESCO Technologies, Inc.	125,291
2,900	Esterline Technologies Corp.(a)	162,806
3,325	Harsco Corp.	68,262
5,900	IDEX Corp.	246,443
4,400	Kaydon Corp.	98,296
3,325	Mueller Industries, Inc.	151,188
2,060	Polypore International, Inc.(a)(b)	72,821
2,500	Proto Labs, Inc.(a)	84,550
10,700	Quanta Services, Inc.(a)	264,290
5,400	Raven Industries, Inc.	158,922
700	RBC Bearings, Inc.(a)	33,670
5,100	Robbins & Myers, Inc.	303,960
3,650	Teledyne Technologies, Inc.(a)(b)	231,374
12,500	Trimas Corp.(a)	301,375
5,875	Woodward, Inc.	199,632

		3,548,635

COMMERCIAL & PROFESSIONAL SERVICES - 1.9%
7,300	ABM Industries, Inc.	138,189
11,800	Healthcare Services Group, Inc.	269,866
6,250	Herman Miller, Inc.	121,500
4,400	Mistras Group, Inc.(a)	102,080
4,350	Resources Connection, Inc.	57,028

		688,663

CONSUMER DURABLES & APPAREL - 3.4%
5,250	Deckers Outdoor Corp.(a)(b)	192,360
10,325	Jarden Corp.	545,573
2,225	Maidenform Brands, Inc.(a)	45,568
2,900	Tupperware Brands Corp.	155,411
7,300	Wolverine World Wide, Inc.	323,901

		1,262,813

CONSUMER SERVICES - 1.9%
5,250	Cracker Barrel Old Country Store, Inc.	352,328
5,900	K12, Inc.(a)(b)	119,180
2,900	Lincoln Educational Services Corp.	12,179
1,475	Matthews International Corp., Class A	43,984

Shares		Value ($)

CONSUMER SERVICES — (continued)
1,500	Strayer Education, Inc.(b)	96,525
20,050	Wendy’s Co. (The)	91,228

		715,424

DIVERSIFIED FINANCIALS - 2.1%
7,300	Financial Engines, Inc.(a)(b)	173,959
8,860	GFI Group, Inc.	28,175
10,950	Raymond James Financial, Inc.	401,318
5,900	Waddell & Reed Financial, Inc., Class A	193,343

		796,795

ENERGY - 7.4%
7,300	Approach Resources, Inc.(a)	219,949
1,965	Dril-Quip, Inc.(a)	141,244
6,775	Gulfport Energy Corp.(a)	211,786
14,700	Key Energy Services, Inc.(a)	102,900
4,600	Lufkin Industries, Inc.(b)	247,572
11,000	Northern Oil and Gas, Inc.(a)(b)	186,890
5,800	Oasis Petroleum, Inc.(a)	170,926
5,190	Oil States International, Inc.(a)	412,397
2,500	PDC Energy, Inc.(a)	79,075
33,450	Pioneer Energy Services Corp.(a)	260,576
19,000	Resolute Energy Corp.(a)(b)	168,530
5,425	SM Energy Co.	293,547
8,800	Superior Energy Services, Inc.(a)	180,576
14,500	Tetra Technologies, Inc.(a)	87,725

		2,763,693

FOOD & STAPLES RETAILING - 0.9%
7,300	Harris Teeter Supermarkets, Inc.	283,532
3,850	Spartan Stores, Inc.	58,944

		342,476

FOOD, BEVERAGE & TOBACCO - 3.7%
17,600	Flowers Foods, Inc.	355,168
4,400	Lancaster Colony Corp.	322,300
6,025	Smithfield Foods, Inc.(a)	118,391
10,300	Snyders-Lance, Inc.	257,500
5,800	TreeHouse Foods, Inc.(a)	304,500

		1,357,859

HEALTH CARE EQUIPMENT & SERVICES - 11.6%
20,000	Bio-Reference Labs, Inc.(a)(b)	571,600
2,355	Computer Programs & Systems, Inc.	130,820
8,000	HMS Holdings Corp.(a)(b)	267,440
7,400	Integra LifeSciences Holdings Corp.(a)	304,140
10,300	Masimo Corp.(a)(b)	249,054
3,700	Medidata Solutions, Inc.(a)	153,550
5,550	Mednax, Inc.(a)	413,198
9,750	Molina Healthcare, Inc.(a)	245,212
10,230	NuVasive, Inc.(a)	234,369
9,625	Owens & Minor, Inc.	287,595
8,800	Quality Systems, Inc.(b)	163,240
5,800	STERIS Corp.	205,726
4,000	Teleflex, Inc.	275,360
4,125	Thoratec Corp.(a)	142,725
8,821	VCA Antech, Inc.(a)	174,038
4,400	Volcano Corp.(a)(b)	125,708
7,300	West Pharmaceutical Services, Inc.	387,411

		4,331,186

See accompanying Notes to Financial Statements  |  55

INVESTMENT PORTFOLIO (continued)

As of September 30, 2012	Pyxis Small-Cap Equity Fund

Shares		Value ($)

Common Stock — (continued)
HOUSEHOLD & PERSONAL PRODUCTS - 0.7%
6,600	Spectrum Brands Holdings, Inc.(a)	264,066

INSURANCE - 5.0%
5,800	Allied World Assurance Co. Holdings, Ltd.	448,050
2,900	Alterra Capital Holdings, Ltd.	69,426
4,840	Amtrust Financial Services, Inc.(b)	124,001
5,900	Argo Group International Holdings, Ltd.	191,101
8,000	Aspen Insurance Holdings, Ltd.	243,920
5,900	Endurance Specialty Holdings, Ltd.	227,150
10,475	HCC Insurance Holdings, Inc.	354,998
4,300	Navigators Group, Inc. (The)(a)	211,668

		1,870,314

MATERIALS - 5.4%
4,400	Aptargroup, Inc.	227,524
16,775	Commercial Metals Co.	221,430
2,500	Compass Minerals International, Inc.(b)	186,475
14,300	Packaging Corp. of America	519,090
16,000	Sensient Technologies Corp.	588,160
5,900	Silgan Holdings, Inc.	256,709

		1,999,388

MEDIA - 3.1%
12,025	Arbitron, Inc.	455,748
10,175	John Wiley & Sons, Inc., Class A	467,541
3,800	Morningstar, Inc.	238,032

		1,161,321

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 4.4%
2,900	Bio-Rad Laboratories, Inc.(a)	309,488
22,800	Bruker Corp.(a)	298,452
4,750	Cubist Pharmaceuticals, Inc.(a)	226,480
2,900	Genomic Health, Inc.(a)	100,601
9,150	ICON PLC, ADR(a)	222,986
8,747	Luminex Corp.(a)	170,042
5,900	Myriad Genetics, Inc.(a)	159,241
2,200	Techne Corp.	158,268

		1,645,558

REAL ESTATE - 3.6%
19,750	BioMed Realty Trust, Inc., REIT	369,720
8,150	Coresite Realty Corp., REIT	219,561
1,125	Digital Realty Trust, Inc., REIT	78,581
20,100	Omega Healthcare Investors, Inc., REIT	456,873
10,100	Sabra Healthcare REIT, Inc., REIT	202,101

		1,326,836

RETAILING - 3.6%
7,525	Aaron’s, Inc.(a)	209,270
11,200	Aeropostale, Inc.(a)	151,536
6,125	American Eagle Outfitters, Inc.	129,115
6,350	Buckle, Inc. (The)(b)	288,480
29,290	LKQ Corp.(a)(b)	541,865

		1,320,266

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.5%
2,200	Hittite Microwave Corp.(a)	122,034

Shares		Value ($)

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — (continued)
15,925	Microsemi Corp.(a)	319,615
25,200	Rudolph Technologies, Inc.(a)	264,600
9,300	Semtech Corp.(a)	233,895

		940,144

SOFTWARE & SERVICES - 13.1%
7,160	ACI Worldwide, Inc.(a)(b)	302,582
8,025	Active Network, Inc. (The)(a)	100,553
3,700	Advent Software, Inc.(a)	90,909
8,700	Ariba, Inc.(a)	389,760
10,575	Blackbaud, Inc.	252,954
10,300	Bottomline Technologies, Inc.(a)	254,307
4,400	Cardtronics, Inc.(a)	131,032
8,800	comScore, Inc.(a)	134,200
1,500	CoStar Group, Inc.(a)	122,310
5,075	Ebix, Inc.(b)	119,821
35,550	Global Cash Access Holdings, Inc.(a)	286,178
5,800	Jack Henry & Associates, Inc.	219,820
5,900	LogMeIn, Inc.(a)	132,337
7,825	MICROS Systems, Inc.(a)	384,364
4,400	NeuStar, Inc., Class A(a)	176,132
11,100	NIC, Inc.	164,280
5,800	NICE Systems, Ltd., ADR(a)	192,676
15,975	Parametric Technology Corp.(a)	348,255
5,900	PROS Holdings, Inc.(a)	112,513
10,300	QLIK Technologies, Inc.(a)	230,823
13,200	Sapient Corp.(a)	140,712
1,100	Solera Holdings, Inc.	48,257
13,375	SS&C Technologies Holdings, Inc.(a)	337,184
2,900	Wright Express Corp.(a)	202,188

		4,874,147

TECHNOLOGY HARDWARE & EQUIPMENT - 2.0%
2,045	ADTRAN, Inc.(b)	35,338
2,400	FARO Technologies, Inc.(a)	99,168
5,100	Measurement Specialties, Inc.(a)	168,198
6,755	National Instruments Corp.	170,023
7,150	Zebra Technologies Corp., Class A(a)	268,411

		741,138

TRANSPORTATION - 3.2%
6,575	Genesee & Wyoming, Inc., Class A(a)(b)	439,604
4,400	Hub Group, Inc., Class A(a)	130,592
2,200	Landstar System, Inc.(b)	104,016
14,065	Old Dominion Freight Line, Inc.(a)	424,200
7,300	UTi Worldwide, Inc.	98,331

		1,196,743

UTILITIES - 0.9%
7,950	IDACORP, Inc.	343,996

	Total Common Stock (Cost $31,886,979)	35,498,701

Other Investments - 0.0%
6,157	GEI Investment Fund(c)	7,573

	Total Other Investments (Cost $6,157)	7,573

56  |  See accompanying Notes to Financial Statements

INVESTMENT PORTFOLIO (continued)

As of September 30, 2012	Pyxis Small-Cap Equity Fund

Shares		Value ($)

Registered Investment Company - 5.0%
1,873,757	Federated Prime Obligations Fund	1,873,757

	Total Registered Investment Company (Cost $1,873,757)	1,873,757

Total Investments - 100.3% (Cost $33,766,893)		37,380,031

Liabilities in Excess of Other Assets - (0.3)%		(119,456)

Net Assets - 100.0%		37,260,575

(a)	Non-income producing security.
(b)	Securities (or a portion of securities) on loan. As of September 30, 2012, the market value of securities loaned was $4,493,548. The loaned securities were secured with cash collateral of $4,647,969. See Note 5.
(c)	The security is a private fund.

ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements  |  57

INVESTMENT PORTFOLIO

As of September 30, 2012	Pyxis Global Equity Fund

Shares		Value ($)

Common Stock - 92.6%
CANADA - 4.9%
15,049	Suncor Energy, Inc.	494,360
7,870	Toronto-Dominion Bank (The)(a)	655,787

		1,150,147

FRANCE - 2.3%
3,612	LVMH Moet Hennessy Louis Vuitton SA	543,682

GERMANY - 3.0%
8,598	Adidas AG	706,158

HONG KONG - 4.6%
287,453	AIA Group, Ltd.	1,071,472

ITALY - 3.3%
21,982	Luxottica Group SpA	778,547

JAPAN - 4.6%
3,900	FANUC Corp.	630,617
11,200	Softbank Corp.	454,910

		1,085,527

SOUTH KOREA - 2.8%
543	Samsung Electronics Co., Ltd.	657,604

SWEDEN - 4.7%
30,457	Alfa Laval AB	553,248
25,920	Hexagon AB, Class B(a)	556,620

		1,109,868

SWITZERLAND - 4.5%
16,832	Nestle SA	1,062,074

UNITED KINGDOM - 14.4%
40,113	BG Group PLC	809,683
19,738	BHP Billiton PLC	613,556
32,300	Diageo PLC	907,292
46,358	Standard Chartered PLC	1,048,028

		3,378,559

UNITED STATES - 43.5%
9,397	American Tower Corp., REIT	670,852
7,145	CME Group, Inc.	409,408
6,366	Cummins, Inc.	587,009
1,187	Google, Inc., Class A(b)	895,592
12,922	Honeywell International, Inc.	772,090
16,843	Johnson & Johnson	1,160,651
5,051	Monsanto Co.	459,742
6,798	PepsiCo, Inc.	481,094
15,073	Qualcomm, Inc.	941,912
7,919	Schlumberger, Ltd.	572,781
11,682	Thermo Fisher Scientific, Inc.	687,252
20,453	US Bancorp	701,538
15,784	Verizon Communications, Inc.	719,277
4,446	Visa, Inc., Class A	597,009
8,331	Yum! Brands, Inc.	552,679

		10,208,886

	Total Common Stock (Cost $19,482,345)	21,752,524

Shares		Value ($)

Preferred Stock - 1.9%
BRAZIL - 1.9%
10,057	Cia Brasileira de Distribuicao Grupo Pao de Acucar	447,677

	Total Preferred Stock (Cost $384,824)	447,677

Other Investments - 2.3%
19,305	GEI Investment Fund(c)	23,746
4,321	iShares MSCI EAFE Index Fund, ETF	229,013
1,771	SPDR S&P 500 ETF Trust	254,900
616	Vanguard MSCI Emerging Markets, ETF	25,717

	Total Other Investments (Cost $530,315)	533,376

Registered Investment Company - 3.0%
696,787	Federated Prime Obligations Fund	696,787

	Total Registered Investment Company (Cost $696,787)	696,787

Total Investments - 99.8% (Cost $21,094,271)		23,430,364

Other Assets & Liabilities, Net - 0.2%		50,402

Net Assets - 100.0%		23,480,766

(a)	Securities (or a portion of securities) on loan. As of September 30, 2012, the market value of securities loaned was $870,552. The loaned securities were secured with cash collateral of $918,956. See Note 5.
(b)	Non-income producing security.
(c)	The security is a private fund.

EAFE	Europe, Australia and Far East
ETF	Exchange Traded Fund
MSCI	Morgan Stanley Capital International
PLC	Public Limited Company
REIT	Real Estate Investment Trust
SPDR	Standard & Poor’s Depositary Receipt

58  |  See accompanying Notes to Financial Statements

INVESTMENT PORTFOLIO (continued)

As of September 30, 2012	Pyxis Global Equity Fund

Industry	Percentage (based on total investments)
Capital Goods	10.8%
Food, Beverage & Tobacco	10.4%
Banks	10.3%
Consumer Durables & Apparel	8.6%
Energy	8.0%
Pharmaceuticals, Biotechnology & Life Sciences	7.9%
Technology Hardware & Equipment	6.4%
Software & Services	6.4%
Telecommunication Services	5.0%
Materials	4.6%
Insurance	4.6%
Real Estate	2.9%
Semiconductors & Semiconductor Equipment	2.8%
Consumer Services	2.4%
Food & Staples Retailing	1.9%
Diversified Financials	1.7%

94.7%

Other Instruments	Percentage (based on total investments)
Other Investments	2.3%
Registered Investment Company	3.0%

5.3%

100.0%

See accompanying Notes to Financial Statements  |  59

INVESTMENT PORTFOLIO

As of September 30, 2012	Pyxis International Equity Fund

Shares		Value ($)

Common Stock - 92.8%

AUSTRALIA - 2.1%
20,174	Brambles, Ltd.	147,272
2,371	CSL, Ltd.	113,418

		260,690

BELGIUM - 1.2%
1,722	Anheuser-Busch InBev NV	146,590

BRAZIL - 0.6%
3,540	Petroleo Brasileiro SA, ADR	78,128

CANADA - 3.0%
1,383	Canadian Natural Resources, Ltd.	42,631
988	Cenovus Energy, Inc.	34,451
3,710	Potash Corp. of Saskatchewan, Inc.	161,114
4,046	Suncor Energy, Inc.	132,981

		371,177

CHINA - 1.7%
1,866	Baidu, Inc., ADR(a)	217,986

FRANCE - 8.0%
7,327	AXA SA	109,250
2,684	BNP Paribas SA	127,691
1,806	Cap Gemini SA	76,499
1,916	Cie Generale d’Optique Essilor International SA	179,620
929	LVMH Moet Hennessy Louis Vuitton SA	139,834
5,994	Safran SA	215,801
983	Total SA	48,815
1,348	Vallourec SA	57,142
1,380	Vinci SA	58,845

		1,013,497

GERMANY - 11.4%
665	Adidas AG	54,617
1,650	Bayer AG	141,862
3,812	Deutsche Bank AG	150,778
2,202	Fresenius SE & Co. KGaA	255,923
2,733	HeidelbergCement AG	143,347
1,781	Linde AG	307,029
4,337	SAP AG	307,490
765	Siemens AG	76,382

		1,437,428

HONG KONG - 2.5%
69,552	AIA Group, Ltd.	259,253
7,778	Wharf Holdings, Ltd.	54,022

		313,275

INDIA - 0.3%
1,294	Larsen & Toubro, Ltd., GDR	39,175

IRELAND - 1.6%
3,150	Experian PLC	52,341
11,402	WPP PLC	154,937

		207,278

ITALY - 2.2%
6,062	ENI SpA	132,735
4,014	Luxottica Group SpA	142,166

		274,901

Shares		Value ($)

JAPAN - 15.3%
2,600	Astellas Pharma, Inc.	132,506
20,910	Bank of Yokohama, Ltd. (The)	99,712
900	Daito Trust Construction Co., Ltd.	90,810
1,000	FANUC Corp.	161,697
3,000	JGC Corp.	100,450
12,000	Kubota Corp.	121,851
2,200	Mitsubishi Corp.	40,126
17,000	Mitsubishi Heavy Industries, Ltd.	73,856
2,700	Mitsui & Co., Ltd.	38,105
3,599	Nikon Corp.	99,366
400	SMC Corp.	64,679
5,700	Softbank Corp.	231,517
6,700	Sony Financial Holdings, Inc.	115,226
4,000	Sumitomo Realty & Development Co., Ltd.	106,530
6,224	Toyota Motor Corp.	243,199
3,600	Unicharm Corp.	207,301

		1,926,931

NETHERLANDS - 2.4%
20,014	ING Groep NV(a)	158,325
3,936	Unilever NV	139,403

		297,728

NORWAY - 0.6%
3,356	Subsea 7 SA	77,498

SINGAPORE - 1.9%
15,305	United Overseas Bank, Ltd.	245,164

SWEDEN - 2.8%
5,615	Alfa Laval AB	101,996
5,337	Hexagon AB, Class B	114,610
14,904	Telefonaktiebolaget LM Ericsson, Class B	136,047

		352,653

SWITZERLAND - 8.6%
5,081	Nestle SA	320,604
3,895	Novartis AG	238,516
660	Roche Holding AG	123,390
169	Swatch Group AG (The)	67,471
544	Syngenta AG	203,465
544	Zurich Financial Services AG	135,566

		1,089,012

TAIWAN - 2.3%
18,014	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	284,981

UNITED KINGDOM - 24.3%
4,351	Aggreko PLC	162,512
12,547	BG Group PLC	253,262
6,493	BHP Billiton PLC	201,835
11,495	Capita Group PLC (The)	143,764
12,148	Diageo PLC	341,232
33,274	HSBC Holdings PLC	308,040
682	Intertek Group PLC	30,176
111,320	Lloyds Banking Group PLC(a)	69,801
20,981	National Grid PLC	231,402
16,311	Prudential PLC	211,108
2,795	Reckitt Benckiser Group PLC	160,902
3,981	Rio Tinto PLC	185,463
6,840	Royal Dutch Shell PLC, Class A	236,590
9,209	Standard Chartered PLC	208,190
9,605	TESCO PLC	51,494

60  |  See accompanying Notes to Financial Statements

INVESTMENT PORTFOLIO (continued)

As of September 30, 2012	Pyxis International Equity Fund

Shares		Value ($)

Common Stock — (continued)

UNITED KINGDOM — (continued)
91,698	Vodafone Group PLC	260,241

		3,056,012

	Total Common Stock (Cost $10,798,105)	11,690,104

Preferred Stock - 1.5%

GERMANY - 1.5%
1,035	Volkswagen AG	189,011

	Total Preferred Stock (Cost $170,733)	189,011

Other Investments - 0.1%
11,693	GEI Investment Fund(b)	14,383

	Total Other Investments (Cost $11,693)	14,383

Registered Investment Company - 5.0%
621,636	Federated Prime Obligations Fund	621,636

	Total Registered Investment Company (Cost $621,636)	621,636

Total Investments - 99.4%		12,515,134

(Cost $11,602,167)
Other Assets & Liabilities, Net - 0.6%		81,480

Net Assets - 100.0%		12,596,614

(a)	Non-income producing security.
(b)	The security is a private fund.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PLC	Public Limited Company

The Fund had the following futures contracts, brokered by Royal Bank of Scotland, open at September 30, 2012:

Description	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Long Futures:
DJ Euro Stoxx 50 Index Futures	December 2012	2	63,167	$(2,388)
FTSE 100 Index Futures	December 2012	2	184,508	(4,691)
Topix Index Futures	December 2012	1	94,473	(2,393)

				$(9,472)

Industry	Percentage (based on total investments)
Materials	9.6%
Capital Goods	9.2%
Banks	8.5%
Energy	8.3%
Food, Beverage & Tobacco	7.6%
Insurance	6.6%
Pharmaceuticals, Biotechnology & Life Sciences	6.0%
Software & Services	4.8%
Commercial & Professional Services	4.3%
Consumer Durables & Apparel	4.0%
Telecommunication Services	3.9%
Health Care Equipment & Services	3.5%
Automobiles & Components	3.5%
Household & Personal Products	2.9%
Diversified Financials	2.5%
Semiconductors & Semiconductor Equipment	2.3%
Real Estate	2.0%
Technology Hardware & Equipment	2.0%
Utilities	1.8%
Media	1.2%
Food & Staples Retailing	0.4%

94.9%

Other Investments	Percentage (based on total investments)
Other Investments	0.1%
Registered Investment Company	5.0%

100.0%

See accompanying Notes to Financial Statements  |  61

INVESTMENT PORTFOLIO

As of September 30, 2012	Pyxis Total Return Fund

Shares		Value ($)

Domestic Equity - 37.5%

COMMON STOCK - 37.5%

AUTOMOBILES & COMPONENTS - 0.1%
7,321	Ford Motor Co.	72,185

BANKS - 1.3%
27,699	Regions Financial Corp.	199,710
9,742	Standard Chartered PLC	220,240
18,368	Wells Fargo & Co.	634,247

		1,054,197

CAPITAL GOODS - 1.7%
622	Boeing Co. (The)	43,304
237	Caterpillar, Inc.	20,391
580	Cooper Industries PLC	43,535
712	Cummins, Inc.	65,654
3,553	Deere & Co.	293,087
6,606	Dover Corp.	392,991
3,149	Eaton Corp.	148,822
6,700	Honeywell International, Inc.	400,325

		1,408,109

CONSUMER DURABLES & APPAREL - 0.2%
982	LVMH Moet Hennessy Louis Vuitton SA	147,812
1,102	MDC Holdings, Inc.	42,438

		190,250

CONSUMER SERVICES - 0.5%
1,948	Darden Restaurants, Inc.	108,601
3,469	Las Vegas Sands Corp.	160,858
1,533	McDonald’s Corp.	140,653

		410,112

DIVERSIFIED FINANCIALS - 2.8%
5,656	American Express Co.	321,600
5,811	Ameriprise Financial, Inc.	329,426
1,425	Citigroup, Inc.	46,626
9,664	CME Group, Inc.	553,747
414	Franklin Resources, Inc.	51,779
1,757	Goldman Sachs Group, Inc. (The)	199,736
13,917	Invesco, Ltd. ADR	347,786
5,364	JPMorgan Chase & Co.	217,135
5,642	State Street Corp.	236,738

		2,304,573

ENERGY - 3.3%
4,343	Anadarko Petroleum Corp.	303,663
5,502	Chevron Corp.	641,313
1,702	Exxon Mobil Corp.(a)	155,648
1,662	Halliburton Co.	55,993
2,058	Hess Corp.	110,556
4,326	Marathon Oil Corp.	127,920
4,534	Occidental Petroleum Corp.	390,196
10,622	Schlumberger, Ltd.	768,289
1,865	Spectra Energy Corp.	54,756
2,176	Williams Cos., Inc. (The)	76,095

		2,684,429

FOOD, BEVERAGE & TOBACCO - 2.4%
2,523	Altria Group, Inc.	84,243
8,510	Archer-Daniels-Midland Co.	231,302
6,529	Coca-Cola Enterprises, Inc.	204,162
9,046	Kraft Foods, Inc., Class A	360,881
12,570	PepsiCo, Inc.	889,579

Shares		Value ($)

COMMON STOCK — (continued)

FOOD, BEVERAGE & TOBACCO — (continued)
2,312	Philip Morris International, Inc.	207,941

		1,978,108

HEALTH CARE EQUIPMENT & SERVICES - 2.4%
4,353	Cardinal Health, Inc.	169,636
13,306	Covidien PLC	790,643
11,569	Express Scripts Holding Co.(b)	725,029
2,077	HCA Holdings, Inc.	69,060
5,342	Medtronic, Inc.	230,347

		1,984,715

HOUSEHOLD & PERSONAL PRODUCTS - 0.4%
2,279	Clorox Co.	164,202
1,740	Kimberly-Clark Corp.	149,257

		313,459

INSURANCE - 1.1%
4,137	ACE, Ltd.	312,757
7,700	American International Group, Inc.(b)	252,483
3,928	Prudential Financial, Inc.	214,115
1,479	Travelers Cos., Inc. (The)	100,957

		880,312

MATERIALS - 1.2%
3,858	Allegheny Technologies, Inc.	123,070
3,621	EI du Pont de Nemours & Co.	182,028
3,599	Freeport-McMoRan Copper & Gold, Inc.	142,448
3,561	Monsanto Co.	324,122
1,150	PPG Industries, Inc.	132,066
1,040	Praxair, Inc.	108,035

		1,011,769

MEDIA - 2.6%
1,979	CBS Corp., Class B	71,897
8,310	Comcast Corp.	297,249
5,318	DIRECTV(b)	278,982
5,596	Discovery Communications, Inc., Class C(b)	313,600
7,446	Liberty Global, Inc., Class C(b)	420,103
3,205	Nielsen Holdings NV(b)	96,086
4,155	Omnicom Group, Inc.	214,232
7,558	Time Warner, Inc.	342,604
2,770	Walt Disney Co. (The)	144,816

		2,179,569

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 2.9%
2,018	Agilent Technologies, Inc.	77,592
5,909	Amgen, Inc.(a)	498,247
5,916	Bristol-Myers Squibb Co.	199,665
4,394	Gilead Sciences, Inc.(b)	291,454
7,562	Johnson & Johnson	521,097
4,437	Merck & Co., Inc.	200,109
4,353	PerkinElmer, Inc.	128,283
19,399	Pfizer, Inc.	482,065

		2,398,512

REAL ESTATE - 0.7%
3,469	American Tower Corp. REIT	247,652
460	CBRE Group, Inc., Class A(b)	8,469

62  |  See accompanying Notes to Financial Statements

INVESTMENT PORTFOLIO (continued)

As of September 30, 2012	Pyxis Total Return Fund

Shares		Value ($)

Domestic Equity — (continued)

COMMON STOCK — (continued)

REAL ESTATE — (continued)
2,088	HCP, Inc. REIT	92,874
403	Public Storage REIT	56,086
1,492	Rayonier, Inc. REIT	73,123
767	Simon Property Group, Inc. REIT	116,438

		594,642

RETAILING - 1.8%
578	Amazon.com, Inc.(b)	146,997
2,775	Bed Bath & Beyond, Inc.(a)(b)	174,825
3,145	Dick’s Sporting Goods, Inc.	163,068
1,345	Genuine Parts Co.	82,085
2,697	Home Depot, Inc. (The)	162,818
18,121	Lowe’s Cos., Inc.	547,979
3,264	Macy’s, Inc.	122,792
1,385	Target Corp.	87,906

		1,488,470

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.6%
1,880	Altera Corp.	63,892
1,781	Analog Devices, Inc.	69,797
5,916	Intel Corp.(a)	134,175
1,450	Microchip Technology, Inc.	47,473
5,133	Texas Instruments, Inc.	141,414

		456,751

SOFTWARE & SERVICES - 5.1%
8,834	eBay, Inc.(b)	427,654
587	Google, Inc., Class A(b)	442,892
2,421	International Business Machines Corp.(a)	502,236
2,359	Intuit, Inc.	138,898
31,390	Microsoft Corp.	934,794
14,122	Oracle Corp.	444,702
14,122	Paychex, Inc.	470,121
2,914	Visa, Inc., Class A	391,292
26,081	Western Union Co. (The)	475,196

		4,227,785

TECHNOLOGY HARDWARE & EQUIPMENT - 4.1%
2,571	Apple, Inc.	1,715,525
36,290	Cisco Systems, Inc.(a)	692,776
16,184	Qualcomm, Inc.	1,011,338

		3,419,639

TELECOMMUNICATION SERVICES - 0.5%
7,204	AT&T, Inc.	271,591
3,188	Verizon Communications, Inc.	145,277

		416,868

TRANSPORTATION - 1.1%
5,738	CSX Corp.	119,064
1,305	Union Pacific Corp.	154,904
8,382	United Parcel Service, Inc., Class B	599,900

		873,868

UTILITIES - 0.7%
12,267	AES Corp. (The)(b)	134,569
1,823	American Water Works Co., Inc.	67,560
6,173	Calpine Corp.(b)	106,793

Shares		Value ($)

COMMON STOCK — (continued)

UTILITIES — (continued)
2,718	Dominion Resources, Inc.	143,891
3,219	Southern Co. (The)	148,364

		601,177

	Total Domestic Equity (Cost $27,238,449)	30,949,499

Foreign Equity - 16.3%

COMMON STOCK - 16.1%

AUTOMOBILES & COMPONENTS - 0.3%
900	Bridgestone Corp.	20,985
6,606	Toyota Motor Corp.	258,126

		279,111

BANKS - 1.1%
21,858	Bank of Yokohama, Ltd. (The)	104,233
2,839	BNP Paribas SA	135,065
35,198	HSBC Holdings PLC	325,852
95,922	Lloyds Banking Group PLC(b)	60,146
16,360	United Overseas Bank, Ltd.	262,064

		887,360

CAPITAL GOODS - 1.6%
3,897	ABB, Ltd. ADR	72,874
5,940	Alfa Laval AB	107,900
1,100	FANUC Corp.	177,866
3,000	JGC Corp.	100,450
12,000	Kubota Corp.	121,851
1,541	Larsen & Toubro, Ltd., GDR	46,652
2,400	Mitsubishi Corp.	43,774
18,000	Mitsubishi Heavy Industries, Ltd.	78,201
2,900	Mitsui & Co., Ltd.	40,928
6,340	Safran SA	228,258
809	Siemens AG	80,775
400	SMC Corp.(c)	64,679
1,426	Vallourec SA	60,449
1,459	Vinci SA	62,214

		1,286,871

COMMERCIAL & PROFESSIONAL SERVICES - 0.7%
4,602	Aggreko PLC	171,887
21,341	Brambles, Ltd.	155,792
12,160	Capita Group PLC (The)	152,081
3,329	Experian PLC	55,316
721	Intertek Group PLC	31,901

		566,977

CONSUMER DURABLES & APPAREL - 0.5%
703	Adidas AG	57,738
4,245	Luxottica Group SpA	150,347
3,799	Nikon Corp.	104,888
179	Swatch Group AG (The)	71,463

		384,436

DIVERSIFIED FINANCIALS - 0.4%
4,208	Deutsche Bank AG	166,441
21,171	ING Groep NV CVA(b)	167,478

		333,919

ENERGY - 1.5%
13,272	BG Group PLC	267,896
1,463	Canadian Natural Resources, Ltd.	45,097
1,045	Cenovus Energy, Inc.	36,439

See accompanying Notes to Financial Statements  |  63

INVESTMENT PORTFOLIO (continued)

As of September 30, 2012	Pyxis Total Return Fund

Shares		Value ($)

Foreign Equity — (continued)

COMMON STOCK — (continued)

ENERGY — (continued)
6,412	ENI SpA	140,399
3,743	Petroleo Brasileiro SA ADR	82,608
2,306	Royal Dutch Shell PLC ADR	160,059
7,235	Royal Dutch Shell PLC, Class A	250,252
3,550	Subsea 7 SA	81,978
4,286	Suncor Energy, Inc.	140,870
1,040	Total SA	51,645

		1,257,243

FOOD & STAPLES RETAILING - 0.1%
10,161	Tesco PLC	54,475

FOOD, BEVERAGE & TOBACCO - 1.3%
1,822	Anheuser-Busch InBev NV	155,103
12,850	Diageo PLC	360,950
870	Diageo PLC ADR	98,075
5,375	Nestle SA	339,155
4,164	Unilever NV	147,478

		1,100,761

HEALTH CARE EQUIPMENT & SERVICES - 0.6%
2,026	Cie Generale d’Optique Essilor International SA	189,933
2,330	Fresenius SE & Co. KGaA	270,799

		460,732

HOUSEHOLD & PERSONAL PRODUCTS - 0.4%
2,653	Reckitt Benckiser Group PLC	152,727
3,800	Unicharm Corp.(c)	218,817

		371,544

INSURANCE - 1.1%
73,572	AIA Group, Ltd.	274,237
8,164	AXA SA	121,730
17,254	Prudential PLC	223,313
7,100	Sony Financial Holdings, Inc.	122,105
575	Zurich Financial Services AG	143,291

		884,676

MATERIALS - 1.7%
6,869	BHP Billiton PLC	213,523
2,772	HeidelbergCement AG	145,394
1,884	Linde AG	324,786
3,925	Potash Corp. of Saskatchewan, Inc.	170,451
2,335	Potash Corp. of Saskatchewan, Inc.	101,386
4,213	Rio Tinto PLC	196,272
576	Syngenta AG	215,433

		1,367,245

MEDIA - 0.2%
12,061	WPP PLC	163,892

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 1.2%
2,700	Astellas Pharma, Inc.	137,603
1,746	Bayer AG	150,116
2,508	CSL, Ltd.	119,971
4,120	Novartis AG	252,294
3,722	Novartis AG ADR	228,010

Shares		Value ($)

COMMON STOCK — (continued)

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — (continued)
698	Roche Holding AG	130,494

		1,018,488

REAL ESTATE - 0.3%
900	Daito Trust Construction Co., Ltd.	90,810
4,000	Sumitomo Realty & Development Co., Ltd.	106,530
8,226	Wharf Holdings, Ltd.	57,133

		254,473

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.7%
249	Samsung Electronics Co., Ltd.	301,553
19,056	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	301,466

		603,019

SOFTWARE & SERVICES - 1.2%
5,029	Baidu, Inc. ADR(b)	587,488
1,910	Cap Gemini SA	80,904
4,388	SAP AG	311,106

		979,498

TECHNOLOGY HARDWARE & EQUIPMENT - 0.3%
5,645	Hexagon AB, Class B	121,224
15,766	Telefonaktiebolaget LM Ericsson, Class B	143,915

		265,139

TELECOMMUNICATION SERVICES - 0.6%
6,000	Softbank Corp.	243,702
97,001	Vodafone Group PLC	275,291

		518,993

UTILITIES - 0.3%
22,194	National Grid PLC	244,780

	Total Common Stock (Cost $12,379,412)	13,283,632

PREFERRED STOCK - 0.2%

AUTOMOBILES & COMPONENTS - 0.2%
1,095	Volkswagen AG	199,968

	Total Foreign Equity (Cost $12,555,350)	13,483,600

Principal Amount ($)
Bonds & Notes - 29.6%

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 0.2%
	Federal Home Loan Mortgage Corp. REMIC
	(Series 3977) (Class AI)
94,151	3.50%, 09/15/29(d)	6,621
	(Series 3983) (Class EI)
94,043	3.50%, 11/15/30(d)	10,508
	(Series 2645) (Class BI)
9,757	4.50%, 02/15/18(d)	331

64  |  See accompanying Notes to Financial Statements

INVESTMENT PORTFOLIO (continued)

As of September 30, 2012	Pyxis Total Return Fund

Principal Amount ($)		Value ($)

Bonds & Notes — (continued)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — (continued)
	(Series 2643) (Class IM)
16,077	4.50%, 03/15/18(d)	965
	(Series 2590) (Class YQ)
3,440	5.00%, 05/15/17(d)	64
	(Series 2781) (Class CI)
4,765	5.00%, 11/15/17(d)	81
	(Series 2781) (Class IC)
10,193	5.00%, 05/15/18(d)	435
	(Series 2763) (Class JI)
14,544	5.00%, 10/15/18(d)	981
	(Series 2631) (Class DI)
20,956	5.50%, 06/15/33(d)	2,682
	(Series 3806) (Class DS)
109,553	6.38%, 08/15/25(d)(e)	15,564
	(Series 1980) (Class IO)
5,530	7.50%, 07/15/27(d)	1,324
	(Series 33) (Class D)
193	8.00%, 04/15/20	208
	Federal Home Loan Mortgage Corp. STRIPS
	(Series 186) (Class PO)
492	0.00%, 08/01/27(f)(g)	429
	(Series 147) (Class IO)
933	8.00%, 02/01/23(d)	203
	(Series 171) (Class IO)
1,040	8.00%, 07/01/24(d)	249
	Federal Home Loan Mortgage Corp. Structured Pass Through Securities
	(Series T-58) (Class AIO)
223,401	0.08%, 09/25/43(d)(e)	1,809
	Federal National Mortgage Assoc. REMIC
	(Series G92-68) (Class B)
694	0.00%, 12/25/22(f)(g)	648
	(Series 2003-89) (Class IO)
89,609	1.21%, 12/25/42(d)(e)	2,636
	(Series 2012-46) (Class KI)
95,878	3.50%, 05/25/27(d)	12,672
	(Series 2003-64) (Class KI)
629	4.50%, 05/25/18(d)	6
	(Series 2003-41) (Class BI)
2,381	5.00%, 08/25/17(d)	64
	(Series 2003-79) (Class HI)
5,085	5.00%, 10/25/22(d)	160
	(Series 2003-61) (Class IJ)
22,773	5.00%, 02/25/32(d)	1,074
	(Series 2010-98) (Class DI)
147,687	5.00%, 09/25/40(d)	19,345
	(Series 2008-61) (Class SB)
51,624	5.78%, 07/25/38(d)(e)	6,314
	(Series 1992-77) (Class K)
4	8.00%, 05/25/22(d)	104
	Federal National Mortgage Assoc. STRIPS
	(Series 354) (Class 1)
25,208	0.00%, 12/01/34(f)(g)	24,593

Principal Amount ($)		Value ($)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — (continued)
	(Series 362) (Class 2)
28,823	4.50%, 08/01/35(d)	3,174
	(Series 378) (Class 1)
30,482	4.50%, 01/01/36(d)	3,579
	(Series 387) (Class 2)
24,778	5.00%, 03/25/38(d)	3,157
	(Series 387) (Class 1)
20,968	5.00%, 05/25/38(d)	2,852
	(Series 346) (Class 2)
7,355	5.50%, 12/01/33(d)	930
	(Series 252) (Class 2)
13,231	7.50%, 11/01/23(d)	2,918
	(Series 237) (Class 2)
720	8.00%, 08/01/23(d)	154
	(Series 264) (Class 2)
3,459	8.00%, 07/01/24(d)	785
	(Series 12) (Class 2)
127	8.50%, 03/01/17(d)	17
	(Series 7) (Class 2)
315	8.50%, 04/01/17(d)	47
	(Series 28) (Class 2)
49	8.50%, 01/01/18(d)	7
	(Series 150) (Class 2)
388	8.50%, 07/25/22(d)	90
	(Series 163) (Class 2)
464	8.50%, 07/25/22(d)	64
	(Series 137) (Class 2)
708	9.00%, 05/25/22(d)	149
	Government National Mortgage Assoc.
	(Series 2011-51) (Class NI)
83,518	4.50%, 10/20/37(d)	7,846
	(Series 2010-101) (Class GI)
84,159	4.50%, 02/20/38(d)	8,743
	(Series 2010-130) (Class PI)
90,495	4.50%, 08/16/39(d)	12,755
	(Series 2010-75) (Class KI)
74,652	5.00%, 12/20/35(d)	5,838
	(Series 2010-42) (Class IA)
72,119	5.00%, 10/20/37(d)	7,404

	Total Agency Collateralized Mortgage Obligations (Cost $220,655)	170,579

AGENCY MORTGAGE BACKED - 9.5%
	Federal Home Loan Mortgage Corp.
155,000	2.38%, 01/13/22	162,940
2,220	4.50%, 06/01/33	2,394
5,383	4.50%, 02/01/35	5,804
17,643	5.00%, 07/01/35	19,794
10,950	5.00%, 07/01/35	12,285
7,336	5.00%, 07/01/35	8,230
3,393	5.00%, 07/01/35	3,807
157,784	5.00%, 06/01/41	176,253
3,963	5.50%, 05/01/20	4,345
70,863	5.50%, 01/01/38	79,472
32,164	5.50%, 04/01/39	35,455
501	6.00%, 04/01/17	541
894	6.00%, 06/01/17	965

See accompanying Notes to Financial Statements  |  65

INVESTMENT PORTFOLIO (continued)

As of September 30, 2012	Pyxis Total Return Fund

Principal Amount ($)		Value ($)

Bonds & Notes — (continued)

AGENCY MORTGAGE BACKED — (continued)
1,590	6.00%, 05/01/20	1,765
6,893	6.00%, 08/01/29	7,725
6,620	6.00%, 06/01/33	7,421
7,404	6.00%, 09/01/33	8,299
6,808	6.00%, 10/01/33	7,631
4,023	6.00%, 10/01/33	4,510
3,800	6.00%, 10/01/33	4,260
16,277	6.00%, 11/01/33	18,244
4,796	6.00%, 03/01/34	5,376
3,324	6.00%, 05/01/34	3,726
4,303	6.00%, 11/01/34	4,785
6,636	6.00%, 12/01/34	7,438
5,190	6.00%, 12/01/34	5,817
3,456	6.00%, 03/01/35	3,856
3,504	6.00%, 05/01/35	3,910
56,113	6.00%, 06/01/37	62,606
61,180	6.00%, 11/01/37	68,259
9,803	6.50%, 06/01/29	11,520
611	7.00%, 10/01/16	657
227	7.00%, 06/01/29	271
528	7.00%, 08/01/29	632
1,913	7.00%, 12/01/29	2,287
3,491	7.00%, 04/01/31	4,174
2,899	7.00%, 07/01/34	3,366
4,064	7.00%, 12/01/34	4,720
3,960	7.00%, 12/01/34	4,598
2,940	7.00%, 02/01/35	3,414
1,822	7.00%, 08/01/36	2,105
6,401	7.50%, 12/01/30	7,849
849	7.50%, 09/01/33	920
158	8.00%, 04/01/30	196
2,352	8.00%, 11/01/30	2,873
315	9.00%, 04/01/16	346
348	9.00%, 07/01/16	384
443	9.00%, 06/01/21	509
	Federal National Mortgage Assoc.
310	2.72%, 04/01/37(e)	324
385,000	3.00%, TBA(h)	406,536
200,000	3.50%, TBA(h)	214,562
420,000	4.00%, TBA(h)	452,616
5,136	4.00%, 05/01/19	5,515
18,750	4.00%, 06/01/19	20,131
138,517	4.00%, 01/01/41	149,471
167,221	4.00%, 03/01/41	180,498
265,082	4.00%, 12/01/41	286,129
209,395	4.00%, 05/01/42	233,153
4,763	4.50%, 05/01/18	5,155
11,928	4.50%, 05/01/19	12,913
7,386	4.50%, 05/01/19	7,996
6,945	4.50%, 05/01/19	7,518
6,398	4.50%, 05/01/19	6,926
7,077	4.50%, 06/01/19	7,661
3,054	4.50%, 02/01/20	3,304
6,588	4.50%, 07/01/20	7,128
8,845	4.50%, 08/01/20	9,570
3,704	4.50%, 07/01/33	4,029
2,989	4.50%, 04/01/34	3,245
12,436	4.50%, 12/01/34	13,500
6,693	4.50%, 12/01/34	7,265
339,319	4.50%, 10/01/39	367,490
101,938	4.50%, 02/01/40	110,719
260,945	4.50%, 11/01/40	283,425
313,355	4.50%, 01/01/41	340,351

Principal Amount ($)		Value ($)

AGENCY MORTGAGE BACKED — (continued)
293,519	4.50%, 04/01/41	318,806
10,581	5.00%, 07/01/20	11,695
30,894	5.00%, 03/01/34	33,957
3,865	5.00%, 10/01/34	4,224
10,410	5.00%, 06/01/35	11,864
6,638	5.00%, 06/01/35	7,565
29,720	5.00%, 07/01/35	32,541
12,349	5.00%, 07/01/35	14,073
9,816	5.00%, 07/01/35	10,748
9,176	5.00%, 07/01/35	10,047
8,092	5.00%, 08/01/35	8,861
18,425	5.00%, 03/01/39	20,312
11,986	5.00%, 04/01/39	13,585
7,904	5.00%, 04/01/39	8,889
241,407	5.00%, 06/01/41	273,603
3,476	5.50%, 03/01/14	3,768
2,336	5.50%, 04/01/14	2,532
2,247	5.50%, 05/01/14	2,436
309	5.50%, 05/01/14	335
6,481	5.50%, 06/01/20	7,157
5,203	5.50%, 06/01/20	5,745
4,601	5.50%, 06/01/20	5,081
4,587	5.50%, 06/01/20	5,066
4,124	5.50%, 06/01/20	4,546
3,879	5.50%, 06/01/20	4,284
9,074	5.50%, 07/01/20	10,020
8,831	5.50%, 07/01/20	9,752
7,261	5.50%, 07/01/20	8,018
5,434	5.50%, 07/01/20	6,000
5,392	5.50%, 07/01/20	5,955
5,685	5.50%, 07/01/33	6,405
5,488	5.50%, 08/01/33	6,184
3,296	5.50%, 06/01/35	3,754
3,268	5.50%, 06/01/35	3,653
2,279	5.50%, 06/01/35	2,595
4,645	5.50%, 07/01/35	5,290
4,809	5.50%, 08/01/35	5,477
9,643	5.50%, 11/01/35	10,641
42,388	5.50%, 12/01/35	46,756
15,561	5.50%, 05/01/37	17,533
40,434	5.50%, 06/01/37	44,600
120,068	5.50%, 08/01/37	132,588
11,012	5.50%, 08/01/37	12,146
55,707	5.50%, 04/01/38	62,195
133,255	5.50%, 01/01/39	146,150
400,000	6.00%, TBA(h)	441,688
777	6.00%, 07/01/14	805
188	6.00%, 04/01/18	203
3,676	6.00%, 02/01/20	4,062
2,503	6.00%, 05/01/33	2,838
3,705	6.00%, 06/01/33	4,200
3,578	6.00%, 06/01/33	4,055
7,083	6.00%, 07/01/33	8,003
3,789	6.00%, 07/01/33	4,295
2,878	6.00%, 07/01/33	3,254
8,632	6.00%, 08/01/33	9,784
5,756	6.00%, 08/01/33	6,524
11,375	6.00%, 10/01/33	12,894
8,269	6.00%, 10/01/33	9,374
4,068	6.00%, 10/01/33	4,611
2,986	6.00%, 11/01/33	3,378
6,394	6.00%, 12/01/33	7,248
9,900	6.00%, 01/01/34	11,222
4,922	6.00%, 02/01/34	5,580

66  |  See accompanying Notes to Financial Statements

INVESTMENT PORTFOLIO (continued)

As of September 30, 2012	Pyxis Total Return Fund

Principal Amount ($)		Value ($)

Bonds & Notes — (continued)

AGENCY MORTGAGE BACKED — (continued)
103,737	6.00%, 03/01/34	116,481
5,550	6.00%, 04/01/34	6,291
6,596	6.00%, 05/01/34	7,476
6,091	6.00%, 07/01/34	6,883
5,398	6.00%, 10/01/34	6,118
7,580	6.00%, 11/01/34	8,592
4,437	6.00%, 12/01/34	5,029
4,231	6.00%, 12/01/34	4,768
9,882	6.00%, 01/01/35	11,202
6,398	6.00%, 01/01/35	7,252
5,396	6.00%, 02/01/35	6,117
4,084	6.00%, 03/01/35	4,629
11,078	6.00%, 06/01/35	12,499
10,281	6.00%, 06/01/35	11,600
10,102	6.00%, 06/01/35	11,397
8,758	6.00%, 06/01/35	9,881
5,237	6.00%, 06/01/35	5,896
4,769	6.00%, 07/01/35	5,406
3,143	6.00%, 07/01/35	3,546
6,831	6.00%, 08/01/35	7,679
326	6.50%, 01/01/15	340
594	6.50%, 02/01/16	638
1,732	6.50%, 08/01/17	1,884
182	6.50%, 09/01/17	198
517	6.50%, 10/01/17	564
690	6.50%, 10/01/18	771
15,181	6.50%, 01/01/19	16,948
904	6.50%, 03/01/19	1,009
153	6.50%, 05/01/24	174
178	6.50%, 10/01/28	210
167	6.50%, 05/01/29	195
2,559	6.50%, 07/01/29	2,939
998	6.50%, 07/01/32	1,146
1,648	6.50%, 09/01/32	1,893
1,217	6.50%, 09/01/32	1,391
691	6.50%, 11/01/32	799
575	6.50%, 12/01/32	658
2,578	6.50%, 01/01/33	2,951
280	6.50%, 01/01/33	324
1,831	6.50%, 06/01/33	2,106
1,303	6.50%, 11/01/33	1,490
2,543	6.50%, 01/01/34	2,907
170	6.50%, 02/01/34	191
3,427	6.50%, 07/01/34	3,918
2,854	6.50%, 08/01/34	3,260
319	7.00%, 10/01/16	343
1,155	7.00%, 04/01/17	1,266
2,830	7.00%, 08/01/17	3,079
241	7.00%, 05/01/33	272
546	7.00%, 12/01/33	618
11	7.50%, 09/01/13	11
40	7.50%, 05/01/15	43
10	7.50%, 09/01/15	10
2,120	7.50%, 05/01/17	2,224
51	7.50%, 06/01/17	52
2,680	7.50%, 12/01/23	3,136
174	7.50%, 12/01/26	209
510	7.50%, 09/01/29	622
1,368	7.50%, 08/01/31	1,687
5,638	7.50%, 09/01/31	6,155
430	7.50%, 10/01/31	528
7,654	7.50%, 11/01/31	9,438
1,787	7.50%, 01/01/32	2,206
1,256	7.50%, 05/01/32	1,553

Principal Amount ($)		Value ($)

AGENCY MORTGAGE BACKED — (continued)
1,208	7.50%, 06/01/32	1,493
820	7.50%, 07/01/32	1,008
355	7.50%, 12/01/32	382
729	7.50%, 01/01/33	902
524	7.50%, 03/01/33	581
228	7.50%, 12/01/33	232
872	7.50%, 03/01/34	960
135	8.00%, 07/01/15	136
494	8.00%, 12/01/15	527
1,849	8.00%, 11/01/25	2,238
506	8.00%, 09/01/30	587
2,858	8.00%, 11/01/30	3,541
2,514	8.00%, 12/01/30	3,094
1,555	8.00%, 09/01/32	1,941
61	8.00%, 12/01/32	62
160	8.00%, 01/01/33	166
1,660	8.00%, 11/01/33	2,074
1,514	8.50%, 05/01/31	1,904
1,705	9.00%, 12/01/17	1,900
2,207	9.00%, 12/01/22	2,614
	Government National Mortgage Assoc.
580,000	3.50%, TBA(h)	634,556
215,000	4.00%, TBA(h)	237,105
190,000	4.00%, TBA(h)	209,178
6,205	4.50%, 08/15/33	6,852
19,846	4.50%, 10/15/33	21,916
6,684	4.50%, 10/15/33	7,381
4,866	4.50%, 10/15/33	5,374
14,956	4.50%, 09/15/34	16,507
140,039	4.50%, 05/20/40	155,527
96,387	4.50%, 03/20/41	106,732
15,824	5.00%, 08/15/33	17,449
3,724	6.00%, 04/15/30	4,242
12,990	6.00%, 07/15/33	14,908
6,201	6.00%, 04/15/34	7,063
1,576	6.00%, 06/15/35	1,786
5,883	6.00%, 09/15/36	6,656
899	6.50%, 02/15/24	1,043
8,117	6.50%, 06/15/24	9,540
5,106	6.50%, 04/15/28	6,020
3,303	6.50%, 04/15/28	3,899
8,611	6.50%, 04/15/32	10,274
3,207	6.50%, 08/15/32	3,827
3,235	6.50%, 01/15/33	3,860
9,404	6.50%, 06/15/34	11,276
8,919	6.50%, 06/15/34	10,355
7,584	6.50%, 08/15/34	9,075
2,406	6.50%, 08/15/34	2,794
8,396	6.50%, 07/15/36	10,068
5,495	6.50%, 08/15/36	6,365
3,118	7.00%, 04/15/28	3,746
2,611	7.00%, 10/15/30	3,130
7,091	7.00%, 06/15/34	8,272
4,610	7.00%, 08/15/36	5,456
2,717	7.00%, 09/15/36	3,217
143	8.00%, 09/15/29	148
65	8.00%, 06/15/30	67
13,555	8.50%, 10/15/17	14,642
14,036	9.00%, 11/15/16	15,711
3,030	9.00%, 01/15/17	3,397
1,257	9.00%, 11/15/17	1,348
370	9.00%, 11/15/17	400
536	9.00%, 12/15/21	589

See accompanying Notes to Financial Statements  |  67

INVESTMENT PORTFOLIO (continued)

As of September 30, 2012	Pyxis Total Return Fund

Principal Amount ($)		Value ($)

Bonds & Notes — (continued)

AGENCY MORTGAGE BACKED — (continued)
	Total Agency Mortgage Backed (Cost $7,545,482)	7,816,505

ASSET BACKED - 0.0%
	Bear Stearns Asset Backed Securities Trust
	(Series 2003-ABF1) (Class A)
3	0.59%, 01/25/34(e)	2
	Popular ABS Mortgage
	Pass-Through Trust
	(Series 2005-5) (Class AF4)
25,000	5.30%, 11/25/35(i)	15,940

	Total Asset Backed (Cost $20,085)	15,942

CORPORATE NOTES - 8.5%

AUTOMOBILES & COMPONENTS - 0.2%
	American Axle & Manufacturing, Inc.
30,000	7.88%, 03/01/17(c)	31,350
	Ford Motor Credit Co. LLC
29,000	3.00%, 06/12/17	29,551
	Toyota Motor Credit Corp., MTN
37,000	1.75%, 05/22/17	38,055
	Visteon Corp.
35,000	6.75%, 04/15/19	36,925

		135,881

BANKS - 0.8%
	Banco Mercantil del Norte SA
10,000	6.86%, 10/13/21(e)(j)	10,875
	Bombardier, Inc.
61,000	7.75%, 03/15/20(j)	70,302
	Central American Bank for Economic Integration
40,000	5.38%, 09/24/14(j)	43,011
	European Investment Bank
100,000	0.88%, 12/15/14	100,897
	Kreditanstalt fuer Wiederaufbau
65,000	2.00%, 10/04/22	64,523
15,000	4.50%, 07/16/18	17,797
	National Agricultural Cooperative Federation
100,000	4.25%, 01/28/16(j)	107,816
	Nordea Bank AB
200,000	3.13%, 03/20/17(j)	209,378
	Royal Bank of Canada
39,000	1.20%, 09/19/17	39,293

		663,892

CAPITAL GOODS - 0.4%
	Amsted Industries, Inc.
22,000	8.13%, 03/15/18(j)	23,870
	Cargill, Inc.
62,000	5.20%, 01/22/13(j)	62,925
25,000	6.00%, 11/27/17(j)	30,310
	Case New Holland, Inc.
17,000	7.88%, 12/01/17	20,018

Principal Amount ($)		Value ($)

CORPORATE NOTES — (continued)

CAPITAL GOODS — (continued)
	Caterpillar, Inc.
33,000	1.50%, 06/26/17	33,734
	Deere & Co.
26,000	3.90%, 06/09/42	27,012
	Koninklijke Philips Electronics N.V.
5,000	5.00%, 03/15/42	5,658
	Raytheon Co.
33,000	1.40%, 12/15/14	33,543
	Textron, Inc.
23,000	6.20%, 03/15/15	25,279
	United Technologies Corp.
15,000	1.80%, 06/01/17	15,575
22,000	4.50%, 06/01/42	24,763

		302,687

CONSUMER DURABLES & APPAREL - 0.1%
	DR Horton, Inc.
10,000	4.38%, 09/15/22	9,962
	Hanesbrands, Inc.
31,000	6.38%, 12/15/20	33,790

		43,752

CONSUMER SERVICES - 0.2%
	ADT Corp. (The)
19,000	2.25%, 07/15/17(j)	19,578
21,000	3.50%, 07/15/22(j)	21,862
26,000	4.88%, 07/15/42(j)	28,260
	CityCenter Holdings LLC
18,000	7.63%, 01/15/16	19,305
	Marriott International, Inc.
34,000	3.25%, 09/15/22	34,248
	McDonald’s Corp., MTN
29,000	1.88%, 05/29/19	30,131
	Vail Resorts, Inc.
47,000	6.50%, 05/01/19(j)	51,348

		204,732

DIVERSIFIED FINANCIAL SERVICES - 0.2%
	Hyundai Capital America
26,000	1.63%, 10/02/15(j)	26,032
38,000	2.13%, 10/02/17(j)	38,050
	Woodside Finance, Ltd.
63,000	4.50%, 11/10/14(j)	66,850

		130,932

DIVERSIFIED FINANCIALS - 1.2%
	ABB Finance USA, Inc.
26,000	1.63%, 05/08/17	26,449
24,000	2.88%, 05/08/22	24,863
	American Express Credit Corp., MTN
18,000	1.75%, 06/12/15	18,424
	Bank of America Corp.
26,000	5.70%, 01/24/22	30,595
45,000	5.75%, 12/01/17	51,834
	Barclays Bank PLC
200,000	2.25%, 05/10/17(j)	206,339
	Berkshire Hathaway Finance Corp.
30,000	1.60%, 05/15/17	30,732
	Citigroup, Inc.
51,000	4.45%, 01/10/17	56,072

68  |  See accompanying Notes to Financial Statements

INVESTMENT PORTFOLIO (continued)

As of September 30, 2012	Pyxis Total Return Fund

Principal Amount ($)		Value ($)

Bonds & Notes — (continued)

CORPORATE NOTES — (continued)

DIVERSIFIED FINANCIALS — (continued)
45,000	5.00%, 09/15/14	47,484
18,000	5.88%, 01/30/42	21,769
	DPL, Inc.
110,000	7.25%, 10/15/21(j)	125,950
	Goldman Sachs Capital I
33,000	6.35%, 02/15/34	33,252
	Goldman Sachs Group, Inc. (The)
30,000	5.75%, 01/24/22	34,620
19,000	6.75%, 10/01/37	20,418
	John Deere Capital Corp., MTN
21,000	3.15%, 10/15/21	22,445
	JPMorgan Chase & Co.
33,000	4.35%, 08/15/21	36,439
22,000	4.50%, 01/24/22	24,450
	Morgan Stanley
25,000	5.50%, 07/28/21	27,408
100,000	5.75%, 01/25/21	109,948
	Santander Holdings USA, Inc.
13,000	3.00%, 09/24/15	13,162

		962,653

ENERGY - 1.5%
	Anadarko Petroleum Corp.
28,000	5.95%, 09/15/16	32,473
23,000	6.20%, 03/15/40	28,285
	BP Capital Markets PLC
21,000	1.85%, 05/05/17	21,474
50,000	2.25%, 11/01/16	52,391
	Cameron International Corp.
15,000	3.60%, 04/30/22	15,466
	Denbury Resources, Inc.
27,000	6.38%, 08/15/21	29,430
19,000	8.25%, 02/15/20	21,518
	Devon Energy Corp.
30,000	1.88%, 05/15/17	30,614
	Ecopetrol SA
6,000	7.63%, 07/23/19	7,710
	Energy Transfer Equity LP
23,000	7.50%, 10/15/20	26,220
	Energy Transfer Partners LP
7,000	6.50%, 02/01/42	8,106
25,000	6.70%, 07/01/18	29,720
	Enterprise Products Operating LLC
27,000	1.25%, 08/13/15	27,287
14,000	4.45%, 02/15/43	13,905
	EOG Resources, Inc.
13,000	2.63%, 03/15/23	13,170
	Forest Oil Corp.
30,000	7.25%, 06/15/19(c)	29,925
	Kinder Morgan Energy Partners LP
13,000	3.45%, 02/15/23	13,413
13,000	5.00%, 08/15/42	13,551
	Linn Energy LLC
25,000	8.63%, 04/15/20	27,500
	Newfield Exploration Co.
10,000	5.63%, 07/01/24	11,112
30,000	5.75%, 01/30/22	33,675
	Nexen, Inc.
34,000	6.40%, 05/15/37	43,308

Principal Amount ($)		Value ($)

CORPORATE NOTES — (continued)

ENERGY — (continued)
	Odebrecht Drilling Norbe VIII IX, Ltd.
97,000	6.35%, 06/30/21(c)(j)	109,562
	ONEOK Partners LP
19,000	2.00%, 10/01/17	19,375
20,000	3.38%, 10/01/22	20,140
21,000	6.13%, 02/01/41	25,316
	Peabody Energy Corp.
18,000	6.25%, 11/15/21(j)	18,000
	Petrobras International Finance Co.
17,000	3.88%, 01/27/16(c)	18,068
	Petrobras International Finance Co. - Pifco
12,000	2.88%, 02/06/15	12,364
38,000	3.50%, 02/06/17	39,837
	Power Sector Assets & Liabilities Management Corp.
100,000	7.39%, 12/02/24(j)	139,500
	Pride International, Inc.
33,000	6.88%, 08/15/20	41,842
	Range Resources Corp.
30,000	5.75%, 06/01/21	32,400
	Schlumberger Investment SA
41,000	2.40%, 08/01/22(j)	40,672
	Total Capital International SA
69,000	1.55%, 06/28/17	70,374
39,000	2.70%, 01/25/23	39,841
	Transocean, Inc.
12,000	3.80%, 10/15/22	12,087
	Weatherford International, Ltd.
24,000	4.50%, 04/15/22	25,147
22,000	5.95%, 04/15/42	23,225

		1,218,003

FOOD & STAPLES RETAILING - 0.1%
	CVS Caremark Corp.
17,000	3.25%, 05/18/15	18,087
	Walgreen Co.
18,000	1.80%, 09/15/17	18,225
18,000	3.10%, 09/15/22	18,306

		54,618

FOOD, BEVERAGE & TOBACCO - 0.6%
	Altria Group, Inc.
21,000	4.25%, 08/09/42	20,960
	Anheuser-Busch InBev Worldwide, Inc.
41,000	2.50%, 07/15/22	41,671
30,000	3.63%, 04/15/15	32,236
33,000	5.38%, 11/15/14	36,320
	Archer-Daniels-Midland Co.
17,000	5.77%, 03/01/41	22,097
	Campbell Soup Co.
14,000	2.50%, 08/02/22	14,022
9,000	3.80%, 08/02/42	8,966
	Coca-Cola Co. (The)
13,000	3.30%, 09/01/21(j)	14,506
	Diageo Capital PLC
40,000	1.50%, 05/11/17	40,740
	Diageo Investment Corp.
42,000	2.88%, 05/11/22	43,878

See accompanying Notes to Financial Statements  |  69

INVESTMENT PORTFOLIO (continued)

As of September 30, 2012	Pyxis Total Return Fund

Principal Amount ($)		Value ($)

Bonds & Notes — (continued)

CORPORATE NOTES — (continued)

FOOD, BEVERAGE & TOBACCO — (continued)
12,000	4.25%, 05/11/42	13,110
	Kraft Foods Group, Inc.
17,000	1.63%, 06/04/15(j)	17,269
29,000	2.25%, 06/05/17(j)	29,889
25,000	5.00%, 06/04/42(j)	28,002
	Lorillard Tobacco Co.
35,000	3.50%, 08/04/16	37,079
	Pepsico, Inc.
40,000	2.75%, 03/05/22	41,613
	Philip Morris International, Inc.
37,000	2.50%, 05/16/16	39,121
27,000	3.88%, 08/21/42	27,258

		508,737

HEALTH CARE EQUIPMENT & SERVICES - 0.5%
	Cardinal Health, Inc.
35,000	1.90%, 06/15/17(c)	35,653
	Cigna Corp.
27,000	2.75%, 11/15/16	28,501
21,000	5.38%, 02/15/42	23,618
	Covidien International Finance SA
22,000	1.35%, 05/29/15	22,298
	DaVita, Inc.
10,000	5.75%, 08/15/22	10,450
30,000	6.38%, 11/01/18	32,100
	DENTSPLY International, Inc.
9,000	2.75%, 08/15/16	9,288
34,000	4.13%, 08/15/21	35,797
	Express Scripts, Inc.
46,000	3.13%, 05/15/16	49,096
	Fresenius Medical Care US Finance, Inc.
14,000	5.75%, 02/15/21(j)	15,050
	HCA Holdings, Inc.
38,000	6.50%, 02/15/20	42,370
	Roche Holdings, Inc.
55,000	6.00%, 03/01/19(j)	69,147
	WellPoint, Inc.
19,000	1.25%, 09/10/15	19,146
27,000	1.88%, 01/15/18	27,241
30,000	3.30%, 01/15/23	30,409

		450,164

INSURANCE - 0.1%
	CNA Financial Corp.
21,000	5.88%, 08/15/20	24,557
	Liberty Mutual Group, Inc.
7,000	4.95%, 05/01/22(j)	7,336
14,000	6.50%, 05/01/42(j)	15,207
	Prudential Financial, Inc., MTN
15,000	5.63%, 05/12/41	16,936
	Willis Group Holdings PLC
40,000	4.13%, 03/15/16	42,494

		106,530

MATERIALS - 0.2%
	Corp Nacional del Cobre de Chile
16,000	4.25%, 07/17/42(j)	15,903

Principal Amount ($)		Value ($)

CORPORATE NOTES — (continued)

MATERIALS — (continued)
6,000	5.63%, 09/21/35(j)	7,246
	Eastman Chemical Co.
73,000	2.40%, 06/01/17	76,326
	Kinross Gold Corp.
9,000	6.88%, 09/01/41	9,210
	Newcrest Finance Property, Ltd.
26,000	4.20%, 10/01/22(j)	26,228
	Xstrata Finance Canada, Ltd.
33,258	5.80%, 11/15/16(j)	37,611

		172,524

MEDIA - 0.3%
	CCO Holdings LLC
32,000	8.13%, 04/30/20	36,320
	DIRECTV Holdings LLC
7,000	2.40%, 03/15/17	7,195
48,000	4.75%, 10/01/14	51,501
33,000	5.15%, 03/15/42	33,701
	News America, Inc.
9,000	6.65%, 11/15/37	11,459
	Omnicom Group, Inc.
38,000	3.63%, 05/01/22	40,217
	Time Warner Cable, Inc.
27,000	6.75%, 07/01/18	33,998
	Time Warner, Inc.
1,000	3.15%, 07/15/15	1,068
10,000	4.90%, 06/15/42	11,016
	Viacom, Inc.
34,000	2.50%, 12/15/16	35,852
	WPP Finance 2010
13,000	3.63%, 09/07/22	13,122

		275,449

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.5%
	Agilent Technologies, Inc.
18,000	3.20%, 10/01/22	18,208
20,000	5.50%, 09/14/15	22,462
	Allergan, Inc.
11,000	3.38%, 09/15/20	11,928
	Amgen, Inc.
22,000	5.38%, 05/15/43	25,596
15,000	5.65%, 06/15/42	17,975
	Aristotle Holding, Inc.
68,000	2.65%, 02/15/17(j)	71,331
15,000	3.90%, 02/15/22(j)	16,374
15,000	4.75%, 11/15/21(j)	17,388
15,000	6.13%, 11/15/41(j)	19,548
	AstraZeneca PLC
26,000	1.95%, 09/18/19	26,499
26,000	4.00%, 09/18/42	26,732
	Merck & Co., Inc.
26,000	2.40%, 09/15/22	26,266
	Mylan, Inc.
10,000	7.88%, 07/15/20(j)	11,275
	Novartis Capital Corp.
31,000	2.40%, 09/21/22	31,435
8,000	3.70%, 09/21/42	8,309
	Watson Pharmaceuticals, Inc.
18,000	1.88%, 10/01/17	18,222

70  |   See accompanying Notes to Financial Statements

INVESTMENT PORTFOLIO (continued)

As of September 30, 2012	Pyxis Total Return Fund

Principal Amount ($)		Value ($)

Bonds & Notes — (continued)

CORPORATE NOTES — (continued)

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — (continued)
13,000	3.25%, 10/01/22	13,194
10,000	4.63%, 10/01/42	10,280

		393,022

REAL ESTATE - 0.2%
	AvalonBay Communities, Inc.
22,000	2.95%, 09/15/22	21,977
	Boston Properties LP
29,000	3.85%, 02/01/23	30,608
	DDR Corp.
19,000	4.63%, 07/15/22	20,700
	Duke Realty LP
36,000	6.50%, 01/15/18	41,850
	Host Hotels & Resorts LP
6,000	4.75%, 03/01/23	6,248
15,000	6.00%, 11/01/20	16,650

		138,033

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.0%
	Texas Instruments, Inc.
21,000	1.65%, 08/03/19(c)	21,133

SOFTWARE & SERVICES - 0.1%
	eBay, Inc.
19,000	1.35%, 07/15/17	19,250
13,000	2.60%, 07/15/22	13,118
16,000	4.00%, 07/15/42	15,642

		48,010

TECHNOLOGY HARDWARE & EQUIPMENT - 0.0%
	Corning, Inc.
15,000	4.75%, 03/15/42	16,277
	Hewlett-Packard Co.
14,000	4.05%, 09/15/22(c)	14,192
	Jabil Circuit, Inc.
6,000	4.70%, 09/15/22	5,999

		36,468

TELECOMMUNICATION SERVICES - 0.5%
	AT&T, Inc.
45,000	0.88%, 02/13/15	45,411
31,000	1.60%, 02/15/17	31,837
31,000	2.95%, 05/15/16	33,340
21,000	5.55%, 08/15/41	26,245
38,000	6.40%, 05/15/38	50,380
	CenturyLink, Inc.
5,000	5.80%, 03/15/22	5,451
8,000	7.65%, 03/15/42	8,549
	Cincinnati Bell, Inc.
8,000	8.25%, 10/15/17	8,580
	Crown Castle Towers LLC
32,000	6.11%, 01/15/20(j)	38,598
	Frontier Communications Corp.
33,000	7.13%, 03/15/19	35,310
	Hughes Satellite Systems Corp.
29,000	6.50%, 06/15/19	31,175
	PAETEC Holding Corp.
28,000	8.88%, 06/30/17	30,520

Principal Amount ($)		Value ($)

CORPORATE NOTES — (continued)

TELECOMMUNICATION SERVICES — (continued)
	Verizon Communications, Inc.
76,000	2.00%, 11/01/16	79,536
	Vodafone Group PLC
26,000	2.50%, 09/26/22	26,018

		450,950

TRANSPORTATION - 0.1%
	CSX Corp.
32,000	4.25%, 06/01/21	36,012
	United Parcel Service, Inc.
26,000	2.45%, 10/01/22	26,295

		62,307

UTILITIES - 0.7%
	AES Panama SA
20,000	6.35%, 12/21/16(j)	22,050
	Arizona Public Service Co.
15,000	6.25%, 08/01/16	17,661
	Carolina Power & Light Co.
15,000	2.80%, 05/15/22(c)	15,641
	Consolidated Edison Co. of New York, Inc.
18,000	5.85%, 04/01/18	22,343
30,000	6.65%, 04/01/19	38,855
	Dominion Resources, Inc.
24,000	1.95%, 08/15/16	24,828
14,000	4.90%, 08/01/41	16,273
	Duke Energy Corp.
27,000	1.63%, 08/15/17	27,111
66,000	3.05%, 08/15/22	66,775
	Empresa de Energia de Bogota SA
6,000	6.13%, 11/10/21(j)	6,629
	Exelon Corp.
34,000	4.90%, 06/15/15	37,396
	Florida Power & Light Co.
30,000	4.13%, 02/01/42	32,774
	Georgia Power Co.
15,000	4.30%, 03/15/42	16,070
	Great Plains Energy, Inc.
37,000	4.85%, 06/01/21	41,106
	Midamerican Energy Holdings Co.
40,000	6.13%, 04/01/36	51,351
	NextEra Energy Capital Holdings, Inc.
43,000	2.60%, 09/01/15	44,613
	Nisource Finance Corp.
33,000	3.85%, 02/15/23	34,687
	Oglethorpe Power Corp.
21,000	5.38%, 11/01/40(c)	25,476
	Pacific Gas & Electric Co.
14,000	6.05%, 03/01/34	18,461
	PacifiCorp
2,000	6.25%, 10/15/37	2,750
	Sempra Energy
39,000	2.30%, 04/01/17	40,859

		603,709

	Total Corporate Notes (Cost $6,555,103)	6,984,186

See accompanying Notes to Financial Statements  |  71

INVESTMENT PORTFOLIO (continued)

As of September 30, 2012	Pyxis Total Return Fund

Principal Amount ($)		Value ($)

Bonds & Notes — (continued)

MUNICIPAL BONDS AND NOTES - 0.2%
	American Municipal Power, Inc.
15,000	6.27%, 02/15/50	17,499
	Municipal Electric Authority of Georgia
22,000	6.64%, 04/01/57	25,574
	New Jersey State Turnpike Authority
10,000	7.41%, 01/01/40	14,766
	New Jersey Transportation Trust Fund Authority
10,000	6.88%, 12/15/39	11,560
	Port Auth of New York & New Jersey
30,000	4.46%, 10/01/62	30,000
	South Carolina State Public Service Authority
20,000	6.45%, 01/01/50	27,187
	State of California, GO
25,000	5.70%, 11/01/21	28,412

	Total Municipal Bonds and Notes (Cost $135,444)	154,998

NON-AGENCY COLLATERALIZED MORTGAGE BACKED SECURITIES - 0.8%
	Banc of America Commercial Mortgage, Inc.
	(Series 2005-6) (Class A4)
40,000	5.36%, 09/10/47(e)	45,145
	(Series 2006-4) (Class AM)
10,000	5.68%, 07/10/46	11,187
	(Series 2008-1) (Class A4)
20,000	6.40%, 02/10/51(e)	24,403
	Bear Stearns Commercial Mortgage Securities
	(Series 2005-T18) (Class A4)
35,000	4.93%, 02/13/42(e)	38,339
	(Series 2006-PW11) (Class A2)
21,400	5.57%, 03/11/39(e)	21,580
	(Series 2006-T22) (Class AM)
40,000	5.71%, 04/12/38(e)	43,961
	Citigroup Commercial Mortgage Trust
	(Series 2006-C5) (Class AJ)
20,000	5.48%, 10/15/49	18,478
	Commercial Mortgage Pass Through Certificates
	(Series 2005-LP5) (Class A4)
20,000	4.98%, 05/10/43(e)	22,073
	(Series 2006-C7) (Class AM)
30,000	5.97%, 06/10/46(e)	32,191
	GS Mortgage Securities Corp. II
	(Series 2011-GC5) (Class A2)
30,000	3.00%, 08/10/44	32,214
	(Series 2011-GC5) (Class B)
10,000	5.47%, 08/10/44(e)(j)	11,394
	JP Morgan Chase Commercial Mortgage Securities Corp.
	(Series 2005-LDP1) (Class A4)
20,000	5.04%, 03/15/46(e)	21,827

Principal Amount ($)		Value ($)

NON-AGENCY COLLATERALIZED MORTGAGE BACKED SECURITIES — (continued)
	(Series 2005-CB11) (Class A4)
60,000	5.34%, 08/12/37(e)	66,275
	(Series 2007-CB18) (Class A4)
60,000	5.44%, 06/12/47	69,532
	LB-UBS Commercial Mortgage Trust
	(Series 2004-C8) (Class XCL)
371,627	0.95%, 12/15/39(d)(e)(j)	4,810
	(Series 2005-C5) (Class A4)
30,000	4.95%, 09/15/30	33,129
	(Series 2006-C1) (Class A4)
40,000	5.16%, 02/15/31	44,954
	(Series 2006-C4) (Class A4)
10,000	6.06%, 06/15/38(e)	11,597
	Morgan Stanley Capital I
	(Series 2006-T21) (Class A4)
20,000	5.16%, 10/12/52(e)	22,514
	(Series 2007-IQ16) (Class A2)
6,434	5.62%, 12/12/49	6,431
	(Series 2006-IQ11) (Class B)
20,000	5.90%, 10/15/42(e)	16,816
	(Series 2006-T23) (Class A4)
20,000	5.99%, 08/12/41(e)	23,481
	Wachovia Bank Commercial Mortgage Trust
	(Series 2006-C23) (Class AM)
40,000	5.47%, 01/15/45(e)	44,094

	Total Non-Agency Collateralized Mortgage Backed Securities (Cost $620,951)	666,425

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 0.1%
	Collateralized Mortgage Obligation Trust
	(Series 55) (Class B)
464	0.00%, 11/01/18(f)(g)	444
	Credit Suisse First Boston Mortgage Securities Corp.
	(Series 2005-9) (Class CB1)
36,805	5.32%, 10/25/35(e)	1,490
	Credit Suisse Mortgage Capital Certificates
	(Series 2006-1) (Class CB1)
9,563	5.53%, 02/25/36(e)	181
	JP Morgan Chase Commercial Mortgage Securities Corp.
	(Series 2012-CBX) (Class AS)
30,000	4.27%, 06/15/45	33,130
	MASTR Alternative Loans Trust
	(Series 2003-5) (Class 15AX)
20,102	5.00%, 08/25/18(d)	1,844
	Wells Fargo Commercial Mortgage Trust
	(Series 2012-LC5) (Class C)
10,000	4.69%, 10/15/45(e)	10,249
	Wells Fargo Mortgage Backed Securities Trust
	(Series 2006-3) (Class B1)
169,093	5.50%, 03/25/36	3,428

72  |   See accompanying Notes to Financial Statements

INVESTMENT PORTFOLIO (continued)

As of September 30, 2012	Pyxis Total Return Fund

Principal Amount ($)		Value ($)

Bonds & Notes — (continued)

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — (continued)
	Total Non-Agency Collateralized Mortgage Obligations (Cost $252,049)	50,766

SOVEREIGN BONDS - 0.7%
	Argentine Republic Government International Bond
5,422	2.50%, 12/31/38(i)	2,012
3,869	8.28%, 12/31/33	2,921
	Corp Andina de Fomento
26,000	4.38%, 06/15/22	28,327
	El Salvador Government International Bond
10,000	7.65%, 06/15/35(j)	11,225
	Hungary Government International Bond
14,000	6.25%, 01/29/20	15,258
8,000	7.63%, 03/29/41	9,080
	Korea National Oil Corp.
100,000	2.88%, 11/09/15	104,400
	Lebanon Government International Bond
2,200	4.00%, 12/31/17	2,172
7,000	5.15%, 11/12/18	6,965
7,000	6.10%, 10/04/22	7,105
	Mexico Government International Bond
6,000	5.75%, 10/12/99 TBA(h)(k)	7,215
	Mexico Government International Bond, MTN
12,000	4.75%, 03/08/44	13,380
	Panama Government International Bond
6,000	6.70%, 01/26/36	8,460
	Peruvian Government International Bond
11,000	6.55%, 03/14/37	16,252
	Philippine Government International Bond
100,000	6.38%, 01/15/32	135,625
	Poland Government International Bond
4,000	3.00%, 03/17/23	3,941
24,000	5.00%, 03/23/22	27,900
4,000	6.38%, 07/15/19	4,955
	Romanian Government International Bond
12,000	6.75%, 02/07/22(j)	13,545
	Russian Foreign Bond - Eurobond
4,614	7.50%, 03/31/30(i)	5,835
	Turkey Government International Bond
81,000	6.88%, 03/17/36	103,072
	Uruguay Government International Bond
15,558	6.88%, 09/28/25	21,314

Principal Amount ($)		Value ($)

SOVEREIGN BONDS — (continued)
	Venezuela Government International Bond
18,000	10.75%, 09/19/13	18,540
	Vietnam Government International Bond
2,435	1.50%, 03/12/16(e)	2,228

	Total Sovereign Bonds (Cost $519,176)	571,727

U.S. TREASURIES - 9.6%
	U.S. Treasury Bonds
226,100	2.75%, 08/15/42(c)	222,391
2,230,100	3.00%, 05/15/42(c)	2,312,683
635,000	3.13%, 02/15/42(a)(c)	675,580
	U.S. Treasury Notes
184,700	0.13%, 07/31/14(c)	184,346
1,800,500	0.50%, 07/31/17	1,791,921
9,700	0.63%, 08/31/17	9,708
1,210,200	0.75%, 06/30/17(c)	1,219,561
1,353,100	1.63%, 08/15/22(c)	1,351,832
192,900	1.75%, 05/15/22	195,643

	Total U.S. Treasuries (Cost $7,935,488)	7,963,665

	Total Bonds & Notes (Cost $23,804,433)	24,394,793

Shares

Other Investments - 5.4%
4,706	Financial Select Sector SPDR Fund ETF	73,414
170,771	GEI Investment Fund(l)	210,049
7,914	Industrial Select Sector SPDR Fund ETF(c)	289,178
74,277	Vanguard MSCI Emerging Markets, ETF	3,101,065
12,510	Vanguard REIT ETF	812,775

	Total Other Investments (Cost $4,324,543)	4,486,481

Registered Investment Company - 13.1%
10,793,769	Federated Prime Obligations Fund	10,793,769

	Total Registered Investment Company (Cost $10,793,769)	10,793,769

Total Investments - 101.9%		84,108,142

(Cost $78,716,544)
Liabilities in Excess of Other Assets - (1.9)%		(1,570,783)

Net Assets - 100.0%		82,537,359

(a)	At September 30, 2012, all or portion of this security was pledged as collateral requirements for futures contracts and/or TBA’s.
(b)	Non-income producing security.
(c)	Securities (or a portion of securities) on loan. As of September 30, 2012, the market value of securities loaned was $5,515,593. The loaned securities were secured with cash and securities collateral of $5,674,635. See Note 5.
(d)	Interest only security. These types of securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.

See accompanying Notes to Financial Statements  |  73

INVESTMENT PORTFOLIO (continued)

As of September 30, 2012	Pyxis Total Return Fund

(e)	Variable or floating rate security. The interest rate shown reflects the rate in effect at September 30, 2012.
(f)	Principal only security. These types of securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the “principal only” holder.
(g)	Zero coupon bond. Coupon amount represents effective yield to maturity.
(h)	Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.
(i)	Step coupon bond. Security becomes interest bearing at a future date.
(j)	Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At September 30, 2012, these securities amounted to $1,978,051 or 2.4% of net assets.
(k)	The actual maturity date of this security is 10/12/2110.
(l)	The security is a private fund.

ADR	American Depositary Receipt
ETF	Exchange Traded Fund
GO	General Obligation
GDR	Global Depositary Receipt
MSCI	Morgan Stanley Capital International
MTN	Medium Term Note
PLC	Public Limited Company
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
SPDR	Standard & Poor’s Depositary Receipt
STRIPS	Separate Trading of Registered Interest and Principal of Security

The Fund had the following futures contracts, brokered by Royal Bank of Scotland, open at September 30, 2012:

Description	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Long Futures:
2 Yr. U.S. Treasury Notes Futures	December 2012	4	$882,125	$427
5 Yr. U.S. Treasury Notes Futures	December 2012	42	5,234,578	21,103
DJ Euro Stoxx 50 Index Futures	December 2012	1	31,584	(1,485)
FTSE 100 Index Futures	December 2012	1	92,254	(2,143)
S&P 500 Emini Index Futures	December 2012	9	645,413	(11,187)
S&P Mid 400 Emini Index Futures	December 2012	28	2,762,200	(106,624)
Topix Index Futures	December 2012	1	94,473	1,373

				(98,536)

Short Futures:
10 Yr. U.S. Treasury Notes Futures	December 2012	33	4,404,984	(18,956)
Long U.S. Treasury Bond Futures	December 2012	4	597,500	(3,761)
Ultra Long U.S. Treasury Bond Futures	December 2012	13	2,147,844	11,574

				(11,143)

				$(109,679)

74  |  See accompanying Notes to Financial Statements

INVESTMENT PORTFOLIO (continued)

As of September 30, 2012	Pyxis Total Return Fund

The Fund was invested in the following countries as of September 30, 2012:

Country	Percentage (based) on Total Investments)
United States	80.3%
United Kingdom	4.5%
Japan	2.4%
Germany	2.1%
Switzerland	1.6%
France	1.4%
China	1.2%
Canada	0.8%
Sweden	0.7%
Netherlands	0.6%
Australia	0.4%
Hong Kong	0.4%
South Korea	0.4%
Taiwan	0.4%
Italy	0.4%
Philippines	0.3%
Ireland	0.3%
Singapore	0.3%
Korea	0.3%
Cayman Islands	0.2%
Luxembourg	0.2%
Belgium	0.2%
Turkey	0.1%
India	0.1%
Venezuela	0.1%
Honduras	0.1%
Mexico	0.1%
Brazil	0.1%
Panama	0.0%
Poland	0.0%
Chile	0.0%
Hungary	0.0%
Uruguay	0.0%
Colombia	0.0%
Lebanon	0.0%
Peru	0.0%
Romania	0.0%
Argentina	0.0%
Russia	0.0%
Slovenia	0.0%
Vietnam	0.0%

100.0%

Industry	Domestic	Foreign	Percentage (based on Total Investments)
Software & Services	5.0%	1.1%	6.1%
Energy	3.2%	1.5%	4.7%
Technology Hardware & Equipment	4.1%	0.3%	4.4%
Pharmaceuticals, Biotechnology & Life Sciences	2.8%	1.2%	4.0%
Food, Beverage & Tobacco	2.3%	1.3%	3.6%
Capital Goods	1.7%	1.5%	3.2%
Diversified Financials	2.7%	0.4%	3.1%
Health Care Equipment & Services	2.4%	0.6%	3.0%
Media	2.6%	0.2%	2.8%
Materials	1.2%	1.6%	2.8%
Banks	1.3%	1.1%	2.4%
Insurance	1.1%	1.0%	2.1%
Retailing	1.8%	0.0%	1.8%
Semiconductors & Semiconductor Equipment	0.5%	0.7%	1.2%
Telecommunication Services	0.5%	0.6%	1.1%
Real Estate	0.7%	0.3%	1.0%
Transportation	1.0%	0.0%	1.0%
Utilities	0.7%	0.3%	1.0%
Household & Personal Products	0.4%	0.4%	0.8%
Automobiles & Components	0.1%	0.6%	0.7%
Commercial & Professional Services	0.0%	0.7%	0.7%
Consumer Durables & Apparel	0.2%	0.5%	0.7%
Consumer Services	0.5%	0.0%	0.5%
Food & Staples Retailing	0.0%	0.1%	0.1%

			52.8%

Sector	Percentage (based on Total Investments)
U.S. Treasuries	9.4%
Agency Mortgage Backed	9.3%
Corporate Notes	8.3%
Non-Agency Collateralized Mortgage Backed Securities	0.8%
Sovereign Bonds	0.7%
Agency Collateralized Mortgage Obligations	0.2%
Municipal Bonds and Notes	0.2%
Non-Agency Collateralized Mortgage Obligations	0.1%
Asset Backed	0.0%

29.0%

Other Instruments	Percentage (based on Total Investments)
Registered Investment Company	12.8%
Other Investments	5.4%

18.2%

100.0%

See accompanying Notes to Financial Statements   |  75

INVESTMENT PORTFOLIO

As of September 30, 2012	Pyxis Tax-Exempt Fund

Principal Amount ($)		Value ($)

Municipal Bonds and Notes - 99.2%

ALASKA - 1.7%
	Alaska Housing Finance Corp. (GO OF CORP Insured)
500,000	5.00%, 12/01/27	594,395

CALIFORNIA - 10.3%
	California State Department of Water Resources
250,000	5.00%, 05/01/21	316,042
1,000,000	5.00%, 12/01/21	1,278,830
	Los Angeles Harbor Department
1,160,000	5.00%, 08/01/26	1,360,819
	Sacramento Municipal Utility District
38,000	6.80%, 10/01/19	43,215
105,000	9.00%, 04/01/13	109,515
	State of California
500,000	5.25%, 04/01/35	580,245

		3,688,666

COLORADO - 0.8%
	Metro Wastewater Reclamation District
230,000	5.00%, 04/01/27	283,578

CONNECTICUT - 9.8%
	City of New Haven CT (Insured: AMBAC)
1,000,000	5.38%, 12/01/12	1,006,680
	South Central Connecticut Regional Water Authority (GO OF AUTH Insured)
500,000	5.00%, 08/01/33	591,090
	State of Connecticut
500,000	5.00%, 01/01/22	625,110
	Town of Fairfield CT
1,000,000	5.00%, 01/01/21	1,264,250

		3,487,130

DISTRICT OF COLUMBIA - 1.6%
	District of Columbia
500,000	5.00%, 04/01/30	583,470

FLORIDA - 2.0%
	City of Gainesville FL
75,000	8.13%, 10/01/14	80,704
	City of Tampa FL
250,000	5.00%, 10/01/27	300,510
	Jacksonville Health Facilities Authority
200,000	11.50%, 10/01/12	200,000
	State of Florida
105,000	10.00%, 07/01/14	116,627

		697,841

GEORGIA - 7.0%
	City of Atlanta GA (Insured: AGM)
500,000	5.75%, 11/01/30	698,510
	Municipal Electric Authority of Georgia
1,000,000	5.25%, 01/01/19	1,213,410

Principal Amount ($)		Value ($)

GEORGIA — (continued)
	State of Georgia
500,000	4.50%, 01/01/29	570,185

		2,482,105

HAWAII - 5.3%
	State of Hawaii
1,135,000	5.25%, 07/01/24	1,364,100
	(Insured: AGM)
500,000	5.75%, 02/01/14	535,800

		1,899,900

INDIANA - 2.8%
	Indiana Municipal Power Agency
500,000	5.50%, 01/01/27	603,210
	Indiana Toll Road Commission
355,000	9.00%, 01/01/15	393,017

		996,227

IOWA - 0.4%
	City of Muscatine IA
125,000	9.70%, 01/01/13	127,881

KENTUCKY - 1.6%
	Kentucky State Property & Building Commission (Insured: AGC)
500,000	5.25%, 02/01/27	580,630

MAINE - 1.6%
	Maine Health & Higher Educational Facilities Authority (Insured: ST RES FD GTY)
500,000	5.25%, 07/01/21	581,710

MARYLAND - 4.4%
	County of Montgomery MD
750,000	5.00%, 07/01/21	961,522
	State of Maryland
500,000	5.00%, 11/01/18	624,000

		1,585,522

MASSACHUSETTS - 0.2%
	Massachusetts Port Authority
50,000	13.00%, 07/01/13	54,726

MICHIGAN - 3.2%
	City of Detroit MI (Insured: AGM)
500,000	5.25%, 07/01/22	565,955
	Lansing Board of Water & Light
500,000	5.00%, 07/01/37	570,610

		1,136,565

MINNESOTA - 0.2%
	Western Minnesota Municipal Power Agency
60,000	6.63%, 01/01/16	66,403

MISSISSIPPI - 1.5%
	State of Mississippi
500,000	5.50%, 09/01/14	548,900

76  |  See accompanying Notes to Financial Statements

INVESTMENT PORTFOLIO (continued)

As of September 30, 2012	Pyxis Tax-Exempt Fund

Principal Amount ($)		Value ($)

Municipal Bonds and Notes — (continued)

MISSOURI - 6.7%
	Missouri Highway & Transportation Commission
1,500,000	5.00%, 05/01/21	1,842,150
	Missouri Joint Municipal Electric Utility Commission
500,000	5.75%, 01/01/29	547,700

		2,389,850

NEW JERSEY - 2.4%
	Atlantic County Improvement Authority
	(Insured: NATL-RE)
125,000	7.40%, 07/01/16	143,301
	New Jersey State Turnpike Authority
	(Insured: AMBAC-TCRS)
40,000	6.50%, 01/01/16	43,850
	(Insured: AMBAC-TCRS)
15,000	6.50%, 01/01/16	16,706
	(Insured: AMBAC-TCRS-BNY)
135,000	6.50%, 01/01/16	150,358
	New Jersey Transportation Trust Fund Authority
	(Insured: AGM)
500,000	5.75%, 12/15/12	505,460

		859,675

NEW MEXICO - 2.6%
	New Mexico Finance Authority
500,000	5.00%, 06/15/18	613,025
250,000	5.00%, 06/15/20	314,435

		927,460

NEW YORK - 9.3%
	Brooklyn Arena Local Development Corp.
500,000	6.00%, 07/15/30	587,445
	New York State Dormitory Authority
500,000	6.50%, 12/01/21	576,765
325,000	7.38%, 07/01/16	373,230
	New York State Urban Development Corp.
1,000,000	5.50%, 01/01/19	1,233,530
	Westchester County Healthcare Corp. Ny
500,000	5.00%, 11/01/30	555,420

		3,326,390

NORTH CAROLINA - 3.4%
	City of Charlotte NC
500,000	5.00%, 06/01/23	616,025

Principal Amount ($)		Value ($)

NORTH CAROLINA — (continued)
	North Carolina Turnpike Authority
500,000	5.00%, 07/01/29	598,920

		1,214,945

PENNSYLVANIA - 4.5%
	City of Philadelphia PA
	(Insured: NATL-RE)
280,000	7.00%, 05/15/20	338,682
	Pennsylvania Turnpike Commission
500,000	0.00%, 12/01/34	489,820
500,000	5.00%, 12/01/32	562,920
	Pittsburgh Water & Sewer Authority
	(Insured: FGIC)
205,000	7.25%, 09/01/14	223,512

		1,614,934

RHODE ISLAND - 1.6%
	Rhode Island Health & Educational Building Corp.
500,000	6.25%, 09/15/34	583,785

SOUTH CAROLINA - 6.7%
	Charleston Educational Excellence Finance Corp.
500,000	5.25%, 12/01/27	558,160
	Georgetown County School District
	(Insured: SCSDE)
1,000,000	5.00%, 03/01/18	1,223,160
	Piedmont Municipal Power Agency
	(Insured: AGC)
500,000	5.75%, 01/01/34	601,205

		2,382,525

TENNESSEE - 3.5%
	County of Shelby TN
500,000	5.00%, 03/01/21	619,140
	State of Tennessee
500,000	5.00%, 10/01/30	610,030

		1,229,170

TEXAS - 4.1%
	City of Houston TX
500,000	5.25%, 11/15/31	603,285
	State of Texas
750,000	5.00%, 04/01/28	848,348

		1,451,633

	Total Municipal Bonds and Notes (Cost $31,898,702)	35,376,016

See accompanying Notes to Financial Statements  |  77

INVESTMENT PORTFOLIO (continued)

As of September 30, 2012	Pyxis Tax-Exempt Fund

Shares		Value ($)

Other Investments - 0.0%
2,342	GEI Investment Fund(a)	2,880

	Total Other Investments (Cost $2,342)	2,880

Registered Investment Company - 1.4%
485,120	Federated Prime Obligations Fund	485,121

	Total Registered Investment Company (Cost $485,121)	485,121

Total Investments - 100.6%		35,864,017

(Cost $32,386,165)
Liabilities in Excess of Other Assets - (0.6)%		(207,953)

Net Assets - 100.0%		35,656,064

(a)	The security is a private fund.

AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
BNY	The Bank of New York Mellon Corp.
FGIC	Financial Guaranty Insurance Corp.
GO OF AUTH	General Obligation of Authority
GO OF CORP	General Obligation of Corporation
NATL-RE	National Public Finance Guarantee Corp.
SCSDE	South Carolina State Department of Education
ST RES FD GTY	State Resource Fund Guaranty
TCRS	Temporary Custodial Receipts

78  |  See accompanying Notes to Financial Statements

INVESTMENT PORTFOLIO

As of September 30, 2012	Pyxis Fixed Income Fund

Principal Amount ($)		Value ($)

Bonds & Notes - 93.4%

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 0.8%
	Federal Home Loan Mortgage Corp. REMIC
	(Series 2412) (Class OF)
171,989	1.17%, 12/15/31(a)	175,646
	(Series 3862) (Class MI)
112,477	3.50%, 11/15/24(b)	8,182
	(Series 3977) (Class AI)
308,131	3.50%, 09/15/29(b)	21,673
	(Series 3983) (Class EI)
237,591	3.50%, 11/15/30(b)	26,548
	(Series 2645) (Class BI)
9,418	4.50%, 02/15/18(b)	320
	(Series 2643) (Class IM)
74,903	4.50%, 03/15/18(b)	4,494
	(Series 2590) (Class YQ)
4,483	5.00%, 05/15/17(b)	84
	(Series 2781) (Class CI)
8,625	5.00%, 11/15/17(b)	146
	(Series 2781) (Class IC)
23,985	5.00%, 05/15/18(b)	1,023
	(Series 2763) (Class JI)
56,322	5.00%, 10/15/18(b)	3,800
	(Series 3536) (Class IP)
38,253	5.00%, 02/15/38(b)	2,847
	(Series 2631) (Class DI)
99,412	5.50%, 06/15/33(b)	12,721
	(Series 3806) (Class DS)
298,677	6.38%, 08/15/25(a)(b)	42,431
	(Series 2126) (Class YI)
43,053	6.50%, 02/15/14(b)	1,420
	(Series 1980) (Class IO)
1,731	7.50%, 07/15/27(b)	414
	(Series 33) (Class D)
508	8.00%, 04/15/20	548
	(Series 2815) (Class YL)
29,245	8.00%, 01/15/34	29,562
	Federal Home Loan Mortgage Corp. STRIPS
	(Series 186) (Class PO)
1,132	0.00%, 08/01/27(c)(d)	988
	(Series 147) (Class IO)
2,063	8.00%, 02/01/23(b)	450
	(Series 171) (Class IO)
2,299	8.00%, 07/01/24(b)	550
	Federal Home Loan Mortgage Corp. Structured Pass Through Securities
	(Series T-58) (Class AIO)
989,849	0.08%, 09/25/43(a)(b)	8,015
	Federal National Mortgage Assoc. REMIC
	(Series G92-68) (Class B)
1,445	0.00%, 12/25/22(c)(d)	1,350
	(Series 2003-35) (Class QA)
4,676,825	0.10%, 05/25/18(a)(b)	8,141
	(Series 2003-89) (Class IO)
202,424	1.21%, 12/25/42(a)(b)	5,955
	(Series 2012-46) (Class KI)
244,488	3.50%, 05/25/27(b)	32,313

Principal Amount ($)		Value ($)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — (continued)
	(Series 2003-64) (Class KI)
2,698	4.50%, 05/25/18(b)	28
	(Series 2010-16) (Class PA)
660,114	4.50%, 02/25/40	705,784
	(Series 2003-41) (Class BI)
13,268	5.00%, 08/25/17(b)	354
	(Series 2003-79) (Class HI)
19,784	5.00%, 10/25/22(b)	621
	(Series 2003-61) (Class IJ)
88,011	5.00%, 02/25/32(b)	4,149
	(Series 2010-16) (Class PI)
396,069	5.00%, 02/25/40(b)	48,305
	(Series 2010-21) (Class PI)
47,671	5.00%, 02/25/40(b)	5,743
	(Series 2010-98) (Class DI)
397,175	5.00%, 09/25/40(b)	52,023
	(Series 2008-61) (Class SB)
142,579	5.78%, 07/25/38(a)(b)	17,439
	(Series 1992-77) (Class K)
7	8.00%, 05/25/22(b)	180
	Federal National Mortgage Assoc. STRIPS
	(Series 354) (Class 1)
126,490	0.00%, 12/01/34(c)(d)	123,401
	(Series 362) (Class 2)
109,297	4.50%, 08/01/35(b)	12,038
	(Series 378) (Class 1)
116,696	4.50%, 01/01/36(b)	13,703
	(Series 387) (Class 2)
72,822	5.00%, 03/25/38(b)	9,280
	(Series 387) (Class 1)
64,580	5.00%, 05/25/38(b)	8,783
	(Series 346) (Class 2)
27,414	5.50%, 12/01/33(b)	3,467
	(Series 356) (Class 17)
29,754	6.00%, 01/01/35(b)	4,831
	(Series 356) (Class 21)
35,942	6.00%, 01/01/35(b)	5,678
	(Series 252) (Class 2)
15,688	7.50%, 11/01/23(b)	3,460
	(Series 237) (Class 2)
1,220	8.00%, 08/01/23(b)	261
	(Series 264) (Class 2)
7,674	8.00%, 07/01/24(b)	1,742
	(Series 12) (Class 2)
397	8.50%, 03/01/17(b)	53
	(Series 7) (Class 2)
981	8.50%, 04/01/17(b)	146
	(Series 28) (Class 2)
152	8.50%, 01/01/18(b)	22
	(Series 150) (Class 2)
1,103	8.50%, 07/25/22(b)	255
	(Series 163) (Class 2)
1,326	8.50%, 07/25/22(b)	184
	(Series 137) (Class 2)
1,474	9.00%, 05/25/22(b)	310
	Government National Mortgage Assoc.
	(Series 2011-51) (Class NI)
211,203	4.50%, 10/20/37(b)	19,842

See accompanying Notes to Financial Statements  |  79

INVESTMENT PORTFOLIO (continued)

As of September 30, 2012	Pyxis Fixed Income Fund

Principal Amount ($)		Value ($)

Bonds & Notes — (continued)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — (continued)
	(Series 2010-101) (Class GI)
211,431	4.50%, 02/20/38(b)	21,965
	(Series 2010-30) (Class PI)
630,202	4.50%, 03/20/38(b)	62,510
	(Series 2010-44) (Class BI)
600,383	4.50%, 04/20/38(b)	64,726
	(Series 2009-118) (Class YI)
102,177	4.50%, 05/20/38(b)	10,473
	(Series 2010-130) (Class PI)
252,061	4.50%, 08/16/39(b)	35,528
	(Series 2010-75) (Class KI)
190,363	5.00%, 12/20/35(b)	14,888
	(Series 2010-42) (Class IA)
212,752	5.00%, 10/20/37(b)	21,843
	(Series 2010-2) (Class QI)
150,690	5.00%, 01/20/38(b)	18,454
	(Series 2009-103) (Class IT)
161,121	5.00%, 09/20/38(b)	20,140

	Total Agency Collateralized Mortgage Obligations (Cost $1,580,420)	1,702,230

AGENCY MORTGAGE BACKED - 14.5%
	Federal Home Loan Mortgage Corp.
2,508	4.50%, 06/01/33	2,704
24,317	4.50%, 02/01/35	26,223
69,746	5.00%, 07/01/35	78,248
43,288	5.00%, 07/01/35	48,565
31,761	5.00%, 07/01/35	35,633
14,372	5.00%, 07/01/35	16,124
13,654	5.00%, 07/01/35	15,318
498,968	5.00%, 06/01/41	557,373
14,922	5.50%, 05/01/20	16,358
8,176	5.50%, 05/01/20	8,963
5,844	5.50%, 05/01/20	6,406
272,113	5.50%, 01/01/38	305,174
118,477	5.50%, 04/01/39	130,598
566	6.00%, 04/01/17	611
3,029	6.00%, 06/01/17	3,269
5,538	6.00%, 08/01/17	5,908
3,192	6.00%, 07/01/19	3,544
6,287	6.00%, 05/01/20	6,979
152	6.00%, 05/01/29	170
124	6.00%, 07/01/29	139
14,985	6.00%, 08/01/29	16,794
29,910	6.00%, 06/01/33	33,525
29,269	6.00%, 09/01/33	32,806
26,913	6.00%, 10/01/33	30,166
13,632	6.00%, 10/01/33	15,280
12,878	6.00%, 10/01/33	14,435
82,729	6.00%, 11/01/33	92,728
11,862	6.00%, 01/01/34	13,296
3,215	6.00%, 01/01/34	3,604
10,834	6.00%, 03/01/34	12,143
10,720	6.00%, 03/01/34	12,014
4,436	6.00%, 04/01/34	4,972
3,755	6.00%, 05/01/34	4,209
5,127	6.00%, 10/01/34	5,711
14,582	6.00%, 11/01/34	16,215
14,990	6.00%, 12/01/34	16,801

Principal Amount ($)		Value ($)

AGENCY MORTGAGE BACKED — (continued)
5,862	6.00%, 12/01/34	6,571
7,806	6.00%, 03/01/35	8,710
15,832	6.00%, 05/01/35	17,664
4,266	6.00%, 05/01/35	4,792
3,988	6.00%, 05/01/35	4,477
10,384	6.00%, 11/01/36	11,637
215,469	6.00%, 06/01/37	240,401
208,394	6.00%, 11/01/37	232,508
3,050	6.50%, 07/01/29	3,584
2,380	6.50%, 08/01/29	2,797
704	6.50%, 04/01/31	803
1,675	7.00%, 10/01/16	1,802
230	7.00%, 12/01/26	265
1,024	7.00%, 06/01/29	1,225
1,492	7.00%, 08/01/29	1,784
3,024	7.00%, 12/01/29	3,617
3,128	7.00%, 01/01/30	3,726
1,920	7.00%, 02/01/30	2,284
436	7.00%, 02/01/30	519
11,828	7.00%, 04/01/31	14,144
54,371	7.00%, 11/01/31	64,295
6,548	7.00%, 07/01/34	7,605
2,809	7.00%, 08/01/34	3,262
4,591	7.00%, 12/01/34	5,331
4,472	7.00%, 12/01/34	5,194
6,642	7.00%, 02/01/35	7,713
53,542	7.00%, 04/01/36	61,954
12,844	7.00%, 07/01/36	14,839
6,378	7.00%, 08/01/36	7,369
7,652	7.50%, 01/01/27	7,744
810	7.50%, 01/01/30	944
235	7.50%, 02/01/30	259
89,806	7.50%, 08/01/30	96,632
11,123	7.50%, 12/01/30	13,639
1,918	7.50%, 09/01/33	2,078
14,168	8.00%, 11/01/30	17,304
21,376	8.50%, 05/01/20	21,502
23,379	8.50%, 11/01/20	23,916
15,447	8.50%, 04/01/30	19,467
9,003	8.50%, 05/01/30	11,349
3,181	9.00%, 12/01/16	3,529
186	9.50%, 04/01/21	221
	Federal National Mortgage Assoc.
155,977	1.79%, ARM(a)	161,359
10,675	2.01%, ARM(a)	11,205
44,253	2.31%, ARM(a)	47,211
723	2.35%, ARM(a)	740
150,756	2.42%, ARM(a)	160,520
114,701	2.64%, ARM(a)	123,445
20,577	2.65%, ARM(a)	20,999
1,178	2.72%, ARM(a)	1,233
32,788	2.73%, ARM(a)	34,786
1,375,000	3.00%, TBA(e)	1,451,914
1,250,000	3.50%, TBA(e)	1,341,016
1,680,000	4.00%, TBA(e)	1,810,463
20,306	4.00%, 05/01/19	21,801
74,123	4.00%, 06/01/19	79,583
470,956	4.00%, 01/01/41	508,202
566,164	4.00%, 03/01/41	611,116
802,043	4.00%, 12/01/41	865,724
715,839	4.00%, 05/01/42	797,058
855,000	4.50%, TBA(e)	925,671
18,830	4.50%, 05/01/18	20,378
43,112	4.50%, 05/01/19	46,672
24,088	4.50%, 05/01/19	26,076

80  |  See accompanying Notes to Financial Statements

INVESTMENT PORTFOLIO (continued)

As of September 30, 2012	Pyxis Fixed Income Fund

Principal Amount ($)		Value ($)

Bonds & Notes — (continued)

AGENCY MORTGAGE BACKED — (continued)
23,533	4.50%, 05/01/19	25,476
22,246	4.50%, 05/01/19	24,083
7,993	4.50%, 06/01/19	8,653
13,222	4.50%, 02/01/20	14,305
37,463	4.50%, 08/01/20	40,533
16,734	4.50%, 07/01/33	18,204
11,248	4.50%, 08/01/33	12,236
16,881	4.50%, 04/01/34	18,325
487,002	4.50%, 10/01/39	527,435
271,716	4.50%, 02/01/40	295,124
874,517	4.50%, 11/01/40	949,856
1,048,292	4.50%, 01/01/41	1,138,602
981,930	4.50%, 04/01/41	1,066,523
43,324	5.00%, 07/01/20	47,884
87,236	5.00%, 03/01/34	95,886
13,095	5.00%, 10/01/34	14,313
40,501	5.00%, 06/01/35	46,156
27,491	5.00%, 06/01/35	31,329
24,836	5.00%, 06/01/35	28,304
50,214	5.00%, 07/01/35	57,225
38,181	5.00%, 07/01/35	41,806
17,134	5.00%, 07/01/35	18,761
9,227	5.00%, 07/01/35	10,292
14,218	5.00%, 08/01/35	15,568
42,053	5.00%, 03/01/39	46,360
36,113	5.00%, 04/01/39	40,929
32,630	5.00%, 04/01/39	36,360
19,263	5.00%, 04/01/39	21,664
44,526	5.00%, 05/01/39	49,282
763,403	5.00%, 06/01/41	865,219
3,207	5.50%, 03/01/14	3,477
2,363	5.50%, 03/01/14	2,562
5,756	5.50%, 05/01/14	6,241
3,117	5.50%, 06/01/14	3,379
5,124	5.50%, 08/01/14	5,555
25,098	5.50%, 06/01/20	27,716
22,526	5.50%, 06/01/20	24,876
19,747	5.50%, 06/01/20	21,806
19,688	5.50%, 06/01/20	21,741
16,431	5.50%, 06/01/20	18,145
16,304	5.50%, 06/01/20	17,972
35,869	5.50%, 07/01/20	39,611
27,884	5.50%, 07/01/20	30,792
21,042	5.50%, 07/01/20	23,237
35,657	5.50%, 12/01/32	39,860
17,154	5.50%, 01/01/33	18,975
31,033	5.50%, 07/01/33	34,967
30,107	5.50%, 08/01/33	33,923
156,346	5.50%, 12/01/35	172,453
56,466	5.50%, 05/01/37	63,625
147,883	5.50%, 06/01/37	163,119
1,225	5.50%, 07/01/37	1,343
330,622	5.50%, 08/01/37	365,097
222,998	5.50%, 04/01/38	248,969
458,236	5.50%, 01/01/39	502,581
1,000,000	6.00%, TBA(e)	1,104,219
3,082	6.00%, 09/01/14	3,195
1,474	6.00%, 11/01/14	1,528
638	6.00%, 04/01/18	689
1,229	6.00%, 05/01/19	1,357
4,765	6.00%, 09/01/19	5,265
4,992	6.00%, 10/01/19	5,516
8,304	6.00%, 02/01/20	9,175
4,824	6.00%, 05/01/20	5,331

Principal Amount ($)		Value ($)

AGENCY MORTGAGE BACKED — (continued)
11,192	6.00%, 03/01/21	12,367
3,917	6.00%, 02/01/29	4,425
4,184	6.00%, 05/01/29	4,726
518	6.00%, 05/01/29	583
2,842	6.00%, 06/01/29	3,210
1,753	6.00%, 07/01/29	1,980
16,359	6.00%, 02/01/33	18,544
17,869	6.00%, 03/01/33	20,226
5,655	6.00%, 05/01/33	6,410
19,252	6.00%, 06/01/33	21,823
18,857	6.00%, 06/01/33	21,375
37,599	6.00%, 07/01/33	42,482
12,840	6.00%, 07/01/33	14,555
6,501	6.00%, 07/01/33	7,352
45,822	6.00%, 08/01/33	51,940
29,255	6.00%, 08/01/33	33,162
32,690	6.00%, 10/01/33	37,055
12,848	6.00%, 10/01/33	14,564
9,190	6.00%, 10/01/33	10,417
13,489	6.00%, 11/01/33	15,261
21,666	6.00%, 12/01/33	24,559
33,545	6.00%, 01/01/34	38,024
6,621	6.00%, 01/01/34	7,481
27,799	6.00%, 02/01/34	31,511
440,880	6.00%, 03/01/34	495,042
18,807	6.00%, 04/01/34	21,318
29,798	6.00%, 05/01/34	33,777
23,391	6.00%, 07/01/34	26,432
6,097	6.00%, 10/01/34	6,911
17,123	6.00%, 11/01/34	19,409
10,023	6.00%, 12/01/34	11,361
9,559	6.00%, 12/01/34	10,770
2,930	6.00%, 12/01/34	3,282
33,486	6.00%, 01/01/35	37,958
21,678	6.00%, 01/01/35	24,572
4,772	6.00%, 01/01/35	5,409
24,379	6.00%, 02/01/35	27,634
17,298	6.00%, 03/01/35	19,608
8,179	6.00%, 03/01/35	9,228
5,093	6.00%, 04/01/35	5,773
45,640	6.00%, 06/01/35	51,491
43,795	6.00%, 06/01/35	49,410
39,483	6.00%, 06/01/35	44,545
34,733	6.00%, 06/01/35	39,371
33,634	6.00%, 06/01/35	37,947
21,971	6.00%, 06/01/35	24,736
7,536	6.00%, 06/01/35	8,531
17,506	6.00%, 07/01/35	19,843
13,314	6.00%, 07/01/35	15,021
12,653	6.50%, 08/01/17	13,749
6,018	6.50%, 08/01/17	6,548
824	6.50%, 09/01/17	897
1,753	6.50%, 10/01/17	1,912
3,119	6.50%, 10/01/18	3,482
6,430	6.50%, 01/01/19	7,178
3,064	6.50%, 03/01/19	3,420
2,009	6.50%, 03/01/19	2,242
691	6.50%, 05/01/24	785
805	6.50%, 10/01/28	949
757	6.50%, 05/01/29	883
692	6.50%, 08/01/29	813
1,409	6.50%, 01/01/32	1,638
920	6.50%, 01/01/32	1,070
1,128	6.50%, 07/01/32	1,295
4,123	6.50%, 09/01/32	4,714

See accompanying Notes to Financial Statements  |  81

INVESTMENT PORTFOLIO (continued)

As of September 30, 2012	Pyxis Fixed Income Fund

Principal Amount ($)		Value ($)

Bonds & Notes — (continued)

AGENCY MORTGAGE BACKED — (continued)
3,723	6.50%, 09/01/32	4,275
2,340	6.50%, 11/01/32	2,706
3,247	6.50%, 12/01/32	3,713
2,912	6.50%, 01/01/33	3,334
2,122	6.50%, 01/01/33	2,454
949	6.50%, 01/01/33	1,097
4,907	6.50%, 03/01/33	5,610
2,079	6.50%, 05/01/33	2,322
2,539	6.50%, 06/01/33	2,920
2,068	6.50%, 06/01/33	2,379
14,131	6.50%, 10/01/33	16,155
5,887	6.50%, 11/01/33	6,730
7,508	6.50%, 12/01/33	8,580
8,616	6.50%, 01/01/34	9,849
769	6.50%, 02/01/34	862
2,801	6.50%, 03/01/34	3,215
2,617	6.50%, 06/01/34	2,994
12,041	6.50%, 07/01/34	13,766
9,671	6.50%, 08/01/34	11,048
45,545	6.50%, 08/01/36	51,747
23,045	6.50%, 08/01/36	26,324
3	7.00%, 08/01/13	3
3,910	7.00%, 03/01/15	4,081
874	7.00%, 10/01/16	940
19,416	7.00%, 03/01/17	21,127
3,915	7.00%, 04/01/17	4,290
7,845	7.00%, 05/01/17	8,441
18,869	7.00%, 07/01/17	20,532
9,589	7.00%, 08/01/17	10,434
103,498	7.00%, 03/01/29	124,280
7,213	7.00%, 06/01/31	8,653
1,511	7.00%, 01/01/32	1,811
15,952	7.00%, 02/01/32	19,159
5,493	7.00%, 10/01/32	6,582
174,698	7.00%, 12/01/32	209,314
13,378	7.00%, 04/01/33	16,003
1,909	7.00%, 05/01/33	2,154
44,684	7.00%, 11/01/33	53,453
3,083	7.00%, 12/01/33	3,489
2,307	7.00%, 02/01/34	2,624
4,806	7.00%, 03/01/34	5,614
15,490	7.00%, 06/01/34	18,495
16,948	7.00%, 01/01/35	20,237
58,644	7.00%, 05/01/35	69,879
43,281	7.00%, 05/01/35	51,573
42,263	7.00%, 01/01/36	50,360
56,517	7.00%, 04/01/36	67,430
6	7.50%, 08/01/13	6
37	7.50%, 09/01/13	37
824	7.50%, 02/01/15	867
182	7.50%, 05/01/15	192
46	7.50%, 09/01/15	46
11,120	7.50%, 04/01/16	12,051
233	7.50%, 06/01/17	234
32,176	7.50%, 12/01/23	37,646
589	7.50%, 12/01/26	709
3,925	7.50%, 06/01/29	4,781
1,765	7.50%, 07/01/29	2,140
430	7.50%, 09/01/30	439
48,729	7.50%, 10/01/30	52,778
3,956	7.50%, 12/01/30	4,405
38,311	7.50%, 01/01/31	47,093
3,777	7.50%, 02/01/31	4,632
91,106	7.50%, 04/01/31	98,208

Principal Amount ($)		Value ($)

AGENCY MORTGAGE BACKED — (continued)
4,446	7.50%, 07/01/31	5,477
13,024	7.50%, 09/01/31	16,063
4,941	7.50%, 09/01/31	6,087
1,942	7.50%, 10/01/31	2,385
12,967	7.50%, 11/01/31	15,991
5,123	7.50%, 01/01/32	6,325
2,670	7.50%, 04/01/32	3,150
4,342	7.50%, 05/01/32	5,369
89,033	7.50%, 06/01/32	109,683
4,229	7.50%, 06/01/32	5,227
2,317	7.50%, 07/01/32	2,846
12,833	7.50%, 09/01/32	15,841
1,205	7.50%, 12/01/32	1,293
3,501	7.50%, 01/01/33	4,330
2,661	7.50%, 03/01/33	2,954
8,234	7.50%, 04/01/33	8,783
3,147	7.50%, 11/01/33	3,205
514	7.50%, 12/01/33	523
4,037	7.50%, 02/01/34	4,998
42,544	7.50%, 03/01/34	52,645
2,463	7.50%, 03/01/34	2,710
28,114	7.50%, 05/01/34	31,392
213	8.00%, 07/01/15	214
1,177	8.00%, 12/01/15	1,256
57,849	8.00%, 03/01/22	59,876
60,077	8.00%, 04/01/23	63,208
1,362	8.00%, 08/01/25	1,397
2,310	8.00%, 11/01/25	2,796
13,868	8.00%, 01/01/30	14,045
571	8.00%, 09/01/30	663
8,563	8.00%, 11/01/30	10,610
7,591	8.00%, 12/01/30	9,341
7,483	8.00%, 02/01/31	7,689
8,970	8.00%, 10/01/31	11,037
5,726	8.00%, 09/01/32	7,149
347	8.00%, 12/01/32	353
725	8.00%, 01/01/33	749
8,286	8.00%, 11/01/33	8,937
5,624	8.00%, 11/01/33	7,027
50,092	8.50%, 02/01/18	52,315
45,361	8.50%, 01/01/25	46,646
6,242	8.50%, 06/01/28	6,604
18,684	8.50%, 08/01/29	21,710
39,390	8.50%, 08/01/30	45,690
4,275	8.50%, 05/01/31	5,378
26,405	8.50%, 07/01/31	31,706
4,065	9.00%, 12/01/17	4,531
506	9.00%, 05/01/21	605
2,897	9.00%, 07/01/21	3,011
2,297	9.00%, 07/01/21	2,759
1,083	9.00%, 07/01/21	1,089
5,234	9.00%, 12/01/22	6,200
28,636	9.00%, 12/01/24	29,280
224,998	9.00%, 03/01/31	285,345
14,575	9.50%, 09/01/21	15,302
66,091	9.75%, 02/01/21	78,563
	Government National Mortgage Assoc.
2,060,000	3.50%, TBA(e)	2,253,769
725,000	4.00%, TBA(e)	799,539
690,000	4.00%, TBA(e)	759,647
22,462	4.50%, 08/15/33	24,805
76,213	4.50%, 10/15/33	84,162
20,051	4.50%, 10/15/33	22,142
14,093	4.50%, 10/15/33	15,563

82  |  See accompanying Notes to Financial Statements

INVESTMENT PORTFOLIO (continued)

As of September 30, 2012	Pyxis Fixed Income Fund

Principal Amount ($)		Value ($)

Bonds & Notes — (continued)

AGENCY MORTGAGE BACKED — (continued)
48,728	4.50%, 09/15/34	53,780
14,562	4.50%, 09/15/34	16,054
867,484	4.50%, 03/20/41	960,585
11,111	6.00%, 04/15/27	12,729
3,724	6.00%, 04/15/30	4,242
12,373	6.00%, 04/15/33	14,200
28,296	6.00%, 05/15/33	32,473
5,253	6.00%, 05/15/33	6,028
37,619	6.00%, 07/15/33	43,173
18,603	6.00%, 04/15/34	21,190
8,645	6.00%, 03/15/35	9,904
13,952	6.00%, 04/15/35	15,983
7,971	6.00%, 04/15/35	9,131
1,576	6.00%, 06/15/35	1,786
8,573	6.00%, 09/15/36	9,822
5,353	6.50%, 04/15/19	5,972
8,220	6.50%, 02/15/24	9,528
1,276	6.50%, 02/15/24	1,479
3,409	6.50%, 04/15/24	3,949
9,063	6.50%, 05/15/24	10,527
8,117	6.50%, 06/15/24	9,540
16,068	6.50%, 07/15/24	18,647
16,879	6.50%, 04/15/28	19,920
6,168	6.50%, 04/15/28	7,279
2,838	6.50%, 04/15/28	3,350
14,589	6.50%, 04/15/32	17,407
11,146	6.50%, 08/15/32	13,299
5,824	6.50%, 10/15/32	6,968
11,710	6.50%, 01/15/33	13,972
11,698	6.50%, 01/15/33	13,998
988	6.50%, 01/15/33	1,182
3,615	6.50%, 02/15/33	4,324
3,334	6.50%, 03/15/33	3,897
1,791	6.50%, 03/15/33	2,142
11,483	6.50%, 05/15/33	13,740
9,404	6.50%, 06/15/34	11,276
8,919	6.50%, 06/15/34	10,355
9,034	6.50%, 07/15/34	10,832
15,169	6.50%, 08/15/34	18,151
5,041	6.50%, 08/15/34	5,853
4,812	6.50%, 08/15/34	5,588
8,369	6.50%, 03/15/36	10,036
4,550	6.50%, 04/15/36	5,273
7,052	6.50%, 05/15/36	8,171
5,294	6.50%, 05/15/36	6,135
9,425	6.50%, 06/15/36	10,918
8,396	6.50%, 07/15/36	10,068
8,142	6.50%, 08/15/36	9,569
4,470	6.50%, 08/15/36	5,177
2,279	6.50%, 08/15/36	2,646
18,824	7.00%, 12/15/18	20,561
25,398	7.00%, 11/15/23	29,817
7,985	7.00%, 01/15/28	9,595
11,765	7.00%, 02/15/28	14,137
66,444	7.00%, 03/15/31	79,502
36,979	7.00%, 05/15/32	44,143
7,091	7.00%, 06/15/34	8,272
7,264	7.00%, 08/15/36	8,619
7,105	7.00%, 08/15/36	8,407
6,780	7.00%, 09/15/36	8,077
6,244	7.00%, 09/15/36	7,392
6,037	7.00%, 09/15/36	7,144
3,633	7.00%, 09/15/36	4,300
7,712	7.00%, 10/15/36	9,139

Principal Amount ($)		Value ($)

AGENCY MORTGAGE BACKED — (continued)
3,684	7.00%, 10/15/36	4,374
16,188	7.50%, 12/15/18	18,224
65,100	7.50%, 12/15/19	68,012
2,374	7.50%, 01/15/23	2,786
3,300	7.50%, 07/15/23	3,875
5,222	7.50%, 09/15/23	5,957
2,047	7.50%, 09/15/23	2,406
7,455	7.50%, 10/15/23	8,763
16,318	7.50%, 12/15/23	16,967
47,193	7.50%, 01/15/25	48,457
1,898	7.50%, 01/15/28	1,945
7,800	7.50%, 03/15/28	8,291
535	7.50%, 11/15/31	537
4,087	7.50%, 10/15/33	5,055
59,732	8.00%, 07/15/17	65,723
429	8.00%, 12/15/29	435
920	8.00%, 02/15/30	935
1,046	8.50%, 10/15/22	1,052
19,610	9.00%, 11/15/16	21,950
4,207	9.00%, 01/15/17	4,718
3,086	9.00%, 11/15/17	3,309
888	9.00%, 11/15/17	961
1,392	9.00%, 12/15/21	1,530

	Total Agency Mortgage Backed (Cost $29,080,676)	30,236,512

ASSET BACKED - 2.1%
	Ally Master Owner Trust
	(Series 2011-1) (Class A2)
750,000	2.15%, 01/15/16	763,701
	(Series 2010-3) (Class C)
250,000	3.87%, 04/15/15(f)	251,712
	Avis Budget Rental Car Funding
	AESOP LLC
	(Series 2009-1A) (Class A)
83,333	9.31%, 10/20/13(f)	83,766
	Ford Credit Auto Owner Trust
	(Series 2012-A) (Class C)
150,000	2.40%, 11/15/17	151,988
	Ford Credit Floorplan Master
	Owner Trust
	(Series 2010-1) (Class C)
1,000,000	2.87%, 12/15/14(a)(f)	1,006,231
	Hertz Vehicle Financing LLC
	(Series 2010-1A) (Class B1)
250,000	5.02%, 02/25/15(f)	258,668
	(Series 2009-2A) (Class A2)
1,575,000	5.29%, 03/25/16(f)	1,728,929
	Popular ABS Mortgage
	Pass-Through Trust
	(Series 2005-5) (Class AF4)
100,000	5.30%, 11/25/35(g)	63,760

	Total Asset Backed (Cost $4,183,768)	4,308,755

CORPORATE NOTES - 11.2%

AUTOMOBILES & COMPONENTS - 0.1%
	American Axle & Manufacturing,
	Inc.
98,000	7.88%, 03/01/17(f)	102,410

See accompanying Notes to Financial Statements  |  83

INVESTMENT PORTFOLIO (continued)

As of September 30, 2012	Pyxis Fixed Income Fund

Principal Amount ($)		Value ($)

Bonds & Notes — (continued)

CORPORATE NOTES — (continued)

AUTOMOBILES & COMPONENTS — (continued)
	Visteon Corp.
96,000	6.75%, 04/15/19	101,280

		203,690

BANKS - 0.7%
	Banco Mercantil del Norte SA
50,000	6.86%, 10/13/21(a)(f)	54,375
	Bombardier, Inc.
88,000	7.75%, 03/15/20(f)	101,420
	Central American Bank for
	Economic Integration
140,000	5.38%, 09/24/14(f)	150,537
	European Investment Bank
160,000	0.88%, 12/15/14	161,435
200,000	4.88%, 01/17/17	233,750
	Kreditanstalt fuer Wiederaufbau
229,000	2.00%, 10/04/22	227,321
31,000	4.50%, 07/16/18	36,780
	National Agricultural Cooperative
	Federation
38,000	4.25%, 01/28/16(f)	40,970
	Nordea Bank AB
200,000	3.13%, 03/20/17(f)	209,378
	Royal Bank of Canada
137,000	1.20%, 09/19/17	138,029
	Santander Holdings USA, Inc.
46,000	3.00%, 09/24/15	46,572

		1,400,567

CAPITAL GOODS - 0.5%
	Amsted Industries, Inc.
70,000	8.13%, 03/15/18(f)	75,950
	Cargill, Inc.
240,000	5.20%, 01/22/13(f)	243,581
96,000	6.00%, 11/27/17(f)	116,392
	Case New Holland, Inc.
58,000	7.88%, 12/01/17	68,295
	Caterpillar, Inc.
113,000	1.50%, 06/26/17	115,514
	Deere & Co.
90,000	3.90%, 06/09/42	93,504
	Raytheon Co.
106,000	1.40%, 12/15/14	107,745
	Textron, Inc.
81,000	6.20%, 03/15/15	89,026
	United Technologies Corp.
50,000	1.80%, 06/01/17	51,917
75,000	4.50%, 06/01/42	84,419

		1,046,343

COMMERCIAL & PROFESSIONAL SERVICES - 0.1%
	ADT Corp.
66,000	2.25%, 07/15/17(f)	68,007
66,000	3.50%, 07/15/22(f)	68,709
89,000	4.88%, 07/15/42(f)	96,737

		233,453

Principal Amount ($)		Value ($)

CORPORATE NOTES — (continued)

CONSUMER DURABLES & APPAREL - 0.2%
	DR Horton, Inc.
85,000	4.38%, 09/15/22	84,681
	Hanesbrands, Inc.
118,000	6.38%, 12/15/20	128,620
	Levi Strauss & Co.
200,000	7.63%, 05/15/20(h)	217,000

		430,301

CONSUMER SERVICES - 0.2%
	Marriott International, Inc.
119,000	3.25%, 09/15/22	119,870
	McDonald’s Corp., MTN
100,000	1.88%, 05/29/19	103,901
	Vail Resorts, Inc.
151,000	6.50%, 05/01/19(f)	164,968

		388,739

DIVERSIFIED FINANCIAL SERVICES - 0.2%
	Hyundai Capital America
92,000	1.63%, 10/02/15(f)	92,113
135,000	2.13%, 10/02/17(f)	135,178
	John Deere Capital Corp., MTN
68,000	3.15%, 10/15/21	72,678
	Woodside Finance, Ltd.
189,000	4.50%, 11/10/14(f)	200,549

		500,518

DIVERSIFIED FINANCIALS - 1.2%
	ABB Finance USA, Inc.
88,000	1.63%, 05/08/17	89,521
81,000	2.88%, 05/08/22	83,913
	American Express Credit Corp.,
	MTN
63,000	1.75%, 06/12/15	64,483
	Bank of America Corp.
192,000	5.70%, 01/24/22	225,933
145,000	5.75%, 12/01/17	167,020
	Barclays Bank PLC
248,000	2.25%, 05/10/17(f)	255,860
	Citigroup, Inc.
128,000	4.45%, 01/10/17	140,730
166,000	5.00%, 09/15/14	175,165
63,000	5.88%, 01/30/42	76,192
100,000	6.13%, 08/25/36	108,937
	Credit Suisse AG
200,000	2.60%, 05/27/16(f)	211,093
	Dolphin Subsidiary II, Inc.
96,000	7.25%, 10/15/21(f)	109,920
	Ford Motor Credit Co. LLC
99,000	3.00%, 06/12/17	100,881
	Goldman Sachs Capital I
88,000	6.35%, 02/15/34	88,673
	Goldman Sachs Group, Inc. (The)
127,000	5.75%, 01/24/22	146,557
69,000	6.75%, 10/01/37	74,149
	JPMorgan Chase & Co.
88,000	4.35%, 08/15/21	97,172
75,000	4.50%, 01/24/22	83,354
	Morgan Stanley
83,000	5.50%, 07/28/21	90,994
8,000	5.75%, 01/25/21	8,796

84  |  See accompanying Notes to Financial Statements

INVESTMENT PORTFOLIO (continued)

As of September 30, 2012	Pyxis Fixed Income Fund

Principal Amount ($)		Value ($)

Bonds & Notes — (continued)

CORPORATE NOTES — (continued)

DIVERSIFIED FINANCIALS — (continued)
	Toyota Motor Credit Corp., MTN
127,000	1.75%, 05/22/17	130,622

		2,529,965

ENERGY - 1.9%
	Anadarko Petroleum Corp.
90,000	5.95%, 09/15/16	104,376
78,000	6.20%, 03/15/40	95,923
	BP Capital Markets PLC
70,000	1.85%, 05/05/17	71,580
160,000	2.25%, 11/01/16	167,651
	Cameron International Corp.
50,000	3.60%, 04/30/22	51,553
	COSL Finance BVI, Ltd.
200,000	3.25%, 09/06/22(f)	198,955
	Denbury Resources, Inc.
83,000	6.38%, 08/15/21	90,470
67,000	8.25%, 02/15/20	75,878
	Devon Energy Corp.
101,000	1.88%, 05/15/17	103,069
	Ecopetrol SA
19,000	7.63%, 07/23/19	24,415
	Energy Transfer Equity LP
73,000	7.50%, 10/15/20	83,220
	Energy Transfer Partners LP
24,000	6.50%, 02/01/42	27,791
77,000	6.70%, 07/01/18	91,537
	Enterprise Products Operating LLC
92,000	1.25%, 08/13/15	92,978
46,000	4.45%, 02/15/43	45,687
	EOG Resources, Inc.
46,000	2.63%, 03/15/23	46,602
	Forest Oil Corp.
96,000	7.25%, 06/15/19(h)	95,760
	Kinder Morgan Energy Partners LP
46,000	3.45%, 02/15/23	47,462
46,000	5.00%, 08/15/42	47,950
	Korea National Oil Corp.
200,000	3.13%, 04/03/17(f)	210,648
	Linn Energy LLC
79,000	8.63%, 04/15/20	86,900
	NAK Naftogaz Ukraine
100,000	9.50%, 09/30/14	102,130
	Newfield Exploration Co.
10,000	5.63%, 07/01/24	11,112
96,000	5.75%, 01/30/22	107,760
	Nexen, Inc.
115,000	6.40%, 05/15/37	146,484
	Odebrecht Drilling Norbe VII/IX,
	Ltd.
97,000	6.35%, 06/30/21(f)(h)	109,562
	ONEOK Partners LP
69,000	2.00%, 10/01/17	70,363
68,000	3.38%, 10/01/22	68,475
62,000	6.13%, 02/01/41	74,743
	Peabody Energy Corp.
56,000	6.25%, 11/15/21(f)	56,000
	Petrobras International Finance Co.
41,000	2.88%, 02/06/15	42,243
128,000	3.50%, 02/06/17	134,187

Principal Amount ($)		Value ($)

CORPORATE NOTES — (continued)

ENERGY — (continued)
45,000	3.88%, 01/27/16	47,826
	Petroleos Mexicanos
40,000	6.00%, 03/05/20	48,000
19,000	6.50%, 06/02/41	23,778
	Power Sector Assets & Liabilities
	Management Corp.
100,000	7.39%, 12/02/24(f)	139,500
	Pride International, Inc.
107,000	6.88%, 08/15/20	135,668
	Range Resources Corp.
96,000	5.75%, 06/01/21	103,680
	Schlumberger Investment SA
138,000	2.40%, 08/01/22(f)	136,897
	Total Capital International SA
234,000	1.55%, 06/28/17	238,660
138,000	2.70%, 01/25/23	140,977
	Transocean, Inc.
45,000	3.80%, 10/15/22	45,327
	Weatherford International, Ltd.
82,000	4.50%, 04/15/22	85,920
77,000	5.95%, 04/15/42	81,289

		4,010,986

FOOD & STAPLES RETAILING - 0.2%
	CVS Caremark Corp.
61,000	3.25%, 05/18/15	64,902
	Ingles Markets, Inc.
194,000	8.88%, 05/15/17	210,005
	Walgreen Co.
64,000	1.80%, 09/15/17	64,799
64,000	3.10%, 09/15/22	65,088

		404,794

FOOD, BEVERAGE & TOBACCO - 0.9%
	Altria Group, Inc.
69,000	4.25%, 08/09/42	68,869
	Anheuser-Busch InBev Worldwide,
	Inc.
139,000	2.50%, 07/15/22	141,274
97,000	3.63%, 04/15/15	104,231
123,000	5.38%, 11/15/14	135,375
	Archer-Daniels-Midland Co.
64,000	5.77%, 03/01/41	83,189
	Campbell Soup Co.
46,000	2.50%, 08/02/22	46,071
30,000	3.80%, 08/02/42	29,887
	Coca-Cola Co. (The)
119,000	3.30%, 09/01/21(f)	132,783
	Diageo Capital PLC
134,000	1.50%, 05/11/17	136,479
	Diageo Investment Corp.
142,000	2.88%, 05/11/22	148,350
40,000	4.25%, 05/11/42	43,700
	Kraft Foods Group, Inc.
58,000	1.63%, 06/04/15(f)	58,917
100,000	2.25%, 06/05/17(f)	103,064
85,000	5.00%, 06/04/42(f)	95,208
	Lorillard Tobacco Co.
108,000	3.50%, 08/04/16	114,415
	PepsiCo, Inc.
136,000	2.75%, 03/05/22	141,485

See accompanying Notes to Financial Statements  |  85

INVESTMENT PORTFOLIO (continued)

As of September 30, 2012	Pyxis Fixed Income Fund

Principal Amount ($)		Value ($)

Bonds & Notes — (continued)

CORPORATE NOTES — (continued)

FOOD, BEVERAGE & TOBACCO — (continued)
	Philip Morris International, Inc.
111,000	2.50%, 05/16/16	117,363
92,000	3.88%, 08/21/42	92,878

		1,793,538

HEALTH CARE EQUIPMENT & SERVICES - 0.5%
	Cigna Corp.
92,000	2.75%, 11/15/16	97,113
72,000	5.38%, 02/15/42	80,975
	Covidien International Finance SA
75,000	1.35%, 05/29/15	76,016
	DaVita, Inc.
34,000	5.75%, 08/15/22	35,530
96,000	6.38%, 11/01/18	102,720
	Dentsply International, Inc.
51,000	2.75%, 08/15/16	52,633
109,000	4.13%, 08/15/21	114,760
	Fresenius Medical Care US Finance, Inc.
51,000	5.75%, 02/15/21(f)	54,825
	HCA, Inc.
114,000	6.50%, 02/15/20	127,110
	Roche Holdings, Inc.
18,000	6.00%, 03/01/19(f)	22,630
	WellPoint, Inc.
64,000	1.25%, 09/10/15	64,493
92,000	1.88%, 01/15/18	92,820
104,000	3.30%, 01/15/23	105,418

		1,027,043

HOTELS, RESTAURANTS & LEISURE - 0.0%
	CityCenter Holdings LLC/CityCenter Finance Corp.
58,000	7.63%, 01/15/16	62,205

INSURANCE - 0.3%
	Berkshire Hathaway Finance Corp.
101,000	1.60%, 05/15/17	103,464
115,000	3.00%, 05/15/22	119,467
	CNA Financial Corp.
79,000	5.88%, 08/15/20	92,381
	Liberty Mutual Group, Inc.
24,000	4.95%, 05/01/22(f)	25,152
48,000	6.50%, 05/01/42(f)	52,140
	Prudential Financial, Inc., MTN
51,000	5.63%, 05/12/41	57,584
	Willis Group Holdings PLC
110,000	4.13%, 03/15/16	116,858

		567,046

MATERIALS - 0.4%
	Anglo American Capital PLC
200,000	2.63%, 09/27/17(f)	200,913
	Corp Nacional del Cobre de Chile
55,000	4.25%, 07/17/42(f)	54,667
22,000	5.63%, 09/21/35(f)	26,570
	Eastman Chemical Co.
244,000	2.40%, 06/01/17	255,117
	Kinross Gold Corp.
30,000	6.88%, 09/01/41	30,699

Principal Amount ($)		Value ($)

CORPORATE NOTES — (continued)

MATERIALS — (continued)
	Newcrest Finance Pty, Ltd.
92,000	4.20%, 10/01/22(f)	92,808
	Xstrata Finance Canada, Ltd.
108,325	5.80%, 11/15/16(f)	122,503

		783,277

MEDIA - 0.5%
	CCO Holdings LLC
106,000	8.13%, 04/30/20	120,310
	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
24,000	2.40%, 03/15/17	24,668
50,000	4.75%, 10/01/14	53,647
116,000	5.15%, 03/15/42	118,465
	Globo Comunicacao e Participacoes SA
100,000	6.25%, 07/20/49(f)(g)	109,000
	News America, Inc.
43,000	6.65%, 11/15/37	54,750
	Omnicom Group, Inc.
132,000	3.63%, 05/01/22	139,701
	Time Warner Cable, Inc.
123,000	6.75%, 07/01/18	154,879
	Time Warner, Inc.
32,000	3.15%, 07/15/15	34,173
35,000	4.90%, 06/15/42	38,557
	Viacom, Inc.
112,000	2.50%, 12/15/16	118,101
	WPP Finance 2010
46,000	3.63%, 09/07/22	46,432
46,000	5.13%, 09/07/42	45,539

		1,058,222

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.9%
	Agilent Technologies, Inc.
64,000	3.20%, 10/01/22	64,739
76,000	5.50%, 09/14/15	85,357
	Allergan, Inc.
38,000	3.38%, 09/15/20	41,205
	Amgen, Inc.
79,000	5.38%, 05/15/43	91,914
35,000	5.65%, 06/15/42	41,941
	Aristotle Holding, Inc.
230,000	2.65%, 02/15/17(f)	241,267
46,000	3.90%, 02/15/22(f)	50,214
52,000	4.75%, 11/15/21(f)	60,280
48,000	6.13%, 11/15/41(f)	62,553
	AstraZeneca PLC
92,000	1.95%, 09/18/19	93,764
92,000	4.00%, 09/18/42	94,589
	Cardinal Health, Inc.
117,000	1.90%, 06/15/17(h)	119,184
	Express Scripts, Inc.
155,000	3.13%, 05/15/16	165,432
	Merck&Co.,Inc.
92,000	2.40%, 09/15/22	92,940
	Mylan, Inc.
124,000	7.88%, 07/15/20(f)	139,810
	Novartis Capital Corp.
110,000	2.40%, 09/21/22	111,544
28,000	3.70%, 09/21/42	29,082

86  |  See accompanying Notes to Financial Statements

INVESTMENT PORTFOLIO (continued)

As of September 30, 2012	Pyxis Fixed Income Fund

Principal Amount ($)		Value ($)

Bonds & Notes — (continued)

CORPORATE NOTES — (continued)

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — (continued)
	Takeda Pharmaceutical Co., Ltd.
200,000	1.63%, 03/17/17(f)	202,483
	Watson Pharmaceuticals, Inc.
64,000	1.88%, 10/01/17	64,789
46,000	3.25%, 10/01/22	46,686
37,000	4.63%, 10/01/42	38,036

		1,937,809

REAL ESTATE - 0.2%
	AvalonBay Communities, Inc.
78,000	2.95%, 09/15/22	77,919
	Boston Properties LP
100,000	3.85%, 02/01/23	105,543
	DDR Corp.
66,000	4.63%, 07/15/22	71,905
	Duke Realty LP
109,000	6.50%, 01/15/18	126,713
	Host Hotels & Resorts LP
21,000	4.75%, 03/01/23	21,866
48,000	6.00%, 11/01/20	53,280

		457,226

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.0%
	Texas Instruments, Inc.
69,000	1.65%, 08/03/19	69,436

SOFTWARE & SERVICES - 0.1%
	eBay, Inc.
65,000	1.35%, 07/15/17	65,855
46,000	2.60%, 07/15/22	46,419
55,000	4.00%, 07/15/42	53,770

		166,044

TECHNOLOGY HARDWARE & EQUIPMENT - 0.0%
	Hewlett-Packard Co.
46,000	4.05%, 09/15/22(h)	46,632
	Jabil Circuit, Inc.
10,000	4.70%, 09/15/22	10,000

		56,632

TELECOMMUNICATION SERVICES - 0.9%
	America Movil SAB de CV
200,000	2.38%, 09/08/16	209,118
	AT&T, Inc.
153,000	0.88%, 02/13/15	154,399
104,000	1.60%, 02/15/17	106,808
88,000	2.95%, 05/15/16	94,643
72,000	5.55%, 08/15/41	89,981
99,000	6.40%, 05/15/38	131,253
	CenturyLink, Inc.
18,000	5.80%, 03/15/22	19,623
27,000	7.65%, 03/15/42	28,853
	Cincinnati Bell, Inc.
124,000	8.25%, 10/15/17	132,990
	Corning, Inc.
48,000	4.75%, 03/15/42	52,086
	Crown Castle Towers LLC
107,000	4.88%, 08/15/20(f)	120,606

Principal Amount ($)		Value ($)

CORPORATE NOTES — (continued)

TELECOMMUNICATION SERVICES — (continued)
10,000	6.11%, 01/15/20(f)	12,062
	Frontier Communications Corp.
96,000	7.13%, 03/15/19(f)	102,720
	Hughes Satellite Systems Corp.
70,000	6.50%, 06/15/19	75,250
	Koninklijke Philips Electronics N.V.
18,000	5.00%, 03/15/42	20,367
	PAETEC Holding Corp.
86,000	8.88%, 06/30/17	93,740
	Verizon Communications, Inc.
254,000	2.00%, 11/01/16	265,818
	Vodafone Group PLC
92,000	2.50%, 09/26/22	92,064

		1,802,381

TRANSPORTATION - 0.1%
	CSX Corp.
102,000	4.25%, 06/01/21	114,789
	United Parcel Service, Inc.
92,000	2.45%, 10/01/22	93,045

		207,834

UTILITIES - 1.1%
	AES Panama SA
60,000	6.35%, 12/21/16(f)	66,150
	Arizona Public Service Co.
70,000	6.25%, 08/01/16	82,417
	Banco do Nordeste do Brasil SA
100,000	3.63%, 11/09/15(f)	103,000
	Calpine Corp.
15,000	7.25%, 10/15/17(f)	16,088
	Carolina Power & Light Co.
50,000	2.80%, 05/15/22(h)	52,136
	Consolidated Edison Co. of New York, Inc.
11,000	5.85%, 04/01/18	13,654
121,000	6.65%, 04/01/19	156,714
	Dominion Resources, Inc.
76,000	1.95%, 08/15/16	78,623
43,000	4.90%, 08/01/41	49,983
	Duke Energy Corp.
92,000	1.63%, 08/15/17	92,378
230,000	3.05%, 08/15/22	232,700
	Empresa de Energia de Bogota SA
19,000	6.13%, 11/10/21(f)	20,995
	Exelon Corp.
117,000	4.90%, 06/15/15	128,685
	Florida Power & Light Co.
95,000	4.13%, 02/01/42	103,785
	Georgia Power Co.
50,000	4.30%, 03/15/42	53,565
	Great Plains Energy, Inc.
111,000	4.85%, 06/01/21	123,317
	Majapahit Holding BV
100,000	7.75%, 10/17/16(f)	118,875
	Midamerican Energy Holdings Co.
9,000	6.13%, 04/01/36	11,554
	NextEra Energy Capital Holdings, Inc.
167,000	2.60%, 09/01/15	173,264

See accompanying Notes to Financial Statements  |  87

INVESTMENT PORTFOLIO (continued)

As of September 30, 2012	Pyxis Fixed Income Fund

Principal Amount ($)		Value ($)

Bonds & Notes — (continued)

CORPORATE NOTES — (continued)

UTILITIES — (continued)
	Nisource Finance Corp.
113,000	3.85%, 02/15/23	118,777
	Oglethorpe Power Corp.
57,000	5.38%, 11/01/40(h)	69,150
	Pacific Gas & Electric Co.
71,000	6.05%, 03/01/34	93,624
	PacifiCorp
6,000	6.25%, 10/15/37	8,251
	Potomac Edison Co. (The)
112,000	5.35%, 11/15/14	121,132
	Sempra Energy
103,000	2.30%, 04/01/17	107,911

		2,196,728

	Total Corporate Notes (Cost $22,000,109)	23,334,777

MUNICIPAL BONDS AND NOTES - 0.3%
	American Municipal Power, Inc.
45,000	6.27%, 02/15/50	52,498
	Municipal Electric Authority of Georgia
68,000	6.64%, 04/01/57	79,048
	New Jersey State Turnpike Authority
80,000	7.41%, 01/01/40	118,129
	New Jersey Transportation Trust Fund Authority
50,000	6.88%, 12/15/39	57,800
	Port Authority of New York & New Jersey
105,000	4.46%, 10/01/62	105,000
	South Carolina State Public Service Authority
55,000	6.45%, 01/01/50	74,763
	State of California, GO
75,000	5.70%, 11/01/21	85,235

	Total Municipal Bonds and Notes (Cost $495,661)	572,473

NON-AGENCY COLLATERALIZED MORTGAGE BACKED SECURITIES - 2.0%
	Banc of America Commercial Mortgage, Inc.
	(Series 2005-6) (Class A4)
110,000	5.36%, 09/10/47(a)	124,149
	(Series 2006-4) (Class AM)
50,000	5.68%, 07/10/46	55,934
	(Series 2007-4) (Class A4)
50,000	5.92%, 02/10/51(a)	59,505
	(Series 2008-1) (Class A4)
50,000	6.40%, 02/10/51(a)	61,008
	Bear Stearns Commercial Mortgage Securities
	(Series 2005-T18) (Class A4)
115,000	4.93%, 02/13/42(a)	125,970
	(Series 2006-PW11) (Class A2)
57,106	5.57%, 03/11/39(a)	57,585

Principal Amount ($)		Value ($)

NON-AGENCY COLLATERALIZED MORTGAGE BACKED SECURITIES — (continued)
	(Series 2006-T22) (Class AM)
110,000	5.71%, 04/12/38(a)	120,892
	Citigroup Commercial Mortgage Trust
	(Series 2006-C5) (Class AJ)
50,000	5.48%, 10/15/49	46,195
	Commercial Mortgage Pass Through Certificates
	(Series 2005-LP5) (Class A4)
60,000	4.98%, 05/10/43(a)	66,218
	(Series 2006-C7) (Class AM)
90,000	5.97%, 06/10/46(a)	96,574
	Greenwich Capital Commercial Funding Corp.
	(Series 2007-GG11) (Class A2)
564,069	5.60%, 12/10/49	580,789
	GS Mortgage Securities Corp. II
	(Series 2011-GC5) (Class A2)
110,000	3.00%, 08/10/44	118,118
	(Series 2011-GC5) (Class B)
30,000	5.47%, 08/10/44(a)(f)	34,183
	JP Morgan Chase Commercial Mortgage Securities Corp.
	(Series 2012-CBX) (Class AS)
90,000	4.27%, 06/15/45	99,390
	(Series 2005-LDP1) (Class A4)
50,000	5.04%, 03/15/46(a)	54,567
	(Series 2005-CB11) (Class A4)
440,000	5.34%, 08/12/37(a)	486,014
	(Series 2006-LDP8) (Class AM)
100,000	5.44%, 05/15/45	111,471
	(Series 2007-CB18) (Class A4)
220,000	5.44%, 06/12/47	254,952
	LB-UBS Commercial Mortgage Trust
	(Series 2005-C5) (Class A4)
270,000	4.95%, 09/15/30	298,162
	(Series 2006-C1) (Class A4)
120,000	5.16%, 02/15/31	134,863
	(Series 2006-C4) (Class A4)
50,000	6.06%, 06/15/38(a)	57,985
	Merrill Lynch Countrywide Commercial Mortgage Trust
	(Series 2006-3) (Class AJ)
50,000	5.49%, 07/12/46(a)	43,896
	Morgan Stanley Capital I
	(Series 2004-T13) (Class A4)
200,000	4.66%, 09/13/45	207,908
	(Series 2005-IQ9) (Class A5)
300,000	4.70%, 07/15/56	323,534
	(Series 2006-T21) (Class A4)
150,000	5.16%, 10/12/52(a)	168,854
	(Series 2007-IQ16) (Class A2)
19,301	5.62%, 12/12/49	19,292
	(Series 2006-IQ11) (Class B)
100,000	5.90%, 10/15/42(a)	84,082
	(Series 2006-T23) (Class A4)
50,000	5.99%, 08/12/41(a)	58,702
	(Series 2008-T29) (Class AM)
70,000	6.46%, 01/11/43(a)	82,793

88  |  See accompanying Notes to Financial Statements

INVESTMENT PORTFOLIO (continued)

As of September 30, 2012	Pyxis Fixed Income Fund

Principal Amount ($)		Value ($)

Bonds & Notes — (continued)

NON-AGENCY COLLATERALIZED MORTGAGE BACKED SECURITIES — (continued)
	Wachovia Bank Commercial Mortgage Trust
	(Series 2006-C23) (Class AM)
120,000	5.47%, 01/15/45(a)	132,281
	Wells Fargo Commercial Mortgage Trust
	(Series 2012-LC5) (Class C)
20,000	4.69%, 10/15/45(a)	20,499

	Total Non-Agency Collateralized Mortgage Backed Securities (Cost $3,916,637)	4,186,365

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 0.0%
	Collateralized Mortgage Obligation Trust
	(Series 55) (Class B)
1,441	0.00%, 11/01/18(c)(d)	1,381
	Credit Suisse First Boston Mortgage Securities Corp.
	(Series 2005-9) (Class CB1)
96,594	5.32%, 10/25/35(a)	3,910
	Credit Suisse Mortgage Capital Certificates
	(Series 2006-1) (Class CB1)
32,514	5.53%, 02/25/36(a)	617
	MASTR Alternative Loans Trust
	(Series 2003-5) (Class 15AX)
53,363	5.00%, 08/25/18(b)	4,894
	Wells Fargo Mortgage Backed Securities Trust
	(Series 2006-3) (Class B1)
157,864	5.50%, 03/25/36	3,200

	Total Non-Agency Collateralized Mortgage Obligations (Cost $283,969)	14,002

SOVEREIGN BONDS - 0.9%
	Argentine Republic Government International Bond
14,979	2.50%, 12/31/38(g)	5,557
10,688	8.28%, 12/31/33	8,069
	Corp Andina de Fomento
92,000	4.38%, 06/15/22	100,235
	El Salvador Government International Bond
40,000	7.65%, 06/15/35(f)	44,900
	Hungary Government International Bond
13,000	4.75%, 02/03/15	13,079
53,000	6.25%, 01/29/20	57,764
36,000	7.63%, 03/29/41	40,860
	Korea Development Bank
172,000	3.25%, 03/09/16	181,349
	Korea National Oil Corp.
137,000	2.88%, 11/09/15(f)	143,028
	Lebanon Government International Bond
6,600	4.00%, 12/31/17	6,518

Principal Amount ($)		Value ($)

SOVEREIGN BONDS — (continued)
20,000	5.15%, 11/12/18	19,900
20,000	6.10%, 10/04/22	20,300
	Mexico Government International Bond
20,000	5.75%, 10/12/10(e)	24,050
18,000	6.05%, 01/11/40(h)	24,075
	Mexico Government International Bond, MTN
48,000	4.75%, 03/08/44	53,520
	Panama Government International Bond
23,000	6.70%, 01/26/36	32,430
	Peruvian Government International Bond
71,000	6.55%, 03/14/37	104,902
	Philippine Government International Bond
100,000	6.38%, 01/15/32	135,625
	Poland Government International Bond
15,000	3.00%, 03/17/23	14,778
76,000	5.00%, 03/23/22	88,350
13,000	6.38%, 07/15/19	16,104
	Republic of Ghana
100,000	8.50%, 10/04/17(f)	118,000
	Republic of Serbia
200,000	7.25%, 09/28/21(f)	213,000
	Romanian Government International Bond
38,000	6.75%, 02/07/22(f)	42,892
	Russian Foreign Bond - Eurobond
14,729	7.50%, 03/31/30(g)	18,625
	Turkey Government International Bond
19,000	6.88%, 03/17/36	24,178
	Ukraine Government International Bond
200,000	6.25%, 06/17/16(f)	193,156
	Uruguay Government International Bond
50,472	6.88%, 09/28/25	69,147
	Venezuela Government International Bond
60,000	10.75%, 09/19/13	61,800
	Vietnam Government International Bond
6,087	1.50%, 03/12/16(a)	5,569

	Total Sovereign Bonds (Cost $1,729,967)	1,881,760

U.S. GOVERNMENT AGENCY - 3.1%
	Federal Home Loan Mortgage Corp.
4,700,000	2.00%, 08/25/16	4,962,566
1,477,000	2.38%, 01/13/22	1,552,665

	Total U.S. Government Agency (Cost $6,360,055)	6,515,231

U.S. TREASURIES - 58.5%
	U.S. Treasury Bonds
2,216,900	2.75%, 08/15/42(h)	2,180,530
10,404,500	3.00%, 05/15/42(h)	10,789,789

See accompanying Notes to Financial Statements  |  89

INVESTMENT PORTFOLIO (continued)

As of September 30, 2012	Pyxis Fixed Income Fund

Principal Amount ($)		Value ($)

Bonds & Notes — (continued)

U.S. TREASURIES — (continued)
4,923,100	3.13%, 02/15/42(h)(i)	5,237,716
	U.S. Treasury Notes
35,656,300	0.13%, 07/31/14(h)	35,588,054
498,000	0.38%, 06/15/15	499,128
1,060,000	0.50%, 10/15/14	1,065,549
23,868,500	0.50%, 07/31/17(h)	23,754,767
555,500	0.63%, 12/31/12	556,238
31,600	0.63%, 08/31/17	31,625
17,476,300	0.75%, 06/30/17(h)	17,611,479
3,490,000	1.38%, 01/15/13	3,503,088
17,481,100	1.63%, 08/15/22(h)	17,464,720
2,630,500	1.75%, 05/15/22(h)	2,667,903
145,000	2.13%, 08/15/21	153,406
1,050,000	2.38%, 02/28/15	1,102,992

	Total U.S. Treasuries (Cost $121,718,583)	122,206,984

	Total Bonds & Notes (Cost $191,349,845)	194,959,089

Shares

Other Investments - 0.3%
609,871	GEI Investment Fund(j)	750,141

	Total Other Investments (Cost $609,871)	750,141

Registered Investment Company - 9.7%
20,274,450	Federated Prime Obligations Fund	20,274,450

	Total Registered Investment Company (Cost $20,274,450)	20,274,450

Total Investments - 103.4%		215,983,680

(Cost $212,234,166)
Liabilities in Excess of Other Assets - (3.4)%		(7,179,645)

Net Assets - 100.0%		208,804,035

(a)	Variable or floating rate security. The interest rate shown reflects the rate in effect at September 30, 2012.
(b)	Interest only security. These types of securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of prinicpal on the pool reduce the value of the “interest only” holding.
(c)	Principal only security. These types of securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the “principal only” holder.
(d)	Zero coupon bond. Coupon amount represents effective yield to maturity.
(e)	Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.
(f)	Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At September 30, 2012, these securities amounted to $9,936,453 or 4.8% of net assets.
(g)	Step coupon bond. Security becomes interest bearing at a future date.
(h)	Securities (or a portion of securities) on loan. As of September 30, 2012, the market value of securites loaned was $19,538,017. The loaned securities were secured with cash and securities collateral of $20,050,539. See Note 5.
(i)	At September 30, 2012, all or portion of this security was pledged as collateral requirements for futures contracts and/or TBA’s.
(j)	The security is a private fund.

ARM	Adjustable Rate Mortgage
MTN	Medium-Term Note
PLC	Public Limited Company
REMIC	Real Estate Mortgage Investment Conduit
STRIPS	Separate Trading of Registered Interest and Principal of
Security
TBA	To be announced

90  |  See accompanying Notes to Financial Statements

INVESTMENT PORTFOLIO (continued)

As of September 30, 2012	Pyxis Fixed Income Fund

The Fund had the following futures contracts, brokered by Royal Bank of Scotland, open at September 30, 2012:

Description	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Long Futures:
2 Yr. U.S. Treasury Notes Futures	December 2012	5	1,102,656	$517
5 Yr. U.S. Treasury Notes Futures	December 2012	120	14,955,938	60,439

				60,956
Short Futures:
10 Yr. U.S. Treasury Notes Futures	December 2012	54	7,208,156	(31,797)
Long U.S. Treasury Bond Futures	December 2012	18	2,688,750	(5,049)
Ultra Long U.S. Treasury Bond Futures	December 2012	25	4,130,469	11,244

				(25,602)

				$35,354

See accompanying Notes to Financial Statements   |  91

INVESTMENT PORTFOLIO

As of September 30, 2012	Pyxis Money Market Fund II

Principal Amount ($)		Amortized Cost ($)

Short-Term Investments - 95.5%

CERTIFICATES OF DEPOSIT - 15.7%
	Australia & New Zealand Banking Group Ltd.
1,600,000	0.23%, 11/08/12	1,600,017
	Bank of Nova Scotia
1,550,000	0.31%, 06/13/13(a)	1,550,000
	National Australia Bank/New York
1,500,000	0.27%, 10/29/12(a)	1,499,999
	Royal Bank of Canada
1,000,000	0.45%, 04/10/13(a)	999,999
	Standard Chartered Bank
1,450,000	0.48%, 01/10/13	1,449,999
	Svenska Handelsbanken AB
1,800,000	0.30%, 10/11/12	1,800,000
	Toronto Dominion Bank
1,250,000	0.17%, 10/18/12	1,249,999
	Westpac Banking Corp., New York
1,700,000	0.44%, 02/11/13(a)	1,700,000

	Total Certificates of Deposit (Cost $11,850,013)	11,850,013

COMMERCIAL PAPER - 19.5%
	Chevron Corp.
1,050,000	0.11%, 10/26/12(b)	1,049,920
650,000	0.12%, 11/19/12(b)	649,894
	Commonwealth Bank of Australia
1,750,000	0.19%, 11/21/12(b)	1,749,517
	DNB Bank ASA
600,000	0.23%, 12/17/12(b)	599,705
400,000	0.26%, 12/17/12(b)	399,778
	Glaxosmithkline Finance PLC
500,000	0.13%, 10/11/12(b)	499,982
	HSBC Bank PLC
1,950,000	0.26%, 03/25/13(a)(b)	1,950,000
	JP Morgan Chase & Co.
550,000	0.26%, 10/15/12(a)(b)	550,013
850,000	0.28%, 11/07/12(b)	849,755
	KFW
1,050,000	0.20%, 10/12/12(b)	1,049,936
	Nordea North America, Inc.
1,350,000	0.22%, 11/27/12(b)	1,349,530
	Novartis Finance Corp.
800,000	0.11%, 10/03/12(b)	799,996
	Procter & Gamble Co.
950,000	0.12%, 10/15/12(b)	949,956
950,000	0.15%, 12/12/12(b)	949,715
	Skandinaviska Enskilda Banken AB
1,300,000	0.22%, 10/03/12(b)	1,299,984

	Total Commercial Paper (Cost $14,697,681)	14,697,681

CORPORATE NOTES - 2.7%
	Inter-American Development Bank
1,550,000	0.13%, 11/06/12(b)	1,549,798
500,000	0.15%, 12/10/12(b)	499,859

	Total Corporate Notes (Cost $2,049,657)	2,049,657

U.S. GOVERNMENT AGENCY - 29.8%
	Fannie Mae Discount Notes
1,700,000	0.11%, 11/28/12(b)	1,699,699
1,300,000	0.12%, 10/31/12(b)	1,299,875
1,050,000	0.13%, 11/14/12(b)	1,049,840

Principal Amount ($)		Amortized Cost ($)

U.S. GOVERNMENT AGENCY — (continued)
1,300,000	0.13%, 12/19/12(b)	1,299,643
850,000	0.14%, 10/24/12(b)	849,927
	Federal Home Loan Bank Discount Notes
600,000	0.07%, 10/19/12(b)	599,979
550,000	0.12%, 10/10/12(b)	549,983
950,000	0.12%, 10/19/12(b)	949,943
1,950,000	0.12%, 10/24/12(b)	1,949,850
1,100,000	0.13%, 10/10/12(b)	1,099,965
1,200,000	0.13%, 11/16/12(b)	1,199,801
1,050,000	0.13%, 12/05/12(b)	1,049,754
300,000	0.13%, 12/05/12(b)	299,930
1,250,000	0.14%, 11/09/12(b)	1,249,817
	Federal Home Loan Mortgage Corp.
1,400,000	0.63%, 10/30/12	1,400,525
	Freddie Mac Discount Notes
1,050,000	0.12%, 10/23/12(b)	1,049,923
1,900,000	0.12%, 11/19/12(b)	1,899,690
500,000	0.13%, 10/25/12(b)	499,957
600,000	0.14%, 12/10/12(b)	599,839
750,000	0.15%, 02/04/13(b)	749,609
1,050,000	0.16%, 02/19/13(b)	1,049,341

	Total U.S. Government Agency (Cost $22,396,890)	22,396,890

U.S. TREASURIES - 19.2%
	U.S. Treasury Bills
2,700,000	0.06%, 10/18/12(b)	2,699,924
	U.S. Treasury Notes
2,100,000	0.38%, 10/31/12	2,100,450
3,550,000	0.50%, 11/30/12	3,551,978
2,100,000	1.38%, 10/15/12	2,101,025
2,100,000	1.38%, 01/15/13	2,107,353
1,900,000	1.38%, 03/15/13	1,910,699

	Total U.S. Treasuries (Cost $14,471,429)	14,471,429

REPURCHASE AGREEMENT - 8.6%
6,500,000	Barclays Capital, Inc. 0.20%, 10/01/12, (Dated 09/28/12, repurchase price of $6,500,108 collateralized by a U.S. Government Obligations, 2.13%, due 02/29/16, value $6,630,034)	6,500,000

	Total Repurchase Agreement (Cost $6,500,000)	6,500,000

	Total Short-Term Investments (Cost $71,965,670)	71,965,670

92  |  See accompanying Notes to Financial Statements

INVESTMENT PORTFOLIO (continued)

As of September 30, 2012	Pyxis Money Market Fund II

Shares		Value ($)

Registered Investment Company - 4.6%
3,444,669	Federated Prime Obligations Fund	3,444,669

	Total Registered Investment Company (Cost $3,444,669)	3,444,669

Total Investments - 100.1%		75,410,339

(Cost $75,410,339)
Liabilities in Excess of Other Assets - (0.1)%		(107,651)

Net Assets - 100.0%		75,302,688

(a)	Variable or floating rate security. The interest rate shown reflects the rate in effect at September 30, 2012.
(b)	Coupon amount represents effective yield at time of purchase.

See accompanying Notes to Financial Statements  |  93

STATEMENTS OF ASSETS AND LIABILITIES

As of September 30, 2012

	Pyxis Alpha Trend Strategies Fund ($)	Pyxis Alternative Income Fund ($)	Pyxis Energy and Materials Fund ($)

Assets
Investments, at value*(a)	3,828,644	12,899,687	223,385
Cash held as collateral for securities loaned (Note 5)	—	4,125,000	—
Receivable for:
Investments sold	747,613	7,416,632	3,971,855
Dividend and interest	11,351	1,577	4,711
Due from broker	227,806	—	208,369
Investment adviser and administrator fees (Note 7)	8,168	—	25,161
Sub-administrator, custodian and transfer agent fees	—	—	—
Fund shares sold	—	113,011	—
Prepaid expenses	5,227	—	—
Offering cost (Note 2)	13,386	16,002	15,473

Total assets	4,842,195	24,571,909	4,448,954

Liabilities
Securities sold short, at value (proceeds $2,750,203)	—	2,771,100	—
Due to broker	—	213,440	—
Payable for:
Upon receipt of securities loaned (Note 5)	—	4,125,000	—
Distributions	—	14,258	—
Investments purchased	371,550	3,043,204	215,638
Fund shares redeemed	30,009	30,066	—
Variation margin	—	—	—
Investment adviser and administrator fees (Note 7)	—	—	—
Trustee fees	250	1,034	161
Distribution and service fees (Note 7)	318	1,369	11
Transfer agent fees	3,142	2,994	2,639
Custody fees	1,152	1,246	1,418
Accrued expenses and other liabilities	2,871	21,182	2,736

Total liabilities	409,292	10,224,893	222,603

Net Assets	4,432,903	14,347,016	4,226,351

Net Assets Consist of:
Par value (Note 1)	471	1,487	385
Paid-in capital	4,483,408	14,743,309	3,884,444
Accumulated net investment income (loss)	(18,601)	33,574	13,150
Accumulated net realized gain (loss) from investments, short positions, future contracts and foreign currency transactions	(82,972)	(569,928)	328,372
Net unrealized appreciation (depreciation) on investments, short positions, future contracts and translation of assets and liabilities denominated in foreign currency	50,597	138,574	—

Net Assets	4,432,903	14,347,016	4,226,351

* Investments and Repurchase Agreement, at cost	3,778,047	12,740,216	223,385
(a) Includes market value of securities on loan of:	—	4,022,000	—

94  |  See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

Pyxis Funds II

Pyxis Trend Following Fund ($)	Pyxis Core America Equity Fund ($)	Pyxis Dividend Equity Fund ($)	Pyxis Premier Growth Equity Fund ($)

2,399,646	201,171,061	10,918,742	162,899,655
677,825	729,648	500,515	—

—	512,212	—	785,743
2,709	192,918	26,215	89,540
—	—	—	—
11,670	—	11,582	—
—	25,304	—	19,132
—	729	157,000	158,885
15,242	15,500	16,644	5,884
—	—	1,491	—

3,107,092	202,647,372	11,632,189	163,958,839

—	—	—	—
—	—	—	—

677,825	729,648	500,515	—
—	190	8,663	—
219,338	238,967	—	682,142
—	12,349	6,227	75,177
—	1,688	—	16,875
—	70,494	—	80,011
446	3,816	171	3,103
430	27,459	455	22,222
4,696	48,714	3,102	43,393
696	15,714	2,923	5,755
10,319	89,460	4,032	64,388

913,750	1,238,499	526,088	993,066

2,193,342	201,408,873	11,106,101	162,965,773

235	19,674	973	6,281
2,596,979	183,179,859	9,982,031	121,586,490
(66,092)	224,098	13,432	193,751

(403,182)	(7,411,793)	(3,875)	(3,565,206)

65,402	25,397,035	1,113,540	44,744,457

2,193,342	201,408,873	11,106,101	162,965,773

2,334,244	175,767,811	9,805,202	118,093,513
653,650	712,437	491,756	—

See accompanying Notes to Financial Statements.  |  95

STATEMENTS OF ASSETS AND LIABILITIES (continued)

As of September 30, 2012

	Pyxis Alpha Trend Strategies Fund ($)	Pyxis Alternative Income Fund ($)	Pyxis Energy and Materials Fund ($)

Class A:
Net assets	1,096,531	5,569,750	11,030
Shares outstanding ($0.001 par value; unlimited shares authorized)	116,852	577,655	1,005

Net asset value per share(a)(b)	9.38	9.64	10.98

Maximum offering price per share(c)	9.95	10.23	11.65

Class B:
Net assets	—	—	—
Shares outstanding ($0.001 par value; unlimited shares authorized)	—	—	—

Net asset value and offering price per share(a)	—	—	—

Class C:
Net assets	51,141	72,934	10,970
Shares outstanding ($0.001 par value; unlimited shares authorized)	5,462	7,559	1,001

Net asset value and offering price per share(a)	9.36	9.65	10.96

Class R:
Net assets	333,112	1,142,335	11,016
Shares outstanding ($0.001 par value; unlimited shares authorized)	35,411	118,400	1,003

Net asset value, offering and redemption price per share	9.41	9.65	10.98

Class Y:
Net assets	2,952,119	7,561,997	4,193,335
Shares outstanding ($0.001 par value; unlimited shares authorized)	313,419	783,620	381,606

Net asset value, offering and redemption price per share	9.42	9.65	10.99

(a)	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).
(b)	Purchases of $1,000,000 or more are subject to a 1.00% CDSC if redeemed within one year of purchase.
(c)	The sales charge is 5.75% for all Funds except for the Tax-Exempt Fund and Fixed Income Fund, which is 4.25%. On sales of $1,000,000 or more, there is no sales charge and therefore the offering will be lower.

96  |  See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

Pyxis Funds II

Pyxis Trend Following Fund ($)	Pyxis Core America Equity Fund ($)	Pyxis Dividend Equity Fund ($)	Pyxis Premier Growth Equity Fund ($)

2,144,064	194,778,956	424,355	127,027,681
229,807	19,030,613	35,473	4,861,437

9.33	10.24	11.96	26.13

9.90	10.86	12.69	27.72

—	60,872	—	110,176
—	6,277	—	4,904

—	9.70	—	22.46

49,278	3,442,736	771,145	10,511,504
5,299	362,046	67,666	467,240

9.30	9.51	11.40	22.50

—	2,114	—	233,460
—	204	—	9,036

—	10.33	—	25.84

—	3,124,195	9,910,601	25,082,952
—	274,576	869,585	937,954

—	11.38	11.40	26.74

See accompanying Notes to Financial Statements.  |  97

STATEMENTS OF ASSETS AND LIABILITIES (continued)

As of September 30, 2012

	Pyxis Small-Cap Equity Fund ($)	Pyxis Global Equity Fund ($)	Pyxis International Equity Fund ($)

Assets
Investments, at value*(a)	37,380,031	23,430,364	12,515,134
Repurchase Agreement, at value*	—	—	—
Restricted Cash (Note 2)	—	—	25,548
Foreign currency**	—	20,300	33,116
Cash held as collateral for securities loaned (Note 5)	4,647,969	918,956	—
Receivable for:
Investments sold	76,591	—	28,119
Dividend and interest	46,048	81,326	88,598
Sub-administrator, custodian and transfer agent fees	—	12,245	2,325
Fund shares sold	3,263	212	26
Prepaid expenses	15,426	4,418	—
Variation margin	—	—	—

Total assets	42,169,328	24,467,821	12,692,866

Liabilities
Due to Custodian	362	—	—
Payable for:
Upon receipt of securities loaned (Note 5)	4,647,969	918,956	—
Distributions	—	—	—
Investments purchased	53,927	—	13,659
Fund shares redeemed	130,756	666	10,247
Variation margin	—	—	4,169
Investment adviser and administrator fees (Note 7)	29,396	14,484	8,324
Trustee fees	770	565	357
Distribution and service fees (Note 7)	6,116	3,139	1,881
Transfer agent fees	12,678	12,850	9,724
Custody fees	5,712	18,674	38,351
Accrued expenses and other liabilities	21,067	17,721	9,540

Total liabilities	4,908,753	987,055	96,252

Net Assets	37,260,575	23,480,766	12,596,614

Net Assets Consist of:
Par value (Note 1)	2,934	1,159	1,055
Paid-in capital	31,805,236	27,652,756	26,423,001
Accumulated net investment income (loss)	(331,201)	(18,797)	(3,876)
Accumulated net realized gain (loss) from investments, future contracts and foreign currency transactions	2,170,468	(6,491,144)	(14,728,939)
Net unrealized appreciation (depreciation) on investments, future contracts and translation of assets and liabilities denominated in foreign currency	3,613,138	2,336,792	905,373

Net Assets	37,260,575	23,480,766	12,596,614

* Investments and Repurchase Agreement, at cost	33,766,893	21,094,271	11,602,167
** Foreign currency, at cost	—	20,116	33,087
(a) Includes market value of securities on loan of:	4,493,548	870,552	—

98  |  See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

Pyxis Funds II

Pyxis Total Return Fund ($)	Pyxis Tax-Exempt Fund ($)	Pyxis Fixed Income Fund ($)	Pyxis Money Market Fund II ($)

84,108,142	35,864,017	215,983,680	68,910,339
—	—	—	6,500,000
19,028	—	—	—
37,859	—	—	—
5,674,635	—	20,050,539	—

2,109,495	—	6,667,580	—
264,786	457,602	692,936	38,637
—	—	7,938	49,843
566	2,157	37,328	13,078
1,976	2,232	3,550	376
—	—	12,625	—

92,216,487	36,326,008	243,456,176	75,512,273

—	—	—	—

5,674,635	—	20,050,539	—
61	26,622	57,525	—
3,668,787	588,510	14,032,870	—
70,208	10,556	241,059	131,750
8,097	—	—	—
75,809	8,578	62,003	15,551
1,740	445	4,830	1,548
13,579	5,269	28,920	—
22,919	6,019	41,205	14,844
83,774	1,817	22,250	7,288
59,519	22,128	110,940	38,604

9,679,128	669,944	34,652,141	209,585

82,537,359	35,656,064	208,804,035	75,302,688

3,986	2,890	16,006	75,351
84,955,329	32,681,831	209,048,207	75,249,171
703,368	50,585	(850,164)	—
(8,408,271)	(557,094)	(3,194,883)	(21,834)

5,282,947	3,477,852	3,784,869	—

82,537,359	35,656,064	208,804,035	75,302,688

78,716,544	32,386,165	212,234,166	75,410,339
37,671	—	—	—
5,515,593	—	19,538,017	—

See accompanying Notes to Financial Statements.  |  99

STATEMENTS OF ASSETS AND LIABILITIES (continued)

As of September 30, 2012

	Pyxis Small-Cap Equity Fund ($)	Pyxis Global Equity Fund ($)	Pyxis International Equity Fund ($)

Class A:
Net assets	33,698,331	23,348,848	11,321,574
Shares outstanding ($0.001 par value; unlimited shares authorized)	2,615,951	1,151,705	943,912

Net asset value per share(a)(b)	12.88	20.27	11.99

Maximum offering price per share(c)	13.67	21.51	12.72

Class B:
Net assets	154,443	4,170	14,602
Shares outstanding ($0.001 par value; unlimited shares authorized)	14,083	232	1,332

Net asset value and offering price per share(a)	10.97	18.01	10.97

Class C:
Net assets	2,946,542	126,435	666,200
Shares outstanding ($0.001 par value; unlimited shares authorized)	270,187	6,942	61,058

Net asset value and offering price per share(a)	10.91	18.21	10.91

Class R:
Net assets	1,088	928	886
Shares outstanding ($0.001 par value; unlimited shares authorized)	85	46	73

Net asset value, offering and redemption price per share	12.79	20.29	12.06

Class Y:
Net assets	460,171	385	593,352
Shares outstanding ($0.001 par value; unlimited shares authorized)	34,134	19	48,781

Net asset value, offering and redemption price per share	13.48	20.41	12.16

Retail Class:
Net assets	—	—	—
Shares outstanding ($0.001 par value; unlimited shares authorized)	—	—	—

Net asset value, offering and redemption price per share	—	—	—

Institutional Class:
Net assets	—	—	—
Shares outstanding ($0.001 par value; unlimited shares authorized)	—	—	—

Net asset value, offering and redemption price per share	—	—	—

(a)	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).
(b)	Purchases of $1,000,000 or more are subject to a 1.00% CDSC if redeemed within one year of purchase.
(c)	The sales charge is 5.75% for all Funds except for the Tax-Exempt Fund and Fixed Income Fund, which is 4.25%. On sales of $1,000,000 or more, there is no sales charge and therefore the offering will be lower.

100  |  See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

Pyxis Funds II

Pyxis Total Return Fund ($)	Pyxis Tax-Exempt Fund ($)	Pyxis Fixed Income Fund ($)	Pyxis Money Market Fund II ($)

75,215,741	33,746,870	202,060,152	—
3,607,082	2,735,819	15,489,847	—

20.85	12.34	13.04	—

22.12	12.89	13.62	—

138,633	1,712	119,728	—
6,893	139	9,180	—

20.11	12.33	13.04	—

6,965,116	1,727,612	5,051,052	—
361,774	140,144	386,697	—

19.25	12.33	13.06	—

1,029	—	2,131	—
49	—	163	—

20.94	—	13.05

216,840	179,870	1,570,972	—
10,280	13,484	120,593	—

21.09	13.34	13.03	—

—	—	—	59,779,342
—	—	—	59,830,138

—	—	—	1.00

—	—	—	15,523,346
—	—	—	15,520,834

—	—	—	1.00

See accompanying Notes to Financial Statements.  |  101

STATEMENTS OF OPERATIONS

For the year ended September 30, 2012 (unless otherwise indicated)

	Pyxis Alpha Trend Strategies Fund ($)(a)	Pyxis Alternative Income Fund ($)(b)	Pyxis Energy and Materials Fund ($)(c)

Investment Income
Income:
Dividends	31,397	570,493	65,471
Less: Foreign taxes withheld	—	—	(1,366)
Securities lending income	1,196	2,800	—

Total Income	32,593	573,293	64,105

Expenses:
Investment adviser and administrator fees (Note 7)	73,838	157,109	32,816
Distribution and service fees: (Note 7)
Class A	2,516	6,729	30
Class B	—	—	—
Class C	209	267	86
Class R	1,299	4,657	43
Transfer agent fees	17,100	16,450	14,850
Trustees fees (Note 7)	428	1,368	284
Custody fees	2,463	3,019	5,000
Accounting services fees	22,258	18,900	20,432
Audit fees	1,845	6,668	1,100
Legal fees	11,829	3,138	6,494
Registration fees	12,667	23,170	11,667
Reports to shareholders	1,911	7,981	4,139
Offering costs (Note 2)	87,347	40,703	78,653
Other	3,369	3,150	3,244

Total expenses before waiver and reimbursement (Note 7)	239,079	293,309	178,838
Less: Expenses waived or borne by the adviser and administrator	(153,927)	(141,398)	(121,138)
Less: Expenses waived by the sub-administrator, custodian and transfer agent	(7,384)	(15,711)	(5,469)
Less: Distribution and service fees waiver-Class A	—	(5)	—
Less: Distribution and service fees waiver-Class C	—	(47)	—

Net operating expenses	77,768	136,148	52,231
Dividends and fees on short sales (Note 2)	3,067	5,407	595

Net expenses	80,835	141,555	52,826

Net investment income (loss)	(48,242)	431,738	11,279

Net Realized and Unrealized Gain (Loss) on Investments
Realized gain (loss) on:
Investments	5,102	(304,428)	335,620
Short positions	(85,099)	(265,500)	(7,248)
Future contracts	—	—	—
Increase (decrease) in unrealized appreciation (depreciation) on:
Investments	50,597	159,471	—
Short positions	—	(20,897)	—
Future contracts	—	—	—

Net realized and unrealized gain (loss) on investments	(29,400)	(431,354)	328,372

Net increase (decrease) in net assets resulting from operations	(77,642)	384	339,651

(a) Commenced operations on November 1, 2011.

(b) Commenced operations on January 13, 2012.

(c) Commenced operations on December 1, 2011.

(d) Commenced operations on November 14, 2011.

* Change in unrealized does not include unrealized appreciation in connection with the Reorganization (Note 10).

102  |  See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS (continued)

Pyxis Funds II

Pyxis Trend Following Fund ($)	Pyxis Core America Equity Fund ($)		Pyxis Dividend Equity Fund ($)(d)	Pyxis Premier Growth Equity Fund ($)

41,411	729,658		254,749	2,140,667
—	(3,958)		(2,199)	—
7,019	769		1,020	1,044

48,430	726,469		253,570	2,141,711

120,444	182,754		90,762	943,150

20,986	78,982		883	302,221
—	816		—	1,794
261	14,706		4,363	106,410
—	5		—	1,054
24,317	65,160		16,500	260,475
358	2,359		530	10,808
1,758	12,308		4,019	19,872
26,745	37,609		23,923	80,189
3,310	12,411		1,803	65,145
35,274	8,466		9,936	91,858
69,019	40,000		13,363	49,000
3,355	14,713		4,643	99,930
—	—		108,204	—
6,496	11,019		4,535	41,733

312,323	481,308		283,464	2,073,639
(169,482)	—		(119,384)	—
(7,173)	—		(15,127)	(131,895)
—	—		—	—
—	—		—	—

135,668	481,308		148,953	1,941,744
—	—		—	—

135,668	481,308		148,953	1,941,744

(87,238)	245,161		104,617	199,967

(383,893)	2,152,257		2,789	9,115,200
—	—		—	—
—	57,781		—	667,089

(360,416)	5,381,069	*	1,113,540	36,300,145
—	—		—	—
—	1,887		—	27,376

(744,309)	7,592,994		1,116,329	46,109,810

(831,547)	7,838,155		1,220,946	46,309,777

See accompanying Notes to Financial Statements.  |  103

STATEMENTS OF OPERATIONS

For the year ended September 30, 2012 (unless otherwise indicated)

	Pyxis Small-Cap Equity Fund ($)	Pyxis Global Equity Fund ($)	Pyxis International Equity Fund ($)

Investment Income
Income:
Dividends	417,137	478,527	376,616
Interest	—	198	—
Less: Foreign taxes withheld	(111)	(25,031)	(27,027)
Securities lending income	16,272	2,258	1,902

Total Income	433,298	455,952	351,491

Expenses:
Investment adviser and administrator fees (Note 7)	360,246	181,652	105,675
Distribution and service fees: (Note 7)
Class A	85,952	60,224	29,481
Class B	2,037	96	403
Class C	29,547	1,196	8,285
Class R	5	4	4
Transfer agent fees	75,504	73,218	43,756
Trustees fees (Note 7)	2,654	1,768	1,012
Custody fees	38,826	67,339	146,121
Accounting services fees	66,710	52,235	54,349
Audit fees	14,804	21,320	15,655
Legal fees	19,596	12,448	5,017
Registration fees	45,000	44,000	47,510
Reports to shareholders	23,146	12,525	4,379
Other	18,654	15,289	15,222

Total expenses before waiver and reimbursement (Note 7)	782,681	543,314	476,869
Less: Expenses waived or borne by the adviser and administrator	—	(88,209)	(147,054)
Less: Expenses waived by the sub-administrator, custodian and transfer agent	—	—	—

Net expenses	782,681	455,105	329,815

Net investment income (loss)	(349,383)	847	21,676

Net Realized and Unrealized Gain (Loss) on Investments
Realized gain (loss) on:
Investments	3,705,376	429,788	(399,850)
Future contracts	—	121,903	(7,211)
Foreign currency related transactions	—	(24,053)	(17,404)
Increase (decrease) in unrealized appreciation (depreciation) on:
Investments	5,754,801	3,863,260	2,411,183
Future contracts	—	(3,482)	(12,436)
Foreign currency related transactions	—	(411)	(957)

Net realized and unrealized gain (loss) on investments	9,460,177	4,387,005	1,973,325

Net increase (decrease) in net assets resulting from operations	9,110,794	4,387,852	1,995,001

* Change in unrealized does not include unrealized appreciation in connection with the Reorganization (Note 10).

104  |  See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS (continued)

Pyxis Funds II

Pyxis Total Return Fund ($)	Pyxis Tax-Exempt Fund ($)	Pyxis Fixed Income Fund ($)	Pyxis Money Market Fund II ($)

1,276,252	1,363	28,123	5,690
996,710	1,392,327	2,509,196	135,961
(29,008)	—	—	—
5,737	—	5,773	—

2,249,691	1,393,690	2,543,092	141,651

438,535	129,747	328,300	192,254

199,455	87,899	228,767	—
2,222	35	746	—
74,849	17,327	12,416	—
5	—	5	—
124,605	42,065	68,780	92,382
6,087	2,283	6,397	5,294
356,026	5,962	59,170	42,090
215,760	46,702	165,647	57,332
47,171	13,986	35,528	32,912
46,460	24,948	47,857	16,876
48,000	38,000	46,000	19,000
45,418	21,037	42,271	29,851
51,978	21,875	34,558	34,091

1,656,571	451,866	1,076,442	522,082
(199,017)	(15,008)	(12,722)	—
—	—	—	(380,431)

1,457,554	436,858	1,063,720	141,651

792,137	956,832	1,479,372	—

3,363,280	210,014	3,597,679	(21,834)
280,766	—	(1,491,185)	—
(28,501)	—	(82)	—

9,400,981	1,235,560	1,826,222 *	—
107,143	—	365,200	—
(2,225)	—	28	—

13,121,444	1,445,574	4,297,862	(21,834)

13,913,581	2,402,406	5,777,234	(21,834)

See accompanying Notes to Financial Statements.  |  105

STATEMENTS OF CHANGES IN NET ASSETS

	Pyxis Alpha Trend Strategies Fund	Pyxis Alternative Income Fund
	Period Ended September 30, 2012(a) ($)	Period Ended September 30, 2012(b) ($)

Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	(48,242)	431,738
Net realized gain (loss) on investments, short positions, future contracts, and foreign currency transactions	(79,997)	(569,928)
Net increase (decrease) in unrealized appreciation (depreciation) on investments, short positions, future contracts, and foreign currency transactions	50,597	138,574

Net increase (decrease) from operations	(77,642)	384

Distributions to shareholders from:
Net investment income
Class A	—	(130,347)
Class C	—	(1,553)
Class R	—	(42,281)
Class Y	—	(260,193)
Net realized gains
Class A	—	—

Total distributions	—	(434,374)

Increase (decrease) in net assets from operations and distributions	(77,642)	(433,990)

Share transactions:
Proceeds from sale of shares
Class A	2,052,496	6,458,910
Class C	51,800	73,200
Class R	397,000	1,666,540
Class Y	4,393,403	12,059,796
Value of distributions reinvested
Class A	—	100,396
Class C	—	1,553
Class R	—	12,151
Class Y	—	221,407
Cost of shares redeemed
Class A	(922,228)	(859,213)
Class B	—	—
Class C	—	—
Class R	(46,170)	(489,742)
Class Y	(1,425,120)	(4,467,524)
Reorganization (Note 10)
Class A	—	—
Class B	—	—
Class C	—	—
Class R	—	—
Class Y	—	—
Redemption fees (Note 2)	9,364	3,532

Net increase (decrease) from shares transactions	4,510,545	14,781,006

Total increase (decrease) in net assets	4,432,903	14,347,016
Net Assets
Beginning of period	—	—

End of period	4,432,903	14,347,016

Accumulated net investment income (loss)	(18,601)	33,574

(a)	Commenced operations on November 1, 2011.
(b)	Commenced operations on January 13, 2012.
(c)	Commenced operations on December 1, 2011.
(d)	For the eight months ended September 30, 2011 (See Note 10).
(e)	Commenced operations on November 14, 2011.

106  |  See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Pyxis Funds II

Pyxis Energy and Materials Fund	Pyxis Trend Following Fund			Pyxis Core America Equity Fund		Pyxis Dividend Equity Fund
Period Ended September 30, 2012(c) ($)	Year Ended September 30, 2012 ($)	Period Ended September 30, 2011(d) ($)	Year Ended January 31, 2011 ($)	Year Ended September 30, 2012 ($)	Year Ended September 30, 2011 ($)	Period Ended September 30, 2012(e) ($)

11,279	(87,238)	(119,854)	(296,186)	245,161	324,501	104,617

328,372	(383,893)	1,816,832	(640,729)	2,210,038	2,876,305	2,789

—	(360,416)	(1,939,166)	2,323,403	5,382,956	(3,521,135)	1,113,540

339,651	(831,547)	(242,188)	1,386,488	7,838,155	(320,329)	1,220,946

(47)	—	—	—	(320,011)	(268,259)	(4,632)
(9)	—	—	—	(5,894)	—	(4,891)
(38)	—	—	—	(2)	(51)	—
(21,254)	—	—	—	(1,014)	(1,153)	(146,302)

—	(65,979)	—	(106,490)	—	—	—

(21,348)	(65,979)	—	(106,490)	(326,921)	(269,463)	(155,825)

318,303	(897,526)	(242,188)	1,279,998	7,511,234	(589,792)	1,065,121

10,000	336,158	8,092,365	11,838,887	949,375	1,410,912	394,384
10,000	74,864	—	—	30,536	149,668	711,338
10,000	—	—	—	—	1,000	—
3,856,700	—	—	—	831	15,803	9,769,318

47	59,666	—	102,432	299,324	251,030	3,333
9	—	—	—	4,680	—	4,675
38	—	—	—	2	51	—
21,254	—	—	—	103	—	25,101

—	(6,239,869)	(23,435,665)	(15,004,147)	(6,209,682)	(6,564,157)	(4,443)
—	—	—	—	(106,756)	(122,868)	—
—	(25,186)	—	—	(307,245)	(688,827)	(6,328)
—	—	—	—	—	(10,613)	—
—	—	—	—	(45,985)	(71,605)	(857,192)

—	—	—	—	163,434,133	—	—
—	—	—	—	32,186	—	—
—	—	—	—	2,021,107	—	—
—	—	—	—	1,064	—	—
—	—	—	—	3,055,407	—	—
—	20	—	—	—	—	794

3,908,048	(5,794,347)	(15,343,300)	(3,062,828)	163,159,080	(5,629,606)	10,040,980

4,226,351	(6,691,873)	(15,585,488)	(1,782,830)	170,670,314	(6,219,398)	11,106,101

—	8,885,215	24,470,703	26,253,533	30,738,559	36,957,957	—

4,226,351	2,193,342	8,885,215	24,470,703	201,408,873	30,738,559	11,106,101

13,150	(66,092)	—	—	224,098	323,077	13,432

See accompanying Notes to Financial Statements.  |  107

STATEMENTS OF CHANGES IN NET ASSETS

	Pyxis Premier Growth Equity Fund		Pyxis Small-Cap Equity Fund
	Year Ended September 30, 2012 ($)	Year Ended September 30, 2011 ($)	Year Ended September 30, 2012 ($)	Year Ended September 30, 2011 ($)

Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	199,967	(59,070)	(349,383)	(298,619)
Net realized gain (loss) on investments, future contracts, and foreign currency transactions	9,782,289	10,762,075	3,705,376	7,937,494
Net increase (decrease) in unrealized appreciation (depreciation) on investments, future contracts, and foreign currency transactions	36,327,521	(4,515,683)	5,754,801	(5,286,167)

Net increase (decrease) from operations	46,309,777	6,187,322	9,110,794	2,352,708

Distributions to shareholders from:
Net investment income
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R	—	—	—	—
Class Y	—	—	—	—
Net realized gains
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—

Total distributions	—	—	—	—

Increase (decrease) in net assets from operations and distributions	46,309,777	6,187,322	9,110,794	2,352,708

Share transactions:
Proceeds from sale of shares
Class A	7,886,855	11,124,290	1,385,562	6,583,918
Class B	518	—	—	—
Class C	384,137	912,039	256,582	166,448
Class R	25,457	133,198	—	1,000
Class Y	2,859,803	13,747,737	187,440	6,010
Value of distributions reinvested
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R	—	—	—	—
Class Y	—	—	—	—
Cost of shares redeemed
Class A	(25,639,343)	(45,686,096)	(7,150,865)	(12,370,312)
Class B	(157,389)	(403,455)	(116,058)	(262,370)
Class C	(3,185,420)	(4,722,712)	(574,531)	(566,082)
Class R	(22,576)	(55,743)	—	(11,523)
Class Y	(10,151,043)	(27,974,247)	(5,862)	(4,178)
Capital contribution (Note 1)
Class Y	—	—	—	—

Net decrease from shares transactions	(27,999,001)	(52,924,989)	(6,017,732)	(6,457,089)

Total increase (decrease) in net assets	18,310,776	(46,737,667)	3,093,062	(4,104,381)
Net Assets
Beginning of period	144,654,997	191,392,664	34,167,513	38,271,894

End of period	162,965,773	144,654,997	37,260,575	34,167,513

Accumulated net investment income (loss)	193,751	(6,216)	(331,201)	(1,517)

108  |  See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Pyxis Funds II

Pyxis Global Equity Fund		Pyxis International Equity Fund		Pyxis Total Return Fund		Pyxis Tax-Exempt Fund
Year Ended September 30, 2012 ($)	Year Ended September 30, 2011 ($)	Year Ended September 30, 2012 ($)	Year Ended September 30, 2011 ($)	Year Ended September 30, 2012 ($)	Year Ended September 30, 2011 ($)	Year Ended September 30, 2012 ($)	Year Ended September 30, 2011 ($)

847	23,517	21,676	149,348	792,137	1,085,907	956,832	1,147,233

527,638	5,136,028	(424,465)	2,565,388	3,615,545	8,930,551	210,014	90,924

3,859,367	(6,189,325)	2,397,790	(4,520,605)	9,505,899	(11,276,608)	1,235,560	(625,631)

4,387,852	(1,029,780)	1,995,001	(1,805,869)	13,913,581	(1,260,150)	2,402,406	612,526

—	(46,933)	(142,377)	(225,884)	(1,029,000)	(585,877)	(919,180)	(1,084,606)
—	—	—	—	—	—	(69)	(323)
—	—	(6,098)	(3,972)	(31,534)	—	(32,604)	(48,027)
—	—	(3)	(55)	(5)	(35)	—	—
—	(65,866)	(7,671)	(56,219)	(2,892)	(42,764)	(4,979)	(14,277)

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

—	(112,799)	(156,149)	(286,130)	(1,063,431)	(628,676)	(956,832)	(1,147,233)

4,387,852	(1,142,579)	1,838,852	(2,091,999)	12,850,150	(1,888,826)	1,445,574	(534,707)

540,862	1,210,392	319,568	797,219	1,353,810	3,348,051	1,018,836	1,600,207
—	—	—	—	—	11,931	—	—
19,326	20,330	46,596	209,227	93,556	690,846	116,122	97,333
—	999	—	1,000	—	1,000	—	—
—	336,264	60,084	19,403	1,177	234,986	54,152	331,828
—	44,454	132,726	214,247	910,322	534,829	557,374	790,185
—	—	—	—	—	—	69	128
—	—	5,921	3,835	19,953	—	12,605	16,966
—	—	3	55	5	35	—	—
—	65,866	7,587	55,522	1,373	40,543	148	213

(4,371,970)	(5,250,692)	(2,827,269)	(12,160,956)	(18,261,342)	(27,061,197)	(5,225,265)	(5,952,536)
(18,957)	(26,184)	(40,603)	(72,739)	(252,797)	(772,713)	(3,188)	(16,736)
(1,139)	(46,348)	(365,340)	(405,675)	(2,467,693)	(4,077,381)	(142,953)	(1,079,267)
—	(9,050)	—	(8,402)	—	(9,982)	—	—
—	(17,775,025)	—	(4,095,165)	(55,719)	(5,412,716)	(60,156)	(841,815)

—	2,845	—	—	—	344	—	—

(3,831,878)	(21,426,149)	(2,660,727)	(15,442,429)	(18,657,355)	(32,471,424)	(3,672,256)	(5,053,494)

555,974	(22,568,728)	(821,875)	(17,534,428)	(5,807,205)	(34,360,250)	(2,226,682)	(5,588,201)

22,924,792	45,493,520	13,418,489	30,952,917	88,344,564	122,704,814	37,882,746	43,470,947

23,480,766	22,924,792	12,596,614	13,418,489	82,537,359	88,344,564	35,656,064	37,882,746

(18,797)	(8,211)	(3,876)	129,809	703,368	1,003,132	50,585	50,585

See accompanying Notes to Financial Statements.  |  109

STATEMENTS OF CHANGES IN NET ASSETS

Pyxis Funds II

	Pyxis Fixed Income Fund		Pyxis Money Market Fund II
	Year Ended September 30, 2012 ($)	Year Ended September 30, 2011 ($)	Year Ended September 30, 2012 ($)	Year Ended September 30, 2011 ($)

Increase (Decrease) in Net Assets
Operations:
Net investment income	1,479,372	2,922,067	—	11,129
Net realized gain (loss) on investments, future contracts, and foreign currency transactions	2,106,412	4,379,370	(21,834)	9,424
Net increase (decrease) in unrealized appreciation (depreciation) on investments, future contracts, and foreign currency transactions	2,191,450	(1,894,332)	—	—

Net increase (decrease) from operations	5,777,234	5,407,105	(21,834)	20,553

Distributions to shareholders from:
Net investment income
Class A	(1,884,566)	(3,167,820)	—	—
Class B	(1,046)	(2,516)	—	—
Class C	(16,294)	(20,094)	—	—
Class R	(19)	(146)	—	—
Class Y	(22,285)	(55,587)	—	—
Retail Class	—	—	—	(2)
Institutional Class	—	—	—	(11,127)
Net realized gains
Retail Class	—	—	(8,535)	(602)
Institutional Class	—	—	(924)	(3,934)
Return of Capital
Class A	(176,683)	—	—	—
Class B	(98)	—	—	—
Class C	(1,528)	—	—	—
Class R	(2)	—	—	—
Class Y	(2,089)	—	—	—

Total distributions	(2,104,610)	(3,246,163)	(9,459)	(15,665)

Increase (decrease) in net assets from operations and distributions	3,672,624	2,160,942	(31,293)	4,888

Share transactions:
Proceeds from sale of shares
Class A	4,171,071	3,780,125	—	—
Class B	—	7	—	—
Class C	926,358	234,981	—	—
Class R	—	1,000	—	—
Class Y	102,877	83,788	—	—
Retail Class	—	—	5,024,117	13,287,276
Institutional Class	—	—	23,813,819	1,677,451,271
Value of distributions reinvested
Class A	1,884,196	2,707,884	—	—
Class B	429	1,107	—	—
Class C	14,768	18,089	—	—
Class R	21	133	—	—
Class Y	23,353	49,317	—	—
Retail Class	—	—	7,875	572
Institutional Class	—	—	880	15,064
Cost of shares redeemed
Class A	(14,121,804)	(13,282,145)	—	—
Class B	(76,199)	(49,300)	—	—
Class C	(251,996)	(356,010)	—	—
Class R	—	(11,053)	—	—
Class Y	(230,364)	(1,759,133)	—	—
Retail Class	—	—	(19,503,393)	(55,243,853)
Institutional Class	—	—	(16,821,240)	(1,945,923,813)
Reorganization (Note 10)
Class A	112,463,310	—	—	—
Class B	107,499	—	—	—
Class C	3,470,117	—	—	—
Class R	1,008	—	—	—
Class Y	564,429	—	—	—
Redemption in Kind
Institutional Class (Note 8)	—	—	—	(580,106,723)

Net increase (decrease) from shares transactions	109,049,073	(8,581,210)	(7,477,942)	(890,520,206)

Total increase (decrease) in net assets	112,721,697	(6,420,268)	(7,509,235)	(890,515,318)
Net Assets
Beginning of period	96,082,338	102,502,606	82,811,923	973,327,241

End of period	208,804,035	96,082,338	75,302,688	82,811,923

Accumulated net investment loss	(850,164)	(269,643)	—	(3)

110  |  See accompanying Notes to Financial Statements.

THIS PAGE LEFT BLANK INTENTIONALLY.

STATEMENTS OF CHANGES IN NET ASSETS

CAPITAL STOCK ACTIVITY - SHARES

	Pyxis Alpha Trend Strategies Fund	Pyxis Alternative Income Fund	Pyxis Energy and Materials Fund
	Period Ended September 30, 2012(a)	Period Ended September 30, 2012(b)	Period Ended September 30, 2012(c)

Class A:
Shares sold	215,510	655,736	1,000
Issued for distribution reinvested	—	10,321	5
Shares redeemed	(98,658)	(88,402)	—
Subscriptions from Reorganization (Note 10)	—	—	—

Net increase (decrease) in fund shares	116,852	577,655	1,005

Class B:
Shares sold	—	—	—
Shares redeemed	—	—	—
Subscriptions from Reorganization (Note 10)	—	—	—

Net decrease in fund shares	—	—	—

Class C:
Shares sold	5,462	7,400	1,000
Issued for distribution reinvested	—	159	1
Shares redeemed	—	—	—
Subscriptions from Reorganization (Note 10)	—	—	—

Net increase (decrease) in fund shares	5,462	7,559	1,001

Class R:
Shares sold	40,179	167,179	1,000
Issued for distribution reinvested	—	1,241	3
Shares redeemed	(4,768)	(50,020)	—
Subscriptions from Reorganization (Note 10)	—	—	—

Net increase (decrease) in fund shares	35,411	118,400	1,003

Class Y:
Shares sold	464,656	1,212,560	379,524
Issued for distribution reinvested	—	22,620	2,082
Shares redeemed	(151,237)	(451,560)	—
Subscriptions from Reorganization (Note 10)	—	—	—

Net increase (decrease) in fund shares	313,419	783,620	381,606

(a)	Commenced operations on November 1, 2011.
(b)	Commenced operations on January 13, 2012.
(c)	Commenced operations on December 1, 2011.
(d)	For the eight months ended September 30, 2011 (See Note 10).
(e)	Commenced operations on November 14, 2011.

112  |  See accompanying Notes to Financial Statements.

Pyxis Funds II

Pyxis Trend Following Fund			Pyxis Core America Equity Fund		Pyxis Dividend Equity Fund	Pyxis Premier Growth Equity Fund
Year Ended September 30, 2012	Period Ended September 30, 2011(d)	Year Ended January 31, 2011	Year Ended September 30, 2012	Year Ended September 30, 2011	Period Ended September 30, 2012(e)	Year Ended September 30, 2012	Year Ended September 30, 2011

35,080	738,009	1,108,826	99,121	148,166	35,579	332,718	517,149
6,222	—	9,179	34,287	27,050	292	—	—
(658,389)	(2,080,742)	(1,409,740)	(650,795)	(697,511)	(398)	(1,108,302)	(2,082,392)
—	—	—	15,968,115	—	—	—	—

(617,087)	(1,342,733)	(291,735)	15,450,728	(522,295)	35,473	(775,584)	(1,565,243)

—	—	—	—	—	—	25	—
—	—	—	(11,574)	(13,633)	—	(7,638)	(21,489)
—	—	—	3,319	—	—	—	—

—	—	—	(8,255)	(13,633)	—	(7,613)	(21,489)

7,959	—	—	3,478	16,784	67,795	18,814	48,344
—	—	—	573	—	427	—	—
(2,660)	—	—	(34,105)	(79,894)	(556)	(160,742)	(249,229)
—	—	—	212,545	—	—	—	—

5,299	—	—	182,491	(63,110)	67,666	(141,928)	(200,885)

—	—	—	—	101	—	1,092	6,023
—	—	—	—	5	—	—	—
—	—	—	—	(1,076)	—	(930)	(2,456)
—	—	—	103	—	—	—	—

—	—	—	103	(970)	—	162	3,567

—	—	—	85	1,463	946,933	119,672	611,415
—	—	—	11	—	2,307	—	—
—	—	—	(4,467)	(6,998)	(79,655)	(429,549)	(1,223,724)
—	—	—	268,531	—	—	—	—

—	—	—	264,160	(5,535)	869,585	(309,877)	(612,309)

See accompanying Notes to Financial Statements.  |  113

STATEMENTS OF CHANGES IN NET ASSETS

CAPITAL STOCK ACTIVITY - SHARES (continued)

	Pyxis Small-Cap Equity Fund		Pyxis Global Equity Fund		Pyxis International Equity Fund
	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2012	Year Ended September 30, 2011

Class A:
Shares sold	112,653	579,961	28,524	59,031	27,608	60,850
Issued for distribution reinvested	—	—	—	2,143	12,569	16,380
Shares redeemed	(590,883)	(1,093,848)	(226,521)	(254,182)	(248,031)	(909,542)
Subscriptions from Reorganization (Note 10)	—	—	—	—	—	—

Net increase (decrease) in fund shares	(478,230)	(513,887)	(197,997)	(193,008)	(207,854)	(832,312)

Class B:
Shares sold	—	—	—	—	—	—
Issued for distribution reinvested	—	—	—	—	—	—
Shares redeemed	(10,947)	(26,990)	(1,117)	(1,369)	(3,811)	(5,973)
Subscriptions from Reorganization (Note 10)	—	—	—	—	—	—

Net increase (decrease) in fund shares	(10,947)	(26,990)	(1,117)	(1,369)	(3,811)	(5,973)

Class C:
Shares sold	24,412	16,904	1,101	1,065	4,526	17,055
Issued for distribution reinvested	—	—	—	—	613	319
Shares redeemed	(55,459)	(57,367)	(66)	(2,430)	(34,086)	(33,320)
Subscriptions from Reorganization (Note 10)	—	—	—	—	—	—

Net increase (decrease) in fund shares	(31,047)	(40,463)	1,035	(1,365)	(28,947)	(15,946)

Class R:
Shares sold	—	85	—	46	—	73
Issued for distribution reinvested	—	—	—	—	—	4
Shares redeemed	—	(981)	—	(414)	—	(615)
Subscriptions from Reorganization (Note 10)	—	—	—	—	—	—

Net increase (decrease) in fund shares	—	(896)	—	(368)	—	(538)

Class Y:
Shares sold	14,791	474	—	16,544	5,440	1,512
Issued for distribution reinvested	—	—	—	3,169	710	4,194
Shares redeemed	(507)	(355)	—	(836,159)	—	(346,321)
Subscriptions from Reorganization (Note 10)	—	—	—	—	—	—

Net increase (decrease) in fund shares	14,284	119	—	(816,446)	6,150	(340,615)

Retail Class:
Shares sold	—	—	—	—	—	—
Issued for distribution reinvested	—	—	—	—	—	—
Shares redeemed	—	—	—	—	—	—

Net decrease in fund shares	—	—	—	—	—	—

Institutional Class:
Shares sold	—	—	—	—	—	—
Issued for distribution	—	—	—	—	—	—
Shares redeemed	—	—	—	—	—	—
Redemption in kind (Note 8)	—	—	—	—	—	—

Net increase (decrease) in fund shares	—	—	—	—	—	—

114  |  See accompanying Notes to Financial Statements.

Pyxis Funds II

Pyxis Total Return Fund		Pyxis Tax-Exempt Fund		Pyxis Fixed Income Fund		Pyxis Money Market Fund II
Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2012	Year Ended September 30, 2011

69,189	168,356	83,896	139,113	326,852	307,769	—	—
48,344	26,957	45,975	68,320	147,039	219,915	—	—
(922,719)	(1,358,868)	(430,408)	(517,804)	(1,106,247)	(1,081,378)	—	—
—	—	—	—	8,619,582	—	—	—

(805,186)	(1,163,555)	(300,537)	(310,371)	7,987,226	(553,694)	—	—

—	602	—	—	—	1	—	—
—	—	6	11	34	90	—	—
(13,284)	(40,054)	(263)	(1,470)	(5,875)	(4,023)	—	—
—	—	—	—	8,241	—	—	—

(13,284)	(39,452)	(257)	(1,459)	2,400	(3,932)	—	—

5,191	37,693	9,667	8,484	72,314	18,784	—	—
1,141	—	1,039	1,467	1,150	1,468	—	—
(136,539)	(220,074)	(11,783)	(94,401)	(19,713)	(28,950)	—	—
—	—	—	—	265,608	—	—	—

(130,207)	(182,381)	(1,077)	(84,450)	319,359	(8,698)	—	—

—	48	—	—	—	82	—	—
—	2	—	—	2	11	—	—
—	(488)	—	—	—	(914)	—	—
—	—	—	—	77	—	—	—

—	(438)	—	—	79	(821)	—	—

62	11,864	4,110	26,964	8,169	6,852	—	—
73	2,022	11	17	1,826	4,018	—	—
(2,930)	(267,181)	(4,602)	(67,141)	(18,312)	(144,745)	—	—
—	—	—	—	43,318	—	—	—

(2,795)	(253,295)	(481)	(40,160)	35,001	(133,875)	—	—

—	—	—	—	—	—	5,024,117	13,238,358
—	—	—	—	—	—	7,875	572
—	—	—	—	—	—	(19,503,393)	(55,243,853)

—	—	—	—	—	—	(14,471,401)	(42,004,923)

—	—	—	—	—	—	23,813,819	1,677,437,008
—	—	—	—	—	—	880	15,064
—	—	—	—	—	—	(16,821,240)	(1,945,923,813)
—	—	—	—	—	—	—	(580,106,723)

—	—	—	—	—	—	6,993,459	(848,578,464)

See accompanying Notes to Financial Statements.  |  115

STATEMENT OF CASH FLOWS

For the Period Ended September 30, 2012

Pyxis Alternative Income Fund ($)

Cash Flows Provided by Operating Activities
Net increase from operations	384

Adjustments to Reconcile Net Investment Loss to Net Cash used in Operating Activities
Net realized loss on investments and securities sold short	569,928
Net change in unrealized appreciation on investments and securities sold short	(138,574)
Purchases of investment securities	(115,874,516)
Proceeds from disposition of investment securities	102,941,635
Purchases of short-term investments	(91,099,963)
Proceeds from disposition of short-term investments	90,988,201
Proceeds from securities sold short	67,815,915
Payments to cover securities sold short	(65,331,213)
Changes in assets and liabilities:
Incease in receivable for investments sold	(7,416,632)
Increase in dividend and interest receivable	(1,577)
Increase in offering costs	(16,002)
Increase in payable for investments purchased	3,043,204
Increase in due to broker	213,440
Increase in payable for trustee fees	1,034
Increase in payable for distribution and services fees	1,369
Increase in payable for transfer agent fees	2,994
Increase in payable for custody fees	1,246
Increase in accrued expenses and other liabilities	21,182

Net cash flow used by operating activities	(14,278,329)

Cash Flows Provided by Financing Activities
Proceeds from shares sold	20,258,446
Receivable from shares sold	(113,011)
Payment of shares redeemed	(5,812,947)
Payable for shares redeemed	30,066
Distributions paid in cash	(98,867)
Payable for distributions	14,258

Net cash flow provided by financing activities	14,277,945

Net increase in cash	—

Cash
Beginning of the year	—

End of the year	—

116  |

THIS PAGE LEFT BLANK INTENTIONALLY.

FINANCIAL HIGHLIGHTS

For the Years or Periods Ended September 30 Selected data for a share outstanding throughout each period is as follows:

		Income from Investment Operations			Less Distributions From								Ratios and Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss) (a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees		Net Asset Value, End of Period	Total Return (b)		Net Assets, End of Period (000)	Net Investment Loss	Net Expenses		Gross Expenses		Portfolio Turnover Rate
Pyxis Alpha Trend Strategies Fund
Class A
2012(c)	$10.00	$(0.13)	$(0.51)	$(0.64)	$—	$—	$—	$0.02		$9.38	(6.20	)%(d)	$1,097	(1.55)%	2.35	%(e)(f)	6.72	%(e)(f)	2,624	%(d)
Class C
2012(c)	$9.56	$(0.12)	$(0.08)	$(0.20)	$—	$—	$—	$—		$9.36	(2.09	)%(d)	$51	(2.20)%	3.00	%(e)(f)	7.37	%(e)(f)	2,624	%(d)
Class R
2012(c)	$10.00	$(0.14)	$(0.47)	$(0.61)	$—	$—	$—	$0.02		$9.41	(5.90	)%(d)	$333	(1.70)%	2.50	%(e)(f)	6.87	%(e)(f)	2,624	%(d)
Class Y
2012(c)	$10.00	$(0.10)	$(0.50)	$(0.60)	$—	$—	$—	$0.02		$9.42	(5.80	)%(d)	$2,952	(1.20)%	2.00	%(e)(f)	6.37	%(e)(f)	2,624	%(d)

		Income from Investment Operations			Less Distributions From								Ratios and Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees		Net Asset Value, End of Period	Total Return (b)		Net Assets, End of Period (000)	Net Investment Loss	Net Expenses		Gross Expenses		Portfolio Turnover Rate
Pyxis Alternative Income Fund
Class A
2012(g)	$10.00	$0.36	$(0.37)	$(0.01)	$(0.35)	$—	$(0.35)	$—	(h)	$9.64	(0.10	)%(d)	$5,570	5.29%	1.94	%(e)(i)	3.94	%(e)(i)	1,081	%(d)
Class C
2012(g)	$10.00	$0.33	$(0.35)	$(0.02)	$(0.33)	$—	$(0.33)	$—	(h)	$9.65	(0.15	)%(d)	$73	4.82%	2.41	%(e)(i)	4.59	%(e)(i)	1,081	%(d)
Class R
2012(g)	$10.00	$0.36	$(0.38)	$(0.02)	$(0.33)	$—	$(0.33)	$—	(h)	$9.65	(0.19	)%(d)	$1,142	5.14%	2.09	%(e)(i)	4.09	%(e)(i)	1,081	%(d)
Class Y
2012(g)	$10.00	$0.40	$(0.38)	$0.02	$(0.37)	$—	$(0.37)	$—	(h)	$9.65	0.17	%(d)	$7,562	5.64%	1.59	%(e)(i)	3.59	%(e)(i)	1,081	%(d)

		Income from Investment Operations			Less Distributions From								Ratios and Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss) (a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income/ (Loss)	Net Realized Gains	Total Distributions	Redemption Fees		Net Asset Value, End of Period	Total Return (b)		Net Assets, End of Period (000)	Net Investment Income/ (Loss)	Net Expenses		Gross Expenses		Portfolio Turnover Rate
Pyxis Energy and Materials Fund
Class A
2012(j)	$10.00	$0.01	$1.02	$1.03	$(0.05)	$—	$(0.05)	$—		$10.98	10.31	%(d)	$11	0.07%	2.25	%(k)	6.88	%(k)	254	%(d)
Class C
2012(j)	$10.00	$(0.05)	$1.02	$0.97	$(0.01)	$—	$(0.01)	$—		$10.96	9.69	%(d)	$11	(0.58)%	2.90	%(k)	7.53	%(k)	254	%(d)
Class R
2012(j)	$10.00	$(0.01)	$1.03	$1.02	$(0.04)	$—	$(0.04)	$—		$10.98	10.11	%(d)	$11	(0.08)%	2.40	%(k)	7.03	%(k)	254	%(d)
Class Y
2012(j)	$10.00	$0.04	$1.02	$1.06	$(0.07)	$—	$(0.07)	$—		$10.99	10.63	%(d)	$4,193	0.42%	1.90	%(k)	6.53	%(k)	254	%(d)

		Income from Investment Operations			Less Distributions From								Ratios and Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Loss(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees		Net Asset Value, End of Period	Total Return(b)		Net Assets, End of Period (000)	Net Investment Loss	Net Expenses		Gross Expenses		Portfolio Turnover Rate
Pyxis Trend Following Fund
Class A
2012	$10.49	$(0.14)	$(0.93)	$(1.07)	$—	$(0.09)	$(0.09)	$—	(h)	$9.33	(10.19)%		$2,144	(1.45)%	2.25	%(e)	5.18	%(e)	848%
2011(l)	11.18	(0.11)	(0.58)	(0.69)	—	—	—	—		10.49	(6.17	)(d)	8,885	(1.57)	2.25	(e)	3.54	(e)	256	(d)
2011(m)	10.58	(0.13)	0.78	0.65	—	(0.05)	(0.05)	—		11.18	6.13		24,471	(1.24)	2.25	(e)	2.79	(e)	213
2010(n)	10.00	(0.14)	0.76	0.62	—	(0.04)	(0.04)	—		10.58	6.19	(d)	26,254	(1.54)	2.25	(e)	3.72	(e)	626	(d)
Class C
2012(o)	$9.47	$(0.12)	$(0.05)	$(0.17)	$—	$—	$—	$—	(h)	$9.30	(1.80	%)(d)	49	(2.10)%	2.90	%(e)	6.96	%(e)	848%

118  |  See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

		Income from Investment Operations				Less Distributions From										Ratios and Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)(a)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income		Net Realized Gains		Total Distributions		Redemption Fees	Net Asset Value, End of Period	Total Return(b)		Net Assets, End of Period (000)	Net Investment Income/ (Loss)		Net Expenses		Gross Expenses	Portfolio Turnover Rate
Pyxis Core America Equity Fund
Class A
2012	$8.15	$0.07		$2.11	$2.18	$(0.09)		$—		$(0.09)		$—	$10.24	26.97%		$194,779	0.77%		1.41%		1.41%	47%
2011	8.45	0.08		(0.31)	(0.23)	(0.07)		—		(0.07)		—	8.15	(2.85)		29,171	0.89		1.13	(p)	1.13	47
2010	8.07	0.08		0.38	0.46	(0.08)		—		(0.08)		—	8.45	5.70		34,667	1.00		1.36	(p)	1.41	50
2009	8.86	0.10		(0.69)	(0.59)	(0.10)		(0.10)		(0.20)		—	8.07	(6.11)		34,466	1.39		1.33	(p)	1.52	69
2008	12.82	0.08		(1.80)	(1.72)	(0.08)		(2.16)		(2.24)		—	8.86	(15.86)		42,078	0.76		1.17	(p)	1.35	67
Class B
2012	$7.70	$—	(h)	$2.00	$2.00	$—		$—		$—		$—	$9.70	25.97%		$61	0.02%		2.16%		2.16%	47%
2011	7.99	0.01		(0.30)	(0.29)	—		—		—		—	7.70	(3.63)		112	0.14		1.88	(p)	1.88	47
2010	7.67	0.01		0.36	0.37	(0.05)		—		(0.05)		—	7.99	4.84		225	0.14		2.12	(p)	2.15	50
2009	8.36	0.04		(0.63)	(0.59)	—		(0.10)		(0.10)		—	7.67	(6.75)		626	0.68		2.08	(p)	2.27	69
2008	12.21	(—	)(h)	(1.69)	(1.69)	(—	)(h)	(2.16)		(2.16)		—	8.36	(16.42)		1,509	(0.01)		1.92	(p)	2.10	67
Class C
2012	$7.58	$—	(h)	$1.96	$1.96	$(0.03)		$—		$(0.03)		$—	$9.51	25.97%		$3,443	0.02%		2.16%		2.16%	47%
2011	7.86	0.01		(0.29)	(0.28)	—		—		—		—	7.58	(3.56)		1,361	0.14		1.88	(p)	1.88	47
2010	7.54	0.02		0.34	0.36	(0.04)		—		(0.04)		—	7.86	4.83		1,907	0.25		2.12	(p)	2.16	50
2009	8.28	0.04		(0.64)	(0.60)	(0.04)		(0.10)		(0.14)		—	7.54	(6.76)		1,852	0.60		2.08	(p)	2.27	69
2008	12.12	(—	)(h)	(1.68)	(1.68)	(—	)(h)	(2.16)		(2.16)		—	8.28	(16.45)		1,098	(—	)(h)	1.92	(p)	2.10	67
Class R
2012	$8.16	$0.05		$2.14	$2.19	$(0.02)		$—		$(0.02)		$—	$10.33	26.87%		$2	0.52%		1.66%		1.66%	47%
2011	8.44	0.06		(0.29)	(0.23)	(0.05)		—		(0.05)		—	8.16	(2.82)		1	0.64		1.38	(p)	1.38	47
2010	8.06	0.06		0.37	0.43	(0.05)		—		(0.05)		—	8.44	5.34		9	0.75		1.61	(p)	1.66	50
2009	8.85	0.08		(0.69)	(0.61)	(0.08)		(0.10)		(0.18)		—	8.06	(6.35)		9	1.11		1.58	(p)	1.77	69
2008(q)	9.66	0.04		(0.85)	(0.81)	(—	)(h)	(—	)(h)	(—	)(h)	—	8.85	(8.39	)(d)	9	0.59		1.42	(p)	1.60	67
Class Y
2012	$9.04	$0.08		$2.37	$2.45	$(0.11)		$—		$(0.11)		$—	$11.38	27.34%		$3,124	1.02%		1.16%		1.16%	47%
2011	9.37	0.12		(0.36)	(0.24)	(0.09)		—		(0.09)		—	9.04	(2.68)		94	1.14		0.88	(p)	0.88	47
2010	8.94	0.10		0.43	0.53	(0.10)		—		(0.10)		—	9.37	5.88		149	1.19		1.11	(p)	1.14	50
2009	9.79	0.12		(0.75)	(0.63)	(0.12)		(0.10)		(0.22)		—	8.94	(5.83)		294	1.48		1.01	(p)	1.07	69
2008	13.91	0.13		(1.98)	(1.85)	(0.11)		(2.16)		(2.27)		—	9.79	(15.56)		9	1.13		0.92	(p)	1.10	67

(a)	Net investment income per share is based on average shares outstanding during the period.
(b)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the adviser not absorbed a portion of expenses, total returns would have been lower.
(c)	Class A commenced operations on November 2, 2011, Class C commenced operations on February 27, 2012 and Class R commenced operations on November 9, 2011 and Class Y commenced operations on November 1, 2011.
(d)	Not annualized.
(e)	Does not include expenses of investment companies in which the Fund invests.
(f)	Ratios of expenses to average net assets excludes dividends and fees on short sales. Gross and net expense ratios would have been 6.80% and 2.43% for Class A, 7.45% and 3.08% for Class C, 6.95% and 2.58% for Class R, 6.45% and 2.08% for Class Y, respectively.
(g)	Class commenced operations on January 13, 2012.
(h)	Less than $0.005 per share or less than 0.005%.
(i)	Ratios of expenses to average net assets excludes dividends and fees on short sales. Gross and net expense ratios would have been 4.01% and 2.01% for Class A, 4.66% and 2.48% for Class C, 4.16% and 2.16% for Class R, 3.66% and 1.66% for Class Y, respectively.
(j)	Class commenced operations on December 1, 2011.
(k)	Ratios of expenses to average net assets excludes dividends and fees on short sales. Gross and net expense ratios would have been 6.90% and 2.27% for Class A, 7.55% and 2.92% for Class C, 7.05% and 2.42% for Class R, 6.55% and 1.92% for Class Y, respectively.
(l)	For the eight months ended September 30, 2011 (See Note 10).
(m)	For the year ended January 31, 2011 (See Note 10).
(n)	For period ended January 31, 2010. Fund commenced operations on March 31, 2009.
(o)	Class commenced operations on February 24, 2012.
(p)	Includes waiver of management fee with respect to the Fund’s investment in the Pyxis Money Market Fund II.
(q)	Class commenced operations on January 29, 2008.

See accompanying Notes to Financial Statements  |  119

FINANCIAL HIGHLIGHTS

For Years or Periods Ended September 30 Selected data for a share outstanding throughout each period is as follows:

		Income from Investment Operations				Less Distributions From											Ratios and Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income		Net Realized Gains		Total Distributions		Redemption Fees		Net Asset Value, End of Period	Total Return(b)		Net Assets, End of Period (000)	Net Investment Income	Net Expenses		Gross Expenses	Portfolio Turnover Rate
Pyxis Dividend Equity Fund
Class A
2012(c)	$10.00	$0.11		$2.00	$2.11	$(0.15)		$—		$(0.15)		$—	(d)	$11.96	21.16	%(e)	$424	1.10%	2.25%		4.03%	6	%(e)
Class C
2012(c)	$10.00	$0.04		$1.44	$1.48	$(0.08)		$—		$(0.08)		$—	(d)	$11.40	14.89	%(e)	$771	0.45%	2.90%		4.68%	6	%(e)
Class Y
2012(c)	$10.00	$0.14		$1.44	$1.58	$(0.18)		$—		$(0.18)		$—	(d)	$11.40	15.90	%(e)	$9,911	1.45%	1.90%		3.68%	6	%(e)

		Income from Investment Operations				Less Distributions From											Ratios and Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)(a)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income		Net Realized Gains		Total Distributions		Redemption Fees		Net Asset Value, End of Period	Total Return(b)		Net Assets, End of Period (000)	Net Investment Income/ (Loss)	Net Expenses		Gross Expenses	Portfolio Turnover Rate
Pyxis Premier Growth Equity Fund
Class A
2012	$19.39	$0.03		$6.71	$6.74	$—		$—		$—		$—		$26.13	34.76%		$127,028	0.14%	1.22%		1.31%	16%
2011	19.45	(—	)(d)	(0.06)	(0.06)	—		—		—		—		19.39	(0.31)		109,321	(0.02)	1.07	(f)	1.10	23
2010	18.45	(0.01)		1.06	1.05	(0.05)		—		(0.05)		—		19.45	5.69		140,095	(0.08)	1.00	(f)	1.00	21
2009	20.84	0.06		(1.27)	(1.21)	(0.01)		(1.17)		(1.18)		—		18.45	(3.58)		149,681	0.36	1.10	(f)	1.10	27
2008	27.15	0.01		(3.76)	(3.75)	(—	)(d)	(2.56)		(2.56)		—		20.84	(14.92)		162,122	0.06	1.07	(f)	1.07	30
Class B
2012	$16.80	$(0.12)		$5.78	$5.66	$—		$—		$—		$—		$22.46	33.69%		$110	(0.61)%	1.97%		2.06%	16%
2011	16.97	(0.15)		(0.02)	(0.17)	—		—		—		—		16.80	(1.00)		210	(0.77)	1.82	(f)	1.85	23
2010	16.20	(0.14)		0.93	0.79	(0.02)		—		(0.02)		—		16.97	4.88		577	(0.89)	1.78	(f)	1.79	21
2009	18.62	(0.06)		(1.19)	(1.25)	—		(1.17)		(1.17)		—		16.20	(4.29)		2,474	(0.46)	1.85	(f)	1.85	27
2008	24.71	(0.15)		(3.38)	(3.53)	(—	)(d)	(2.56)		(2.56)		—		18.62	(15.55)		6,115	(0.71)	1.82	(f)	1.82	30
Class C
2012	$16.82	$(0.12)		$5.80	$5.68	$—		$—		$—		$—		$22.50	33.77%		$10,512	(0.61)%	1.97%		2.06%	16%
2011	17.00	(0.15)		(0.03)	(0.18)	—		—		—		—		16.82	(1.06)		10,248	(0.77)	1.82	(f)	1.85	23
2010	16.21	(0.14)		0.93	0.79	—		—		—		—		17.00	4.87		13,770	(0.83)	1.75	(f)	1.75	21
2009	18.62	(0.06)		(1.18)	(1.24)	—		(1.17)		(1.17)		—		16.21	(4.23)		14,378	(0.41)	1.85	(f)	1.85	27
2008	24.72	(0.15)		(3.39)	(3.54)	(—	)(d)	(2.56)		(2.56)		—		18.62	(15.59)		19,630	(0.70)	1.82	(f)	1.82	30
Class R
2012	$19.22	$(0.03)		$6.65	$6.62	$—		$—		$—		$—		$25.84	34.44%		$233	(0.11)%	1.47%		1.56%	16%
2011	19.33	(0.06)		(0.05)	(0.11)	—		—		—		—		19.22	(0.57)		171	(0.27)	1.32	(f)	1.35	23
2010	18.39	(0.06)		1.05	0.99	(0.05)		—		(0.05)		—		19.33	5.40		103	(0.31)	1.23	(f)	1.24	21
2009	20.80	0.02		(1.26)	(1.24)	—		(1.17)		(1.17)		—		18.39	(3.76)		9	0.10	1.35	(f)	1.35	27
2008(g)	22.19	(0.02)		(1.37)	(1.39)	(—	)(d)	(—	)(d)	(—	)(d)	—		20.80	(6.26	)(e)	9	(0.16)	1.35	(f)	1.35	30
Class Y
2012	$19.80	$0.09		$6.85	$6.94	$—		$—		$—		$—		$26.74	35.05%		$25,083	0.39%	0.97%		1.06%	16%
2011	19.81	0.05		(0.06)	(0.01)	—		—		—		—		19.80	(0.05)		24,705	0.23	0.82	(f)	0.85	23
2010	18.78	0.04		1.08	1.12	(0.09)		—		(0.09)		—		19.81	5.94		36,848	0.19	0.74	(f)	0.74	21
2009	21.25	0.11		(1.31)	(1.20)	(0.10)		(1.17)		(1.27)		—		18.78	(3.30)		22,971	0.70	0.85	(f)	0.85	27
2008	27.57	0.07		(3.83)	(3.76)	(—	)(d)	(2.56)		(2.56)		—		21.25	(14.71)		5,531	0.29	0.82	(f)	0.82	30

		Income from Investment Operations				Less Distributions From											Ratios and Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)(a)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income		Net Realized Gains		Total Distributions		Redemption Fees		Net Asset Value, End of Period	Total Return (b)		Net Assets, End of Period (000)	Net Investment Income/ (Loss)	Net Expenses		Gross Expenses	Portfolio Turnover Rate
Pyxis Small-Cap Equity Fund
Class A
2012	$10.07	$(0.10)		$2.91	$2.81	$—		$—		$—		$—		$12.88	27.91%		$33,698	(0.86)%	2.00%		2.00%	24%
2011	9.64	(0.07)		0.50	0.43	—		—		—		—		10.07	4.46		31,155	(0.65)	1.91	(f)	1.92	71
2010	8.49	(0.03)		1.18	1.15	—		—		—		—		9.64	13.55		34,798	(0.33)	1.81	(f)	1.97	42
2009	10.73	(0.04)		(1.34)	(1.38)	—		(0.86)		(0.86)		—		8.49	(10.17)		32,456	(0.56)	2.14	(f)	2.20	51
2008	16.13	—	(d)	(2.43)	(2.43)	(—	)(d)	(2.97)		(2.97)		—		10.73	(17.68)		42,271	0.03	1.37	(f)	1.38	60

120  |  See accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

		Income from Investment Operations			Less Distributions From									Ratios and Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income		Net Realized Gains	Total Distributions		Redemption Fees	Net Asset Value, End of Period	Total Return (b)		Net Assets, End of Period (000)	Net Investment Income/ (Loss)	Net Expenses		Gross Expenses	Portfolio Turnover Rate
Pyxis Small-Cap Equity Fund (Continued)
Class B
2012	$8.64	$(0.17)	$2.50	$2.33	$—		$—	$—		$—	$10.97	27.12%		$154	(1.61)%	2.75%		2.75%	24%
2011	8.33	(0.14)	0.45	0.31	—		—	—		—	8.64	3.60		216	(1.40)	2.66	(f)	2.67	71
2010	7.39	(0.07)	1.01	0.94	—		—	—		—	8.33	12.72		434	(0.98)	2.59	(f)	2.70	42
2009	9.58	(0.08)	(1.25)	(1.33)	—		(0.86)	(0.86)		—	7.39	(10.95)		1,055	(1.23)	2.89	(f)	2.95	51
2008	14.82	(0.08)	(2.19)	(2.27)	(—	)(d)	(2.97)	(2.97)		—	9.58	(18.26)		2,957	(0.69)	2.12	(f)	2.13	60
Class C
2012	$8.59	$(0.17)	$2.49	$2.32	$—		$—	$—		$—	$10.91	26.89%		$2,947	(1.61)%	2.75%		2.75%	24%
2011	8.29	(0.14)	0.44	0.30	—		—	—		—	8.59	3.62		2,587	(1.40)	2.66	(f)	2.67	71
2010	7.35	(0.08)	1.02	0.94	—		—	—		—	8.29	12.79		2,832	(1.08)	2.56	(f)	2.71	42
2009	9.53	(0.08)	(1.24)	(1.32)	—		(0.86)	(0.86)		—	7.35	(10.90)		2,839	(1.30)	2.89	(f)	2.95	51
2008	14.76	(0.08)	(2.18)	(2.26)	(—	)(d)	(2.97)	(2.97)		—	9.53	(18.28)		4,797	(0.72)	2.12	(f)	2.14	60
Class R
2012	$9.99	$(0.13)	$2.93	$2.80	$—		$—	$—		$—	$12.79	27.93%		$1	(1.11)%	2.25%		2.25%	24%
2011	9.58	(0.10)	0.51	0.41	—		—	—		—	9.99	4.28		1	(0.90)	2.16	(f)	2.17	71
2010	8.46	(0.05)	1.17	1.12	—		—	—		—	9.58	13.24		9	(0.55)	2.03	(f)	2.19	42
2009	10.72	(0.06)	(1.34)	(1.40)	—		(0.86)	(0.86)		—	8.46	(10.37)		8	(0.84)	2.39	(f)	2.45	51
2008(g)	11.58	(0.03)	(0.83)	(0.86)	(—	)(d)	(—)	(—	)(d)	—	10.72	(7.43	)(e)	9	(0.34)	1.62	(f)	1.63	60
Class Y
2012	$10.51	$(0.08)	$3.05	$2.97	$—		$—	$—		$—	$13.48	28.26%		$460	(0.61)%	1.75%		1.75%	24%
2011	10.04	(0.05)	0.52	0.47	—		—	—		—	10.51	4.68		209	(0.40)	1.66	(f)	1.67	71
2010	8.82	—	1.22	1.22	—		—	—		—	10.04	13.83		198	(0.04)	1.58	(f)	1.72	42
2009	11.06	(0.01)	(1.37)	(1.38)	—		(0.86)	(0.86)		—	8.82	(9.83)		1,035	(0.18)	1.89	(f)	1.95	51
2008	16.50	0.04	(2.51)	(2.47)	(—	)(d)	(2.97)	(2.97)		—	11.06	(17.50)		3,694	0.36	1.12	(f)	1.12	60

		Income from Investment Operations			Less Distribution From						Ratios and Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss) (a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000)	Net Investment Income/ (Loss)	Net Expenses		Gross Expenses	Portfolio Turnover Rate
Pyxis Global Equity Fund
Class A
2012	$16.90	$ — (d)	$3.37	$3.37	$—	$—	$—	$—	$20.27	19.94%	$23,349	0.01%	1.88%		2.24%	94%
2011	19.18	0.01	(2.26)	(2.25)	(0.03)	—	(0.03)	—	16.90	(11.75)	22,813	0.03	1.53	(f)	1.72	64
2010	18.26	0.04	1.08	1.12	(0.20)	—	(0.20)	—	19.18	6.14	29,589	0.19	1.27	(f)	1.28	68
2009	21.26	0.17	(2.15)	(1.98)	(0.31)	(0.71)	(1.02)	—	18.26	(8.00)	30,544	1.12	1.70	(f)	1.70	60
2008	32.08	0.28	(7.54)	(7.26)	(0.12)	(3.44)	(3.56)	—	21.26	(25.19)	36,560	1.04	1.41	(f)	1.41	57
Class B
2012	$15.12	$(0.13)	$3.02	$2.89	$—	$—	$—	$—	$18.01	19.12%	$4	(0.74)%	2.63%		2.99%	94%
2011	17.25	(0.13)	(2.00)	(2.13)	—	—	—	—	15.12	(12.35)	20	(0.72)	2.28	(f)	2.47	64
2010	16.57	(0.11)	1.00	0.89	(0.21)	—	(0.21)	—	17.25	5.37	47	(0.67)	2.09	(f)	2.09	68
2009	19.25	—	(1.89)	(1.89)	(0.08)	(0.71)	(0.79)	—	16.57	(8.72)	86	0.05	2.45	(f)	2.45	60
2008	29.48	0.06	(6.85)	(6.79)	— (d)	(3.44)	(3.44)	—	19.25	(25.79)	222	0.24	2.16	(f)	2.16	57

(a)	Net investment income per share is based on average shares outstanding during the period.
(b)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the adviser not absorbed a portion of expenses, total returns would have been lower.
(c)	Class A commenced operations on November 23, 2011, Class C commenced operations on November 15, 2011 and Class Y commenced operations on November 14, 2011.
(d)	Less than $0.005 per share or less than 0.005%.
(f)	Includes waiver of management fee with respect to the Fund’s investment in the Pyxis Money Market Fund II.
(g)	Class commenced operations on January 29, 2008.

See accompanying Notes to Financial Statements.  |  121

FINANCIAL HIGHLIGHTS

For Years or Periods Ended September 30 Selected data for a share outstanding throughout each period is as follows:

		Income from Investment Operations			Less Distributions From										Ratios and Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income		Net Realized Gains		Total Distributions		Redemption Fees	Net Asset Value, End of Period	Total Return(b)		Net Assets, End of Period (000)		Net Investment Income/(Loss )	Net Expenses		Gross Expenses	Portfolio Turnover Rate
Pyxis Global Equity Fund (Continued)
Class C
2012	$15.30	$(0.13)	$3.04	$2.91	$—		$—		$—		$—	$18.21	19.02%		$126		(0.74)%	2.63%		2.99%	94%
2011	17.45	(0.13)	(2.02)	(2.15)	—		—		—		—	15.30	(12.32)		90		(0.72)	2.28	(c)	2.47	64
2010	16.58	(0.09)	0.98	0.89	(0.02)		—		(0.02)		—	17.45	5.39		127		(0.58)	2.02	(c)	2.03	68
2009	19.38	0.01	(1.93)	(1.92)	(0.17)		(0.71)		(0.88)		—	16.58	(8.74)		195		0.05	2.45	(c)	2.45	60
2008	29.66	0.10	(6.93)	(6.83)	(0.01)		(3.44)		(3.45)		—	19.38	(25.78)		489		0.39	2.16	(c)	2.16	57
Class R
2012	$16.93	$(0.05)	$3.41	$3.36	$—		$—		$—		$—	$20.29	19.85%		$1		(0.24)%	2.13%		2.49%	94%
2011	19.16	(0.04)	(2.19)	(2.23)	—		—		—		—	16.93	(11.64)		1		(0.22)	1.78	(c)	1.97	64
2010	18.22	(0.01)	1.08	1.07	(0.13)		—		(0.13)		—	19.16	5.88		8		(0.05)	1.52	(c)	1.52	68
2009	21.21	0.14	(2.15)	(2.01)	(0.27)		(0.71)		(0.98)		—	18.22	(8.24)		7		0.92	1.95	(c)	1.95	60
2008(d)	25.98	0.28	(5.05)	(4.77)	(—	)(e)	(—	)(e)	(—	)(e)	—	21.21	(18.36	)(f)	8		1.65	1.66	(c)	1.66	57
Class Y
2012	$17.07	$0.05	$3.29	$3.34	$—		$—		$—		$—	$20.41	19.57%		$—	(g)	0.26%	1.63%		1.99%	94%
2011	19.26	0.06	(2.17)	(2.11)	(0.08)		—		(0.08)		—	17.07	(11.02)		—	(g)	0.28	1.28	(c)	1.47	64
2010	18.32	0.08	1.09	1.17	(0.23)		—		(0.23)		—	19.26	6.42		15,722		0.45	1.01	(c)	1.02	68
2009	21.35	0.21	(2.16)	(1.95)	(0.37)		(0.71)		(1.08)		—	18.32	(7.73)		15,435		1.38	1.45	(c)	1.45	60
2008	32.23	0.35	(7.59)	(7.24)	(0.20)		(3.44)		(3.64)		—	21.35	(25.07)		18,339		1.28	1.16	(c)	1.16	57

		Income from Investment Operations			Less Distributions From									Ratios and Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income		Net Realized Gains	Total Distributions		Redemption Fees	Net Asset Value, End of Period	Total Return(b)		Net Assets, End of Period (000)	Net Investment Income/(Loss)	Net Expenses		Gross Expenses	Portfolio Turnover Rate
Pyxis International Equity Fund
Class A
2012	$10.47	$0.02	$1.63	$1.65	$(0.13)		$—	$(0.13)		$—	$11.99	16.37%		$11,322	0.20%	2.46%		3.57%	48%
2011	12.48	0.08	(1.97)	(1.89)	(0.12)		—	(0.12)		—	10.47	(15.67)		12,057	0.59	1.68	(c)	1.68	41
2010	12.71	0.12	0.02	0.14	(0.37)		—	(0.37)		—	12.48	1.12		24,762	1.04	1.94	(c)	2.04	44
2009	16.20	0.23	(1.47)	(1.24)	(0.39)		(1.86)	(2.25)		—	12.71	(3.55)		33,160	2.17	1.53	(c)	1.77	60
2008	25.05	0.43	(6.59)	(6.16)	(0.23)		(2.46)	(2.69)		—	16.20	(27.35)		48,250	2.02	1.37	(c)	1.51	39
Class B
2012	$9.53	$(0.06)	$1.50	$1.44	$—		$—	$—		$—	$10.97	15.49%		$15	(0.55)%	3.21%		4.32%	48%
2011	11.34	(0.02)	(1.79)	(1.81)	—		—	—		—	9.53	(16.31)		49	(0.15)	2.43	(c)	2.43	41
2010	11.65	0.03	0.01	0.04	(0.35)		—	(0.35)		—	11.34	0.34		126	0.28	2.67	(c)	2.72	44
2009	14.97	0.13	(1.37)	(1.24)	(0.22)		(1.86)	(2.08)		—	11.65	(4.28)		399	1.27	2.28	(c)	2.52	60
2008	23.29	0.19	(6.03)	(5.84)	(0.02)		(2.46)	(2.48)		—	14.97	(27.86)		651	0.95	2.12	(c)	2.25	39
Class C
2012	$9.54	$(0.06)	$1.50	$1.44	$(0.07)		$—	$(0.07)		$—	$10.91	15.66%		$666	(0.55)%	3.21%		4.32%	48%
2011	11.40	(0.02)	(1.80)	(1.82)	(0.04)		—	(0.04)		—	9.54	(16.40)		859	(0.15)	2.43	(c)	2.43	41
2010	11.62	0.04	0.03	0.07	(0.29)		—	(0.29)		—	11.40	0.61		1,208	0.39	2.70	(c)	2.80	44
2009	15.04	0.14	(1.40)	(1.26)	(0.30)		(1.86)	(2.16)		—	11.62	(4.29)		1,194	1.41	2.28	(c)	2.52	60
2008	23.44	0.22	(6.09)	(5.87)	(0.07)		(2.46)	(2.53)		—	15.04	(27.86)		1,462	1.10	2.12	(c)	2.27	39
Class R
2012	$10.46	$— (e)	$1.65	$1.65	$(0.05)		$—	$(0.05)		$—	$12.06	16.24%		$1	(0.05)%	2.71%		3.82%	48%
2011	12.46	0.05	(1.96)	(1.91)	(0.09)		—	(0.09)		—	10.46	(15.80)		1	0.35	1.93	(c)	1.93	41
2010	12.68	0.10	0.02	0.12	(0.34)		—	(0.34)		—	12.46	0.82		8	0.82	2.19	(c)	2.30	44
2009	16.17	0.21	(1.47)	(1.26)	(0.37)		(1.86)	(2.23)		—	12.68	(3.75)		8	2.00	1.78	(c)	2.02	60
2008(d)	20.63	0.38	(4.84)	(4.46)	(—	)(e)	—	(—	)(e)	—	16.17	(21.62	)(f)	8	2.79	1.62	(c)	1.77	39
Class Y
2012	$10.62	$0.05	$1.65	$1.70	$(0.16)		$—	$(0.16)		$—	$12.16	16.76%		$593	0.45%	2.21%		3.32%	48%
2011	12.65	0.11	(1.99)	(1.88)	(0.15)		—	(0.15)		—	10.62	(15.49)		453	0.84	1.43	(c)	1.43	41
2010	12.88	0.15	0.02	0.17	(0.40)		—	(0.40)		—	12.65	1.34		4,849	1.27	1.69	(c)	1.78	44
2009	16.40	0.34	(1.56)	(1.22)	(0.44)		(1.86)	(2.30)		—	12.88	(3.27)		8,220	3.10	1.38	(c)	1.52	60
2008	25.33	0.46	(6.64)	(6.18)	(0.29)		(2.46)	(2.75)		—	16.40	(27.19)		8,872	2.13	1.12	(c)	1.26	39

122  |  See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

					Less Distributions From

	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income		Net Realized Gains		Total Distributions		Net Asset Value, End of Period	Total Return(b)		Net Assets, End of Period (000)	Net Investment Income	Net Expenses		Gross Expenses	Portfolio Turnover Rate
Pyxis Total Return Fund
Class A
2012	$18.03	$0.19	$2.87	$3.06	$(0.24)		$—		$(0.24)		$20.85	17.01%		$75,216	0.97%	1.60%		1.82%	169%
2011	18.80	0.21	(0.87)	(0.66)	(0.11)		—		(0.11)		18.03	(3.51)		79,574	1.07	1.42	(c)	1.46	177
2010	17.90	0.17	0.99	1.16	(0.26)		—		(0.26)		18.80	6.51		104,835	0.92	1.15	(c)	1.26	137
2009	20.16	0.26	(1.08)	(0.82)	(0.39)		(1.05)		(1.44)		17.90	(2.60)		105,256	1.66	1.08	(c)	1.13	144
2008	27.03	0.40	(4.54)	(4.14)	(0.44)		(2.29)		(2.73)		20.16	(16.87)		116,282	1.68	0.90	(c)	0.90	156
Class B
2012	$17.30	$0.04	$2.77	$2.81	$—		$—		$—		$20.11	16.12%		$139	0.22%	2.35%		2.57%	169%
2011	18.07	0.06	(0.83)	(0.77)	—		—		—		17.30	(4.21)		349	0.32	2.17	(c)	2.21	177
2010	17.23	0.02	0.96	0.98	(0.14)		—		(0.14)		18.07	5.73		1,077	0.14	1.90	(c)	1.97	137
2009	19.36	0.14	(1.03)	(0.89)	(0.19)		(1.05)		(1.24)		17.23	(3.37)		4,772	0.91	1.83	(c)	1.88	144
2008	26.02	0.21	(4.36)	(4.15)	(0.22)		(2.29)		(2.51)		19.36	(17.47)		8,222	0.91	1.65	(c)	1.66	156
Class C
2012	$16.63	$0.04	$2.65	$2.69	$(0.07)		$—		$(0.07)		$19.25	16.17%		$6,965	0.22%	2.35%		2.57%	169%
2011	17.37	0.06	(0.80)	(0.74)	—		—		—		16.63	(4.20)		8,183	0.32	2.17	(c)	2.21	177
2010	16.59	0.03	0.91	0.94	(0.16)		—		(0.16)		17.37	5.71		11,714	0.19	1.90	(c)	2.01	137
2009	18.76	0.13	(1.01)	(0.88)	(0.24)		(1.05)		(1.29)		16.59	(3.33)		10,841	0.90	1.83	(c)	1.88	144
2008	25.36	0.21	(4.24)	(4.03)	(0.28)		(2.29)		(2.57)		18.76	(17.48)		13,674	0.93	1.65	(c)	1.66	156
Class R
2012	$18.02	$0.14	$2.88	$3.02	$(0.10)		$—		$(0.10)		$20.94	16.68%		$1	0.72%	1.85%		2.07%	169%
2011	18.79	0.16	(0.86)	(0.70)	(0.07)		—		(0.07)		18.02	(3.70)		1	0.82	1.67	(c)	1.71	177
2010	17.87	0.12	0.99	1.11	(0.19)		—		(0.19)		18.79	6.25		9	0.66	1.41	(c)	1.52	137
2009	20.13	0.23	(1.09)	(0.86)	(0.35)		(1.05)		(1.40)		17.87	(2.88)		9	1.40	1.33	(c)	1.38	144
2008(d)	22.72	0.25	(2.84)	(2.59)	(—	)(e)	(—	)(e)	(—	)(e)	20.13	(11.40	)(f)	9	1.67	1.15	(c)	1.15	156
Class Y
2012	$18.24	$0.24	$2.90	$3.14	$(0.29)		$—		$(0.29)		$21.09	17.36%		$217	1.22%	1.35%		1.57%	169%
2011	19.03	0.27	(0.89)	(0.62)	(0.17)		—		(0.17)		18.24	(3.36)		238	1.32	1.17	(c)	1.21	177
2010	18.10	0.21	1.01	1.22	(0.29)		—		(0.29)		19.03	6.81		5,070	1.16	0.90	(c)	1.00	137
2009	20.39	0.31	(1.10)	(0.79)	(0.45)		(1.05)		(1.50)		18.10	(2.39)		7,788	1.90	0.83	(c)	0.88	144
2008	27.31	0.47	(4.59)	(4.12)	(0.51)		(2.29)		(2.80)		20.39	(16.65)		5,571	1.96	0.65	(c)	0.65	156

		Income from Investment Operations			Less Distributions From							Ratios and Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income	Net Realized Gains		Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (000)	Net Investment Income	Net Expenses		Gross Expenses	Portfolio Turnover Rate
Pyxis Tax-Exempt Fund
Class A
2012	$11.86	$0.32	$0.48	$0.80	$(0.32)	$—		$(0.32)	$—	$12.34	6.79%	$33,747	2.62%	1.14%		1.18%	26%
2011	11.97	0.34	(0.11)	0.23	(0.34)	—		(0.34)	—	11.86	2.06	36,024	2.97	1.15	(c)	1.18	40
2010	11.79	0.41	0.18	0.59	(0.41)	—		(0.41)	—	11.97	5.14	40,049	3.49	0.86	(c)	0.63	28
2009	10.90	0.41	0.88	1.29	(0.40)	—		(0.40)	—	11.79	12.09	36,260	3.58	0.86	(c)	1.14	24
2008	11.41	0.43	(0.52)	(0.09)	(0.42)	(—	)(e)	(0.42)	—	10.90	(0.84)	30,972	3.72	0.87	(c)	1.12	28
Class B
2012	$11.86	$0.23	$0.48	$0.71	$(0.24)	$—		$(0.24)	$—	$12.33	6.01%	$2	1.87%	1.89%		1.93%	26%
2011	11.96	0.26	(0.10)	0.16	(0.26)	—		(0.26)	—	11.86	1.42	5	2.22	1.90	(c)	1.93	40
2010	11.79	0.31	0.18	0.49	(0.32)	—		(0.32)	—	11.96	4.27	22	2.80	1.61	(c)	1.57	28
2009	10.89	0.32	0.90	1.22	(0.32)	—		(0.32)	—	11.79	11.36	86	2.86	1.61	(c)	1.89	24
2008	11.41	0.33	(0.51)	(0.18)	(0.34)	(—	)(e)	(0.34)	—	10.89	(1.67)	158	2.99	1.62	(c)	1.89	28

(a)	Net investment income per share is based on average shares outstanding during the period.
(b)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the adviser not absorbed a portion of expenses, total returns would have been lower.
(c)	Includes waiver of management fee with respect to the Fund’s investment in the Pyxis Money Market Fund II.
(d)	Class commenced operations on January 29, 2008.
(e)	Less than $0.005 per share or less than 0.005%.
(f)	Not annualized.
(g)	Less than $1,000 of asset in share class.

See accompanying Notes to Financial Statements.  |  123

FINANCIAL HIGHLIGHTS

For Years or Periods Ended September 30

Selected data for a share outstanding throughout each period is as follows:

		Income from Investment Operations			Less Distributions From							Ratios and Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income	Net Realized Gains		Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (000)	Net Investment Income	Net Expenses		Gross Expenses	Portfolio Turnover Rate
Pyxis Tax-Exempt Fund (Continued)
Class C
2012	$11.86	$0.23	$0.47	$0.70	$(0.23)	$—		$(0.23)	$—	$12.33	5.93%	$1,728	1.87%	1.89%		1.93%	26%
2011	11.96	0.26	(0.10)	0.16	(0.26)	—		(0.26)	—	11.86	1.39	1,675	2.22	1.90	(c)	1.93	40
2010	11.78	0.33	0.17	0.50	(0.32)	—		(0.32)	—	11.96	4.33	2,699	2.68	1.60	(c)	1.24	28
2009	10.89	0.31	0.90	1.21	(0.32)	—		(0.32)	—	11.78	11.24	945	2.72	1.61	(c)	1.89	24
2008	11.41	0.34	(0.52)	(0.18)	(0.34)	(—	)(d)	(0.34)	—	10.89	(1.68)	208	2.96	1.62	(c)	1.88	28
Class Y
2012	$12.83	$0.37	$0.51	$0.88	$(0.37)	$—		$(0.37)	$—	$13.34	6.97%	$180	2.87%	0.89%		0.93%	26%
2011	12.93	0.40	(0.11)	0.29	(0.39)	—		(0.39)	—	12.83	2.39	179	3.22	0.90	(c)	0.93	40
2010	12.74	0.48	0.19	0.67	(0.48)	—		(0.48)	—	12.93	5.36	700	3.73	0.61	(c)	0.30	28
2009	11.78	0.45	0.97	1.42	(0.46)	—		(0.46)	—	12.74	12.34	507	3.63	0.61	(c)	0.71	24
2008	12.34	0.49	(0.56)	(0.07)	(0.49)	(—	)(d)	(0.49)	—	11.78	(0.65)	36	3.99	0.62	(c)	0.86	28

		Income from Investment Operations			Less Distributions From									Ratios and Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income	Net Realized Gains		Return Of Capital	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return(b)		Net Assets, End of Period (000)	Net Investment Income	Net Expenses		Gross Expenses	Portfolio Turnover Rate
Pyxis Fixed Income Fund
Class A
2012	$12.54	$0.20	$0.59	$0.79	$(0.27)	$—		$(0.02)	$(0.29)	$—	$13.04	6.35%		$202,060	1.59%	1.13%		1.14%	350%
2011	12.26	0.37	0.31	0.68	(0.40)	—		—	(0.40)	—	12.54	5.78		94,079	2.97	0.90	(c)	0.91	392
2010	11.71	0.36	0.63	0.99	(0.44)	—		—	(0.44)	—	12.26	8.65		98,741	3.02	0.91	(c)	0.99	342
2009	11.44	0.44	0.26	0.70	(0.43)	—		—	(0.43)	—	11.71	6.36		103,525	3.90	0.85	(c)	0.88	341
2008	11.84	0.50	(0.40)	0.10	(0.50)	(—	)(d)	—	(0.50)	—	11.44	0.73		115,933	4.19	0.84	(c)	0.85	467
Class B
2012	$12.54	$0.11	$0.58	$0.69	$(0.17)	$—		$(0.02)	$(0.19)	$—	$13.04	5.49%		$120	0.84%	1.88%		1.89%	350%
2011	12.26	0.27	0.32	0.59	(0.31)	—		—	(0.31)	—	12.54	5.00		85	2.22	1.65	(c)	1.66	392
2010	11.71	0.31	0.59	0.90	(0.35)	—		—	(0.35)	—	12.26	7.84		131	2.69	1.67	(c)	1.72	342
2009	11.44	0.35	0.27	0.62	(0.35)	—		—	(0.35)	—	11.71	5.57		375	3.21	1.60	(c)	1.63	341
2008	11.84	0.41	(0.40)	0.01	(0.41)	(—	)(d)	—	(0.41)	—	11.44	(0.11)		803	3.50	1.59	(c)	1.60	467
Class C
2012	$12.56	$0.10	$0.59	$0.69	$(0.17)	$—		$(0.02)	$(0.19)	$—	$13.06	5.48%		$5,051	0.84%	1.88%		1.89%	350%
2011	12.27	0.27	0.33	0.60	(0.31)	—		—	(0.31)	—	12.56	4.99		846	2.22	1.65	(c)	1.66	392
2010	11.72	0.27	0.63	0.90	(0.35)	—		—	(0.35)	—	12.27	7.93		933	2.25	1.66	(c)	1.74	342
2009	11.46	0.35	0.26	0.61	(0.35)	—		—	(0.35)	—	11.72	5.47		915	3.12	1.60	(c)	1.63	341
2008	11.86	0.41	(0.40)	0.01	(0.41)	(—	)(d)	—	(0.41)	—	11.46	(0.02)		922	3.44	1.59	(c)	1.60	467
Class R
2012	$12.55	$0.16	$0.59	$0.75	$(0.23)	$—		$(0.02)	$(0.25)	$—	$13.05	6.05%		$2	1.34%	1.38%		1.39%	350%
2011	12.26	0.33	0.34	0.67	(0.38)	—		—	(0.38)	—	12.55	5.60		1	2.72	1.15	(c)	1.16	392
2010	11.71	0.33	0.63	0.96	(0.41)	—		—	(0.41)	—	12.26	8.37		11	2.73	1.17	(c)	1.25	342
2009	11.45	0.41	0.25	0.66	(0.40)	—		—	(0.40)	—	11.71	5.99		10	3.61	1.10	(c)	1.13	341
2008(e)	12.15	0.29	(0.70)	(0.41)	(0.29)	(—	)(d)	—	(0.29)	—	11.45	(3.43	)(f)	10	3.70	1.09	(c)	1.11	467
Class Y
2012	$12.52	$0.23	$0.60	$0.83	$(0.29)	$—		$(0.03)	$(0.32)	$—	$13.03	6.62%		$1,571	1.84%	0.88%		0.89%	350%
2011	12.24	0.40	0.31	0.71	(0.43)	—		—	(0.43)	—	12.52	6.04		1,072	3.22	0.65	(c)	0.66	392
2010	11.70	0.33	0.68	1.01	(0.47)	—		—	(0.47)	—	12.24	8.81		2,686	3.36	0.67	(c)	0.75	342
2009	11.43	0.46	0.27	0.73	(0.46)	—		—	(0.46)	—	11.70	6.63		8,545	4.15	0.60	(c)	0.63	341
2008	11.84	0.53	(0.41)	0.12	(0.53)	(—	)(d)	—	(0.53)	—	11.43	0.89		12,944	4.45	0.59	(c)	0.60	467

124  |  See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

		Income from Investment Operations						Less Distributions From											Ratios and Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income(a)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Operations		Net Investment Income		Net Realized Gains			Total Distributions			Redemption Fees	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (000)	Net Investment Income		Net Expenses	Gross Expenses
Pyxis Money Market Fund II
Retail Class
2012	$1.00	$—		$—		$—		$—		$	(—	)(d)	$	(—	)(d)	$—	$1.00	0.01%	$59,779	—	%(d)	0.18%	0.68%
2011	1.00	—	(d)	—	(d)	—	(d)	(—	)(d)		(—	)(d)		(—	)(d)	—	1.00	0.00	74,278	—	(d)	0.26	0.37
2010	1.00	—	(d)	—	(d)	—	(d)	(—	)(d)		—			(—	)(d)	—	1.00	0.00	116,230	—	(d)	0.29	0.43
2009	1.00	0.01		—		0.01		(0.01)			—			(0.01)		—	1.00	0.66	164,512	0.69		0.37	0.37
2008	1.00	0.03		—		0.03		(0.03)			—			(0.03)		—	1.00	3.05	203,595	3.07		0.41	0.41
Institutional Class
2012	$1.00	$—		$—		$—		$—		$	(—	)(d)	$	(—	)(d)	$—	$1.00	0.01%	$15,523	—	%(d)	0.18%	0.68%
2011	1.00	—	(d)	—	(d)	—	(d)	(—	)(d)		(—	)(d)		(—	)(d)	—	1.00	—	8,534	—	(d)	0.26	0.37
2010	1.00	—	(d)	—	(d)	—	(d)	(—	)(d)		—			(—	)(d)	—	1.00	0.03	857,097	0.03		0.26	0.33
2009	1.00	0.01		—		0.01		(0.01)			—			(0.01)		—	1.00	0.75	895,432	0.72		0.29	0.29
2008(e)	1.00	0.01		—		0.01		(0.01)			—			(0.01)		—	1.00	1.10	682,828	2.04		0.29	0.29

(a)	Net investment income per share is based on average shares outstanding during the period.
(b)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the adviser not absorbed a portion of expenses, total returns would have been lower.
(c)	Includes waiver of management fee with respect to the Fund’s investment in the Pyxis Money Market Fund II.
(d)	Less than $0.005 per share or less than 0.005%.
(e)	Class commenced operations on January 29, 2008.
(f)	Not annualized.

See accompanying Notes to Financial Statements.   |  125

NOTES TO FINANCIAL STATEMENTS

September 30, 2012	Pyxis Funds II

Note 1. Organization

Pyxis Funds II (formerly known as Highland Funds II) (the “Trust”) is a Massachusetts business trust organized on August 10, 1992. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. It comprises seventeen portfolios (each a “Fund” and collectively the “Funds”), although only the following thirteen are currently being offered: Pyxis Alpha Trend Strategies Fund (the “Alpha Trend Strategies Fund”), Pyxis Alternative Income Fund (the “Alternative Income Fund”), Pyxis Trend Following Fund (the “Trend Following Fund”), Pyxis Core America Equity Fund (formerly Highland Core Value Equity Fund) (the “Core America Equity Fund”), Pyxis Dividend Equity Fund (the “Dividend Equity Fund”), Pyxis Premier Growth Equity Fund (the “Premier Growth Equity Fund”), Pyxis Small-Cap Equity Fund (the “Small-Cap Equity Fund”), Pyxis Global Equity Fund (the “Global Equity Fund”), Pyxis International Equity Fund (the “International Equity Fund”), Pyxis Total Return Fund (the “Total Return Fund”), Pyxis Tax-Exempt Fund (the “Tax-Exempt Fund”), Pyxis Fixed Income Fund (the “Fixed Income Fund”) and Pyxis Money Market Fund II (the “Money Market Fund”). As of September 30, 2012, the Pyxis Energy and Materials Fund (the “Energy and Materials Fund”) is not being offered.

Fund Shares

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share (each a “Share” and collectively, the “Shares”). Each Fund (other than the Trend Following Fund, Dividend Equity Fund, Tax-Exempt Fund and the Money Market Fund) currently offers four share classes to investors, namely Class A, Class C, Class R and Class Y Shares. The Trend Following Fund and the Dividend Equity Fund currently offers four share classes to investors but have only sold two and three, respectively, namely Class A and Class C Shares and Class A, Class C and Class Y shares, respectively. The Tax-Exempt Fund currently offers three share classes to investors, namely Class A, Class C and Class Y Shares, and the Money Market Fund currently offers two share classes to investors, namely the Retail Class and the Institutional Class Shares. As of January 29, 2007, Class B Shares were closed to new investments for all Funds that offered Class B Shares.

Class A Shares are sold with a front-end sales charge. Maximum sales load imposed on purchases of Class A Shares (as a percentage of offering price) is as follows:

Fund	%
Alpha Trend Strategies Fund	5.75
Alternative Income Fund	5.75
Energy and Materials Fund	5.75
Trend Following Fund	5.75
Core America Equity Fund	5.75
Dividend Equity Fund	5.75
Premier Growth Equity Fund	5.75
Small-Cap Equity Fund	5.75
Global Equity Fund	5.75
International Equity Fund	5.75
Total Return Fund	5.75

Fund	%
Tax-Exempt Fund	4.25
Fixed Income Fund	4.25

There is no front-end sales charge imposed on individual purchases of Class A Shares of $1 million or more. The front-end sales charge is also waived in other instances as described in the Funds’ prospectuses. Purchases of $1 million or more of Class A Shares at net asset value are subject to a 1.00% contingent deferred sales charge (“CDSC”) if redeemed within one year of purchase.

Class B and Class C Shares may be subject to a CDSC. Maximum CDSC imposed on redemptions of Class B Shares (as a percentage of redemption proceeds) within the first year are as follows:

Fund	%
Core America Equity Fund	4.00
Premier Growth Equity Fund	4.00
Small-Cap Equity Fund	4.00
Global Equity Fund	4.00
International Equity Fund	4.00
Total Return Fund	4.00
Tax-Exempt Fund	3.00
Fixed Income Fund	3.00

The CDSC for redemptions of Funds that offer Class B Shares are as follows: within the second year: 3.00%; within the third year: 2.00%; within the fourth year: 1.00% and within the fifth year and thereafter: 0.00%.

The maximum CDSC imposed on redemptions of Class C Shares for all Funds is 1.00% within the first year of purchase and 0.00% thereafter.

No front-end or CDSC are assessed by the Trust with respect to the Retail Class and Institutional Class Shares of the Money Market Fund or Class R and Class Y Shares of all Funds.

Capital Contribution

On January 25, 2011, GE Asset Management Incorporated (“GEAM”), the former investment adviser (now the Sub-Adviser), contributed $2,845 of capital to the Global Equity Fund to mitigate the negative impact to Class Y Shareholders from a large redemption.

On May 5, 2011, BNY Mellon contributed $344 of capital to the Total Return Fund to mitigate the negative impact to Shareholders from an incorrect calculation of net asset value.

Note 2. Significant Accounting Policies

The following summarizes the significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Offering Costs

Certain costs were incurred in connection with the offering of the following Funds as disclosed in the table below. The costs

126  |  Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2012	Pyxis Funds II

associated have been capitalized and are being amortized on a straight-line basis over twelve months based on the commencement date of the Funds, stated below.

Fund	Commencement Date	Original Offering Costs
Alpha Trend Strategies Fund	November 01, 2011	$100,733
Alternative Income Fund	January 13, 2012	56,705
Energy and Materials Fund	December 01, 2011	94,126
Dividend Equity Fund	November 14, 2011	109,695

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results may differ from those estimates.

Securities Valuation

The Funds utilize various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1 - Quoted prices for identical investments in active markets.

Level 2 - Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 - Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. Pyxis Capital, L.P., (formerly known as Highland Funds Asset Management, L.P.) (the “Investment Adviser” or “Pyxis”) per-

forms periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement

The following section describes the valuation methodologies the Funds use to measure different financial investments at fair value.

A Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sales price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price, Level 1 securities primarily include publicly-traded equity securities which may not necessarily represent the last sale price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security will be valued at the mean between the most recently quoted bid and asked prices produced by the principal market makers. In those circumstances the Fund classifies the investment securities in Level 2.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid as reported by an independent pricing service. Municipal obligations are valued at the quoted bid prices when available. The pricing vendor uses various pricing models for each asset class that are consistent with what other market participants would use. The inputs and assumptions to the model of the pricing vendor are derived from market observable sources including: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and other market related data. Since many fixed income securities do not trade on a daily basis, the methodology of the pricing vendor uses available information as applicable such as benchmark curves, benchmarking of like securities, sector groupings, and matrix pricing. The pricing vendor considers all available market observable inputs in determining the evaluation for a security. Thus, certain securities may not be priced using quoted prices, but rather determined from market observable information. These investments are included in Level 2 and primarily comprise our portfolio of corporate fixed income, government, mortgage and asset-backed securities.

In the absence of a reliable price from such a pricing service, debt securities may be valued based on dealer supplied valuations or quotations. In these infrequent circumstances, pricing vendors may provide the Funds with valuations that are based on significant unobservable inputs, and in those circumstances we classify the investment securities in Level 3.

The Funds use non-binding broker quotes as the primary basis for valuation when there is limited, or no, relevant market activity for a specific investment or for other investments that share similar characteristics. The Funds have not adjusted the prices obtained. Investment securities priced using non-binding broker quotes are included in Level 3. As is the case with the primary pricing vendor, third-party brokers do not provide access to their proprietary valuation models, inputs and assumptions. Accordingly, Pyxis conducts internal reviews of pricing

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September 30, 2012	Pyxis Funds II

for all such investment securities periodically to ensure reasonableness of valuations used in the Funds’ financial statements. These reviews are designed to identify prices that appear stale, those that have changed significantly from prior valuations, and other anomalies that may indicate that a price may not be accurate. Based on the information available, Pyxis believes that the fair values provided by the brokers are representative of prices that would be received to sell the assets at the measurement date (exit prices).

All portfolio securities of the Money Market Fund and any short-term securities of sufficient credit quality held by any other Fund with remaining maturities of sixty days or less at the time of purchase are valued on the basis of amortized cost which approximates market value and these are included in Level 2.

A Fund’s written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last reported bid price and those are also included in Level 2.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Funds’ Board of Trustees that are designed to establish its “fair” value. These securities would be classified in Level 3. Those procedures require that the fair value of a security be established by the fair valuation committee. The fair valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of any Fund in the appropriate circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security’s primary market and before the close of regular trading on the NYSE. In these circumstances the Fund classifies the investment securities in Level 2. This independent fair value pricing service uses a model to identify affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price.

Portfolio securities may be valued using techniques other than market quotations, under the circumstances described above. The value established for a portfolio security may be different than what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Funds could sell a portfolio security for the value established for it at any time and it is possible that the Funds would incur a loss because a portfolio security is sold at a discount to its established value.

Other financial investments are derivative instruments that are not reflected in Total Investments, such as futures, forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

The Funds use closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund’s net asset value (“NAV”).

At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

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NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2012	Pyxis Funds II

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at the value at the beginning of the period. The following tables present the Funds’ investments measured at fair value on a recurring basis at September 30, 2012:

	Total value at September 30, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Alpha Trend Strategies Fund
Assets
Exchange Traded Funds*	$3,280,396	$3,280,396	$—	$—
Registered Investment Company	548,248	548,248	—	—

Total	$3,828,644	$3,828,644	$—	$—

Alternative Income Fund
Assets
Exchange Traded Funds*	$8,068,356	$8,068,356	$—	$—
Registered Investment Company	4,831,331	4,831,331	—	—

Total Assets	12,899,687	12,899,687	—	—

Liabilities
Short Sales	(2,771,100)	(2,771,100)	—	—

Total Liabilities	(2,771,100)	(2,771,100)	—	—

Total	$10,128,587	$10,128,587	$—	$—

Energy and Materials Fund
Assets
Registered Investment Company	$223,385	$223,385	$—	$—

Total	$223,385	$223,385	$—	$—

Trend Following Fund
Assets
Exchange Traded Funds*	$1,798,448	$1,798,448	$—	$—
Registered Investment Company	601,198	601,198	—	—

Total	$2,399,646	$2,399,646	$—	$—

Core America Equity Fund
Assets
Common Stock*	$193,965,562	$193,965,562	$—	$—
Other Investments	3,283,279	3,206,664	76,615	—
Registered Investment Company	3,922,220	3,922,220	—	—

Total Assets	201,171,061	201,094,446	76,615	—

Liabilities
Other Financial Instruments
Equity Contracts - Futures**	(6,215)	(6,215)	—	—

Total Liabilities	(6,215)	(6,215)	—	—

Total	$201,164,846	$201,088,231	$76,615	$—

Dividend Equity Fund
Assets
Common Stock*	$10,074,034	$10,074,034	$—	$—
Other Investments	263,355	263,355	—	—
Registered Investment Company	581,353	581,353	—	—

Total	$10,918,742	$10,918,742	$—	$—

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NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2012	Pyxis Funds II

	Total value at September 30, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Premier Growth Equity Fund
Assets
Common Stock*	$154,000,869	$154,000,869	$—	$—
Other Investments	11,190	—	11,190	—
Registered Investment Company	8,887,596	8,887,596	—	—

Total Assets	162,899,655	162,888,465	11,190	—

Liabilities
Other Financial Instruments
Equity Contracts - Futures**	(61,685)	(61,685)	—	—

Total Liabilities	(61,685)	(61,685)	—	—

Total	$162,837,970	$162,826,780	$11,190	$—

Small-Cap Equity Fund
Assets
Common Stock*	$35,498,701	$35,498,701	$—	$—
Other Investments	7,573	—	7,573	—
Registered Investment Company	1,873,757	1,873,757	—	—

Total	$37,380,031	$37,372,458	$7,573	$—

Global Equity Fund
Assets
Common Stock*	$21,752,524	$21,752,524	$—	$—
Preferred Stock	447,677	447,677	—	—
Other Investments	533,376	509,630	23,746	—
Registered Investment Company	696,787	696,787	—	—

Total	$23,430,364	$23,406,618	$23,746	$—

International Equity Fund
Assets
Common Stock*	$11,690,104	$11,690,104	$—	$—
Preferred Stock*	189,011	189,011	—	—
Other Investments	14,383	—	14,383	—
Registered Investment Company	621,636	621,636	—	—

Total Assets	12,515,134	12,500,751	14,383	—

Liabilities
Other Financial Instruments
Equity Contracts - Futures**	(9,472)	(9,472)	—	—

Total Liabilities	(9,472)	(9,472)	—	—

Total	$12,505,662	$12,491,279	$14,383	$—

Total Return Fund
Assets
Domestic Equity*	$30,949,499	$30,949,499	$—	$—
Foreign Common Stock*	13,283,632	13,283,632	—	—
Preferred Stock	199,968	199,968	—	—
Agency Collateralized Mortgage Obligations	170,579	—	170,579	—
Agency Mortgage Backed	7,816,505	—	7,816,505	—
Asset Backed	15,942	—	15,942	—
Corporate Notes	6,984,186	—	6,984,186	—
Municipal Bonds and Notes	154,998	—	154,998	—
Non-Agency Collateralized Mortgage Backed Securities	666,425	—	666,425	—
Non-Agency Collateralized Mortgage Obligations	50,766	—	50,766	—
Sovereign Bonds	571,727	—	571,727	—
U.S. Treasuries	7,963,665	—	7,963,665	—
Other Investments	4,486,481	4,276,432	210,049	—
Registered Investment Company	10,793,769	10,793,769	—	—

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NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2012	Pyxis Funds II

	Total value at September 30, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Other Financial Instruments
Equity Contracts - Futures**	$1,373	$1,373	$—	$—
Interest Rate Contracts - Futures**	33,104	33,104	—	—

Total Assets	84,142,619	59,537,777	24,604,842	—

Liabilities
Other Financial Instruments
Equity Contracts - Futures**	(121,439)	(121,439)	—	—
Interest Rate Contracts - Futures**	(22,717)	(22,717)	—	—

Total Liabilities	(144,156)	(144,156)	—	—

Total	$83,998,463	$59,393,621	$24,604,842	$—

Tax-Exempt Fund
Assets
Municipal Bonds and Notes	$35,376,016	$—	$35,376,016	$—
Other Investments	2,880	—	2,880	—
Registered Investment Company	485,121	485,121	—	—

Total	$35,864,017	$485,121	$35,378,896	$—

Fixed Income Fund
Assets
Agency Collateralized Mortgage Obligations	$1,702,230	$—	$1,702,230	$—
Agency Mortgage Backed	30,236,512	—	30,236,512	—
Asset Backed	4,308,755	—	4,308,755	—
Corporate Notes	23,334,777	—	23,334,777	—
Municipal Bonds and Notes	572,473	—	572,473	—
Non-Agency Collateralized Mortgage Backed Securities	4,186,365	—	4,186,365	—
Non-Agency Collateralized Mortgage Obligations	14,002	—	14,002	—
Sovereign Bonds	1,881,760	—	1,881,760	—
U.S. Government Agency	6,515,231	—	6,515,231	—
U.S. Treasuries	122,206,984	—	122,206,984	—
Other Investments	750,141	—	750,141	—
Registered Investment Company	20,274,450	20,274,450	—	—
Other Financial Instruments
Interest Rate Contracts - Futures**	72,200	72,200	—	—

Total Assets	216,055,880	20,346,650	195,709,230	—

Liabilities
Other Financial Instruments
Interest Rate Contracts - Futures**	(36,846)	(36,846)	—	—

Total Liabilities	(36,846)	(36,846)	—	—

Total	$216,019,034	$20,309,804	$195,709,230	$—

Money Market Fund
Assets
Certificates of Deposit	$11,850,013	$—	$11,850,013	$—
Commercial Paper	14,697,681	—	14,697,681	—
Corporate Notes	2,049,657	—	2,049,657	—
U.S. Government Agency	22,396,890	—	22,396,890	—
U.S. Treasuries	14,471,429	—	14,471,429	—
Repurchase Agreement	6,500,000	—	6,500,000	—
Registered Investment Company	3,444,669	3,444,669	—	—

Total	$75,410,339	$3,444,669	$71,965,670	$—

*See Investment Portfolio detail for Industry breakout.

**Includescumulative unrealized appreciation/(depreciation) of future contracts as reported in the Investment Portfolio.

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NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2012	Pyxis Funds II

Certain foreign securities are fair valued by utilizing an external pricing service in the event of any significant market movements between the time the series valued such foreign securities and the earlier closing of foreign markets. Such fair valuations are categorized as Level 2 in the hierarchy. Significant market movements occurred at September 30, 2011 and therefore the Funds utilized the external pricing service model adjustments. As a result, securities still held at September 30, 2012 by the Global Equity Fund and International Equity Fund since the beginning of the period, were transferred from Level 2 into Level 1 with an end of period value of $9,182,639 and $9,098,265. The remaining Funds did not have any significant transfers in and out of Level 1 and Level 2 during the period.

Securities Transactions

Securities transactions are accounted for as of the trade date. Realized gains/(losses) on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Each Fund’s income, expenses (other than distribution fees) and realized and unrealized gains and losses are allocated proportionally each day among each Fund’s respective share classes based upon the relative net assets of each class share.

Repurchase Agreements

Certain Funds engage in repurchase agreement transactions with respect to instruments that are consistent with the Fund’s investment objective or policies. The Funds’ custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% for domestic securities and 105% for international securities of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

Foreign Currency

Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

All assets and liabilities of the Funds initially expressed in foreign currency values are converted into U.S. dollars at the WM/Reuter exchange rate computed at 11:00 a.m., Eastern time.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in market prices of securities during the period. Such fluctuations are included in net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions repre-

sent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of foreign securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities (including foreign currencies and open foreign currency contracts) as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

Derivatives

The Funds are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds enter into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions, and for managing the duration of fixed-income investments.

Futures Contracts

A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Certain Funds invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Funds invest in futures contracts to manage their exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument, or economically hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. A Fund will not enter into a transaction involving futures for speculative purposes. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margins, are made or received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Funds recognize a realized gain or loss on the expiration or closing of a futures contract. Cash held as collateral for futures contracts is shown on the Statement of Assets and Liabilities as Restricted Cash for the International Equity Fund and Total

132 | Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2012	Pyxis Funds II

Return Fund. Securities held as collateral for futures contracts can be found on the Investment Portfolio.

For the year ended September 30, 2012, the average notional volume of derivative activity for the Funds is as follows:

Fund	Average Notional Volume Year Ended 09/30/2012	Notional Volume as of 09/30/2012
Long Futures:
Core America Equity	$ 451,786	$ 358,563
Premier Growth Equity	3,628,640	3,585,625
Global Equity	292,886	—
International Equity	181,948	342,148
Total Return	9,271,093	9,742,627
Fixed Income	17,957,014	16,058,594

Short Futures:
Premier Growth Equity	271,280	—
Global Equity	94,991	—
International Equity	57,963	—
Total Return	7,030,059	7,150,328
Fixed Income	14,465,837	14,027,375

Short Sales

The Funds may sell securities short. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. When a Fund makes a short sale, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay any dividends or other payments received on such borrowed securities. Cash held as collateral for short sales is classified as restricted cash on the Statement of Assets and Liabilities. Securities held as collateral for short sales are shown on the Investment Portfolio for the Pyxis Alternative Income Fund.

Options

Certain Funds purchase and write options, subject to certain limitations. The Funds may invest in options contracts to manage their exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase a Fund’s exposure to the underlying instrument while buying puts and writing calls tend to decrease a Fund’s exposure to the underlying instrument, or economically hedge other Fund investments. A Fund will not enter into a transaction involving options for speculative purposes. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When a Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased are adjusted by the original premium received or paid. For the year ended September 30, 2012, none of the Funds invested in options.

When-Issued Securities and Forward Commitments

Each of the Funds may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled a month or more after entering into the transactions. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date. For sales commitments, the Funds maintain equivalent deliverable securities as “cover” for the transaction. Unsettled commitments are valued at current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Funds will not enter into such commitments for the purpose of investment leverage. As of September 30, 2012, the Total Return Fund and Fixed Income Fund each hold securities on a when-issued basis. These securities are detailed in each Fund’s Investment Portfolio.

Forward Foreign Currency Exchange Contracts

Certain Funds enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Funds’ currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Funds’ financial statements. Such amounts appear under the caption Forward Foreign Currency Contracts in the Investment Portfolio. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Funds’ risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts’ terms. When a Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund’s total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities is segregated so that the value of the account will equal the amount of the Fund’s commitment with respect to the contract. For the year ended September 30, 2012,

Annual Report | 133

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2012	Pyxis Funds II

none of the funds invested in forward foreign currency exchange contracts.

Investments in Foreign Markets

Investments in foreign markets involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, restrictions on repatriation of income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Funds may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

U.S. Federal Income Tax Status

The Funds intend to comply with all sections of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies, including the distribution of substantially all of their taxable net investment income, tax-exempt income, and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Distributions to Shareholders

Tax-Exempt Fund, Fixed Income Fund, and Money Market Fund declare investment income dividends daily and pay them monthly. Dividend Equity Fund and Alternative Income Fund declare and pay investment income dividends monthly. All other Funds declare and pay dividends from investment income annually. All Funds declare and pay net realized capital gains in excess of capital loss carryforwards distributions annually.

Income Recognition

Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis.

Accretion of discount and amortization of premium on taxable bonds are computed to the call or maturity date, whichever is shorter, using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Expenses

Fund specific expenses are allocated to the Fund that incurs such expense and pro rata across share classes. Expenses, other than those incurred by a specific Fund, are allocated pro rata among Funds and share classes. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Certain class specific expenses (such as distribution and shareholder servicing fees) are allocated to the class that incurs such expense.

Short-Term Trading (Redemption) Fees

Shares held in the Global Equity Fund and International Equity Fund less than 90 days and in the Alpha Trend Strategies Fund, Alternative Income Fund, Dividend Equity Fund, Energy and Materials Fund and Trend Following Fund less than 60 days are subject to a short-term trading fee equal to 2.00% of the proceeds of the redeemed shares. These fees, which are retained by the respective Fund, are accounted for as an addition to paid-in capital. The redemption fee has currently been suspended for the Global Equity Fund and International Equity Fund. It may be reinstated at any time without prior notice.

	Redemption Fee Amount
Fund	Class A	Class C	Class R	Class Y
Alpha Trend Strategies	$1,914	$—	$590	$6,860
Alternative Income	864	12	419	2,237
Trend Following	20	—	—	—
Dividend Equity	29	50	—	715

134  |  Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2012	Pyxis Funds II

Note 3. U.S. Federal Income Tax Information

The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences include (but are not limited to) investments organized as partnerships for tax purposes, foreign taxes, investments in futures, losses deferred to off-setting positions, tax treatment of organizational start-up costs, losses deferred due to wash sale transactions, tax treatment of net investment loss and distributions in excess of net investment income, dividends deemed paid upon shareholder redemption of fund shares and tax attributes from fund reorganizations. Reclassifications are made to the Funds’ capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year or period ended September 30, 2012, were as follows:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid In Capital
Alpha Trend Strategies Fund	$29,641	$(2,975)	$(26,666)
Alternative Income Fund	36,210	—	(36,210)
Energy and Materials Fund	23,219	—	(23,219)
Trend Following Fund	21,146	(1,012,946)	991,800
Core America Equity Fund	(17,219)	(3,829,984)	3,847,203
Dividend Equity Fund	64,640	(6,664)	(57,976)
Small-Cap Equity Fund	19,699	—	(19,699)
Global Equity Fund	(11,433)	24,053	(12,620)
International Equity Fund	788	17,404	(18,192)
Total Return Fund	(28,470)	28,470	—
Fixed Income Fund	(135,683)	(2,605,596)	2,741,279
Money Market Fund	3	41	(44)

At September 30, 2012, the most recent tax year end, components of distributable earnings on a tax basis is as follows:

Fund	Undistributed Income	Undistributed Long-Term Capital Gains	Undistributed Tax Exempt Income	Accumulated Capital and Other Losses	Net Tax Appreciation/ (Depreciation)*
Alpha Trend Strategies Fund	$41,598	$ —	$ —	$—	$ (73,973)
Alternative Income Fund	71,870	—	—	(263,148)	(168,206)
Energy and Materials Fund	349,163	—	—	—	—
Trend Following Fund	—	—	—	(465,016)	61,144
Core America Equity Fund	244,231	—	—	(6,016,696)	23,986,077
Dividend Equity Fund	50,665	—	—	—	1,109,665
Premier Growth Equity Fund	200,843	—	—	(515,265)	41,687,424
Small-Cap Equity Fund	—	2,528,613	—	(329,192)	3,252,984
Global Equity Fund	—	—	—	(6,467,395)	2,294,246
International Equity Fund	—	—	—	(14,386,114)	553,981
Total Return Fund	751,625	—	—	(7,528,760)	4,355,179
Tax-Exempt Fund	—	—	78,151	(557,646)	3,477,459
Fixed Income Fund	—	—	—	(2,356,170)	2,153,516
Money Market Fund	—	—	—	(21,834)	—

*	Any differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to deferral of losses from wash sale, and other adjustments.

As of September 30, 2012, the most recent tax year end, the following Funds have capital loss carryovers as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Code and regulations promulgated thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

	2016	2017		2018	2019	No Expiration Short Term*	No Expiration Long Term*	Total
Trend Following Fund	$—	$—		$—	$—	$169,921	$—	$169,921
Core America Equity Fund	—	2,803,683	**	3,213,013	—	—	—	6,016,696
Premier Growth Equity Fund	—	—		435,857	—	—	—	435,857

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NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2012	Pyxis Funds II

	2016	2017	2018	2019	No Expiration Short Term*	No Expiration Long Term*		Total
Global Equity Fund	$—	$—	$5,960,966	$—	$—	$—		$5,960,966
International Equity Fund	—	1,249,332	11,097,436	1,384,765	—	—		13,731,533
Total Return Fund	—	—	7,528,760	—	—	—		7,528,760
Tax-Exempt Fund	168,126	291,901	97,619	—	—	—		557,646
Fixed Income Fund	—	—	—	—	—	2,356,170	***	2,356,170

*	Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.
**	Capital loss acquired due to Core America Equity Fund’s merger with U.S. Equity Fund on September 28, 2012 (See Note 10).
***	Capital loss acquired due to Fixed Income Fund’s merger with Short Term Government Fund and Government Securities Fund on September 28, 2012 (See Note 10).

During the year ended September 30, 2012, the Core America Equity Fund, the Premier Growth Equity Fund, the Small-Cap Equity Fund, the Global Equity Fund, the International Equity, the Total Return Fund, the Tax-Exempt Fund and Fixed Income Fund utilized capital carryforwards in the amount of $1,920,522, $7,602,791, $1,039,571, $944,768, $72,047, $3,066,036, $209,858 and $2,618,640, respectively.

The tax composition of distributions paid during the years or periods ended September 30, 2012 and September 30, 2011 (unless otherwise indicated) were as follows:

	Distributions paid from:
Fund	Exempt Interest	Ordinary Income*	Long-Term Capital Gains	Return of Capital**
Alpha Trend Strategies Fund
2012	$—	$—	$—	$—
Alternative Income Fund
2012	—	434,374	—	—
Energy and Materials Fund
2012	—	21,348	—	—
Trend Following Fund
2012	—	17,796	48,183	—
2011***	—	—	—	—
1/31/11	—	76,655	29,835	—
Core America Equity Fund
2012	—	326,921	—	—
2011	—	269,463	—	—
Dividend Equity Fund
2012	—	155,825	—	—
Premier Growth Equity Fund
2012	—	—	—	—
2011	—	—	—	—
Small-Cap Equity Fund
2012	—	—	—	—
2011	—	—	—	—

	Distributions paid from:
Fund	Exempt Interest	Ordinary Income*	Long-Term Capital Gains	Return of Capital**
Global Equity Fund
2012	$—	$—	$—	$—
2011	—	112,799	—	—
International Equity Fund
2012	—	156,149	—	—
2011	—	286,130	—	—
Total Return Fund
2012	—	1,063,431	—	—
2011	—	628,676	—	—
Tax-Exempt Fund
2012	954,950	1,882	—	—
2011	1,134,855	12,378	—	—
Fixed Income Fund
2012	—	1,915,462	8,748	180,400
2011	—	3,246,163	—	—
Money Market Fund
2012	—	9,459	—	—
2011	—	15,665	—	—

*	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.
**	Additional information will be distributed on Form 1099 at the end of the calendar year.
***	For the eight month period ended September 30, 2011.

Unrealized appreciation and depreciation at September 30, 2012, based on cost of investments for U.S. federal income tax purposes was:

Fund	Gross Appreciation	Gross Depreciation	Net Appreciation/ (Depreciation)	Cost
Alpha Trend Strategies Fund	$87,797	$(161,770)	$(73,973)	$3,902,617
Alternative Income Fund	161,818	(309,127)	(147,309)	13,046,996

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NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2012	Pyxis Funds II

Fund	Gross Appreciation	Gross Depreciation	Net Appreciation/ (Depreciation)	Cost
Energy and Materials Fund	$—	$—	$—	$223,385
Trend Following Fund	65,402	(4,258)	61,144	2,338,502
Core America Equity Fund	28,981,482	(4,995,405)	23,986,077	177,184,984
Dividend Equity Fund	1,189,139	(79,474)	1,109,665	9,809,077
Premier Growth Equity Fund	45,909,797	(4,222,373)	41,687,424	121,212,231
Small-Cap Equity Fund	5,471,872	(2,218,888)	3,252,984	34,127,047
Global Equity Fund	2,373,844	(80,297)	2,293,547	21,136,817
International Equity Fund	1,327,667	(766,092)	561,575	11,953,559
Total Return Fund	6,583,031	(2,226,047)	4,356,984	79,751,158
Tax-Exempt Fund	3,477,852	(393)	3,477,459	32,386,558
Fixed Income Fund	4,703,308	(2,549,792)	2,153,516	213,830,164
Money Market Fund	—	—	—	75,410,339

Under current laws, certain capital losses realized after October 31 may be deferred (and certain ordinary losses after January 1st may be deferred) and treated as occurring on the first day of the following fiscal year. For the fiscal year ended September 30, 2012, the Funds elected to defer the following losses incurred from November 1, 2011 through September 30, 2012:

Fund	Long-Term Realized Capital Losses	Short-Term Realized Capital Losses	Ordinary Losses
Alternative Income Fund	$—	$263,148	$—
Trend Following Fund	18,192	210,811	66,092
Premier Growth Equity Fund	—	79,408	—
Small-Cap Equity Fund	—	—	329,192
Global Equity Fund	—	493,570	12,859
International Equity Fund	294,023	360,558	—
Money Market Fund	—	21,834	—

Note 4. Derivatives Transactions

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure, as they appear on the Statements of Assets and Liabilities.

Fund	Asset Derivative Fair Value(1)*	Liability Derivative Fair Value*
Core America Equity Fund
Equity Contracts	$—	$(6,215)
Premier Growth Equity Fund
Equity Contracts	—	(61,685)
International Equity Fund
Equity Contracts	—	(9,472)

Fund	Asset Derivative Fair Value(1)*	Liability Derivative Fair Value*
Total Return Fund
Equity Contracts	$1,373	$(121,439)
Interest Rate Contracts	33,104	(22,717)
Fixed Income Fund
Interest Rate Contracts	72,200	(36,846)

(1)	Statement of Assets and Liabilities location: Variation margin receivable.
*	Includes cumulative unrealized appreciation/(depreciation) of futures contracts as reported in the Investment Portfolio and within the components of the net assets section of the Statements of Assets and Liabilities. Only the current day’s variation margin is reported within the receivables and/or payables of the Statements of Assets and Liabilities.

Shown below are the effects of derivative instruments on the Funds’ Statements of Operations, summarized by primary risk exposure.

Fund	Net Realized Gain/(Loss) on Derivatives(1)	Net Change in Unrealized Appreciation/(Depreciation) on Derivatives(2)
Core America Equity Fund
Equity Contracts	$57,781	$1,887
Premier Growth Equity Fund
Equity Contracts	667,089	27,376
Global Equity Fund
Equity Contracts	121,903	(3,482)
International Equity Fund
Equity Contracts	(7,211)	(12,436)
Total Return Fund
Equity Contracts	822,383	(69,846)
Interest Rate Contracts	(541,617)	176,989
Fixed Income Fund
Interest Rate Contracts	(1,491,185)	365,200

(1)	Statement of Operations location: Realized gain (loss) on future contracts.
(2)	Statement of Operations location: Net increase (decrease) in unrealized appreciation (depreciation) on future contracts.

Note 5. Security Lending

Each Fund may make secured loans of its portfolio securities amounting to not more than one-third of the value of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delays in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially and possible investment losses in the investment of collateral. Pursuant to the Fund’s securities lending policies, securities loans are made to unaffiliated broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities subject to the loan. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The borrower pays to a Fund

Annual Report  |  137

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2012	Pyxis Funds II

an amount equal to any interest or dividends received on securities subject to the loan. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. At September 30, 2012, Total Return Fund held collateral in cash and securities in the amount of $930,866 and $4,743,769, respectively. Fixed Income Fund held collateral in cash and securities in the amount of $770,473 and $19,280,066, respectively. All other Funds held collateral in cash.

Fund	Security Lending market value	Security Lending collateral
Alternative Income Fund	$4,022,000	$4,125,000
Trend Following Fund	653,650	677,825
Core America Equity Fund	712,437	729,648
Dividend Equity Fund	491,756	500,515
Small-Cap Equity Fund	4,493,548	4,647,969
Global Equity Fund	870,552	918,956
Total Return Fund	5,515,593	5,674,635
Fixed Income Fund	19,538,017	20,050,539

Note 6. Line of Credit

The Funds entered into a $25,000,000 unsecured credit agreement with The Bank of New York Mellon (the “Credit Agreement”) to be used for temporary purposes to facilitate portfolio liquidity. Each of the Funds, with the exception of the Trend Following Fund, has access to the facility, but aggregate borrowings may not exceed $25,000,000. Interest is charged to the Funds based on their borrowings at a rate equal to the greater of the (a) Federal Funds Effective Rate; (b) Overnight LIBOR; (c) or one-month LIBOR, plus 1.25%. In addition, the Funds have agreed to pay commitment fee expenses of 0.12% on the undrawn amounts, which are included in Other on the Statement of Operations. As of September 30, 2012, the Funds did not utilize the line of credit.

Note 7. Fees and Compensation Paid to Affiliates

Investment Advisory and Administration Fees

Pyxis serves as the investment adviser to each Fund. For its investment advisory and administrative services, each Fund pays Pyxis a monthly fee, computed and accrued daily, based on an annual rate of the Funds’ Average Daily Managed Assets. Average Daily Managed Assets of the Fund means the average daily value of the total assets of the Fund less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage).

The table below shows each Fund’s contractual advisory fee with Pyxis for the year ended September 30, 2012:

Fund	Annual Fee Rate to Pyxis
Alpha Trend Strategies Fund	1.80%
Alternative Income Fund	1.80%*
Energy and Materials Fund	1.00%
Trend Following Fund	1.80%**
Core America Equity Fund	0.55%

Fund	Annual Fee Rate to Pyxis
Dividend Equity Fund	1.00	%***
Premier Growth Equity Fund	0.60%
Small-Cap Equity Fund	0.95%
Global Equity Fund	0.75%
International Equity Fund	0.80%
Total Return Fund	0.50%
Tax-Exempt Fund	0.35%
Fixed Income Fund	0.35%
Money Market Fund	0.25	%****

*	Pyxis has voluntarily undertaken to reduce its advisory fee and/or subsidize certain expenses. This voluntary management fee reduction and/or expense subsidy may be modified or discontinued by Pyxis at any time without prior notice.
**	Pyxis has contractually agreed to reduce its advisory fee and/or subsidize certain expenses of the Fund through May 31, 2013 to the extent that the Fund’s annual operating expenses exceed 2.25% with respect to Class A shares, 2.90% with respect to Class C shares, 2.40% with respect to Class R shares and 1.90% with respect to Class Y shares. After May 31, 2013, this management fee reduction and/or expense subsidy may be modified or discontinued by Pyxis at any time.
***	Pyxis has contractually undertaken to reduce its advisory fee and/or subsidize certain expenses of the Fund through January 31, 2014 to the extent that the annual operating expenses exceed 1.35% with respect to Class A shares, 2.00% with respect to Class C shares, 2.50% with respect to Class R shares and 1.00% with respect to Class Y shares.
****	Pyxis has voluntarily undertaken to reduce its advisory fee and/or subsidize certain expenses of the Fund to the extent necessary to maintain a minimum annualized net yield of 0.00% for all share classes. This voluntary management fee reduction and/or expense subsidy may be modified or discontinued by Pyxis at any time without prior notice. There can be no assurance that this fee reduction will be sufficient to avoid any loss.

To the extent Pyxis waives its fee or reimburses expenses to satisfy the contractual limitation set forth above (the “cap”), it may seek repayment of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or reimbursed, subject to the cap. There can be no assurance that this fee reduction will be sufficient to avoid any loss. On September 30, 2012, the amounts subject to possible future recoupment under the Trend Following Fund’s expense limitation are $98,009 expiring in 2014 and $169,482 expiring in 2015.

For Alpha Trend Strategies Fund, Alternative Income Fund, Energy and Materials Fund and Dividend Equity Fund, Pyxis provides administrative services for a monthly administration fee, computed and accrued daily, at an annual rate of 0.20% of each Fund’s Average Daily Managed Assets. During the period ended September 30, 2012, Pyxis waived $7,384, $15,711, $5,469 and $15,127 in administrative fees for Alpha Trend Strategies Fund, Alternative Income Fund, Energy and Materials Fund and Dividend Equity Fund, respectively. This administration fee waiver is voluntary and is subject to termination at any time by Pyxis without notice.

Sub-Advisory Fees

GEAM is the sub-adviser of each Fund, except for Alpha Trend Strategies Fund, Alternative Income Fund, Dividend Equity Fund, Energy and Materials Fund, Trend Following Fund and

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NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2012	Pyxis Funds II

Small-Cap Equity Fund. The Alpha Trend Strategies Fund and Alternative Income Fund are sub-advised by Anchor Capital Management Group, Inc. The Dividend Equity Fund is sub-advised by Brookmont Capital Management, LLC. The Energy and Materials Fund is sub-advised by Pyxis. The Trend Following Fund is sub-advised by Incline Analytics LLC. The Small-Cap Equity Fund is sub-advised by Palisade Capital Management, LLC (“Palisade”) and Champlain Investment Partners, LLC (“Champlain”). Pyxis is responsible for allocating the assets for Small-Cap Equity Fund among the two sub-advisers. Pyxis pays each sub-adviser an investment sub-advisory fee out of the advisory fee that it receives from the respective Fund.

Distribution and Shareholder Servicing Fees

Each Fund, except for the Money Market Fund, has a distribution and shareholder service plan (each a “Plan” and collectively the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. The Plans require the payment of a monthly service fee to BNY Mellon Distributors LLC, formerly known as BNY Mellon Distributors Inc. (the “Underwriter”) at an annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class R shares of the Funds. In addition, the Plans also require the payment of a monthly distribution fee to the Underwriter at an annual rate of 0.10% of the average daily net assets attributable to Class A shares for the Alpha Trend Strategies Fund, Alternative Income Fund, Dividend Equity Fund, Energy and Materials Fund and Trend Following Fund. The Plans also require the payment of a monthly distribution fee to the Underwriter at an annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares and 0.25% of the average daily net assets attributable to Class R shares. Currently Class Y shares are not subject to a 12b-1 fee.

The Underwriter received $16,956 of front end sales charges from the sale of Class A shares and $6,244 in contingent deferred sales charges from the redemption of Class B and Class C shares of the Funds.

Fees Paid to Officers and Trustees

Each Trustee who is not an “interested person” of the Fund as defined in the 1940 Act (the “Independent Trustees”) receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Pyxis Fund Complex based on relative net assets. The “Pyxis Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser and its affiliated advisers as of the date of this report.

The Funds pay no compensation to its one interested Trustee or any of its officers, all of whom are employees of the Investment Adviser.

Note 8. Investment Transactions

Purchases and Sales of Securities

The cost of purchases and the proceeds from sales of investments, other than short-term securities and short-term options, for the year ended September 30, 2012, were as follows:

	U.S. Government Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Alpha Trend Strategies Fund	$—	$—	$59,684,140	$56,459,443
Alternative Income Fund	—	—	115,874,516	102,941,635
Energy and Materials Fund	—	—	5,265,220	5,600,841
Trend Following Fund	—	—	31,717,023	36,572,476
Core America Equity Fund*	—	—	21,199,500	26,761,261
Dividend Equity Fund	—	—	9,719,917	498,857
Premier Growth Equity Fund	—	—	23,461,557	52,393,457
Small-Cap Equity Fund	—	—	8,570,234	15,892,194
Global Equity Fund	—	—	21,915,989	26,057,874
International Equity Fund	—	—	6,187,468	8,784,684
Total Return Fund	84,868,521	86,183,754	52,017,685	73,572,848
Tax-Exempt Fund	—	—	9,232,108	9,331,821
Fixed Income Fund*	286,117,904	284,858,125	43,804,243	58,351,267

*	The cost of purchases excludes securities received from the Reorganization. (see Note 10).

Redemption in Kind

The GE Money Market Fund (currently known as Pyxis Money Market Fund II) had a redemption in kind on February 4, 2011, which resulted in a redemption of $580,106,723. The redemption was comprised of securities and cash in the amount of $449,659,995 and $130,446,728, respectively.

Note 9. Beneficial Interest

The number of shareholders each owning 5% or more of a Fund are listed below. The total percentage of a Fund held by such shareholders as well as percentage of a Fund held by certain directly and indirectly wholly-owned subsidiaries of the Investment Adviser and their affiliates (“Pyxis Affiliates”) at September 30, 2012 were:

Annual Report | 139

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2012	Pyxis Funds II

	5% or Greater Shareholders
Fund	Number	% of Fund Held
Alpha Trend Strategies Fund	1	5%
Alternative Income Fund	4	36%
Energy and Materials Fund	2	96%
Trend Following Fund	3	21%
Dividend Equity Fund	2	80%
Premier Growth Equity Fund	1	10%
Total Return Fund	1	5%
Tax-Exempt Fund	2	34%
Money Market Fund	1	21%

Investment activities of these shareholders could have a material impact on the Funds

Note 10. Reorganization

On July 7, 2011, the Board of Trustees approved an agreement and plan of reorganization which provided for the transfer of all of the assets and liabilities of the Incline Capital Trend Following Fund (“Predecessor Fund”) into the Trend Following Fund (the “Reorganization”). The Trend Following Fund was created in anticipation of the Reorganization. Shareholders of the Predecessor Fund approved the Reorganization at a joint meeting held on September 23, 2011. The tax-free Reorganization was completed on September 26, 2011. The financial statements and historical information contained in the Financial Highlights and footnotes for the Trend Following Fund reflect the Predecessor Fund’s information.

Trend Following Fund	Net Assets	Shares Outstanding	Conversion Ratio
Class A	$8,937,978	850,495	1.0000

In June 2012, the Adviser undertook a comprehensive evaluation of the fund lineup as part of a broader evaluation of the Adviser’s business. Factors taken into consideration for each fund included, but were not limited to: performance relative to peers, benchmark and investment objective, market demand for the strategy, the Adviser’s ability to grow the portfolio in order to realize economies of scale and the Adviser’s ability to provide the strategy in a manner that is sufficiently differentiated from peers to provide a sustainable advantage.

Based on this review, the Adviser recommended the reorganization of funds that were not achieving the desired results with respect to the primary factors described above. The Adviser decided to consolidate these funds into other funds currently within the fund lineup to take advantage of lower costs (through economies of scale and lowered management fee) and more compelling strategies, portfolio managers, and performance.

On September 14, 2012, the Board of Trustees approved an agreement and plan of reorganization which provided for (i) the transfer of all of the assets and liabilities of the Pyxis U.S. Equity Fund into the Pyxis Core America Equity Fund, and (ii) the transfer of all of the assets and liabilities of the Pyxis Government Securities Fund and Pyxis Short-Term Government Fund into the Pyxis Fixed Income Fund. The tax-free reorganization was completed on September 28, 2012.

	Class A	Class B	Class C	Class R	Class Y
U.S. Equity Fund (before reorganization)*
Shares	6,132,623	1,263	81,350	39	114,864
Net Assets	$163,434,133	$32,186	$2,021,107	$1,064	$3,055,407
Net Asset Value	$26.65	$25.48	$24.84	$26.97	$26.60

Core America Fund (before reorganization)
Shares	3,062,498	2,958	149,501	101	6,045
Net Assets	$31,344,823	$28,686	$1,421,629	$1,050	$68,788
Net Asset Value	$10.24	$9.70	$9.51	$10.33	$11.38

Core America Fund (after reorganization)
Shares issued (U.S. Equity Fund)	15,968,115	3,319	212,545	103	268,531
Net Asset Value	$10.24	$9.70	$9.51	$10.33	$11.38
Shares Outstanding	19,030,613	6,277	362,046	204	274,576
Net Assets	$194,778,956	$60,872	$3,442,736	$2,114	$3,124,195

Conversion Ratios
U.S. Equity Fund	2.6038	2.6275	2.6127	2.6110	2.3378

*	Unrealized appreciation before the Reorganization was $21,075,031.

140  |  Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2012	Pyxis Funds II

	Class A	Class B	Class C	Class R	Class Y
Government Securities Fund (before reorganization)*
Shares	9,222,757	4,168	47,242	—	—
Net Assets	$82,280,456	$37,307	$425,448	—	—
Net Asset Value	$8.92	$8.95	$9.01	—	—

Short-Term Government Fund (before reorganization)*
Shares	2,622,924	6,114	265,143	88	49,175
Net Assets	$30,182,854	$70,192	$3,044,669	$1,008	$564,429
Net Asset Value	$11.51	$11.48	$11.48	$11.51	$11.48

Fixed Income Fund (before reorganization)
Shares	6,870,265	939	121,089	86	77,275
Net Assets	$89,596,842	$12,229	$1,580,935	$1,123	$1,006,543
Net Asset Value	$13.04	$13.04	$13.06	$13.05	$13.03

Fixed Income Fund (after reorganization)
Shares issued (Government Securities Fund)	6,306,262	2,860	32,564	77	43,318
Shares issued (Short-Term Government Fund)	2,313,320	5,381	233,044	—	—
Net Asset Value	$13.04	$13.04	$13.06	$13.05	$13.03
Shares Outstanding	15,489,847	9,180	386,697	163	120,593
Net Assets	$202,060,152	$119,728	$5,051,052	$2,131	$1,570,972

Conversion Ratios
Government Securities Fund	0.6838	0.6862	0.6893	—	—
Short-Term Government Fund	0.8820	0.8801	0.8789	0.8817	0.8809

*	Unrealized appreciation before the Reorganization was $525,402 and $ 449,057, respectively.

Assuming the acquisition had been completed on October 1, 2011, the Fund’s results of operations for the year ended September 30, 2012 would have been as follows:

	Core America Equity Fund	Fixed Income Fund
Net investment income (loss)	$1,759,268	$2,031,829
Net realized and unrealized gain (loss) on investments	48,171,414	5,377,448
Net increase in net assets from operations	49,930,682	7,409,277

Note 11. New Accounting Pronouncements

In December 2011, FASB issued ASU No. 2011-11, “Disclosures about Offsetting Assets and Liabilities”. ASU No. 2011-11 requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under IFRS’s. The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the statement of assets and liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, ASU No. 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. New disclosures are required for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is evaluating the impact of ASU No. 2011-11 on the financial statements and disclosures.

Note 12. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events.

Annual Report  |  141

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders of Pyxis Funds II:

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of the Pyxis Alpha Trend Strategies Fund, Pyxis Alternative Income Fund, Pyxis Energy and Materials Fund, Pyxis Core America Equity Fund, Pyxis Dividend Equity Fund, Pyxis Premier Growth Equity Fund, Pyxis Small-Cap Equity Fund, Pyxis Global Equity Fund, Pyxis International Equity Fund, Pyxis Total Return Fund, Pyxis Tax-Exempt Fund, Pyxis Fixed Income Fund, and the Pyxis Money Market Fund II (collectively the “Funds”), each a fund constituting the Pyxis Funds II Trust, as of September 30, 2012, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, the statement of cash flows for the period then ended for the Pyxis Alternative Income Fund, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We also audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Pyxis Trend Following Fund, one of the funds constituting the Pyxis Investment Trust, as of September 30, 2012, statement of operations for the year then ended, the statement of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for the each of the years or periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended January 31, 2011, and the financial highlights for the years or periods prior to February 1, 2011, were audited by other independent registered public accountants whose report thereon dated March 28, 2011, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with custodian, brokers or transfer agent, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of the Pyxis Funds II Trust as of September 30, 2012, the results of their operations, the changes in their net assets, the cash flow activity of the Pyxis Alternative Income Fund, and the financial highlights for the years or periods presented, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 21, 2012

142  |  Annual Report

ADDITIONAL INFORMATION (unaudited)

September 30, 2012	Pyxis Funds II

Tax Information

For the fiscal year ended September 30, 2012, the following Funds are designating the following items with regard to earnings for the year.

	Long-Term Capital Gain Designation	Tax Exempt Income	Qualified Dividends and Corporate Dividends Received Deduction	Qualifying Dividend Income (15% tax rate for QDI)
Alpha Trend Strategies Fund	$—	0.00%	0.00%	0.00%
Alternative Income Fund	—	0.00%	5.97%	4.17%
Energy and Materials Fund	—	0.00%	10.19%	12.47%
Trend Following Fund	48,183	0.00%	0.00%	0.00%
Core America Equity Fund	—	0.00%	100.00%	100.00%
Dividend Equity Fund	—	0.00%	98.24%	100.00%
Premier Growth Equity Fund	—	0.00%	0.00%	0.00%
Small-Cap Equity Fund	2,528,613	0.00%	0.00%	0.00%
Global Equity Fund	—	0.00%	0.00%	0.00%
International Equity Fund(1)	—	0.00%	0.00%	100.00%
Total Return Fund	—	0.00%	51.34%	100.00%
Tax Exempt Fund	—	99.8%	0.00%	0.00%
Fixed Income Fund	8,748	0.00%	0.00%	0.00%
Money Market Fund	—	0.00%	0.00%	0.00%

(1)	For fiscal year ended 2012, the International Equity Fund intends to pass through a foreign tax credit to the shareholders. Total amount of foreign source income is $376,503. Total amount of foreign tax credit is $19,675.

Additional Portfolio Information

The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Funds are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Funds, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that take contrary provisions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Funds and one or more of such other accounts are prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Funds and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Funds and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Funds, in some cases these activities may adversely affect the price paid or received by the

Funds or the size of the position obtained or disposed of by the Funds.

Disclosure of Fund Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2012.

Actual Expenses: The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period.”

Annual Report  |  143

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2012	Pyxis Funds II

Hypothetical Example for Comparison Purposes: The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

	Beginning Account Value 10/01/11	Ending Account Value 09/30/12	Annualized Expense Ratio(1)	Expenses Paid During the period(2)	Actual Returns for Period
Alpha Trend Strategies Fund
Actual Fund Return
Class A	$1,000.00	$964.00	2.35%*	$ 9.46	-3.60%
Class C	1,000.00	961.00	3.00%*	2.65	-3.90%
Class R	1,000.00	964.10	2.50%*	9.59	-3.59%
Class Y	1,000.00	966.10	2.00%*	8.17	-3.39%

Hypothetical 5% Return (before expenses)
Class A	$1,000.00	$1,013.25	2.35%	$11.83	5.00%
Class C	1,000.00	1,010.00	3.00%	15.08	5.00%
Class R	1,000.00	1,012.50	2.50%	12.58	5.00%
Class Y	1,000.00	1,015.00	2.00%	10.08	5.00%

Alternative Income Fund
Actual Fund Return
Class A	$1,000.00	$1,003.00	1.99%*	$ 4.30	0.30%
Class C	1,000.00	1,001.20	2.53%*	5.46	0.12%
Class R	1,000.00	1,001.90	2.14%*	4.62	0.19%
Class Y	1,000.00	1,004.40	1.64%*	3.55	0.44%

Hypothetical 5% Return (before expenses)
Class A	$1,000.00	$1,015.05	1.99%	$10.02	5.00%
Class C	1,000.00	1,012.35	2.53%	12.73	5.00%
Class R	1,000.00	1,014.30	2.14%	10.78	5.00%
Class Y	1,000.00	1,016.80	1.64%	8.27	5.00%

Energy and Materials Fund
Actual Fund Return
Class A	$1,000.00	$1,070.90	2.25%*	$ 7.77	7.09%
Class C	1,000.00	1,067.00	2.90%*	9.99	6.70%
Class R	1,000.00	1,069.00	2.40%*	8.28	6.90%
Class Y	1,000.00	1,072.00	1.90%*	6.56	7.20%

Hypothetical 5% Return (before expenses)
Class A	$1,000.00	$1,013.75	2.25%	$11.33	5.00%
Class C	1,000.00	1,010.50	2.90%	14.58	5.00%
Class R	1,000.00	1,013.00	2.40%	12.08	5.00%
Class Y	1,000.00	1,015.50	1.90%	9.57	5.00%

Trend Following Fund
Actual Fund Return
Class A	$1,000.00	$982.10	2.25%	$11.15	-1.79%
Class C	$1,000.00	978.90	2.90%	14.35	-2.11%

	Beginning Account Value 10/01/11	Ending Account Value 09/30/12	Annualized Expense Ratio(1)	Expenses Paid During the period(2)	Actual Returns for Period
Trend Following Fund (continued)
Hypothetical 5% Return (before expenses)
Class A	$1,000.00	$1,013.75	2.25%	$11.33	5.00%
Class C	$1,000.00	1,010.50	2.90%	14.58	5.00%

Core America Equity Fund
Actual Fund Return
Class A	$1,000.00	$1,012.90	1.42%	$ 7.15	1.29%
Class B	1,000.00	1,008.30	2.17%	10.90	0.83%
Class C	1,000.00	1,008.50	2.17%	10.90	0.85%
Class R	1,000.00	1,011.80	1.67%	8.40	1.18%
Class Y	1,000.00	1,013.40	1.17%	5.89	1.34%

Core America Equity Fund
Hypothetical 5% Return (before expenses)
Class A	$1,000.00	$1,017.90	1.42%	$ 7.16	5.00%
Class B	1,000.00	1,014.15	2.17%	10.93	5.00%
Class C	1,000.00	1,014.15	2.17%	10.93	5.00%
Class R	1,000.00	1,016.65	1.67%	8.42	5.00%
Class Y	1,000.00	1,019.15	1.17%	5.91	5.00%

Dividend Equity Fund
Actual Fund Return
Class A	$1,000.00	$1,047.70	2.25%	$ 8.06	4.77%
Class C	1,000.00	1,044.50	2.90%	11.18	4.45%
Class Y	1,000.00	1,050.10	1.90%	7.40	5.01%

Hypothetical 5% Return (before expenses)
Class A	$1,000.00	$1,013.75	2.25%	$11.33	5.00%
Class C	1,000.00	1,010.50	2.90%	14.58	5.00%
Class Y	1,000.00	1,015.50	1.90%	9.57	5.00%

Premier Growth Equity Fund
Actual Fund Return
Class A	$1,000.00	$1,052.80	1.24%	$ 6.36	5.28%
Class B	1,000.00	1,048.60	1.99%	10.19	4.86%
Class C	1,000.00	1,049.00	1.99%	10.19	4.90%
Class R	1,000.00	1,051.30	1.49%	7.64	5.13%
Class Y	1,000.00	1,054.00	0.99%	5.08	5.40%

Hypothetical 5% Return (before expenses)
Class A	$1,000.00	$1,018.80	1.24%	$ 6.26	5.00%
Class B	1,000.00	1,015.05	1.99%	10.02	5.00%
Class C	1,000.00	1,015.05	1.99%	10.02	5.00%
Class R	1,000.00	1,017.55	1.49%	7.52	5.00%
Class Y	1,000.00	1,020.05	0.99%	5.00	5.00%

Small-Cap Equity Fund
Actual Fund Return
Class A	$1,000.00	$998.40	2.05%	$10.24	-0.16%
Class B	1,000.00	994.60	2.80%	13.96	-0.54%
Class C	1,000.00	993.60	2.80%	13.96	-0.64%
Class R	1,000.00	998.40	2.30%	11.49	-0.16%
Class Y	1,000.00	999.30	1.80%	9.00	-0.07%

144  |  Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2012	Pyxis Funds II

	Beginning Account Value 10/01/11	Ending Account Value 09/30/12	Annualized Expense Ratio(1)	Expenses Paid During the period(2)	Actual Returns for Period
Small-Cap Equity Fund (continued)
Hypothetical 5% Return (before expenses)
Class A	$1,000.00	$1,014.75	2.05%	$10.33	5.00%
Class B	1,000.00	1,011.00	2.80%	14.08	5.00%
Class C	1,000.00	1,011.00	2.80%	14.08	5.00%
Class R	1,000.00	1,013.50	2.30%	11.58	5.00%
Class Y	1,000.00	1,016.00	1.80%	9.07	5.00%

Global Equity Fund
Actual Fund Return
Class A	$1,000.00	$985.90	1.86%	$ 9.23	-1.41%
Class B	1,000.00	983.10	2.61%	12.94	-1.69%
Class C	1,000.00	982.20	2.61%	12.93	-1.78%
Class R	1,000.00	985.90	2.11%	10.48	-1.41%
Class Y	1,000.00	984.10	1.61%	7.99	-1.59%

Hypothetical 5% Return (before expenses)
Class A	$1,000.00	$1,015.70	1.86%	$ 9.37	5.00%
Class B	1,000.00	1,011.95	2.61%	13.13	5.00%
Class C	1,000.00	1,011.95	2.61%	13.13	5.00%
Class R	1,000.00	1,014.45	2.11%	10.63	5.00%
Class Y	1,000.00	1,016.95	1.61%	8.12	5.00%

International Equity Fund
Actual Fund Return
Class A	$1,000.00	$997.50	2.58%	$12.88	-0.25%
Class B	1,000.00	993.70	3.33%	16.60	-0.63%
Class C	1,000.00	993.60	3.33%	16.60	-0.64%
Class R	1,000.00	996.70	2.83%	14.13	-0.33%
Class Y	1,000.00	998.40	2.33%	11.64	-0.16%

Hypothetical 5% Return (before expenses)
Class A	$1,000.00	$1,012.10	2.58%	$12.98	5.00%
Class B	1,000.00	1,008.35	3.33%	16.72	5.00%
Class C	1,000.00	1,008.35	3.33%	16.72	5.00%
Class R	1,000.00	1,010.85	2.83%	14.23	5.00%
Class Y	1,000.00	1,013.35	2.33%	11.73	5.00%

Total Return Fund
Actual Fund Return
Class A	$1,000.00	$1,017.60	1.69%	$ 8.52	1.76%
Class B	1,000.00	1,013.60	2.44%	12.28	1.36%
Class C	1,000.00	1,014.20	2.44%	12.29	1.42%
Class R	1,000.00	1,016.50	1.94%	9.78	1.65%
Class Y	1,000.00	1,018.80	1.44%	7.27	1.88%

Hypothetical 5% Return (before expenses)
Class A	$1,000.00	$1,016.55	1.69%	$ 8.52	5.00%
Class B	1,000.00	1,012.80	2.44%	12.28	5.00%
Class C	1,000.00	1,012.80	2.44%	12.28	5.00%
Class R	1,000.00	1,015.30	1.94%	9.77	5.00%
Class Y	1,000.00	1,017.80	1.44%	7.26	5.00%

	Beginning Account Value 10/01/11	Ending Account Value 09/30/12	Annualized Expense Ratio(1)	Expenses Paid During the period(2)	Actual Returns for Period
Tax-Exempt Fund
Actual Fund Return
Class A	$1,000.00	$1,038.90	1.20%	$ 6.12	3.89%
Class B	1,000.00	1,035.50	1.95%	9.92	3.55%
Class C	1,000.00	1,035.20	1.95%	9.92	3.52%
Class Y	1,000.00	1,039.70	0.95%	4.84	3.97%

Hypothetical 5% Return (before expenses)
Class A	$1,000.00	$1,019.00	1.20%	$ 6.06	5.00%
Class B	1,000.00	1,015.25	1.95%	9.82	5.00%
Class C	1,000.00	1,015.25	1.95%	9.82	5.00%
Class Y	1,000.00	1,020.25	0.95%	4.80	5.00%

Fixed Income Fund
Actual Fund Return
Class A	$1,000.00	$1,035.80	1.18%	$ 6.01	3.58%
Class B	1,000.00	1,031.20	1.93%	9.80	3.12%
Class C	1,000.00	1,031.20	1.93%	9.80	3.12%
Class R	1,000.00	1,034.00	1.43%	7.27	3.40%
Class Y	1,000.00	1,036.30	0.93%	4.73	3.63%

Hypothetical 5% Return (before expenses)
Class A	$1,000.00	$1,019.10	1.18%	$ 5.96	5.00%
Class B	1,000.00	1,015.35	1.93%	9.72	5.00%
Class C	1,000.00	1,015.35	1.93%	9.72	5.00%
Class R	1,000.00	1,017.85	1.43%	7.21	5.00%
Class Y	1,000.00	1,020.35	0.93%	4.70	5.00%

Money Market Fund
Actual Fund Return
Retail
Class	$1,000.00	$1,000.00	0.17%	$ 0.85	0.00%
Institutional
Class	1,000.00	1,000.00	0.17%	0.85	0.00%

Hypothetical 5% Return (before expenses)
Retail
Class	$1,000.00	$1,024.15	0.17%	$ 0.86	5.00%
Institutional
Class	1,000.00	1,024.15	0.17%	0.86	5.00%

*	Expenses excludes dividends and fees on short sales. Net expense ratios including dividends and fees on short sales is 2.44% for Class A, 3.09% for Class C, 2.50% for Class R and 2.09% for Class Y for the Alpha Trend Strategies Fund. Net expense ratio would have been 2.04% for Class A, 2.58% for Class C, 2.19% for Class R and 1.69% for Class Y for the Alternative Income Fund. Net expense ratio would have been 2.28% for Class A, 2.93% for Class C, 2.40% for Class R and 1.93% for Class Y for the Energy and Materials Fund.

(1)	Annualized, based on the Fund’s most recent fiscal half-year expenses.

(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (183) in the fiscal half-year, then divided by 366.

Annual Report  |  145

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2012	Pyxis Funds II

Approval of Pyxis Funds II Advisory and Sub-Advisory Agreements

The Trust has retained the Investment Adviser to manage the assets of each Fund pursuant to investment advisory agreements between the Investment Adviser and each such Fund (the “Advisory Agreements”). The Trust has also retained the following sub-advisers (the “Sub-Advisers” and, together with the Investment Adviser, the “Advisers”) to serve as sub-advisers to certain Funds pursuant to sub-advisory agreements (each, a “Sub-Advisory Agreement” and, together with the Advisory Agreements, the “Agreements”) between the Investment Adviser and the relevant Sub-Adviser with respect to the appropriate Fund: GE Asset Management, Inc., on behalf of Pyxis Money Market Fund II, Pyxis Premier Growth Equity Fund, Pyxis Tax Exempt Fund, Pyxis Core America Equity Fund, Pyxis Fixed Income Fund, Pyxis Global Equity Fund, Pyxis Total Return Fund; Palisade Capital Management, LLC, on behalf of Pyxis Small Cap Equity Fund; Anchor Capital Management Group, Inc., on behalf of Pyxis Alpha Trend Strategies Fund and Pyxis Alternative Income Fund; Highland Capital Management, L.P., on behalf of Pyxis Energy and Materials Fund; Incline Capital, LLC, on behalf of Pyxis Trend Following Fund; Brookmont Capital, LLC, on behalf of Pyxis Dividend Equity Fund. The Agreements have been approved by the Funds’ Board of Trustees, including a majority of the Independent Trustees.

Following an initial two-year term, each of the Agreements continues in effect from year-to-year, provided such continuance is specifically approved at least annually by the vote of holders of at least a majority of the outstanding shares of the Fund or by the Board of Trustees and, in either event, by a majority of the Independent Trustees of the Fund casting votes in person at a meeting called for such purpose.

At a meeting held on September 14, 2012, the Board of Trustees, including the Independent Trustees, most recently approved, for a one-year period commencing December 31, 2012, (a) the continuance of the Agreements with respect to Pyxis Money Market Fund II, Pyxis Premier Growth Equity Fund, Pyxis Small Cap Equity Fund, Pyxis Tax-Exempt Fund, Pyxis Core America Equity Fund, Pyxis Fixed Income Fund, Pyxis Global Equity Fund, Pyxis Total Return Fund, Pyxis Energy and Materials Fund, Pyxis Trend Following Fund and Pyxis Dividend Equity Fund; (b) the continuance of the Advisory Agreements for Pyxis Alpha Trend Strategies Fund and Pyxis Alternative Income Fund; and (c) new Sub-Advisory Agreements, in substantially the same form and with substantially the same terms as the current Sub-Advisory Agreements, for Pyxis Alpha Trend Strategies Fund and Pyxis Alternative Income Fund. As part of its review process, the Board of Trustees requested, through Fund counsel and its independent legal counsel, and received from the Advisers, various information and written materials in connection with meetings of the Board of Trustees held on August 28, 2012 and September 14, 2012, including: (1) information regarding the financial soundness of the Advisers and the profitability of the Agreements to the Advis-

ers; (2) information on the advisory and compliance personnel of the Advisers, including compensation arrangements; (3) information on the internal compliance procedures of the Advisers; (4) comparative information showing how the Funds’ proposed fees and anticipated operating expenses compare to those of other registered investment companies and private funds that follow investment strategies similar to those of the Funds; (5) information on the investment performance of the Funds, including comparisons of the Funds’ performance against that of other registered investment companies and private funds that follow investment strategies similar to those of the Funds; (6) information regarding brokerage and portfolio transactions; and (7) information on any legal proceedings or regulatory audits or investigations affecting the Advisers. The Trustees also relied on information provided in connection with the initial approval of the Agreements, as well as new information specifically relating to changes from such time, and information provided at periodic meetings of the Trustees over the course of the year. The Trustees reviewed various factors discussed in independent counsel’s legal memorandum, the detailed information provided by the Investment Adviser and Sub-Advisers and other relevant information and factors. The Trustees’ conclusions as to the approval of the Agreements were based on a comprehensive consideration of all information provided to the Trustees without any single factor being dispositive in and of itself. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

The nature, extent, and quality of the services to be provided by the Advisers

The Board of Trustees considered the portfolio management services to be provided by the Advisers under the Agreements and the activities related to portfolio management, including use of technology, research capabilities, and investment management staff. The Board of Trustees discussed the relevant experience and qualifications of the personnel providing advisory services, including the background and experience of the members of each Fund’s portfolio management team. The Trustees reviewed the management structure, assets under management and investment philosophies and processes of the Advisers. The Trustees also reviewed and discussed information regarding the Advisers’ compliance policies and procedures. With regard to Funds for which the Investment Adviser has retained a Sub-Adviser, the Trustees considered the services provided by the Investment Adviser with respect to the supervision of the respective Sub-Advisers, including the performance of periodic detailed analysis and review of the performance by the Sub-Adviser of its obligations to the Fund, including, without limitation, a review of each Sub-Adviser’s investment performance in respect of each applicable Fund; preparation and presentation of periodic reports to the Trustees regarding the investment performance of each Sub-Adviser and other information regarding each Sub-Adviser;

146  |  Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2012	Pyxis Funds II

review and consideration of any changes in the personnel of the Sub-Adviser responsible for performing the Sub-adviser’s obligations and making appropriate reports to the Trustees; review and consideration of any changes in the ownership or senior management of each Sub-Adviser and making appropriate reports to the Trustees; performing periodic in-person or telephonic diligence meetings with representatives of each Sub-Adviser; and preparing recommendations with respect to the continued retention of any Sub-Adviser or the replacement of any Sub-Adviser. The Trustees concluded that the Advisers had the quality and depth of personnel and investment methods essential to performing their duties under the Agreements, and that the nature and the quality of such advisory services were satisfactory.

The Advisers’ Historical Performance in Managing the Funds

The Board of Trustees reviewed the historical performance of the Advisers and the Funds’ portfolio management teams in managing the Funds over various time periods and reflected on previous discussions regarding matters bearing on the Advisers’ performance at their meetings throughout the year. With respect to the Funds, the Trustees discussed relative performance and contrasted the performance of the Funds and their respective portfolio management teams versus that of the Funds’ peers, as represented by certain other registered investment companies that follow investment strategies similar to the Funds as well as comparable indices. With respect to each Fund, the Trustees concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement(s) relating to that Fund. In the case of each Fund that had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance supported renewal of the Agreements. These factors included one or more of the following: (1) that underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Advisers that was reasonable and consistent with the Fund’s investment objective and policies; (2) that the Fund’s more recent performance was competitive when compared to relevant performance benchmarks or peer groups; and (3) the Fund or a particular share class had a limited operating history.

The costs of the services to be provided by the Investment Adviser and the profits to be realized by the Investment Adviser and its affiliates from the relationship with the Funds

The Board of Trustees also gave substantial consideration to the fees payable under the Agreements, the expenses the Advisers incur in providing advisory services and the profitability to the Advisers of managing the Funds, including: (1) information regarding the financial condition of the Advisers; (2) information regarding the total fees and payments received by the Advisers for their services and whether such fees are appropriate given economies of scale and other considerations; (3) information on the advisory and compliance personnel of the Advisers, including compensation arrangements; (4)  compara-

tive information showing (a) the fees payable under the Agreements versus the investment advisory fees of certain registered investment companies and private pooled vehicles that follow investment strategies similar to those of the Funds and (b) the expense ratios of the Funds versus the expense ratios of certain registered investment companies and private pooled vehicles that follow investment strategies similar to those of the Funds; (5) the relative amount of time and resources expended by the Advisers to manage particular strategies and, in the case of the Investment Adviser, in supervising the Sub-Advisers, including the responsibilities of the Investment Adviser to review each Sub-Adviser’s performance of its obligations to the Fund(s), including, without limitation, reviewing each Sub-Adviser’s investment performance in respect of each applicable Fund; reviewing and considering any changes in the personnel of the Sub-Adviser responsible for performing the Sub-adviser’s obligations to the Fund(s); reviewing and considering any changes in the ownership or senior management of each Sub-Adviser; performing periodic in-person or telephonic diligence meetings with representatives of each Sub-Adviser; preparing recommendations with respect to the continued retention of any Sub-Adviser or the replacement of any Sub-Adviser and preparing and presenting periodic reports to the Trustees regarding the foregoing supervisory activities in respect of each Sub-Adviser and other information regarding each Sub-Adviser as appropriate; (6) information regarding the total fees and payments received and the related amounts waived and/or reimbursed by the Investment Adviser for providing administrative services to the Funds under separate agreements and whether such fees are appropriate and, with respect to the Advisory Agreements, (7) the fact that the fees payable to the Investment Adviser would be reduced by amounts payable to Sub-Advisers for a given period. The Trustees also considered the so-called “fall-out benefits” to the Advisers with respect to the Funds, such as the reputational value of serving as Adviser or Sub-Adviser to the relevant Funds, potential fees paid to the Advisers’ affiliates by a Fund or portfolio companies for services provided, including administrative services provided to the Funds by the Investment Adviser pursuant to separate agreements, and the benefits of research made available to the Advisers by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. After such review, the Trustees determined that the anticipated profitability rates to the Investment Adviser and Sub-Advisers with respect to the Agreements were fair and reasonable. The Trustees also took into consideration the amounts waived and/or reimbursed, if any, where expense caps or advisory fee waivers had been implemented.

The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders

The Board of Trustees considered the respective asset levels of the Funds, the information provided by the Advisers relating to their costs and information comparing the fee rates charged by the Advisers with fee rates charged by other unaffiliated

Annual Report | 147

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2012	Pyxis Funds II

investment advisers to their clients. The Trustees concluded that the fee structures are reasonable, and appropriately should result in a sharing of economies of scale in view of the information provided by the Advisers. The Board determined to continue to review ways, and the extent to which, economies of scale might be shared between the applicable Adviser and/or Sub-adviser on the one hand and shareholders of the Funds on the other.

Following a further discussion of the factors above and the merits of the Agreements and their various provisions, it was noted that in considering the approval of the Agreements, no single factor was determinative to the decision of the Board of Trustees. Rather, after weighing all of the factors and reasons discussed above, the Trustees, including the Independent Trustees, unanimously agreed that the Agreements, including the advisory and sub-advisory fees to be paid to the Advisers are fair and reasonable to the Funds in light of the services that the Advisers provide, the expenses that they incur and the reasonably foreseeable asset levels of the Funds.

148  |  Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2012	Pyxis Funds II

Trustees and Officers

The Board of Trustees (the “Board”) provides broad oversight over the operations and affairs of the Funds and protects the interests of shareholders. The Board has overall responsibility to manage and control the business affairs of the Funds, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Funds’ business. The names and dates of birth of the Trustees and officers of the Funds, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships or trusteeships they hold are shown below. The business address for each Trustee and officer of the Funds is c/o Pyxis Capital, L.P., 200 Crescent Court, Suite 700, Dallas, TX 75201.

Name and Date of Birth	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Pyxis Fund Complex Overseen by Trustee[1]	Other Directorships/ Trusteeships Held	Experience, Qualifications, Attributes, Skills for Board Membership

		Independent Trustees

Timothy K. Hui (6/13/1948)	Trustee	Indefinite Term; Trustee since inception in 2006	Dean of Educational Resources since July 2012 and from July 2006 to January 2008, Vice President from February 2008 to June 2012, and Assistant Provost for Graduate Education from July 2004 to June 2006 at Cairn University.	20	None	Significant experience on this and/or other boards of directors/trustees; administrative and managerial experience; legal training and practice.

Scott F. Kavanaugh (1/27/1961)	Trustee and Chairman of the Board	Indefinite Term; Trustee since inception in 2006	Vice-Chairman, President and Chief Executive Officer at Keller Financial Group since September 2007; Chairman and Chief Executive Officer at First Foundation Bank since September 2007; Vice Chairman, President, Chief Operating Officer and Chief Executive Officer of First Foundation, Inc. (holding company) since September 2007; and private investor since February 2004.	20	None	Significant experience on this and/or other boards of directors/trustees; significant executive experience including current and past service as chairman and chief executive officer of a bank; other financial industry and banking experience.

Annual Report  |  149

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2012	Pyxis Funds II

Trustees and Officers

Name and Date of Birth	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Pyxis Fund Complex Overseen by Trustee[1]	Other Directorships/ Trusteeships Held	Experience, Qualifications, Attributes, Skills for Board Membership

		Independent Trustees

James F. Leary (3/9/1930)	Trustee	Indefinite Term; Trustee since inception in 2006	Managing Director, Benefit Capital Southwest, Inc. (a financial consulting firm) since January 1999.	20	Board Member of Capstone Group of Funds (7 portfolios)	Significant experience on this and/or other boards of directors/trustees; significant executive experience including past service as chief financial officer of an operating company.

Bryan A. Ward (2/4/1955)	Trustee	Indefinite Term; Trustee since inception in 2006	Senior Manager, Accenture, LLP (a consulting firm) since January 2002.	20	None	Significant experience on this and/or other boards of directors/trustees; significant managerial and executive experience as a management consultant.

Ethan Powell(2) (6/20/1975)	Trustee, Executive Vice President and Secretary	Indefinite Term; Trustee and Executive Vice President since June 2012; Secretary since November 2010	Chief Product Strategist since 2012; Senior Retail Fund Analyst of Highland Capital Management, L.P. from 2007 to 2012 and of Pyxis from its inception to 2012; Secretary of the funds in the Pyxis Fund Complex since November 2010; Manager in the Merger and Acquisitions Division of Ernst & Young from 1999 to 2007.	20	None	Significant experience in the financial industry; significant executive experience including current and past service as an officer of the funds in the Pyxis Fund complex; significant administrative and managerial experience.

1.	The “Pyxis Fund Complex” consists of all of the registered investment companies overseen by the Board and advised by the Adviser or an affiliated person of the Adviser as of the date of this report.

2.	Mr. Powell is deemed to be an “interested person” of the Funds under the 1940 Act because of his position with the Adviser.

150  |  Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2012	Pyxis Funds II

Trustees and Officers

Name and Date of Birth	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

Brian Mitts (8/26/1970)	Treasurer (Principal Accounting Officer and Principal Financial Officer)	Indefinite Term, Treasurer since November 2010	Chief Operations Officer since 2012; Senior Retail Fund Analyst of Highland Capital Management, L.P. from 2007 to 2012 and of Pyxis from its inception to 2012; Principal Accounting Officer and Treasurer of the funds in the Pyxis Fund Complex since November 2010; Manager of Financial Reporting at HBK Investments (a hedge fund) from 2005 to 2007.

Ethan Powell (6/20/1975)	Trustee, Executive Vice President and Secretary	Indefinite Term; Trustee and Executive Officer since June 2012; Secretary since November 2010	Chief Product Strategist of Pyxis since 2012; Senior Retail Fund Analyst of Highland Capital Management, L.P. from 2007 to 2012 and of Pyxis from its inception to 2012; Secretary of the funds in the Pyxis Fund Complex since November 2010; Manager in the Merger and Acquisitions Division at Ernst & Young from 1999 to 2007.

Alan Head (8/5/1973)	Chief Compliance Officer	Indefinite Term; Chief Compliance Officer since January 2012	Compliance Director at Highland Capital Management, L.P. and Chief Compliance Officer at NexBank Securities, Inc. (an affiliated broker-dealer) since November 2010; Vice President, Manager of Reporting and Research from May 2008 to September 2010 and Compliance Manager from August 2005 to May 2008 at Capital Institutional Services.

Annual Report  |  151

THIS PAGE LEFT BLANK INTENTIONALLY.

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser

Pyxis Capital, L.P.

200 Crescent Court, Suite 700

Dallas, TX 75201

Sub-Advisers

Anchor Capital Management Group, Inc.

15 Enterprise, Suite 450

Aliso Viejo, California 92656

Brookmont Capital Management, LLC

2000 McKinney Avenue, Suite 810

Dallas, Texas 75201

GE Asset Management Incorporated

3001 Summer Street

P.O. Box 7900

Stamford, CT 06904

Palisade Capital Management, LLC

One Bridge Plaza

Fort Lee, NJ 07024

Champlain Investment Partners, LLC

346 Shelburne Road, 6th Floor

Burlington, VT 05401

Incline Analytics, LLC

4790 Caughlin Parkway, Suite 214

Reno, NV 89519

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road, 1st Floor

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public

Accounting Firm

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

Fund Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

This report has been prepared for shareholders of Pyxis Alpha Trend Strategies Fund, Pyxis Alternative Income Fund, Pyxis Energy and Materials Fund, Pyxis Trend Following Fund, Pyxis Core America Equity Fund, Pyxis Dividend Equity Fund, Pyxis Premier Growth Equity Fund, Pyxis Small-Cap Equity Fund, Pyxis Global Equity Fund, Pyxis International Equity Fund, Pyxis Total Return Fund, Pyxis Tax-Exempt Fund, Pyxis Fixed Income Fund and Pyxis Money Market Fund II (collectively, the “Funds”). The Funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-877-665-1287 to request that additional reports be sent to you.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, and the Funds’ proxy voting records for the most recent 12-month period ended June 30, are available (i) without charge, upon request, by calling 1-877-665-1287 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov and also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may also obtain the Form N-Q by visiting the Funds’ website at www.pyxisais.com.

The Statements of Additional Information include additional information about the Funds’ Trustees and are available upon request without charge by calling 1-877-665-1287.

|  153

4400 Computer Drive

Westborough, MA 01581-1722

Pyxis Funds II

Annual Report, September 30, 2012

www.pyxisais.com

HLC-PFII-AR-09/12

Pyxis Natural Resources Fund

Annual Report

September 30, 2012

Pyxis Natural Resources Fund

Shareholder Letter

September 30, 2012

The Pyxis Natural Resources Fund (the “Fund”) is a feeder fund that invests substantially all of its assets in the Ascendant Natural Resources Fund (the “Master Fund”) which began trading on October 5, 2011. The Master Fund invests at least 80% of portfolio assets in stocks of companies involved in natural resource industries, including oil & gas, precious metals, agriculture, timber and other “hard asset” commodities. The Master Fund’s proprietary process is built on a bottom up, quantitative approach to investment research and security selection. Although the process is primarily quantitative, the most attractive opportunities are evaluated for qualitative considerations before portfolios are constructed or sell decisions are made.

Since inception through September 30, 2012 the Master Fund returned 2.59%. Top performing industries were Refining and Marketing, Fertilizers and Agriculture, and Diversified Metals and Mining. Detractors to returns were holdings in the Metal and Glass Containers, Gold, and Paper Products industries.

The Fund is designed to give investors exposure to a broad group of natural resource equities as well as a few specific commodity exposures gained indirectly through funds, ETF’s or ETN’s. Political, fiscal, and monetary policy risks often impact the outlook for natural resources and the companies who produce them. The Master Fund is constantly looking for the most attractively valued stocks in these sectors/industries that have strong earnings potential. Given the current environment the Master Fund likes precious metals and small-mid cap exploration and production companies for near term capital gain exposure.

The Fund’s adviser and Board of Directors are currently evaluating the strategic options for the Fund. During this time, the Fund is not accepting new investors.

Regards,

Pyxis Natural Resources Fund

Pyxis Natural Resources Fund

PORTFOLIO REVIEW

September 30, 2012 (Unaudited)

The Fund’s performance figures* for the period ending September 30, 2012, compared to its benchmarks:

Inception**- September 30, 2012
Pyxis Natural Resources Fund Class Y Shares	(0.84)%
S&P North American Natural Resource Sector Index	(1.16)%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and distributions. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or on the redemption of the Fund shares. Performance figures for periods greater than 1 year are annualized. The Fund’s total annual operating expenses, including underlying funds, is 2.12% for Class Y share per the March 20, 2012 prospectus. For performance information current to the most recent month-end, please call toll free (877) 665-1287.

**	Commencement of operations is March 21, 2012.

S&P North American Natural Resource Sector Index is an equity benchmark that represents U.S. traded securities across a broadly defined North American Natural Resource sector. S&P Indices uses GICS® to determine a company’s classification. The index is modified-capitalization weighted, where a stock’s weight is capped at a level determined on a sector basis.

Comparison of the Change in Value of a $10,000 Investment

Pyxis Natural Resources Fund

PORTFOLIO REVIEW (Continued)

September 30, 2012 (Unaudited)

Top Asset Class/Industry Sector +

Percent of Net Assets
Energy	69.1%
Basic Materials	14.1%
Exchange Traded Funds - Commodity	6.1%
Financial	5.9%
Industrial	3.7%
Other, Cash & Cash Equivalents	1.1%

100.0%

+	Represents holdings of the Ascendant Natural Resources Master Fund.

PYXIS NATURAL RESOURCES FUND

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2012

ASSETS
Investment in Ascendant Natural Resources Master Fund (“Master Fund”)	$99

TOTAL ASSETS	99

NET ASSETS	$99

Net Assets Consist Of:
Paid in capital [$0 par value, unlimited shares authorized]	100
Accumulated net realized loss from security transactions	(3)
Net unrealized appreciation of investments	2

NET ASSETS	$99

Net Asset Value Per Share:
Class Y Shares:
Net Assets	$99.13
Shares of beneficial interest outstanding	8.43

Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$11.77

See accompanying notes to financial statements	4

PYXIS NATURAL RESOURCES FUND

STATEMENT OF OPERATIONS

For the Period Ended September 30, 2012 *

INVESTMENT INCOME
Dividend income allocated from the Master Fund	$1
Less: Foreign withholding taxes	—
Interest income allocated from the Master Fund	—
Expenses Allocated from the Master Fund	(1)

TOTAL INVESTMENT INCOME	—

EXPENSES
Investment advisory fees	—
Transfer agent fees	9,404
Professional fees	5,000
Registration fees	4,400
Administrative services fees	—
Accounting services fees	—
Printing and postage expenses	—
Custodian fees	—
Trustees fees and expenses	—
Insurance expense	—
Other expenses	—

TOTAL EXPENSES	18,804
Less: Fees waived by the Advisor	(18,804)

NET EXPENSES	—

NET INVESTMENT LOSS	—

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss from security transactions allocated from the Master Fund	(3)

Net change in unrealized appreciation of:
Investments allocated from the Master Fund	2

2

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(1)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1)

*	The Pyxis Natural Resources Fund commenced operations on March 21, 2012

See accompanying notes to financial statements	5

PYXIS NATURAL RESOURCES FUND

STATEMENT OF CHANGES IN NET ASSETS

Period Ended September 30 2012**
FROM OPERATIONS
Net investment loss	$—
Net realized loss from security transactions	(3)
Net change in unrealized appreciation of investments	2

Net increase in net assets resulting from operations	(1)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class Y	100

Net increase in net assets resulting from shares of beneficial interest	100

TOTAL INCREASE IN NET ASSETS	99

NET ASSETS
Beginning of Period	—

End of Period*	$99

*Includes undistributed net investment income of:	$—

SHARE ACTIVITY
Class Y:
Shares Sold	8.43

Net increase in shares of beneficial interest outstanding	8.43

**	The Pyxis Natural Resources Fund commenced operations on March 21, 2012

See accompanying notes to financial statements	6

PYXIS NATURAL RESOURCES FUND

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout The Period

	Period Ended September 30,
Class Y Shares	2012 (1)
Net asset value, beginning of period	$11.87

Activity from investment operations:
Net investment loss (2)	—
Net realized and unrealized loss on investments	(0.10)

Total from investment operations	(0.10)

Net asset value, end of period	$11.77

Total return (3)	(0.84	%)(7)

Net assets, at end of period (000s)	$99	(8)

Ratio of gross expenses to average net assets (4)(6)	38,189.25	% (5)
Ratio of net expenses to average net assets (6)	1.90	% (5)
Ratio of net investment loss to average net assets (6)	0.00	% (5)
Portfolio Turnover Rate (9)	92	% (7)

(1)	The Pyxis Natural Resources Fund’s Class Y shares commenced operations on March 21, 2012.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales charges.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(5)	Annualized.
(6)	Does not include the expenses of other investment companies in which the Fund invests except for the Master Fund.
(7)	Not annualized.
(8)	Actual net assets, not truncated.
(9)	Calculated based on investment activity of Ascendant Natural Resources Master Fund.

See accompanying notes to financial statements	7

PYXIS NATURAL RESOURCES FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2012

1.	ORGANIZATION

The Pyxis Natural Resources Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Pyxis Funds II (the “Trust”), a statutory trust organized under the laws of the State of Massachusetts on August 10, 1992, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is to seek growth of capital.

The Fund is a “feeder” fund that currently invests all of its assets in the Ascendant Natural Resources Master Fund, a series of Northern Lights Fund Trust (the “Master Fund”), which has the same investment objective and strategies as the Fund. Generally all investments are made at the Master Fund level. This structure is sometimes called a “master-feeder” structure. The Fund’s investment results will correspond directly to the investment results of the Master Fund. As of September 30, 2012, the Fund’s proportionate interest in the net assets of the Master Fund was 0%.

The performance of the Fund is directly affected by the performance of the Master Fund. The financial statements of the Master Fund, including its Portfolio Holdings, are attached to this report and should be read in conjunction with the Fund’s financial statements.

The Fund currently offers Class A, Class C, Class R and Class Y shares. Class C, Class R and Class Y shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities valuation – The Fund records its investment in the Master Fund at fair value, which generally represents its proportionate ownership of the Members’ Capital of the Master Fund. Valuation of the investments of the Master Fund is further discussed in Note 2 to its financial statements which are attached herein.

PYXIS NATURAL RESOURCES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2012

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2012 for the Fund’s assets measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Investment in the Master Fund	$—	$99	$—	$99
Total	$—	$99	$—	$99

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Fund’s policy to record transfers into or out of Level 1 and Level 2 at the end of the reporting period.

The Fund did not hold any Level 3 securities during the period.

PYXIS NATURAL RESOURCES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2012

Security transactions and related income – The Fund records its proportionate share of the Master Fund’s income, expenses, and realized and unrealized gains and losses. Income and expenses that are directly attributable to the Fund are recorded on an accrual basis as earned or as incurred.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (none), or expected to be taken in the Fund’s 2012 tax returns. The Fund identified its major tax jurisdictions as U.S. Federal, Massachusetts and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund. Pyxis Capital, L.P. serves as the Fund’s Investment Advisor (the “Advisor”).

Pursuant to an Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.30% of the Fund’s average daily managed assets and an administrative fee of 0.20% of the Fund’s average daily managed assets, computed and accrued daily. Under the terms of the Master Fund Advisory Agreement, the Ascendant Advisors, LLC is entitled to

10

PYXIS NATURAL RESOURCES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2012

receive, on a monthly basis, an annual advisory fee equal to 0.85% of the Ascendant Natural Resources Master’s Fund’s average daily assets, making the total combined annual fee the Adviser receives from the Natural Resources Fund, master and feeder, 1.35%.

Pyxis and Ascendant have agreed to a voluntarily waive a portion of advisory and administration fees or reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs such as interest and dividend expense on securities sold short, or extraordinary expenses, such as litigation, not incurred in the ordinary course of the Fund’s business) do not exceed 2.25% per annum for Class A average daily net assets, 2.90% per annum of Class C average daily net assets, 2.40% per annum for Class R average daily net assets and 1.90% per annum for Class Y average daily net assets. As of September 30, 2012, the Advisor has $18,804 of waived/reimbursed expenses.

The Board has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at annual rates of 0.35%, 1.00% and 0.50% of the average daily net assets attributable to Class A, Class C and R shares, respectively, and is paid to BNY Mellon Distributors LLC (the “Underwriter”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred.

4.	TAX COMPONENTS OF CAPITAL

As of September 30, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gains	Capital Loss Carry Forwards	Post October & Late Year Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/(Deficits)
$—	$—	$(3)	$—	$2	$(1)

At September 30, 2012, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Short-Term	Long-Term	Total	Expiration
$3	$—	$3	Non-Expiring

5.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a) 9 of the Act. As of September 30, 2012, Pyxis Capital, L.P. held approximately 100% of the voting securities of Class Y shares.

11

PYXIS NATURAL RESOURCES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2012

6.	NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact this amendment may have on the Fund’s financial statements.

7.	SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

The Fund’s adviser and Board of Directors are currently evaluating the strategic options for the Fund. During this time, the Fund is not accepting new investors.

Report of Independent Registered Public Accounting Firm

Board of Trustees and Shareholders of

Pyxis Funds II:

We have audited the accompanying statement of assets and liabilities of the Pyxis Natural Resources Fund (the “Fund”), a fund constituting the Pyxis Funds II Trust, as of September 30, 2012, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from March 21, 2012 (commencement of operations) to September 30, 2012. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with custodian, brokers or transfer agent, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Pyxis Natural Resources Fund as of September 30, 2012, the results of its operations, the changes in net assets, and the financial highlights for the period presented, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 29, 2012

13

PYXIS NATURAL RESOURCES FUND

EXPENSE EXAMPLES

September 30, 2012 (Unaudited)

As a shareholder of the Pyxis Natural Resources Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Pyxis Natural Resources Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2012 through September 30, 2012.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Pyxis Natural Resources Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Actual	Beginning Account Value 4/1/12	Ending Account Value 9/30/12	Expenses Paid During Period* 4/1/12 – 9/30/12	Expense Ratio During Period** 4/1/12 – 9/30/12
Class Y	$1,000.00	$987.40	$9.44	1.90%

Hypothetical (5% return before expenses)	Beginning Account Value 4/1/12	Ending Account Value 9/30/12	Expenses Paid During Period* 4/1/12 – 9/30/12	Expense Ratio During Period** 4/1/12 – 9/30/12
Class Y	$1,000.00	$1,015.50	$9.57	1.90%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (366).
**	Annualized.

14

PYXIS NATURAL RESOURCES FUND

SUPPLEMENTAL INFORMATION (Unaudited)

September 30, 2012

Approval of Investment Advisory Agreement and Participation Agreement for the Natural Resources Fund

The Natural Resources Fund (for the purposes of this section, the “Fund”) has retained Pyxis (the “Investment Adviser”) to manage its assets pursuant to an Investment Advisory Agreement between Pyxis Funds II (the “Trust”), on behalf of the Fund, and the Investment Adviser (the “Advisory Agreement”). Additionally, in connection with the Fund’s operation as a “feeder” fund that invests substantially all of its assets in the Ascendant Natural Resources Master Fund (the “Master Fund”), the Trust, on behalf of the Fund, has entered into a participation agreement (the “Participation Agreement”) with the Investment Adviser and Ascendant Advisors, LLC (“Ascendant”), the investment adviser to the Master Fund. Pursuant to the Participation Agreement, Ascendant has agreed to waive a portion of its management fees to be charged to the Master Fund to the extent necessary to maintain the Fund’s total expense ratios at specified levels, among other things. The Advisory Agreement and Participation Agreement have been approved by the Fund’s Board of Trustees, including a majority of the Independent Trustees.

Following an initial term of two years, the Advisory Agreement continues in effect from year-to-year provided such continuance is specifically approved at least annually by the vote of holders of at least a majority of the outstanding shares of the Fund, or by the Board of Trustees, and, in either event, by a majority of the Independent Trustees of the Fund casting votes in person at a meeting called for such purpose. Following an initial term of two years, the Participation Agreement is automatically renewed every year upon approval of the board of trustees of the Master Fund of the investment advisory agreement between the Master Fund and Ascendant, and approval of the Board of Trustees of the Fund of the Advisory Agreement. The Board of Trustees, including the Independent Trustees, approved the Advisory Agreement and Participation Agreement at a meeting held on September 9, 2011. As part of its review process, the Board of Trustees requested, through Fund counsel and the Board of Trustees’ independent legal counsel, and received from the Investment Adviser and Ascendant written and oral information, including: (1) information regarding the financial soundness of each of the Investment Adviser and Ascendant; (2) information on the advisory and compliance personnel of the Investment Adviser and Ascendant, including compensation arrangements; (3) information on the internal compliance procedures of the Investment Adviser and Ascendant; (4) comparative information showing how the Fund’s respective proposed fees and anticipated operating expenses compare to those of (a) other registered investment companies and private funds that follow investment strategies similar to those of the Fund and (b) other private and registered pooled investment vehicles or accounts managed by the Investment Adviser and Ascendant, as well as the performance of such vehicles and accounts; (5) information regarding brokerage and portfolio transactions; and (6) information on legal proceedings or regulatory audits or investigations affecting the Investment Adviser or Ascendant. The Trustees reviewed various factors discussed in the legal memorandum from the Independent Trustees’ independent legal counsel, the detailed information provided by the Investment Adviser and Ascendant and other information and factors they deemed relevant.

The Trustees considered information about the Fund and the Master Fund, as well as information about a separate feeder fund managed by Ascendant that also invests substantially all of its assets

15

PYXIS NATURAL RESOURCES FUND

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

September 30, 2012

in the Master Fund (the “Ascendant Feeder Fund”). The Trustees’ conclusions as to the approval of the Advisory Agreement and the Participation Agreement were based on comprehensive consideration of all information provided to the Trustees, without any single factor being dispositive in and of itself. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weight to various factors.

The nature, extent, and quality of the services to be provided by the Investment Adviser and Ascendant

The Board of Trustees considered the portfolio management to be provided by the Investment Adviser under the Advisory Agreement to the Fund and by Ascendant to the Master Fund and the activities related to portfolio management, including use of technology, research capabilities, and investment management staff. The Board of Trustees discussed the experience and qualifications of the personnel who will be overseeing the provision of advisory services to be provided by personnel of the Investment Adviser and Ascendant. The Trustees reviewed the management structure, expected assets under management and investment philosophies and processes of the Investment Adviser and Ascendant. The Trustees also reviewed and/or discussed the Investment Adviser’s and Ascendant’s compliance policies and procedures. The Board of Trustees also considered the administrative services to be provided by the Investment Adviser under a separate administration agreement (the “Administration Agreement”), including compliance and accounting services. The Trustees concluded that each of the Investment Adviser and Ascendant had the quality and depth of personnel and investment methods essential to performing its respective duties under the Advisory Agreement and the Participation Agreement, and that the nature and the quality of such advisory services were satisfactory.

The costs of the services to be provided by the Investment Adviser and Ascendant and the profits and other benefits to be realized by the Investment Adviser and Ascendant and their respective affiliates from the relationship with the Fund

The Board of Trustees gave substantial consideration to the fees payable under the Advisory Agreement and the Participation Agreement, including: (1) information regarding the financial condition of the Investment Adviser and Ascendant; (2) information regarding the total fees and payments to be received by the Investment Adviser from the Fund, and those to be received by the Master Fund from Ascendant, and whether such fees are appropriate given economies of scale and other considerations; (3) information on the advisory and compliance personnel of the Investment Adviser and Ascendant, including compensation arrangements; (4) information on the internal compliance procedures of the Investment Adviser and Ascendant; (5) information regarding brokerage and portfolio transactions; (6) information on any legal proceedings or regulatory audits or investigation affecting the Investment Adviser and any affecting Ascendant; (7) comparative information showing (a) the fees payable under the Advisory Agreement versus the investment advisory fees of certain registered investment companies and private pooled vehicles that follow investment strategies similar to those of the Fund, and (b) the expected expense ratios of the Fund versus the expense ratios of certain registered investment companies and private pooled vehicles that follow investment strategies similar to those of the Fund. In this

16

PYXIS NATURAL RESOURCES FUND

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

September 30, 2012

regard, the Trustees noted that the Investment Adviser proposed to monitor the performance of the Fund in a manner akin to the Investment Adviser’s monitoring of a sub-advisory relationship and to ensure compliance with applicable rules and regulations, as well as monitoring whether it continued to be appropriate to invest in the Master Fund. The Investment Adviser noted that it did not manage other registered investment companies or private pooled investment vehicles that follow investment strategies similar to those of the Fund. The Trustees also considered the so-called “fall-out benefits” to the Adviser and to Ascendant with respect to the Fund, such as the reputational value of serving as the Adviser to the Fund and potential fees paid to the Adviser’s or Ascendant’s affiliates by the Fund or the Master Fund for services provided. The Trustees also considered the administrative fees payable by the Fund to the Investment Adviser under the Administration Agreement, and noted the significant services to be received, such as compliance, accounting and operational services and furnishing office space and facilities for the Fund, and the provision of personnel satisfactory to the Board of Trustees to serve as officers of the Fund, and that these services would be beneficial to the Fund. After reviewing these and related factors, the Trustees determined that the fees payable to the Investment Adviser under the Advisory Agreement, and the fees payable to Ascendant under the Participation Agreement, represent fair and reasonable compensation in light of the services being provided by the Investment Adviser to the Fund, and by Ascendant to the Fund, through its advisory services to the Master Fund.

The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders

The Board of Trustees considered the effective fees under the Advisory Agreement and the Participation Agreement as a percentage of assets at different asset levels, and possible economies of scale to the Investment Adviser and Ascendant. The Trustees considered the anticipated asset level of the Fund, the information provided by the Investment Adviser and Ascendant relating to estimated costs, and information comparing the fee rates to be charged by the Investment Adviser with fee rates charged by other unaffiliated investment advisers to their clients. The Trustees considered whether breakpoints in the fee under the Advisory Agreement and the Participation Agreement would be appropriate with respect to the Fund in light of the Fund’s anticipated assets and current fee structure, including any waivers, and determined not to recommend any breakpoints for the Fund at this time, given the Fund’s anticipated size and the proposed fee arrangements with Ascendant. The Trustees concluded that the fee structures are reasonable, and appropriately should result in a sharing of economies of scale for the future in view of the information provided by the Investment Adviser and Ascendant. The Trustees noted that the relatively low projected assets of the Fund implied that economies of scale would not be recognized by the Adviser and Ascendant in the short run.

Following a further discussion of the factors deemed material, including those described above and the merits of each of the Advisory Agreement and Participation Agreement and its various provisions, the Board of Trustees, including all of the Independent Trustees, determined that each of the Advisory Agreement and Participation Agreement, including the advisory fees to be paid to the Investment Adviser under the Advisory Agreement and the fee arrangement under the Participation Agreement, respectively, are fair and reasonable to the Fund, and unanimously voted to approve each of the Advisory Agreement and Participation Agreement for an initial term of two years from the date of its execution.

17

PYXIS NATURAL RESOURCES FUND

TRUSTEE AND OFFICERS (Unaudited)

September 30, 2012

The Board of Trustees (the “Board”) provides broad oversight of the operations and affairs of the Funds and protects the interests of shareholders. The Board has overall responsibility to manage and control the business affairs of the Funds, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Funds’ business. The names and dates of birth of the Trustees and officers of the Funds, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships or trusteeships they hold are shown below. The business address for each Trustee and officer of the Funds is c/o Pyxis Capital, L.P., 200 Crescent Court, Suite 700, Dallas, Texas 75201.

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios n Pyxis Fund Complex Overseen by Trustee[1]	Other Directorships/ Trusteeships Held	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Timothy K. Hui (6/13/1948)	Trustee	Indefinite Term; Trustee since inception in 2006	Dean of educational Resources since July 2012 and from July 2006 to January 2008, Vice President from February 2008 to June 2012, and Assistant Provost for Graduate Education from July 2004 to June 2006 at Cairn University.	20	None	Significant experience on this and/or other boards of directors/trustees; administrative and managerial experience; legal training and practice.

Scott F. Kavanaugh (1/27/1961)	Trustee and Chairman of the Board	Indefinite Term; Trustee since inception in 2006; Chairman of the Board since June 2012	Vice- Chairman, President and Chief Executive Officer at Keller Financial Group since September 2007; Chairman and Chief Executive Officer at First	20	None	Significant experience on this and/or other boards of directors/trustees; significant executive experience including current and past service as chairman and chief executive officer of a bank; other financial industry and banking experience.

18

PYXIS NATURAL RESOURCES FUND

TRUSTEE AND OFFICERS (Unaudited) (Continued)

September 30, 2012

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios n Pyxis Fund Complex Overseen by Trustee[1]	Other Directorships/ Trusteeships Held	Experience, Qualifications, Attributes, Skills for Board Membership
			Foundation Bank since September 2007; Vice- Chairman, President, Chief Operating Officer and Chief Executive Officer of First Foundation, Inc. (holding company) since September 2007; and private investor since February 2004.

James F. Leary (3/9/1930)	Trustee	Indefinite Term; Trustee since inception in 2006	Managing Director, Benefit Capital Southwest, Inc. (a financial consulting firm) since January 1999.	20	Board Member of Capstone Group of Funds (7 portfolios)	Significant experience on this and/or other boards of directors/trustees; significant executive experience including past service as chief financial officer of an operating company; audit committee financial expert.

Bryan A. Ward (2/4/1955)	Trustee	Indefinite Term; Trustee since inception in 2006	Senior Manager, Accenture, LLP (a consulting firm) since January 2002.	20	None	Significant experience on this and/or other boards of directors/trustees; significant managerial and executive experience; significant experience as a management consultant

19

PYXIS NATURAL RESOURCES FUND

TRUSTEE AND OFFICERS (Unaudited) (Continued)

September 30, 2012

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios n Pyxis Fund Complex Overseen by Trustee[1]	Other Directorships/ Trusteeships Held	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEE

Ethan Powell[2] (6/20/1975)	Trustee; Executive Vice President and Secretary	Indefinite Term; Trustee and Executive Vice President since June 2012; Secretary since November 2010	Senior Retail Fund Analyst of Highland Capital Management, L.P. since 2007 and of Pyxis since its inception and Secretary of the funds in the Pyxis Fund Complex since November 2010; Manager in the Merger and Acquisitions Division at Ernst &Young from 1999 to 2007.	20	None	Significant experience in the financial industry; Significant executive experience including current and past service as an officer of funds in the Pyxis Fund Complex; significant administrative and managerial experience.

OFFICERS

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Brian Mitts (8/26/1970)	Treasurer (Principal Accounting Officer and Principal Financial Officer)	Indefinite Term; Treasurer since November 2010	Senior Retail Fund Analyst of Highland Capital Management, L.P. since 2007 and Pyxis since its inception; Principal Accounting Officer and Treasurer of the funds in the Pyxis Fund Complex since November 2010; Manager of Financial Reporting at HBK Investments (a hedge fund) from 2005 to 2007.

Ethan Powell (6/20/1975)	Trustee; Executive Vice President and Secretary	Indefinite Term; Trustee and Executive Vice President since June 2012; Secretary since November 2010	Senior Retail Fund Analyst of Highland Capital Management, L.P. since 2007 and Pyxis since its inception; and Secretary of the funds in the Pyxis Fund Complex since November 2010; Manager in the Merger and Acquisitions Division at Ernst & Young from 1999 to 2007.

20

PYXIS NATURAL RESOURCES FUND

TRUSTEE AND OFFICERS (Unaudited) (Continued)

September 30, 2012

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Alan Head (8/5/1973)	Chief Compliance Officer	Indefinite Term; Chief Compliance Officer since January 2012	Compliance Director at Highland Capital Management, L.P. and Chief Compliance Officer of NexBank Securities, Inc. (an affiliated broker-dealer) since November 2010; Vice President, Manager of Reporting and Research from May 2008 to September 2010 and Compliance; Manager from August 2005 to May 2008 at Capital Institutional Services.

1	The “Pyxis Fund Complex” consists of all of the registered investment companies overseen by the Board and advised by the Adviser or an affiliated person of the Adviser as of the date of this report.
2	Mr. Powell is deemed to be an “interested person” of the Funds under the Investment Company Act of 1940 because of his position with Pyxis Capital, L.P.

21

PROXY VOTING POLICY

Information regarding how each Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-665-1287 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-665-1287.

INVESTMENT ADVISOR AND ADMINISTRATOR

Pyxis Capital, L.P.

200 Crescent Court. Suite 700

Dallas, TX 75201

ASCENDANT NATURAL RESOURCES MASTER FUND

Annual Report

September 30, 2012

www.ascendantfunds.com

1 (855) 527-2363

Ascendant Natural Resources Master Fund

PORTFOLIO OF INVESTMENTS

September 30, 2012

Shares		Value
	COMMON STOCKS - 92.8%
	CHEMICALS - 3.7%
652	CF Industries Holdings, Inc.	$144,900

	MACHINERY-DIVERSIFIED - 2.1%
990	Deere & Co.	81,665

	MINING - 10.5%
2,250	AngloGold Ashanti Ltd.	78,862
2,327	Freeport-McMoRan Copper & Gold, Inc.	92,103
1,738	Goldcorp, Inc.	79,687
1,665	Newmont Mining Corp.	93,257
3,900	Yamana Gold, Inc.	74,529

		418,438

	OIL & GAS - 53.3%
1,192	Anadarko Petroleum Corp.	83,345
1,249	Apache Corp.	108,001
3,567	BP PLC - ADR	151,098
2,972	Canadian Natural Resources Ltd.	91,508
1,237	Chevron Corp.	144,185
461	CNOOC Ltd. - ADR	93,459
1,811	ConocoPhillips	103,553
4,963	Denbury Resources, Inc. *	80,202
2,037	Diamond Offshore Drilling, Inc.	134,055
1,418	EOG Resources, Inc.	158,887
1,147	Exxon Mobil Corp.	104,893
11,344	Halcon Resources Corp. *	83,152
2,374	HollyFrontier Corp.	97,975
3,004	Imperial Oil Ltd.	138,274
2,779	Marathon Oil Corp.	82,175
1,237	Noble Energy, Inc.	114,682
1,035	Occidental Petroleum Corp.	89,072
1,395	Royal Dutch Shell PLC	96,827
4,906	Suncor Energy, Inc.	161,162

		2,116,505

	OIL & GAS SERVICES - 11.1%
382	Core Laboratories NV	46,405
2,217	Halliburton Co.	74,691
4,468	Helix Energy Solutions Group, Inc. *	81,630
1,969	National Oilwell Varco, Inc.	157,737
1,001	Oil States International, Inc. *	79,539

		440,002

See accompanying notes to financial statements	1

Ascendant Natural Resources Master Fund

PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2012

Shares		Value
	PACKAGING & CONTAINERS - 1.6%
1,789	Packaging Corp. of America	$64,941

	PIPELINES - 4.6%
1,451	Enterprise Products Partners LP	77,774
1,204	Plains All American Pipeline LP	106,193

		183,967

	REITS - 5.9%
2,329	Rayonier, Inc.	114,144
4,546	Weyerhaeuser Co.	118,832

		232,976

	TOTAL COMMON STOCKS (Cost $3,435,817)	3,683,394

	EXCHANGE TRADED FUNDS - 6.1%
	COMMODITY FUNDS - 6.1%
2,433	iShares Silver Trust *	81,457
945	SPDR Gold Shares *	162,559

	TOTAL EXCHANGE TRADED FUNDS (Cost $232,667)	244,016

	SHORT-TERM INVESTMENT - 1.7%
	MONEY MARKET FUND - 1.7%
65,539	Dreyfus Cash Management, to yield 0.24% ** (Cost $65,539)	65,539

	TOTAL INVESTMENTS - 100.6% (Cost $3,734,023) (a)	$3,992,949
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.6)%	(22,796)

	MEMBERS’ CAPITAL - 100.0%	$3,970,153

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $3,750,669 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$276,268
Unrealized Depreciation:	(33,988)

Net Unrealized Appreciation:	$242,280

*	Non-Income producing security.
**	Money market fund; interest rate reflects seven-day effective yield on September 30, 2012.

ADR - American Depositary Receipt

REITS - Real Estate Investment Trusts

See accompanying notes to financial statements	2

ASCENDANT NATURAL RESOURCES MASTER FUND

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2012

ASSETS
Investment in Securities (identified cost $3,734,023)	$3,992,949
Receivable for securities sold	156,872
Contribution receivable	12,000
Dividends and interest receivable	3,974
Prepaid expenses and other assets	118

TOTAL ASSETS	4,165,913

LIABILITIES
Payable for investments purchased	163,851
Due to custodian	11,610
Fees payable to other affiliates	2,916
Investment advisory fees payable	2,703
Accrued expenses and other liabilities	14,680

TOTAL LIABILITIES	195,760

MEMBERS’ CAPITAL	$3,970,153

MEMBERS’ CAPITAL	$3,970,153

See accompanying notes to financial statements	3

ASCENDANT NATURAL RESOURCES MASTER FUND

STATEMENT OF OPERATIONS

For the Period Ended September 30, 2012*

INVESTMENT INCOME
Dividends	$32,593
Interest	79

TOTAL INVESTMENT INCOME	32,672

EXPENSES
Investment advisory fees	14,219
Professional fees	49,853
Administrative services fees	17,614
Printing and postage expenses	4,156
Custodian fees	3,528
Trustees fees and expenses	2,575
Compliance officer fees	2,231
Insurance expense	68
Other expenses	1,146

TOTAL EXPENSES	95,390

NET INVESTMENT LOSS	(62,718)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss from security transactions	(106,886)
Net change in unrealized appreciation of investments	258,926

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	152,040

NET INCREASE IN MEMBERS’ CAPITAL RESULTING FROM OPERATIONS	$89,322

*	The Ascendant Natural Resources Master Fund commenced operations on March 20, 2012

See accompanying notes to financial statements	4

ASCENDANT NATURAL RESOURCES MASTER FUND

STATEMENT OF CHANGES IN MEMBERS’ CAPITAL

Period Ended September 30, 2012*
INCREASE (DECREASE) IN MEMBERS’ CAPITAL FROM OPERATIONS
Net investment loss	$(62,718)
Net realized loss from security transactions	(106,886)
Net change in unrealized appreciation of investments	258,926

Net increase in Members’ Capital resulting from operations	89,322

CONTRIBUTIONS/WITHDRAWALS
Contributions	4,148,481
Withdrawals	(267,650)

Net Contributions (Withdrawals)	3,880,831

TOTAL INCREASE IN MEMBERS’ CAPITAL	3,970,153
MEMBERS’ CAPITAL
Beginning of period	—

End of period	$3,970,153

*	The Ascendant Natural Resources Master Fund commenced operations on March 20, 2012

See accompanying notes to financial statements	5

ASCENDANT NATURAL RESOURCES MASTER FUND

FINANCIAL HIGHLIGHTS

	Period Ended September 30, 2012 (1)
Total return (2)	2.59%

Members’ Capital, at end of period (000s)	$3,970

Ratio of net expenses to average Members’ Capital (3)	5.70	%(4)
Ratio of net investment loss to average Members’ Capital (3)	(3.75	)%(4)
Portfolio Turnover Rate	92	%(2)

(1)	Ascendant Natural Resources Master Fund commenced operations on March 20, 2012.
(2)	Not annualized.
(3)	Does not include the expenses of other investment companies in which the Fund invests.
(4)	Annualized.

See accompanying notes to financial statements	6

ASCENDANT NATURAL RESOURCES MASTER FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2012

1.	ORGANIZATION

The Ascendant Natural Resources Master Fund (the “Master Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Master Fund’s investment objective is to seek growth of capital.

The Master Fund operates under a “master/feeder fund” structure and, accordingly, certain of its investors are other investment funds (referred to as “Feeder Funds”) investing all or a substantial portion of their assets in the Master Fund. At September 30, 2012, Ascendant Natural Resources Fund, and Pxyis Natural Resources Fund are the only investors invested in the Master Fund, and own 100% and 0.0% of the members’ capital of the Master Fund, respectively. For federal income tax purposes, the Master Fund is treated as a partnership, and each investor in the Master Fund is treated as the owner of its proportionate share of the members’ capital, income, expenses, and realized and unrealized gains and losses of the Master Fund. Accordingly, as a “pass-through” entity, the Master Fund pays no income dividends or capital gain distributions.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Master Fund in preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the last bid price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

In unusual circumstances, instead of valuing securities in the usual manner, securities may be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Board

7

ASCENDANT NATURAL RESOURCES MASTER FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2012

will review the fair value method in use for securities requiring a fair market value determination at least quarterly. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Master Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Master Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Master Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2012 for the Master Fund’s assets measured at fair value:

8

ASCENDANT NATURAL RESOURCES MASTER FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2012

Ascendant Natural Resources Master Fund

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$3,683,394	$—	$—	$3,683,394
Exchange Traded Funds	244,016	—	—	244,016
Short-Term Investments	65,539	—	—	65,539
Total	$3,992,949	$—	$—	$3,992,949

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Fund’s policy to record transfers into or out of Level 1 and Level 2 at the end of the reporting period.

The Fund did not hold any Level 3 securities during the period.

*	See Portfolio of Investments for industry classification.

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Federal Income Taxes – The Master Fund is treated as a partnership for Federal income tax purposes and therefore is not subject to Federal income tax. For income tax purposes, each person who has purchased interests in the Master Fund (each a “Member”, together the “Members”) will be treated as a partner of the Master Fund and, as such, will be taxed upon its distributive share of each item of the Master Fund’s income, gain, loss, deductions and credits for each taxable year of the Master Fund ending with or within each Member’s taxable year. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Master Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (none), or expected to be taken in the Master Fund’s 2012 tax returns. The Master Fund identified its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Master Fund makes significant investments; however, the Master Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its Officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Master Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Master Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

9

ASCENDANT NATURAL RESOURCES MASTER FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2012

3.	INVESTMENT TRANSACTIONS

For the period ended September 30, 2012, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $3,912,259 and $2,867,848, respectively.

4.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund. Ascendant Advisors, LLC serves as the Fund’s Investment Advisor (the “Advisor”). The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily net assets.

During the period ended September 30, 2012, AWM Services, LLC, a registered broker/dealer and an affiliate of the Fund executed trades on behalf of the Fund. AWM Services, LLC received $7,168 in brokerage commissions.

Trustees- Effective April 1, 2012, with the approval of the Board, the Fund pays its pro rata share of a total fee of $21,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Previously, the Fund paid its pro rata share of a total fee of $17,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. The Fund pays the chairperson of the Audit committee and the Lead Independent Trustee a pro rata share of an additional $2,000 per quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting, transfer agency and custody administration services to the Fund. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”)- NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

ASCENDANT NATURAL RESOURCES MASTER FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2012

Gemcom, LLC (“Gemcom”)- Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Fund.

5.	NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (“IFRSs”)”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.

Management is currently evaluating the impact this amendment may have on the Fund’s financial statements.

6.	SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Ascendant Natural Resources Master Fund and

Board of Trustees of Northern Lights Fund Trust

We have audited the accompanying statement of assets and liabilities of Ascendant Natural Resources Master Fund, a series of shares of beneficial interest of Northern Lights Fund Trust (the “Fund”), including the portfolio of investments, as of September 30, 2012, and related statement of operations, the statement of changes in net assets, and the financial highlights for the period March 20, 2012 (commencement of operations) through September 30, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2012 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ascendant Natural Resources Master Fund, as of September 30, 2012, and the results of its operations, the changes in its net assets and its financial highlights for the period March 20, 2012 through September 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

November 29, 2012

ASCENDANT NATURAL RESOURCES MASTER FUND

EXPENSE EXAMPLES

September 30, 2012 (Unaudited)

As a shareholder of the Ascendant Natural Resources Master Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Ascendant Natural Resources Master Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2012 through September 30, 2012.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Ascendant Natural Resource Master Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/12	Ending Account Value 9/30/12	Expenses Paid During Period* 4/1/12 – 9/30/12	Expense Ratio During Period** 4/1/12 – 9/30/12
Actual	$1,000.00	$974.60	$28.15	5.70%

Hypothetical (5% return before expenses)	$1,000.00	$996.50	$28.46	5.70%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (366).
**	Annualized.

ASCENDANT NATURAL RESOURCES MASTER FUND

SUPPLEMENTAL INFORMATION

September 30, 2012 (Unaudited)

Approval of Advisory Agreements –Ascendant Natural Resources Fund and Ascendant Natural Resources Master Fund

The Board of Trustees of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons of any party to the Investment Advisory Agreements (the “Independent Trustees”) initially considered and approved the Investment Advisory Agreement between the Trust and Ascendant Advisors, LLC (the “Adviser”), on behalf of the Ascendant Natural Resources Fund (the “Fund”), on May 18, 2011. At the September 21, 2011 Board meeting, the Board considered and approved (1) a proposal to establish the Ascendant Natural Resources Master Fund (the “Master Fund”), (2) the Investment Advisory Agreement for the Master Fund (the “Master Agreement”), and (3) a proposal to reduce the advisory fee paid by the Fund because the Adviser would also receive an advisory fee from the Master Fund. The definitive Master Agreement, and the Amended Fund Agreement, reflecting the current advisory fees paid by the Fund and the Master Fund, were approved on February 22, 2012.

The following is a combined summary of the Board’s deliberations and conclusions reached at the Board meetings related to the approvals of the Fund Agreement and the Master Agreement. In their consideration of the proposed Agreements, the Board did not identify any single factor as controlling, and the following summary does not detail all the matters considered. Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Agreements included the following:

Nature, Extent and Quality of Services. Presentations were given by representatives of the Adviser regarding the Funds’ investment objective and investment strategies, the plan to structure the Fund as a master-feeder structure to better facilitate promotion of the Fund by the Adviser and separate feeder funds. The Trustees discussed the nature of the Adviser’s operations, the quality of the Adviser’s compliance infrastructure and the experience of its Fund management personnel and the services provided to each the Fund and the Master Fund. The Board also considered financial information about the firm provided by the Adviser. The Trustees concluded that the Adviser has the ability to provide a level of service consistent with the Board’s expectations.

ASCENDANT NATURAL RESOURCES MASTER FUND

SUPPLEMENTAL INFORMATION

September 30, 2012 (Unaudited)

Performance. Because the Fund had not commenced operations prior to the initial approval, and very limited operations at the time of the September and February meetings, the Trustees did not consider the investment performance of the Fund. They did review and consider Adviser-provided performance information for the Adviser’s natural resources strategy and noted it had outperformed the S&P North American Natural Resources Index 6.7% for the year-to-date period ended August 31, 2011. The Board noted that the Adviser’s investment decisions are based heavily on a proprietary, quantitative process developed by the Adviser. The Board concluded that the proposed investment strategy and the Adviser’s investment process suggests it is qualified to manage the Fund and the Master Fund, and that the Adviser’s performance was reasonable.

Fees and Expenses. The Board compared the advisory fee and proposed expense ratio to the fees and expenses charged by a peer group of funds in the same Morningstar category. The Board noted that the proposed total advisory fees and expense ratio was higher than the averages for the peer group, but lower than or in line with certain funds in the peer group. The Board noted that the Adviser believes that the advisory fees reflect its unique investment process and sophisticated portfolio management team. The Board also noted that the Adviser’s reliance on quantitative analysis requires it to invest significant amounts in its personnel and research. The Board also compared the advisory fees to the fees charged by the Adviser for its separate accounts. Additionally, the Board noted that the Adviser had agreed to contractually limit the normal operating expenses of the Fund. The Trustees concluded that the Fund’s and the Master Fund’s advisory fees were reasonable.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale with respect to the management of the Funds and whether there is potential for realization of any further economies of scale. The Adviser noted it expects the Master Fund to reach economics of scale sooner due to the master feeder structure, which would benefit the shareholders of the Fund. After discussion, it was the consensus of the Board that based on the anticipated size of the Fund and the Master Fund for the initial two years of the Advisory Agreements, economies of scale was not a relevant consideration at this time.

Profitability. The Board considered the anticipated profits to be realized by the Adviser in connection with the operation of the Funds, based on the materials

ASCENDANT NATURAL RESOURCES MASTER FUND

SUPPLEMENTAL INFORMATION

September 30, 2012 (Unaudited)

provided to the Board, and whether the amount of profit is a fair entrepreneurial profit for the management of the Funds. They also considered the profits to be realized by the Adviser (if any) from other activities related to the Funds. The Trustees concluded that because of the Funds’ expense limitation agreements and the expected asset levels, the Adviser’s level of profitability from its relationship with the Funds would not be excessive.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the proposed Advisory Agreements, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structure of the Funds was reasonable and that approval of the Advisory Agreements was in the best interests of the Trust and the shareholders of the Funds.

The Ascendant Funds

SUPPLEMENTAL INFORMATION (Unaudited)

September 30, 2012

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130, unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Anthony J. Hertl Born in 1950	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	97	AdvisorOne Funds (12 portfolios) (since 2004); Ladenburg Thalmann Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011) and Global Real Estate Fund; Northern Lights Variable Trust (since 2006)

Gary W. Lanzen Born in 1954	Trustee Since 2005	Founder and President, Orizon Investment Counsel, LLC (since 2000); Chief Investment Officer (2006 -2010); Partner, Orizon Group, Inc. (a financial services company) (2002-2006).	97	AdvisorOne Funds (12 portfolios) (since 2003); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)

Mark H. Taylor Born in 1964	Trustee Since 2007	Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Member Auditing Standards Board, AICPA (since 2008).	100	Ladenburg Thalmann Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	100	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Ladenburg Thalmann Alternative Strategies Fund (since 2012)

The Ascendant Funds

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

September 30, 2012

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Michael Miola*** Born in 1952	Trustee Since 2005	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Adviser Services, LLC, CLS Investments, LLC, GemCom, LLC and Northern Lights Compliance Services, LLC (since 2003).	97	AdvisorOne Funds (12 portfolios) (2003-2012); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Constellation Trust Co.; Northern Lights Variable Trust (since 2006)

Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 Born in 1969	President Since 2006	Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).	N/A	N/A

Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (since 2004).	N/A	N/A

James P. Ash 450 Wireless Blvd. Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A

The Ascendant Funds

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

September 30, 2012

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Lynn Bowley Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.
**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).
***	Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Funds’ Distributor).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-527-2363.

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•     Social Security number and wire transfer instructions

•     account transactions and transaction history

•     investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?

For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO

For our marketing purposes - to offer our products and services to you.	NO	We don’t share

For joint marketing with other financial companies.	NO	We don’t share

For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share

For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share

For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?        Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:

How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•   open an account or deposit money

•   direct us to buy securities or direct us to sell your securities

•   seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•   sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•   affiliates from using your information to market to you.

•   sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-855-527-2363 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-527-2363.

INVESTMENT ADVISOR

Ascendant Advisors, LLC

Four Oaks Place

1330 Post Oaks Blvd., Suite 1550

Houston, TX 77056

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, New York 11788

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party.

(b)	Not applicable.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waiver, including any implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	The registrant’s code of ethics is filed herewith as Exhibit (a)(1).

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees (the “Board”) has determined that James Leary, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Mr. Leary is “independent” as defined by the SEC for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $291,000 for the fiscal year ended September 30, 2011 and $334,000 for the fiscal year ended September 30, 2012.

Audit-Related Fees

(b)	The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $60,000 for the fiscal year ended September 30, 2011 and $65,000 for the fiscal year ended September 30, 2012. Audit-related fees are related to the Semi-Annual review procedures.

Tax Fees

(c)	The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for the fiscal year ended September 30, 2011 and $0 for the fiscal year ended September 30, 2012.

All Other Fees

(d)	The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for the fiscal year ended September 30, 2011 and $0 for the fiscal year ended September 30, 2012.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee shall:

(a)	have direct responsibility for the appointment, compensation, retention and oversight of the Fund’s independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors; and

(b)	review and pre-approve (including associated fees) all audit and other services to be provided by the independent auditors to the Fund and all non-audit services to be provided by the independent auditors to the Fund’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser (an “Adviser Affiliate”) that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund; and

(c)	establish, to the extent permitted by law and deemed appropriate by the Audit Committee, detailed pre-approval policies and procedures for such services; and

(d)	consider whether the independent auditors’ provision of any non-audit services to the Fund, the Fund’s investment adviser or an Adviser Affiliate not pre-approved by the Audit Committee are compatible with maintaining the independence of the independent auditors.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 100%

(c) 100%

(d) 100%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant was $0 for the fiscal year ended September 30, 2011 and $0 for the fiscal year ended September 30, 2012.

(h)	Not applicable.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Pyxis Funds II

By (Signature and Title)*	/s/ Ethan Powell
Ethan Powell, Executive Vice President and Principal Executive Officer
(principal executive officer)

Date	11/30/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Ethan Powell
Ethan Powell, Executive Vice President and Principal Executive Officer
(principal executive officer)

Date	11/30/12

By (Signature and Title)*	/s/ Brian Mitts
Brian Mitts, Chief Financial Officer and Treasurer
(principal financial officer)

Date	11/30/12

*	Print the name and title of each signing officer under his or her signature.